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                                                                   EXHIBIT 10.10


                           REVOLVING CREDIT AGREEMENT


                                     BETWEEN


                              APS HEALTHCARE, INC.
                                   AS BORROWER

                                       and

                            CAPITALSOURCE FINANCE LLC
                                    AS LENDER



                                   DATED AS OF
                                  JULY 20, 2001


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                           REVOLVING CREDIT AGREEMENT

                                TABLE OF CONTENTS

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I.      DEFINITIONS.........................................................................................1

        1.1    General Terms................................................................................1
        1.2    Accounting Terms.............................................................................1
        1.3    Uniform Commercial Code Terms................................................................2
        1.4    Other Definitional Provisions; Construction..................................................2

II.     ADVANCES, PAYMENT AND INTEREST......................................................................2

        2.1    The Term Loan; Letters of Credit.............................................................2
        2.2    Term Note....................................................................................4
        2.3    Interest on the Term Note....................................................................5
        2.4    Repayment of Term Loan; Maturity.............................................................5
        2.5    Letter of Credit Fees........................................................................5
        2.6    Manner of Payment............................................................................5
        2.7    Repayment of Excess Borrowings...............................................................6
        2.8    Other Mandatory Prepayments..................................................................6
        2.9    Payments by Lender...........................................................................6
        2.10   Lender Records...............................................................................7
        2.11   Additional Payments..........................................................................7
        2.12   Collateral; Security Interest................................................................7
        2.13   Collateral Administration by Borrower........................................................7

III.    FEES AND OTHER CHARGES..............................................................................8

        3.1    Commitment Fees..............................................................................8
        3.2    Early Termination Fee........................................................................8
        3.3    Computation of Fees..........................................................................8
        3.4    Lawful Limits................................................................................8
        3.5    Late Fee; Default Rate of Interest...........................................................8
        3.6    Warrant Put Right............................................................................9

IV.     CONDITIONS PRECEDENT................................................................................9

        4.1    Conditions to Initial Draw...................................................................9
        4.2    Conditions to Each Additional Draw..........................................................11

V.      REPRESENTATIONS AND WARRANTIES.....................................................................13

        5.1    Organization and Authority..................................................................13
        5.2    Loan Documents..............................................................................13
        5.3    Subsidiaries................................................................................14
        5.4    Ownership Interests.........................................................................14
        5.5    Title to Properties.........................................................................14
        5.6    Other Agreements............................................................................15
        5.7    Litigation..................................................................................15
        5.8    No Consents.................................................................................15
        5.9    Hazardous Materials.........................................................................15
        5.10   Tax Returns; Governmental Reports...........................................................16
        5.11   Financial Statements and Reports............................................................16
        5.12   Compliance with Law.........................................................................17
        5.13   ERISA.......................................................................................17
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        5.14   Intellectual Property.......................................................................17
        5.15   Licenses and Permits........................................................................17
        5.16   No Default..................................................................................18
        5.17   No Labor Disputes...........................................................................18
        5.18   Margin Regulations..........................................................................18
        5.19   Investment Company Act......................................................................18
        5.20   Disclosure..................................................................................18
        5.21   Existing Indebtedness.......................................................................18
        5.22   Absence of Changes..........................................................................19
        5.23   Other Agreements............................................................................20
        5.24   No Conflict of Interest.....................................................................20
        5.25   Insurance...................................................................................20
        5.26   Location of Offices, Records, Accounts and Collateral.......................................20
        5.27   Non-Subordination...........................................................................20
        5.28   Names.......................................................................................21
        5.29   Survival of Representations and Warranties..................................................21

VI.     AFFIRMATIVE COVENANTS..............................................................................21

        6.1    Financial Statements, Reports and Other Information.........................................21
        6.2    Payment of Obligations......................................................................23
        6.3    Conduct of Business and Maintenance of Existence and Assets.................................23
        6.4    Compliance with Legal and Other Obligations.................................................24
        6.5    Insurance...................................................................................24
        6.6    True Books..................................................................................24
        6.7    Inspection; Periodic Audits.................................................................24
        6.8    Further Assurances; Post Closing............................................................25
        6.9    Payment of Indebtedness.....................................................................25
        6.10   Enforceability of and Compliance with Covenants in Loan Documents...........................25
        6.11   Lien Searches...............................................................................25
        6.12   New Guarantors..............................................................................26
        6.13   Board of Directors..........................................................................27
        6.14   Notice of Actions...........................................................................27
        6.15   Use of Proceeds.............................................................................27

VII.    NEGATIVE COVENANTS.................................................................................28

        7.1    Minimum EBITDA..............................................................................28
        7.2    Net Leverage Ratio (Total Debt to EBITDA)...................................................28
        7.3    Net Interest Coverage Ratio (EBITDA/Interest Expense).......................................28
        7.4    Fixed Charge Ratio (EBITDA/Fixed Charges)...................................................28
        7.5    Capital Expenditures........................................................................28
        7.6    Indebtedness................................................................................28
        7.7    Liens.......................................................................................29
        7.8    Transfer of Assets..........................................................................29
        7.9    Investments.................................................................................30
        7.10   Dividends; Redemptions......................................................................30
        7.11   Transactions with Affiliates................................................................30
        7.12   Merger or Consolidation; Acquisitions.......................................................31
        7.13   Change in Control; Charter Documents........................................................31
        7.14   Fiscal Year.................................................................................31
        7.15   Dissolution.................................................................................31
        7.16   Use of Proceeds.............................................................................31
        7.17   Contingent Obligations......................................................................32
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        7.18   Subsidiaries................................................................................32
        7.19   Agreements..................................................................................32

VIII.   EVENTS OF DEFAULT..................................................................................32

IX.     LENDER'S RIGHTS AND REMEDIES AFTER DEFAULT.........................................................34

        9.1    Rights and Remedies.........................................................................34
        9.2    Setoff......................................................................................34
        9.3    Rights and Remedies not Exclusive...........................................................35

X.      WAIVERS AND JUDICIAL PROCEEDINGS...................................................................35

        10.1   Waiver of Notice; Waiver of Statute of Limitations..........................................35
        10.2   Delay.......................................................................................35
        10.3   Jury Waiver.................................................................................35

XI.     EFFECTIVE DATE AND TERMINATION.....................................................................36

        11.1   Effective Date..............................................................................36
        11.2   Termination.................................................................................36
        11.3   Survival....................................................................................36

XII.    MISCELLANEOUS......................................................................................36

        12.1   Governing Law; Jurisdiction; Service of Process; Venue......................................36
        12.2   Discharge of Borrower's Obligations.........................................................37
        12.3   Successors and Assigns; Participations; New Lenders.........................................37
        12.4   Application of Payments.....................................................................38
        12.5   Indemnity...................................................................................38
        12.6   Notice......................................................................................39
        12.7   Severability................................................................................40
        12.8   Expenses....................................................................................40
        12.9   Captions....................................................................................40
        12.10  Counterparts; Facsimile Transmission........................................................40
        12.11  Governmental Approvals......................................................................40
        12.12  Entire Agreement............................................................................41
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                      AMENDED AND RESTATED CREDIT AGREEMENT
                                   (TERM LOAN)

            THIS AMENDED AND RESTATED CREDIT AGREEMENT (TERM LOAN) (the "AGREEMENT"), dated as of July 23, 2001, is entered into between APS HEALTHCARE HOLDINGS, INC. [REPRODUCE DOCUMENT FOR APS HEALTHCARE BETHESDA, INC. AND APS HEALTHCARE NORTHWEST, INC.], a Delaware corporation, ("BORROWER"), and CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (the "LENDER").

            WHEREAS, Borrower has requested that Lender make available to Borrower a term loan (the "TERM LOAN") in a maximum principal amount of Twenty Million Dollars ($20,000,000) (the "MAXIMUM LOAN AMOUNT"), the proceeds of which shall be used by Borrower to satisfy Borrower's existing obligations and indebtedness and for the funding of letters of credit, related escrow accounts and working capital in connection with Borrower's growth and operation of its behavioral managed care services business; and

            WHEREAS, in connection with such refinancing and as further consideration therefor, Bank of America, N.A. (the Bank) has agreed to assign to Lender all of its rights, title and interest, as Lender and as Agent, in and to the Loans, Financing Documents, certain warrants and the rights related thereto, as those terms are defined in that certain Assignment of Loans, Financing Documents, Certain Warrants and Rights Related Thereto, executed as of the date hereof, by and between the Bank and Lender, which Financing Documents include that certain Credit Agreement dated as of December 23, 1998, by and among APS Healthcare Holdings, Inc., APS Healthcare Holdings, Inc., the Lenders as defined therein and Bank of America, N.A. as Agent for the Lenders, which hereby is being amended and restated in its entirety; and

            WHEREAS, Lender is willing to make the Term Loan available to Borrower upon the terms and subject to the conditions set forth herein.

            NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, Borrower and Lender hereby agree as follows:

I.   DEFINITIONS

     1.1    GENERAL TERMS

            For purposes of this Agreement, in addition to the definitions set forth above and elsewhere in this Agreement, the terms listed in APPENDIX A hereto, which is incorporated herein and made a part hereof, shall have the meanings assigned therein. Unless otherwise specified herein or in APPENDIX A, any agreement or contract referred to herein or in APPENDIX A shall mean such agreement as modified, restated, amended or supplemented from time to time.

     1.2    ACCOUNTING TERMS

            Unless otherwise specified, as used in the Loan Documents or in any certificate, report, instrument or other document made or delivered pursuant to any of the Loan Documents, all accounting terms not defined in APPENDIX A hereof or elsewhere in this Agreement shall have the meanings given to such terms in and shall be interpreted in accordance with GAAP; PROVIDED, HOWEVER, that if any change in GAAP or, if applicable, Regulation S-X promulgated pursuant to the Securities Act of 1933, as amended, in effect on the Closing Date shall result in a change in any calculation (or the meaning or effect of any

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calculation) required to determine compliance with any provision contained in this Agreement or in any of the other Loan Documents, the applicable parties to such agreement will amend such provision in a manner to reflect such change such that the determination of compliance with such provision shall yield the same result as would have been obtained prior to such change in GAAP or Regulation S-X, as applicable. Until any such amendment is entered into, all such covenants shall be calculated in accordance with GAAP or Regulation S-X, as applicable, as in effect immediately preceding such change.

     1.3    UNIFORM COMMERCIAL CODE TERMS

            All capitalized terms used herein which are not specifically defined herein shall have meanings provided in Article 9 of the UCC in effect on the date hereof to the extent the same are used or defined therein.

     1.4    OTHER DEFINITIONAL PROVISIONS; CONSTRUCTION

            Whenever the context so requires, each reference to gender includes the masculine and feminine, the singular number includes the plural and vice versa. The words "hereof" "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and references to section, article, annex, schedule, exhibit and like references are references to this Agreement unless otherwise specified. A Default or Event of Default shall "continue" or be "continuing" until such Default or Event of Default has been cured or waived by Lender. References in this Agreement or any other Loan Document to any Person shall include such Person and its successors and permitted assigns.

II.  ADVANCES, PAYMENT AND INTEREST

     2.1    THE TERM LOAN; LETTERS OF CREDIT

            (a) Subject to the terms and conditions set forth in this Agreement, Lender agrees to loan to Borrower the Maximum Loan Amount in the form of an initial draw of $12,586,708 (the "INITIAL DRAW"), which Initial Draw shall be comprised of the amount necessary to satisfy Borrower's existing senior indebtedness to Bank of America, N.A. and to fund the Letters of Credit and additional draws thereafter ("ADDITIONAL DRAWS"), subject to the conditions set forth herein, which may be drawn down incrementally from time to time in a minimum amount of $1,000,000, and in increments of $100,000 solely for the purposes of funding new letters of credit and the refunding of existing letters of credit or for start-up costs including working capital related to new contracts that have been signed by Borrower and its new clients. The Term Loan is not a revolving credit facility, and any repayments of principal shall be applied to permanently reduce the Term Loan, provided that any amounts which are borrowed to fund, Letters of Credit that are thereafter repaid may be re-borrowed for the purposes permitted under this Agreement.

            (b) Subject to the terms and conditions hereof, Lender agrees to establish letters of credit to replace those letters of credit currently in place in the aggregate face amount of $3,140,000, as required by Borrower's current customers ("Letters of Credit").

                 (i) LETTERS OF CREDIT. Lender agrees, for so long as no Default or Event of Default exists and if requested by Borrower to cause to be issued, Letters of Credit for the account of Borrower or any Subsidiary of Borrower. Notwithstanding the foregoing, no Letter of Credit shall be issued or caused to be issued for Borrower or any Subsidiary of Borrower if, after giving effect thereto, Availability would be less than zero. Any amounts paid by Lender in connection with any Letter of

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Credit shall be treated as a Loan hereunder, shall be secured by all of the
Collateral and shall bear interest and be payable at the same rate and in the same manner as Loan hereunder.

                 (ii) REQUEST FOR LETTER OF CREDIT. Borrower may request Lender to cause a Letter of Credit to be issued by a financial institution acceptable to Lender by delivering to Lender the applicable letter of credit application (the "Letter of Credit Application"), completed to the reasonable satisfaction of Lender and such other certificates, documents and other papers and information as Lender may reasonably request.

                 (iii) DESCRIPTION OF LETTERS OF CREDIT. Each Letter of Credit shall, among other things, (A) provide for payment when presented for honor in accordance with the terms thereof and when accompanied by the documents described therein and (B) have an expiry date occurring not later than the earlier of (1) sixty days prior to the last day of the Term or (2)(i) for standby Letters of Credit, 12 months after such Letter of Credit's date of issuance (subject to 12 month renewal periods) and (ii) for any Letter of Credit that is not a standby Letter of Credit, 180 days after such Letter of Credit's date of issuance.

                 (iv) INDEMNIFICATION. In connection with the issuance or creation of any Letter of Credit, Borrower hereby indemnifies, saves and holds Lender harmless from any loss, cost, expense or liability, including, without limitation, payments made by Lender and expenses and reasonable attorneys' fees incurred by Lender arising out of, or in connection with any Letter of Credit to be issued or created for Borrower except to the extent any loss, cost, expense or liability is attributable to Lender's gross negligence or willful misconduct. Lender's or any Issuing Bank's regulations and good faith interpretations of any Letter of Credit issued or created for Borrower's account, although this interpretation may be different from Borrower's own, and neither Lender nor the Issuing Bank shall be liable for any error, negligence and/or mistake, whether of omission or commission, in following Borrower's instructions or those contained in any Letter of Credit or any modifications, amendments or supplements thereto or in creating or paying any Letter of Credit except for Lender's or Issuing Bank's gross negligence or willful misconduct.

                 (v) LENDER'S INSTRUCTIONS. Borrower shall authorize and direct any bank or financial institution which issues a Letter of Credit (an "Issuing Bank") to name Borrower or any Subsidiary of Borrower as the "Account Party" therein and to deliver to Lender, with a copy to Borrower, all instruments, documents, and other writings and property received by the Issuing Bank pursuant to the Letter of Credit and to accept and rely upon Lender's instructions and agreements with respect to all matters arising in connection with the Letter of Credit, the Letter of Credit Application therefore or any acceptance thereof.

                 (vi) DISBURSEMENTS. Lender will notify Borrower promptly of any presentment for payment under a Letter of Credit, following receipt by it of notification from the Issuing Bank of such presentment, together with notice of the date such payment was made. All disbursements shall be deemed irrevocably to be a request by Borrower for a Loan on the date such disbursement was made.

                 (vii) REIMBURSEMENT OBLIGATION. Borrower's obligation to reimburse Lender for disbursements described in subsection (vi) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which Borrower may have against Lender, the Issuing Bank or the beneficiary of the Letter of Credit, including, without limitation, any defense based upon any draft, demand or certificate or other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient, the failure of any disbursement or payment by the Issuing Bank under the Letter of Credit ("Bank Payment") to conform to the terms of the Letter of Credit (if, in the Issuing Bank's good faith opinion such disbursement or Bank Payment is

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determined to be appropriate and other than as a consequence of Lender's or the
Issuing Bank's gross negligence or willful misconduct) or any non-application or misapplication by the beneficiary of the proceeds of such disbursement or Bank Payment or the legality, validity, form, regularity or enforceability of the Letter of Credit.

                 (viii) CASH COLLATERAL. Upon the occurrence and during the continuation of any Event of Default, at the option of Lender, Borrower will pay to Lender, through an Additional Advance of a Loan hereunder, cash in an amount equal to the undrawn face amount of the Letters of Credit. Such cash shall be held by Lender in a cash collateral account (the "Cash Collateral Account"). The Cash Collateral Account shall be maintained at such bank as shall be designated by Lender, in the name of Lender as secured party, and shall be under the sole dominion and control of Lender and subject to the terms of this subject. Borrower hereby pledges, and grants to a security interest in, all such cash and other amounts held in the Cash Collateral Account from time to time and all earnings thereof and proceeds thereon, as security for the payment of all Obligations. Interest and earnings on the Cash Collateral Account shall be the property of Borrower but shall be held in the Cash Collateral Account as Collateral, provided that Lender shall release from the Cash Collateral Account and return to Borrower any funds remaining in the Cash Collateral Account upon satisfaction in full of the Obligations. At such time when all Events of Default shall have been cured or waived, Lender shall return any monies then remaining in the Cash Collateral Account. If at any time, and from time to time, the aggregate amount of the Cash Collateral Account exceeds the maximum liability, fixed or contingent, of Lender with respect to the aggregate face amount of all Letters of Credit then issued and outstanding, Lender shall return any excess to Borrower.

                 (ix) WAIVER OF LIABILITY. Neither Lender nor any Issuing Bank (except in the event of its own gross negligence or willful misconduct) shall be responsible for:

                      (a) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any and all respects invalid, insufficient, inaccurate, fraudulent or forged; or

                      (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument submitted by a party other than Lender or the Issuing Bank transferring or assigning or purporting to transfer or assign the Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason.

                 (x)  LETTER OF CREDIT FEES.

                      (a) Borrower shall pay to Lender a monthly Letter of Credit fee monthly, in arrears, on the outstanding balance of the Letters of Credit at a rate per annum equal to 6%.

                      (b) In addition to the foregoing fee, Borrower shall pay or reimburse Lender for such normal and customary costs and expenses payable in connection with Letters of Credit, as the case may be, as in effect from time to time (which charges shall be furnished to Borrower by Lender upon request therefore).

     2.2    TERM NOTE

            The Term Loan shall be evidenced by the two Term Notes (individually, "Note A" and "Note B," and collectively, the "Note"), payable to the order of Lender, duly executed and delivered by Borrower and dated the date hereof.

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     2.3    INTEREST ON THE TERM NOTE

            Interest on the outstanding balance of the Term Loan shall be payable monthly in arrears on the first day of each calendar month at an annual rate of the Prime Rate plus 4.5%, calculated on the basis of a 360-day year and for the actual number of calendar days elapsed in each interest calculation period. Interest accrued on the Term Loan shall be due and payable on the first day of each calendar month commencing July 1, 2001, and continuing until the later of the expiration of the Term and the full performance and irrevocable payment in full in cash of the Obligations.

     2.4    REPAYMENT OF TERM LOAN; MATURITY

            (a) Payment of principal outstanding under the Term Loan shall be made quarterly as follows:

                 (i) during the first year of the Term Loan, $250,000 shall be due and payable on each of October 1, 2001, January 1, 2002, April 1, 2002 and July 1, 2002;

                 (ii) on July 20, 2002, an amount to be paid each calendar quarter during such second year of the Term Loan shall be set based upon a seven year amortizing schedule for the Obligations outstanding as of such date, and such quarterly payment shall be due and payable on each of October 1, 2002, January 1, 2003, April 1, 2003 and July 1, 2003; and

                 (iii) on July 20, 2003, an amount to be paid each calendar quarter during the third year of the Term Loan shall be set based upon a seven year amortizing schedule for the Obligations outstanding as of such date, and such quarterly payments shall be due and payable on October 1, 2003, January 1, 2004, April 1, 2004 and on July 1, 2004, all remaining outstanding Obligations under the Term Loan shall be due and payable in full.

            (b) All amounts outstanding under the Term Note and any other Obligations due hereunder shall be due and payable in full, and the Term Note shall mature, if not earlier in accordance with this Agreement, then on the earlier of (i) the occurrence of an Event of Default (if so required pursuant hereto) or Lender's demand upon an Event of Default, and (ii) the last day of the Term.

            (c) Principal amortization initially will be applied to establish cash collateral escrow accounts to replace the Letters of Credit and such Letters of Credit shall be reduced in amount accordingly.

     2.5    CALCULATION OF LETTER OF CREDIT FEES

            The Letter if Credit fees shall be calculated on the basis of the actual number of days elapsed in a 360-day year, and shall be paid in the manners set forth in Section 2.6 hereof.

     2.6    MANNER OF PAYMENT

            (a) Any payments made by Borrower shall be made only by wire transfer on the date when due, without offset or counterclaim, in Dollars, in immediately available funds to such account as may be indicated in writing by Lender to Borrower from time to time. Any such payment received after 2:00 p.m. Eastern Time on the date when due shall be deemed received on the following Business Day.

            (b) Whenever any payment hereunder shall be stated to be due or shall become due and payable on a day other than a Business Day, the due date thereof shall be extended to, and such payment shall be made on, the next succeeding Business Day, and such extension of time in such case

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shall be included in the computation of payment of any interest or fees, as the case may be, and interest thereon shall be payable at the interest rate in effect immediately prior to such extension.

     2.7    REPAYMENT OF EXCESS BORROWINGS

            Any amount outstanding at any time in excess of the Maximum Loan Amount shall be immediately due and payable by Borrower without the necessity of any demand, whether or not a Default or Event of Default has occurred and shall be paid in the manner specified in SECTION 2.6(a).

     2.8    OTHER MANDATORY PREPAYMENTS

            In addition to any other mandatory prepayment or acceleration required by the terms of this Agreement or any Loan Document:

                 (i) in the event of a Change of Control on or prior to the first Business Day following the date of such Change of Control, Borrower shall prepay the Term Loan, and all other Obligations, in full together with accrued interest thereon to the date of prepayment and all other amounts owing to Lender hereunder or under the other Loan Documents; and

                 (ii) if Borrower or any of its Subsidiaries sells any of its material assets or other properties (other than in the ordinary course of business), receives any property damage insurance award which is not used to repair or replace the property covered thereby, or incurs any Indebtedness except for Permitted Indebtedness, then Borrower shall apply 100% of the proceeds of any such sale (to the extent such proceeds exceed $100,000, and then only to the extent of such excess), award or Indebtedness to the prepayment of the Term Loan and the Obligations hereunder, provided, however, that the reduction of principal amortization shall be applied first to the last principal payment due under Section 2.4(a) until such payment is reduced to zero and then to the next preceding principal payment required under Section 2.4(a) until any such preceding payment or payments is reduced to zero.

                 (iii) In addition, and notwithstanding any other provision of this Agreement or any other Loan Document, after the date which is one (1) year from the Closing Date, for each additional year of the Term and until such time as all Obligations under the Term Note and hereunder shall be indefeasibly paid in cash in full and performed, fifty percent (50%) of Borrower's Excess Cash Flow for each fiscal year during such period(s) shall be paid by Borrower to Lender and shall be applied by Lender to reduce the outstanding balance of the Term Loan. Such payments shall be made no later than thirty (30) calendar days after preparation of Borrower's audited financial statements, but in any event not later than one hundred and forty-five (145) calendar days after the end of the fiscal year to which such Excess Cash Flow relates.

     2.9    PAYMENTS BY LENDER

            Should any amount required to be paid hereunder or under any other Loan Document be unpaid, such amount may be paid by Lender and the payment thereof shall be deemed an Additional Draw under the Term Loan, to the extent there are undrawn funds, as of the date such payment is due. No payment or prepayment of any amount by Guarantor or any other Person shall entitle any Person to be subrogated to the rights of Lender under any Loan Document or the Note unless and until the Obligations have been performed and paid irrevocably in cash in full.

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     2.10   LENDER RECORDS

            The records of Lender with respect to amounts outstanding under the Note shall be PRIMA FACIE evidence of the amounts of the Loan and all advances and payments and other charges applicable thereto, absent evidence to the contrary.

     2.11   ADDITIONAL PAYMENTS

            Any sums expended by Lender as a result of Borrower's or Guarantor's failure to pay, perform or comply with the Obligations, including without limitation, the Obligations under the Security Documents with respect to the Collateral, or any provision of any Loan Document may be charged to Borrower's account as an Additional Draw under the Term Loan to the extent there are undrawn funds and shall be added to the Obligations.

     2.12   COLLATERAL; SECURITY INTEREST

            To secure the prompt payment and performance of the Obligations under the Note, (i) Borrower has granted to Lender a valid, continuing first priority security interest in and lien upon the Collateral pursuant to and as further described in the Security Agreement and other Security Documents, and has pledged to Lender certain securities pursuant to and as further described in the Stock Pledge Agreement and (ii) each Guarantor, in order to secure its Obligations under the Subsidiary Guaranty and other Security Documents, has granted to Lender a valid perfected first priority security interest in and lien upon its Collateral pursuant to and as further described in the Subsidiary Security Agreement and the other Security Documents to which it is a party.

     2.13   COLLATERAL ADMINISTRATION BY BORROWER

            (a) All Collateral will at all times be kept by Borrower or its Guarantor, as applicable, at its office(s) as set forth on SCHEDULE 5.26B hereto and shall not, without thirty (30) days prior written notice to Lender, be moved therefrom, and in any case shall not be moved outside the United States or Puerto Rico.

            (b) Borrower shall keep, and shall cause its Subsidiaries to keep accurate and complete records of its Accounts and all payments and collections thereon and shall submit such records to Lender on such periodic bases as Lender may request.

            (c) Whether or not an Event of Default has occurred, any of the Lender's officers, employees or agents shall have the right, at any time hereafter during normal business hours and after reasonable notice, to verify the validity, amount or any other matter relating to any Accounts of Borrower or its Subsidiaries by mail, telephone, telegraph or otherwise. Borrower shall cooperate, and shall cause its Subsidiaries and Guarantors to cooperate, fully with Lender in an effort to facilitate and promptly conclude such verification process.

            (d) Lender shall have the right at all times after the occurrence of an Event of Default to notify Account Debtors that their Accounts have been assigned to Lender and to collect such Accounts directly in its own name and to charge collection costs and expenses, including reasonable attorney's fees, to Borrower.

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III. FEES AND OTHER CHARGES

     3.1    COMMITMENT FEES

            On the Closing Date, Borrower shall pay to Lender the balance due of the commitment fee, which is two percent (2%) of the Maximum Loan Amount (a portion of which will be used to pay LRI Capital Advisors, LLC its brokerage fee in connection with this Loan).

     3.2    EARLY TERMINATION FEE

            If (a) the Term Loan is terminated within the first year after Closing (prior to July 20, 2002) due to (i) Borrower's termination of the Term Loan under SECTION 11.2 hereof, (ii) Lender's demand for payment in full upon the occurrence of an Event of Default, or (iii) a Change of Control, or (b) if the Term Loan is repaid in full prior to July 20, 2002 (each, a "TERMINATION"), then upon such termination Borrower shall pay to Lender a fee equal to 1.0% of the Maximum Loan Amount.

     3.3    COMPUTATION OF FEES

            All fees hereunder shall be computed on the basis of a year of 360 days and for the actual number of days elapsed in each calculation period, as applicable.

     3.4    LAWFUL LIMITS

            In no contingency or event whatsoever, whether by reason of acceleration or otherwise, shall the interest and other charges paid or agreed to be paid to Lender for the use, forbearance or detention of money hereunder exceed the maximum rate permissible under applicable law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If, due to any circumstance whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall exceed any such limit, then, the obligation to be so fulfilled shall be reduced to such lawful limit, and, if Lender shall have received interest or any other charges of any kind which might be deemed to be interest under applicable law in excess of the maximum lawful rate, then such excess shall be applied first to any unpaid fees and charges hereunder, then to unpaid principal balance owed by Borrower hereunder, and if the then remaining excess interest is greater than the previously unpaid principal balance, Lender shall promptly refund such excess amount to Borrower and the provisions hereof shall be deemed amended to provide for such permissible rate. The terms and provisions of this SECTION 3.4 shall control to the extent any other provision of any Loan Document is inconsistent herewith.

     3.5    LATE FEE; DEFAULT RATE OF INTEREST

            (a) Notwithstanding any other provision of this Agreement or any Loan Document, if any interest due hereunder or other payment due under any other Loan Document is not received by Lender within three (3) Business Days of the day such payment is due and payable, then Borrower shall pay to Lender a late charge equal to 5% of the amount of such interest or other payment not timely made.

            (b) Upon the occurrence of an Event of Default and during the continuation thereof, the Applicable Rate of interest in effect at such time with respect to the Obligations shall be increased by 3% per annum (the "DEFAULT RATE").

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     3.6    WARRANT PUT RIGHT

            As additional consideration for the extensions of credit hereunder, Lender shall have the right to sell one-half of the shares represented by its Warrant position as set forth more fully in the Amended and Restated Warrant delivered to Lender in connection herewith.

IV.  CONDITIONS PRECEDENT

     4.1    CONDITIONS TO INITIAL DRAW

            The obligations of Lender to consummate the transactions contemplated herein and to fund the Initial Draw under the Term Loan are subject to the satisfaction of the following conditions precedent:

            (a) Borrower shall have duly executed and delivered, and Lender shall have received, this Agreement, the Note, the Security Documents, the Amended Subordination Agreement, the Warrant, the Amended Warrant Agreement, the Amended Registration Rights Agreement and the other Loan Documents, each duly executed and delivered by an Authorized Officer of the party or parties thereto;

            (b) each Guarantor shall have executed and delivered, and Lender shall have received, a Subsidiary Guaranty and Subsidiary Security Agreement and any other Security Documents and Loan Documents to which it is a party, each duly executed and delivered by an Authorized Officer of the party or parties thereto;

            (c) (i) Lender shall have received a report of UCC financing statement, tax and judgment lien searches respecting Borrower, and each Guarantor in each jurisdiction in which Borrower, and each Guarantor has a place of business or maintains or keeps any Collateral, and such report shall show no Liens on the Collateral (other than Permitted Liens), and (ii) each document (including, without limitation, any UCC financing statement) required by this Agreement, any Loan Document under law or reasonably requested by Lender to be filed or recorded to create, in favor of Lender, a perfected first priority security interest in or Lien upon the Collateral shall have been properly filed or recorded in each jurisdiction in which the filing or recordation thereof is required or requested, and (iii) Lender shall have received an acknowledgement copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment by Borrower of any necessary fee, tax or expense relating thereto; PROVIDED THAT, for any of the items required by this subsection relating to such items must be delivered as soon as available, and in no event, later than thirty (30) days following Closing.

            (d) Lender shall have received (i) a copy of the certificate of incorporation (or other charter document) of Borrower and each Guarantor, each certified, as of a date not more than three (3) Business Days before the Closing Date, or such other date proximate to Closing Date that is acceptable to Lender, by the applicable Governmental Authority of the jurisdiction of incorporation or organization of Borrower and each Guarantor, (ii) a copy of the bylaws or similar organizational documents of Borrower and each Guarantor, each certified, as of a date not more than three (3) Business Days before the Closing Date, or such other date proximate to Closing Date that is acceptable to Lender, by the corporate secretary or assistant secretary of Borrower and each Guarantor, (iii) an original certificate of good standing for Borrower and each Guarantor as of a date reasonably acceptable to Lender issued by the applicable Governmental Authority of the jurisdiction of incorporation or organization of Borrower or Guarantor and of every other jurisdiction in which Borrower or Guarantor has an office, conducts business or is required to be in good standing by the laws of such jurisdiction, and (iv) copies of the resolutions of the Board of Directors and, if required, stockholders or other equity owners of Borrower and each Guarantor,

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authorizing the execution, delivery and performance of this Agreement and each of the other Loan Documents to which such Person is a party, certified by an Authorized Officer of such Person as of the Closing Date, all in form and substance acceptable to Lender;

            (e) Lender shall have received a certificate of the corporate secretary or assistant secretary of Borrower and each Guarantor, in form and substance satisfactory to Lender, dated the Closing Date, as to the incumbency and signature of the officers executing this Agreement and each of the other Loan Documents to which such Person is a party, together with evidence of the incumbency and signature of each such corporate secretary or assistant secretary, in form and substance acceptable to Lender;

            (f) Lender shall have received the written legal opinion of Borrower's and Guarantor's counsel, in form and substance satisfactory to Lender and its counsel, which shall cover such matters relating to the transactions contemplated by this Agreement and the other Loan Documents as Lender and its counsel may reasonably require;

            (g) Lender shall have received a certificate of the chief financial officer (or, in the absence of a chief financial officer, the chief executive officer) of Borrower and each Guarantor, in form and substance satisfactory to Lender (each, a "SOLVENCY CERTIFICATE"), certifying (I) the solvency of Borrower and Guarantors on a consolidated basis after giving effect to the transactions and the Indebtedness contemplated hereby and by the other Loan Documents, and
(II) as to such Person's financial resources and ability to meet its obligations and liabilities as they become due, to the effect that as of the Closing Date and after giving effect to such transactions and Indebtedness:

               (i) the assets of Borrower and Guarantors on a consolidated basis, at a Fair Valuation, exceed the total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of such Person; and

               (ii) no unreasonably small capital base with which to engage in its anticipated business exists with respect to Borrower and each Guarantor;

            (h) Lender shall have completed examinations, the results of which shall be satisfactory in form and substance to Lender, of (i) the books and records and the business and financial condition and operational state of Borrower and each Subsidiary of Borrower, and (ii) the Collateral and all books and records in connection therewith;

            (i) Lender shall have received all fees, charges and expenses payable to Lender on or prior to the Closing Date pursuant to this Agreement and the other Loan Documents;

            (j) Lender shall have received a copy of the Financial Statements, each of which shall be satisfactory in all respects to Lender;

            (k) Borrower and each Subsidiary of Borrower shall have demonstrated to Lender's satisfaction that (i) its operations comply, in all respects deemed material by Lender, in its Permitted Discretion, with all applicable federal, state, foreign and local laws, statutes and regulations, (ii) its operations are not the subject of any governmental investigation or any remedial action which could result in any expenditure or liability deemed material by Lender, in its Permitted Discretion, and (iii) other than Permitted Indebtedness, it has no liability (whether contingent or otherwise) that is deemed material by Lender, in its Permitted Discretion;

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            (l) Lender shall have completed an examination of the terms and conditions of all obligations owed by Borrower and its Subsidiaries to third parties and deemed material by Lender, and the results of such examination shall be satisfactory to Lender, in its sole judgment;

            (m) Borrower shall have delivered to Lender such consents, approvals and agreements, including landlord's waivers and consents with respect to any material leases, each of which is set forth on SCHEDULE 5.5 hereto, in form and substance satisfactory to Lender, in its Permitted Discretion, from such third parties as Lender and its counsel shall determine are necessary or desirable with respect to (i) the Loan Documents and the transactions contemplated thereby, including, but not limited to the consent of the Subordinated Lender,
(ii) claims against Borrower or any Guarantor or the Collateral and/or (iii) any agreements or instruments to which Borrower or any Guarantor is a party or by which any of respective properties or assets are bound or subject;

            (n) Borrower shall have insured its and its Subsidiaries' properties and business in accordance with SECTION 6.5 to the satisfaction of Lender, and Lender shall have received (i) certified copies of all such insurance policies, and (ii) original certificates therefor confirming that such policies are in effect and that the premiums due and owing with respect thereto have been paid in full and naming Lender as an additional insured or loss payee, as appropriate;

            (o) all corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated hereby and by the other Loan Documents (including, but not limited to, those relating to Borrower's and Guarantor's corporate and capital structures) shall be satisfactory in form and substance to Lender;

            (p) Borrower shall have delivered to Lender documents, in form and substance satisfactory to Lender, evidencing (i) the capitalization of Borrower in such amounts as are satisfactory to Lender, (ii) Minimum Working Capital of negative $9.5 million, (iii) a cash collection system in place that is satisfactory to Lender in its Permitted Discretion, in each case, contemporaneous with the Closing Date and on terms and conditions and in form and substance satisfactory to Lender in its sole discretion;

            (q) Borrower shall have delivered to Lender an Intercreditor Agreement duly executed, authorized and delivered by the Borrower and Subordinated Lender parties thereto, each containing terms and conditions, including subordination provisions, acceptable to Lender in its sole discretion; and

            (r) Lender shall have completed its due diligence examinations of Borrower and each Guarantor, the results of which shall be satisfactory in form and substance to Lender.

     4.2    CONDITIONS TO EACH ADDITIONAL DRAW

            The obligation of Lender to fund the Initial Draw and any Additional Draw after Closing is subject to the satisfaction of the conditions precedent set forth in SECTION 4.1 and the following additional conditions precedent:

            (a) Borrower shall have delivered to Lender a Request for Draw executed by an Authorized Officer of Borrower, which shall constitute a representation and warranty by Borrower as of the Borrowing Date of such draw that the conditions contained in this SECTION 4.2 have been satisfied; PROVIDED, HOWEVER, that any determination as to whether to fund further extensions of credit shall be made by Lender in its sole discretion;

            (b) each of the representations and warranties made by Borrower in this Agreement and by Borrower or Guarantor in the other Loan Documents shall be true and correct in all material

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respects on and as of the Borrowing Date for such Additional Draw under the Term
Loan as if made on and as of such date;

            (c) no Default or Event of Default shall have occurred and be continuing on the Borrowing Date of any Additional Draw, or would exist after giving effect to the Additional Draw requested on such date;

            (d) Borrower and each Guarantor shall be in compliance in all material respects with all, and not in violation, breach or default in any material respect of any, covenants or agreements under any of the Loan Documents, and each of the Loan Documents and any other document required pursuant to this Agreement shall be in full force and effect;

            (e) immediately after giving effect to such Additional Draw, the aggregate outstanding principal amount drawn under the Term Loan shall not exceed the Maximum Loan Amount;

            (f) there shall not have occurred any Material Adverse Change or Material Adverse Effect;

            (g) Borrower and each Guarantor shall have obtained and delivered to Lender a Solvency Certificate dated as of the Borrowing Date and all consents, approvals and agreements, in form and substance satisfactory to Lender from such third parties as Lender shall determine, in its Permitted Discretion are necessary or desirable with respect to (i) such Additional Draw, (ii) or claims against Borrower or any Guarantor or the Collateral, and (iii) any agreements (oral or written) documents or instruments to which Borrower or any Guarantor is a party or by which any of their respective properties or assets are bound or subject;

            (h) Lender shall have received all fees, charges and expenses payable to Lender on or prior to such applicable Borrowing Date pursuant to this Agreement and the other Loan Documents;

            (i) Borrower and each Subsidiary of Borrower (i) shall be in compliance in all material respects, with all, and not in violation in any material respect of any, applicable federal, state, foreign and local laws, statutes and regulations, (ii) shall not be the subject of any governmental investigation, evaluation or any remedial action which could reasonably be expected to have a Material Adverse Effect, and (iii) shall have no liability (whether contingent or otherwise) not permitted by this Agreement;

            (j) Borrower and each of its Subsidiaries shall be in compliance with SECTION 6.5;

            (k) Lender shall have received a fully executed copy of the letter of intent, memorandum of understanding or other written document which forms the basis for a request for an Additional Draw acceptable to Lender in its sole discretion. Further, Lender shall, upon request of Borrower, confirm, as may be required by any new contract party that any Letter of Credit or working capital will be available to permit Borrower the operative terms and conditions of any such Letter of Intent, Memorandum of Understanding, or other written document; and

            (l) Borrower shall be in compliance with each of the following financial covenants (the "FUNDING COVENANTS") on each day that a Notice of Draw is submitted:

               (i) MINIMUM EBITDA. Borrower shall not permit its EBITDA for any of the Test Periods shown on Annex I(a) attached hereto and made a party hereof to be less than the corresponding minimum levels set forth therein.

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               (ii)  NET LEVERAGE RATIO (Total Debt to EBITDA). Borrower shall not permit the Net Leverage Ratio at any date during any test period shown on Annex I(b) hereto to exceed the corresponding ratio set forth therein.

               (iii) NET INTEREST COVERAGE RATIO (EBITDA/Interest Expense).
                     Borrower shall not permit the Net Interest Coverage during any test period shown on Annex I(c) hereto to be less than the corresponding ratio set forth therein.

               (iv) FIXED CHARGE RATIO (EBITDA/Fixed Charges). Borrower shall not permit the Fixed Charge Ratio during any test period shown on Annex I(d) hereto to be less than the corresponding ratio set forth therein.

V.   REPRESENTATIONS AND WARRANTIES

            Borrower represents and warrants as of the Closing Date and as of each Borrowing Date (which representations and warranties shall survive the execution and delivery of this Agreement and the making of the Loan), as follows:

     5.1    ORGANIZATION AND AUTHORITY

            (a) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each Subsidiary of Borrower and each Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation.

            (b) Each of Borrower and its Subsidiaries (i) has all requisite corporate power and authority to own its properties and assets and to carry on its business as now being conducted and as contemplated in the Loan Documents, and (ii) is duly qualified to do business in every jurisdiction in which failure so to qualify could reasonably be expected to have or result in a Material Adverse Effect.

            (c) Borrower and each Guarantor have all requisite power and authority (i) to execute, deliver and perform the Loan Documents to which it is a party, (ii) with respect to Borrower, to borrow hereunder, (iii) to consummate the transactions contemplated under the Loan Documents, and (iv) to grant the Liens and security interests with regard to the Collateral pursuant to the Security Documents to which it is a party.

            (d) When executed and delivered, each of the Loan Documents to which Borrower or any Guarantor is a party will constitute the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and subject to the effect of general principles of equity which may limit the availability of equitable remedies (whether in a proceeding at law or in equity).

     5.2    LOAN DOCUMENTS

            The execution, delivery and performance by Borrower and each Guarantor of the Loan Documents to which it is a party, and the consummation of the transactions contemplated thereby:

            (a) have been duly authorized by all requisite corporate action (including any required shareholder approval, if applicable) of Borrower and each Guarantor for the lawful execution, delivery and performance thereof and have been duly executed and delivered by or on behalf of Borrower and each Guarantor to the extent a party thereto;

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            (b) do not violate any provisions of (i) applicable law, statute, rule, regulation, ordinance or tariff, (ii) any order of any court or other Governmental Authority binding on Borrower or any Guarantor or any of their respective properties, or (iii) the certificate of incorporation or bylaws (or any other equivalent governing agreement or document) of Borrower or any Guarantor, or any agreement by and between Borrower or any Guarantor and its respective shareholders or equity owners or among any such shareholders or equity owners;

            (c) are not in conflict with, and do not result in a breach, default or an event which, with notice or passage of time would result in a conflict, breach, default or event of default under any indenture, agreement (oral or written) or other instrument to which Borrower or any Guarantor is a party, or by which the properties or assets of Borrower or any Guarantor are bound, the effect of which could reasonably be expected to have a Material Adverse Effect; and

            (d) except as set forth therein, will not result in the creation or imposition of any Lien whatsoever upon any of the properties or assets of Borrower or any of its Subsidiaries or of any Guarantor.

     5.3    SUBSIDIARIES

            Borrower has no Subsidiaries other than those Persons listed as Subsidiaries on SCHEDULE 5.3, each of which, at the Closing Date, either (a) will have executed a Subsidiary Guaranty and a Subsidiary Security Agreement in connection herewith and such other Security Documents as required by Lender, or
(b) will provide evidence of dissolution to Lender within sixty (60) days of Closing. SCHEDULE 5.3 states the authorized and issued capitalization of each Subsidiary listed thereon, the number and class of shares, securities or other equity or ownership interests issued and outstanding of each such Subsidiary and the number and percentage of such outstanding shares, securities or other equity or ownership interests (including options, warrants and other rights to acquire any of the foregoing) owned directly or indirectly by Borrower or by any such Subsidiary. The outstanding shares, securities or other equity or ownership interests of each such Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable, and Borrower and each such Subsidiary owns beneficially and of record all the shares, securities and other equity or ownership interests it is listed as owning on SCHEDULE 5.3 free and clear of any Liens other than Liens created by the Security Documents.

     5.4    OWNERSHIP INTERESTS

            Except as listed on SCHEDULE 5.3 or SCHEDULE 5.4 hereto, neither Borrower nor any of its Subsidiaries owns an interest or participates in any joint venture, partnership or similar arrangements with any Person.

     5.5    TITLE TO PROPERTIES

            Borrower and each of its Subsidiaries (a) is the sole owner and has good, valid and marketable title to, or a valid leasehold interest in, all of its properties and assets, including the Collateral subject to no transfer restrictions or Liens of any kind, except for Permitted Liens, and (b) is in compliance in all material respects with each material lease to which it is a party or otherwise bound. SCHEDULE 5.5A is a correct and complete listing of all real properties (and their locations) owned or leased by or to, and of any other assets or property that are leased or licensed by Borrower or its Subsidiaries and of all leases covering or with respect to such properties and assets. Borrower and its Subsidiaries enjoy peaceful and undisturbed possession under all leases listed on SCHEDULE 5.5B and such leases are all the leases necessary for the current operation of such properties and assets and are valid and subsisting and in full force and effect.

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     5.6    OTHER AGREEMENTS

            Neither Borrower nor any of its Subsidiaries is:

            (a) a party to any judgment, order or decree or any agreement (oral or written) or document or subject to restrictions, any of which would materially adversely affect its ability to execute and deliver, or perform under, consummate the transactions contemplated by or observe the covenants and agreements contained in, any Loan Document or to pay the Obligations; or

            (b) in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement (oral or written), document or instrument to which it is a party or to which any of its properties or assets are subject, which default, if not remedied within any applicable grace or cure period could reasonably be expected to have a Material Adverse Effect, nor is there any event, fact, or circumstance which, with notice or passage of time would constitute a breach, default or event of default under, any of the foregoing which, if not remedied within any applicable grace or cure period could reasonably be expected to have a Material Adverse Effect.

     5.7    LITIGATION

            There is no action, suit, proceeding or investigation pending or, to Borrower's knowledge, currently threatened against Borrower or any of its Subsidiaries (a) that questions or could prevent the validity of any of the Loan Documents or the right of Borrower or Guarantor to enter into any of them or to consummate the transactions contemplated thereby, (b) that could reasonably be expected to have, either individually or in the aggregate, any Material Adverse Change or Material Adverse Effect, or (c) that could reasonably be expected to result in any Change of Control. Neither Borrower nor any of its Subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or Governmental Authority which could reasonably be expected to have a Material Adverse Effect.

     5.8    NO CONSENTS

            Except as set forth on SCHEDULE 5.8, none of the business or properties of Borrower or any of its Subsidiaries, any relationship between Borrower or any of its Subsidiaries and any other Person, any circumstance in connection with the execution, delivery and performance of the Loan Documents or the consummation of the transactions contemplated thereby, requires a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority or any other Person as a condition to the execution, delivery and performance of, or consummation of the transactions contemplated by, the Loan Documents.

     5.9    HAZARDOUS MATERIALS

            Each of Borrower and each of its Subsidiaries is in compliance in all material respects with all applicable Environmental Laws, and none of Borrower or any of its Subsidiaries has been notified in writing of any action, suit, proceeding or investigation relating in any way to compliance by or liability of Borrower or any of its Subsidiaries under any Environmental Laws or which otherwise deals with any Hazardous Substance or any Environmental Law or which seeks to suspend, revoke or terminate any license, permit or approval necessary for the generation, handling, storage, treatment or disposal of any Hazardous Substance.

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     5.10   TAX RETURNS; GOVERNMENTAL REPORTS

            Each of Borrower and its Subsidiaries has filed all federal, state, foreign (if applicable) and local tax returns and other reports which are required by law to be filed by it and has paid all taxes, assessments, fees and other governmental charges that are due and payable, except where the failure to file or pay could not reasonably be expected to have a Material Adverse Effect. The provisions for taxes on the books of Borrower and each of its Subsidiaries are adequate for all years not closed by applicable statutes and for its current fiscal year, and Borrower has no knowledge of any deficiency or additional assessment in connection therewith not provided for on its or their books. Borrower and each of its Subsidiaries has filed all reports and other documents required by law to be filed by it with any Governmental Authority and all such reports and documents were in compliance with all applicable laws and regulations pertaining thereto when filed, except where the failure to file could not reasonably be expected to have a Material Adverse Effect.

     5.11   FINANCIAL STATEMENTS AND REPORTS

            (a) Borrower has delivered to Lender (i) audited financial statements of Borrower, including the notes thereto, consisting of the consolidated and consolidating balance sheet of Borrower as of December 31, 2000, and the related consolidated and consolidating statements of income, retained earnings, cash flows and stockholders' equity for the fiscal year ended on such date, in each case (A) setting forth comparative figures for the preceding fiscal year, (B) accompanied by related management letters and reports thereon containing opinions without qualification by Ernst & Young, LLP, and (C) certified by Borrower's chief financial officer, and (ii) the unaudited financial statements of Borrower, including the notes thereto, consisting of the consolidated and consolidating balance sheet of Borrower as of May 31, 2001, and the related consolidated and consolidating statements of income, retained earnings, cash flows and stockholders' equity for the fiscal quarter ended on such date and for the period from the beginning of the fiscal year to such date, in each case (A) setting forth comparative figures for the preceding fiscal quarter and for the corresponding fiscal quarter and period in the preceding fiscal year, and (B) certified by Borrower's chief financial officer. All such financial statements are referred to herein as the "HISTORICAL FINANCIAL STATEMENTS." The Historical Financial Statements have been prepared in accordance with GAAP consistently applied with prior periods (except to the extent provided in the notes to said Financial Statements), and present fairly the consolidated and consolidating financial position of Borrower at such dates and the results of its operations and the changes in its stockholders' equity for such periods, subject however, in the case of interim statements, to normal year-end adjustments. Since such Historical Financial Statements, there has been no Material Adverse Change.

            (b) The pro forma consolidated and consolidating balance sheet and the related pro forma consolidated and consolidating statements of income, retained earnings, cash flows and stockholders' equity of Borrower as of the Closing Date, copies of which have been delivered to Lender and are attached hereto as EXHIBIT A (the "PRO FORMA FINANCIAL STATEMENTS"), were prepared by the chief financial officer of Borrower, are based on underlying assumptions which Borrower believes provide a reasonable basis for the projections contained therein and reflect Borrower's judgment as of the Closing Date, based on circumstances as of the Closing Date, of the most likely set of conditions and course of action for the periods set forth therein. The Historical Financial Statements and the Pro Forma Financial Statements are referred to herein collectively as the "FINANCIAL STATEMENTS." The Pro Forma Financial Statements present fairly Borrower's projections for the consolidated and consolidating financial position of Borrower at such dates and the results of its operations and the changes in its stockholders' equity for such periods.

            (c) On and as of the Closing Date and each Borrowing Date on which an additional draw under the Term Loan is made, after giving effect to all Indebtedness (including the Obligations) of

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Borrower on a consolidated and consolidating basis, (i) the sum of the assets, at a Fair Valuation, of Borrower will exceed its debts, (ii) none of Borrower nor any of its Subsidiaries shall have incurred or shall intend to incur, or shall believe it will incur, debts beyond its ability to pay as such debts mature, and (iii) Borrower and each of its Subsidiaries has sufficient capital with which to conduct its business. For purposes of this SECTION 5.11(c), "debt" means any liability on a claim, and "claim" means (y) the right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, or (z) the right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

     5.12   COMPLIANCE WITH LAW

            Borrower and each of its Subsidiaries is in compliance with all laws, statutes, rules, regulations, ordinances and tariffs of any Governmental Authority with respect or applicable to its business, assets or operations, and none of Borrower or any such Subsidiary is in violation of any order of any court or other Governmental Authority or arbitration board or tribunal, in each case except where noncompliance or violation could not reasonably be expected to have a Material Adverse Effect. There is no event, fact or circumstance which, with notice or passage of time, or both, would constitute noncompliance or a violation of, any of the foregoing, in each case except where noncompliance or violation could not reasonably be expected to have or result in a Material Adverse Effect.

     5.13   ERISA

            Borrower and each of its Subsidiaries is in compliance with ERISA in all material respects and none of Borrower or any of its Subsidiaries has received any written notice that it is not in compliance with any of the requirements of ERISA. None of Borrower or any of its Subsidiaries (a) has engaged in any Prohibited Transactions as defined in Section 406 of ERISA and
Section 4975 of the Code, (b) has failed to meet any applicable minimum funding requirements under Section 302 of ERISA in respect of its plans and no funding requirements have been postponed or delayed, (c) has any knowledge of any event or occurrence which would cause the Pension Benefit Guaranty Corporation to institute proceedings under Title IV of ERISA to terminate any of the employee benefit plans, (d) has any fiduciary responsibility under ERISA for investments with respect to any plan existing for the benefit of Persons other than its employees or former employees, or (e) has withdrawn, completely or partially, from any multi-employer pension plans so as to incur liability under the MultiEmployer Pension Plan Amendments of 1980. There exists no event described in Section 4043 of ERISA, excluding Subsections 4043(b)(2) and 4043(b)(3) thereof, for which the thirty (30) day notice period contained in 12 C.F.R.
Section 2615.3 has not been waived.

     5.14   INTELLECTUAL PROPERTY

            Except as set forth on SCHEDULE 5.14, none of Borrower or any of its Subsidiaries or any Guarantor owns, licenses or utilizes, or is a party to, any patents, patent applications, trademarks, trademark applications, service marks, registered copyrights, copyright applications, copyrights, trade names, trade secrets, software or licenses (collectively, the "INTELLECTUAL PROPERTY") that are material to its business.

     5.15   LICENSES AND PERMITS

            Borrower and each of its Subsidiaries is in compliance with, has procured and is now in possession of, all material licenses and permits required by any applicable federal, state, foreign or local law, statute, ordinance or regulation or Governmental Authority for the operation of its business as

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currently conducted, and, as proposed to be conducted pursuant to this Agreement and the Financial Statements, in each jurisdiction (including foreign jurisdictions) wherein it is now conducting business and where the failure to procure such licenses or permits could reasonably be expected to have or result or a Material Adverse Effect. None of Borrower or any of its Subsidiaries is in breach of or default under the provisions of any such license or permit which breach or default could reasonably be expected to have a Material Adverse
Effect.

     5.16   NO DEFAULT

            There does not exist any Default or Event of Default hereunder or under any other Loan Document or any event, fact, condition or circumstance which, with the giving of notice or passage of time or both, would constitute or result in a Default or Event of Default hereunder or under any other Loan Document.

     5.17   NO LABOR DISPUTES

            None of Borrower or any of its Subsidiaries is, or has been, involved in any labor dispute which could reasonably be expected to have a Material Adverse Effect, and there are no strikes or walkouts or union organization of any employees of Borrower or any such Subsidiary threatened or in existence and no labor contract is scheduled to expire during the Term.

     5.18   MARGIN REGULATIONS

            None of Borrower or any of its Subsidiaries is engaged, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of any Advance will be used for "purchasing" or "carrying" "margin stock" as defined in said Regulation U.

     5.19   INVESTMENT COMPANY ACT

            None of Borrower or any of its Subsidiaries is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or is controlled by such an "investment company."

     5.20   DISCLOSURE

            No representation or warranty made by Borrower or any Guarantor in any Loan Document contains any untrue statement of material fact or omits to state any fact necessary to make the statements herein or therein not materially misleading. There is no fact known to Borrower or any Guarantor which Borrower has not disclosed to Lender in writing which could reasonably be expected to have or result in a Material Adverse Effect.

     5.21   EXISTING INDEBTEDNESS

            Except as set forth on SCHEDULE 5.21, none of Borrower or any of its Subsidiaries has any outstanding Indebtedness or is subject to any mortgage, note, indenture or guarantee, either singly or in the aggregate in excess of $100,000, evidencing any Indebtedness of any Person. Borrower and each of its Subsidiaries have performed all material obligations required to be performed by them pursuant to or connection with such Indebtedness and there has occurred no breach, default or event of default under any document evidencing such Indebtedness or any fact, circumstance, condition or event which, with the

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giving of notice or passage of time or both, would constitute or result in a breach, default or event of default thereunder.

     5.22   ABSENCE OF CHANGES

            Except for the transactions contemplated by this Agreement and except as set forth on SCHEDULE 5.22, since May 31, 2001, there has not been:

            (i) any damage, destruction or loss, whether or not covered by insurance, that could reasonably be expected to have a Material Adverse Effect;

            (ii) any waiver or compromise by Borrower or any of its Subsidiaries of any debt or Indebtedness owed to any of them except in the ordinary course of business;

            (iii) any satisfaction, waiver or discharge by Borrower or any of its Subsidiaries of any Lien, security interest, claim or encumbrance or any obligation owed to any of them, except in the ordinary course of business;

            (iv) any material change to any contract, instrument or agreement (oral or written ) to which Borrower or any of its Subsidiaries is a party or by which any of its or their assets is bound or subject;

            (v) any change in any compensation arrangement or agreement with any employee, officer, director or stockholder of Borrower or any of its Subsidiaries, except any change made in the ordinary course of business that could not reasonably be expected to have a Material Adverse Effect;

            (vi) any resignation or termination of employment of any officer or key employee of Borrower or any of its Subsidiaries, and none of Borrower or any of its Subsidiaries is aware of or otherwise planning any impending resignation or termination of employment of any such officer or key employee;

            (vii) any mortgage, pledge, transfer or security interest in, or Lien created by Borrower or any of its Subsidiaries with respect to any of its or their properties or assets, except Permitted Liens and liens for taxes not yet due or payable;

            (viii) any loans, advances or guaranties made by Borrower or any of its Subsidiaries to or for the benefit of its or their employees, officers, stockholders or interest holders or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

            (ix) any declaration, setting aside for payment or payment or making of any distribution or dividend with respect to any of Borrower's or any of its Subsidiaries' capital stock, securities or other equity or ownership interests, or any direct or indirect redemption, purchase or other acquisition of any of the foregoing;

            (x) any declaration or payment of any dividend or other distribution on or of the assets or property of Borrower or any of its Subsidiaries;

            (xi) any Material Adverse Change or Material Adverse Effect to Borrower's or any Guarantor's knowledge, any other event or condition of any character that could reasonably be expected to have or result in a Material Adverse Change or a Material Adverse Effect; or

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            (xii) any agreement (oral or written), arrangement or commitment by
Borrower or any of its Subsidiaries to do, or cause to be done, any of the things described in this SECTION 5.22.

     5.23   OTHER AGREEMENTS

            Except as set forth on SCHEDULE 5.23, there are no agreements (oral or written), understandings or transactions, or proposed agreements, understandings or transactions, between Borrower or any of its Subsidiaries and any of its or their officers, directors, stockholders or interest holders or employees or any of their respective Affiliates.

     5.24   NO CONFLICT OF INTEREST

            Except as permitted under this Agreement, none of Borrower or any of its Subsidiaries is indebted, directly or indirectly, to any of its or their officers, employees, stockholders or interest holders or directors or to any members of their respective immediate families or other Affiliates, in any amount in excess of $100,000 other than compensation pursuant to employment agreements or ordinary course business activities or in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees or any other ordinary course expenses or advances. Except as disclosed on SCHEDULE 5.24, none of Borrower's or any of its Subsidiaries' officers, employees, stockholders or interest holders or directors, or any members of their respective immediate families or their other Affiliates, are (a) directly or indirectly, indebted to, or have any direct or indirect ownership interest in (i) Borrower or any of its Subsidiaries, or (ii) to Borrower's or its Subsidiaries' knowledge, any Affiliate of Borrower or any of its Subsidiaries or any Person with which Borrower or any of its Subsidiaries has a business relationship, or (b) directly or indirectly a party to any material contract, agreement (oral or written), arrangement, understanding, document or instrument with Borrower or any of its Subsidiaries, with the exception of employment agreements disclosed on SCHEDULE 5.23 to Lender. None of Borrower or any of its Subsidiaries or any Guarantor is a guarantor or indemnitor of any indebtedness of any other Person, except as contemplated by the Loan Documents and as set forth on SCHEDULE 5.24.

     5.25   INSURANCE

            Borrower and its Subsidiaries have in full force and effect such insurance policies as are customary in their respective industries and as may be required pursuant to SECTION 6.5 hereof. All such insurance policies are listed and described on SCHEDULE 5.25.

     5.26   LOCATION OF OFFICES, RECORDS, ACCOUNTS AND COLLATERAL

            Borrower and its Subsidiaries maintain their places of business and chief executive offices only in the locations set forth in SCHEDULE 5.26A, as it may be amended pursuant to Section 6.12(viii). All of Borrower's and its Subsidiaries' Accounts, whether for services rendered in the United States or internationally, and whether in connection with domestic or foreign projects, customers or Account Debtors, arise, originate and are located in Borrower's and its Subsidiaries' chief executive offices, all as described on SCHEDULE 5.26A, as it may be amended pursuant to Section 6.12(viii). All of the Collateral is located only at the locations set forth on SCHEDULE 5.26B, as it may be amended pursuant to Section 6.12(viii).

     5.27   NON-SUBORDINATION

            The obligations of Borrower and Guarantors under the Loan Documents to which they are a party are not subordinated in any way to any other obligations of Borrower or any Guarantor or to the rights of any other Person.

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     5.28   NAMES

            During the five years prior to the date hereof, neither Borrower nor any of its Subsidiaries has conducted business under or used any other name (whether corporate, partnership or assumed) other than as shown on SCHEDULE
5.28. Borrower is the sole owner of all names listed on SCHEDULE 5.28, and any and all business done and invoices issued in such names are Borrower's or such Subsidiaries' sales, business and invoices. Each trade name of Borrower represents a division or trading style of Borrower and not a separate Person, Subsidiary or independent Affiliate.

     5.29   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

            The foregoing representations and warranties are made by Borrower for itself and its Subsidiaries with the knowledge and intention that Lender is relying and will rely thereon, and such representations and warranties will survive the execution and delivery of this Agreement.

VI.  AFFIRMATIVE COVENANTS

            Borrower covenants and agrees that, until full performance and indefeasible payment in full in cash, of all the Obligations and termination of this Agreement:

     6.1    FINANCIAL STATEMENTS, REPORTS AND OTHER INFORMATION

            (a) ANNUAL REPORTS. Borrower shall furnish to Lender, as soon as available and in any event within one hundred twenty (120) calendar days after the end of each fiscal year of Borrower, audited financial statements of Borrower, including the notes thereto, consisting of a consolidated and consolidating balance sheet as at the end of such completed fiscal year and the related consolidated and consolidating statements of income, retained earnings, cash flows and stockholders' equity for such completed fiscal year, in each case
(i) setting forth comparative figures for the preceding fiscal year, (ii) accompanied by related management letters and reports thereon containing opinions without qualification by Ernst & Young, LLP and a certificate of such auditors stating that they have no knowledge of any Default or Event of Default which has occurred during the completed fiscal year or which is continuing or, if in the opinion of such auditors such a Default or Event of Default has occurred or is continuing, a statement as to the nature and status thereof, and
(iii) prepared in accordance with GAAP consistently applied with prior periods and presenting fairly the consolidated and consolidating financial position of Borrower at such dates and the results of its operations and the changes in its stockholders' equity for such periods.

            (b) QUARTERLY REPORTS. Borrower shall furnish to Lender, as soon as available and in any event within forty-five (45) calendar days after the end of each fiscal quarter, unaudited financial statements of Borrower, including the notes thereto, consisting of a consolidated and consolidating balance sheet and the related consolidated and consolidating statements of income, retained earnings, cash flows and stockholders' equity as at the end of and for both such completed fiscal quarter and the period from the beginning of the fiscal year to the end of such completed fiscal quarter, in each case (i) setting forth comparative figures for the preceding fiscal quarter and period and for the corresponding fiscal quarter and period in the preceding fiscal year, (ii) prepared in accordance with GAAP consistently applied with prior periods, subject to normal year end adjustments, and presenting fairly the consolidated and consolidating financial position of Borrower at such dates and the results of its operations and the changes in its stockholders' equity for such periods, and (iii) accompanied by a certificate signed by the chief financial officer of Borrower to the effect that (A) such financial statements present fairly the consolidated and consolidating financial position of Borrower at such dates and the results of its operations and the changes in its stockholders' equity for such periods in accordance with GAAP consistently applied with prior periods, subject to normal year end adjustments, (B) no Default or Event

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of Default has occurred during such completed fiscal quarter or is continuing at such date, or, if any such Default or Event of Default has occurred or is continuing, specifying the nature and status thereof and the steps that Borrower is taking to remedy such situation, and (C) Borrower is in compliance with this Agreement, including SECTIONS 7.1 through 7.6, and showing the calculations of compliance with such sections.

            (c) MONTHLY REPORTS. Borrower shall furnish to Lender, as soon as available and in any event within forty-five (45) calendar days after the end of each monthly accounting period of each fiscal year, monthly reports consisting of a consolidated and consolidating balance sheet and the related consolidated and consolidating statements of income, retained earnings, cash flows and stockholders' equity as at the end of and for both such completed monthly accounting period and the period from the beginning of the fiscal year to the end of such completed monthly accounting period, in each case (i) setting forth comparative figures for the preceding monthly accounting period and period and for the corresponding monthly accounting period and period in the preceding fiscal year, (ii) prepared in accordance with GAAP consistently applied with prior periods, subject to normal year end adjustments, and presenting fairly the consolidated and consolidating financial position of Borrower at such dates and the results of its operations and the changes in its stockholders' equity for such periods, and (iii) accompanied by a certificate signed by the chief financial officer of Borrower to the effect that (A) such financial statements present fairly the consolidated and consolidating financial position of Borrower at such dates and the results of its operations and the changes in its stockholders' equity for such periods in accordance with GAAP consistently applied with prior periods, subject to normal year end adjustments, (B) no Default or Event of Default has occurred during such completed monthly accounting period or is continuing at such date, or, if any such Default or Event of Default has occurred or is continuing, specifying the nature and status thereof and the steps that Borrower is taking to remedy such situation, and (C) Borrower is in compliance with this Agreement, including SECTIONS 7.1 through 7.6, and showing the calculations of compliance with such sections.

            (d) OTHER MATERIALS. Borrower shall furnish to Lender as soon as available, and in any event within ten (10) calendar days after the preparation or issuance thereof or at such other time as set forth below:

               (i) copies of such financial statements (other than those required to be delivered pursuant to this SECTION 6.1) prepared from time to time by or for Borrower or any of its Subsidiaries and any other notes, reports and other materials related thereto, including, without limitation, any pro forma financial statements of Borrower and/or its Subsidiaries; and

               (ii) any reports, returns, information and other material that
                    Borrower or any of its Subsidiaries shall send to its stockholders at any time.

            (e) NOTICE OF LITIGATION. Borrower shall promptly notify Lender in writing of any pending or threatened litigation, suit, investigation or administrative proceeding affecting or involving or relating to Borrower or any of its Subsidiaries or their respective property or assets, whether or not the claim is covered by insurance, which could be reasonably expected to have or result in a Material Adverse Effect.

            (f) NOTICE OF DEFAULT. Borrower shall promptly, and in any event within three (3) calendar days after Borrower or any Authorized Officer of Borrower obtains knowledge thereof, notify Lender in writing of (i) the occurrence or existence of any event, fact, circumstance or condition which constitutes or results in, or would constitute or result in with the giving of notice or passage of time or both, a Default or an Event of Default, which notice shall specify the nature and status thereof, the period of existence thereof and what action Borrower proposes to take with respect thereto, and (ii) any other

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development, event, fact, circumstance or condition that could reasonably be expected to have a Material Adverse Effect or that could result in a Default or Event of Default, in each case describing the nature and status thereof and the action Borrower proposes to take with respect thereto.

            (g) EFFECTS ON COLLATERAL. Immediately upon learning thereof, Borrower shall report to Lender in writing any matter(s) affecting the value, enforceability or collectability of any of the Collateral, including, without limitation, claims or disputes asserted by any obligor or obligors in the amount of $100,000 or more, singly or in the aggregate, in existence at any one time.

            (h) OPERATING BUDGET. Borrower shall furnish to Lender on or prior to the Closing Date and for each fiscal year of Borrower thereafter not less than thirty (30) calendar days prior to the commencement of such fiscal year, a consolidated and consolidating month by month projected operating budget and a statement of cash flows of Borrower for such upcoming fiscal year (including an income statement for each month and a balance sheet as at the end of the last month in each fiscal quarter).

            (i) CONSENTS. Borrower shall, and shall cause its Subsidiaries to, obtain and deliver all required consents and agreements from such third parties as Lender shall determine are necessary or desirable with respect to (i) the Loan Documents and the transactions contemplated thereby, (ii) claims against Borrower, any of its Subsidiaries or the Collateral and/or (iii) any agreements (oral or written) or documents to which Borrower or any of its Subsidiaries is a party or by which any of their respective assets are bound or subject, specifically including, without limitation, any applicable Landlord Waivers and Consents with respect to any and all leases set forth on SCHEDULE 5.5.

            (j) BOARD MEETINGS. Borrower shall furnish to Lender written notice of each regular meeting of the Board of Directors of Borrower in advance of such meeting and prior written notice of each special meeting of the Board of Directors of Borrower or any meeting of any committee thereof no later than the date on which the members of the Board of Directors of Borrower are notified of such meeting, and send Lender copies of all reports and materials provided to members of the Board of Directors or committees thereof at meetings or otherwise.

            (k) ADDITIONAL INFORMATION. Borrower shall furnish to Lender such additional information, documents and other materials as Lender may reasonably request from time to time.


     6.2    PAYMENT OF OBLIGATIONS

            Borrower shall make full and timely indefeasible payment of the principal of and interest on the Loan and all other Obligations.

     6.3    CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE AND ASSETS

            (a) Borrower shall conduct its business, and shall cause each of its Subsidiaries to, conduct its business in accordance with good business practices customary to the industry, and shall engage, and cause such Subsidiaries to engage, principally in the same or similar lines of business substantially as heretofore conducted, and shall maintain, and cause such Subsidiaries to maintain, all of its and their material properties, assets and equipment used or useful in its or their business, including, without limitation, all material Intellectual Property and the Collateral, in good repair, working order and condition (normal wear and tear excepted and except as may be disposed of in the ordinary course of business and in accordance with the terms of the Loan Documents) and from time to time to make all necessary or desirable repairs, renewals and replacements thereof;

            (b) Borrower shall keep, and shall cause each of its Subsidiaries to, keep in full force and effect their respective existence and all material rights, licenses, leases, powers, franchises and

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permits, and shall maintain, and cause such Subsidiaries to maintain, their respective license or qualification to do business and good standing in each jurisdiction in which the ownership or lease of property or the nature of its or their business makes such license or qualification necessary and in which failure to maintain such license or qualification could reasonably be likely to have a Material Adverse Effect; and

            (c) Borrower shall remain, and shall cause each of its Subsidiaries to, remain in good standing and to maintain its and their operations in all jurisdictions in which each currently is located.

     6.4    COMPLIANCE WITH LEGAL AND OTHER OBLIGATIONS

            Borrower shall, and shall cause each of its Subsidiaries to (a) comply with all laws, statutes, rules, regulations, ordinances and tariffs of any applicable Governmental Authority with respect or applicable to its or their business, assets or operations, (b) pay all taxes, assessments, fees, governmental charges, claims for labor, supplies, rent and all other obligations or liabilities of any kind, except liabilities being contested in good faith and against which adequate reserves have been established, and (c) perform in accordance with its terms each contract, agreement or other arrangement (oral or written) to which any of them is a party or by which any of them or any of the Collateral is bound, except where the failure to comply, pay or perform could not reasonably be expected to have a Material Adverse Effect.

     6.5    INSURANCE

            Borrower shall keep, and shall cause each of its Subsidiaries to, keep all of their respective insurable properties and assets adequately insured in all material respects at all times against losses, damages and hazards as are customarily insured against by businesses engaging in activities similar to those of Borrower and such Subsidiaries or owning assets or properties similar to those of Borrower and such Subsidiaries; and shall maintain, and cause its Subsidiaries to maintain, general public liability insurance at all times against liability on account of damage to persons and property having such limits, deductibles, exclusions and co-insurance and other provisions as are customary for a business engaged in activities similar to those of Borrower and such Subsidiaries; and shall maintain, and cause its Subsidiaries to maintain, insurance under all applicable workers' compensation laws; all of the foregoing insurance policies to (i) be reasonably satisfactory in form and substance to Lender, (ii) name Lender as an additional insured thereunder, and (iii) expressly provide that such policies cannot be altered or canceled without thirty (30) Business Days prior written notice to Lender and that such policies inure to the benefit of Lender notwithstanding any action or omission or negligence of or by Borrower or any such Subsidiary or Guarantor.

     6.6    TRUE BOOKS

            Borrower shall keep, and shall cause each of its Subsidiaries to, keep true, complete and accurate books of record and account in accordance with commercially reasonable business practices in which true and correct entries are made of all of its and their dealings and transactions in all material respects; and shall set up and maintain, and cause its Subsidiaries to set up and maintain, on its and their books such reserves as may be required by GAAP with respect to doubtful accounts and all taxes, assessments, charges, levies and claims and with respect to its and their business in general, and include, and cause to be included, such reserves in its and their quarterly as well as year end financial statements.

     6.7    INSPECTION; PERIODIC AUDITS

            Borrower shall permit, and shall cause each of its Subsidiaries to, permit the representatives of Lender, at the expense of Borrower, to (a) visit and inspect any of the offices or

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properties of Borrower or any such Subsidiary or any other place where
Collateral is located to inspect the Collateral and/or to examine or audit all of its or their books of account, records, reports and other papers, (b) make copies and extracts therefrom, and (c) discuss Borrower's and its Subsidiaries' business, operations, prospects, properties, assets, liabilities or condition (financial or otherwise) and accounts with its and their officers and independent public accountants (and by this provision Borrower authorizes said officers and accountants to discuss the affairs, finances and accounts of Borrower and its Subsidiaries), during normal business hours, upon reasonable notice to an Authorized Officer and as often as reasonably may be requested.

     6.8    FURTHER ASSURANCES; POST CLOSING

            At Borrower's cost and expense, Borrower shall, and shall cause each of its Subsidiaries to (a) promptly, but in no event later than five (5) Business Days after Lender's demand therefor, take such further actions, obtain such consents and approvals and duly execute and deliver such further agreements, assignments, instructions or documents as Lender reasonably may request relating to the Collateral or the performance or payment of the Obligations under the Loan Documents, to effect fully the purposes, terms and conditions of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby, (b) without limiting in any manner any other provision of this Agreement and notwithstanding any other provision of this Agreement or of any other Loan Document, execute and deliver, or cause to be executed and delivered, such agreements and documents specified and described on SCHEDULE 6.8, and take or cause to be taken such actions, and otherwise perform, observe and comply with such obligations, as are specified and described on SCHEDULE 6.8, and (c) upon the exercise by Lender or any of its Affiliates of any power, right, privilege or remedy pursuant to this Agreement or any other Loan Document or under applicable law or equity which requires any consent, approval, registration, qualification or authorization of any Governmental Authority, Borrower will, and will cause its Subsidiaries to, execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments and other documents and papers that Lender or such Affiliate may be required to obtain for such governmental consent, approval, registration, qualification or authorization.

     6.9    PAYMENT OF INDEBTEDNESS

            Borrower shall pay, discharge or otherwise satisfy, and cause its Subsidiaries to pay, discharge or otherwise satisfy, at or before maturity (subject, where applicable, to specified grace periods and, in the case of the trade payables, to ordinary course payment practices) all of its and their material obligations and liabilities of whatsoever nature, except when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and Borrower or such Subsidiary shall have provided for such reserves as Lender may reasonably deem proper and necessary.

     6.10   ENFORCEABILITY OF AND COMPLIANCE WITH COVENANTS IN LOAN DOCUMENTS

            Borrower shall take, and shall cause each Guarantor to take, all necessary and appropriate actions to ensure that (a) each Loan Document is and remains enforceable against the parties thereto (other than Lender) in accordance with its terms, and (b) Borrower and each Guarantor complies with each of its covenants, agreements and obligations under each Loan Document.

     6.11   LIEN SEARCHES

            To the extent that Liens other than Permitted Liens appear on the report of any UCC financing statement lien search at any time, Borrower immediately shall take, and shall cause each Guarantor to take, all necessary and appropriate action and shall execute and deliver and cause the

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Guarantors to execute and deliver all necessary and appropriate documents and instruments to release such Liens.

     6.12   NEW GUARANTORS

            (a) Upon the occurrence of a New Guaranty Event, Borrower shall, as soon as practicable but in any event within thirty (30) calendar days of such event, cause to be delivered to Lender and filed and recorded, as applicable, by each Required New Guarantor resulting from such New Guaranty Event:

                 (i) a Subsidiary Guaranty and a Subsidiary Security Agreement and such other Security Documents, agreements and instruments as required by Lender, each duly executed by such Required New Guarantor;

                 (ii) an opinion of counsel to the Required New Guarantor addressed to Lender in form and substance satisfactory to Lender and its counsel, which shall cover such matters incident to the transactions contemplated by this Agreement and this SECTION 6.12 and the other Loan Documents as Lender and its counsel may reasonably require;

                 (iii) (a) a copy of the certificate of incorporation (or other charter documents) of such Required New Guarantor certified as of a date that is acceptable to Lender by the applicable Governmental Authority of the jurisdiction of incorporation or organization of such Required New Guarantor,
(ii) a copy of the bylaws or similar organizational document of such Required New Guarantor certified as of a date that is acceptable to Lender by the corporate secretary or assistant secretary of such Required New Guarantor, (iii) an original certificate of good standing for such Required New Guarantor issued by the applicable Governmental Authority of the jurisdiction of incorporation or organization of such Required New Guarantor and of every other jurisdiction in which such Required New Guarantor has an office or conducts business and (iv) copies of the resolutions of the Board of Directors and, if required, stockholders or other equity owners of such Required New Guarantor authorizing the execution, delivery and performance of the agreements, documents and instruments executed pursuant to clause (i) above, certified by an Authorized Officer of such Required New Guarantor, all in form and substance acceptable to Lender;

                 (iv) (a) a report of UCC financing statement, tax and judgment lien searches performed against such Required New Guarantor in each jurisdiction in which such Required New Guarantor has a place of business or keeps any Collateral as that term is defined in the Subsidiary Security Agreement and any other Security Document executed by such Required New Guarantor, and such report shall show no Liens on such Collateral (other than Permitted Liens), and (b) each document reasonably requested by Lender to be filed or recorded in order to create, in favor of Lender, a perfected first priority security interest in or Lien upon such Collateral owned by such Required New Guarantor shall have been properly filed or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, all in form and substance acceptable to Lender in its sole discretion, and (c) an acknowledgement copy, or other evidence satisfactory to Lender, of each such filing or recordation and satisfactory evidence of the payment by Borrower of any necessary fee, tax or expense relating thereto;

                 (v) a certificate of the corporate secretary or assistant secretary of such Required New Guarantor as to the incumbency and signature of the officers executing agreements, documents and instruments executed pursuant to clause (i) above;

                 (vi) a Solvency Certificate for such Required New Guarantor in form and substance satisfactory to Lender;

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                 (vii) the certificates evidencing the stock, securities or other equity or ownership interests constituting Borrower's or a Subsidiary's ownership of such Required New Guarantor together with duly executed stock powers in blank affixed thereto pursuant to the terms of the Stock Pledge Agreement and, if necessary, the Stock Pledge Agreement or shall be amended and executed by the relevant Subsidiary to reflect the pledge thereof; and

                 (viii) an amendment to SCHEDULES 5.26A AND 5.26B solely to add places of business, offices and locations of Collateral for such Required New Guarantor;

                 (ix) updated SCHEDULES 5.26A and 5.26B solely with respect to places of business, offices and locations of Collateral for such Required New Guarantor (which updated information shall constitute an amendment of such schedules but which will not require the consent of Lender); and

                 (x) a certificate executed by an Authorized Officer of Borrower and such Required New Guarantor, constituting a representation and warranty by Borrower and such Required New Guarantor as of the date of such New Guaranty Event that all conditions contained in this Agreement to the New Guaranty Event have been satisfied.

            (b) As a condition precedent to the consummation of any New Guaranty Event, each of the provisions of SECTIONS 4.2(b), (c), (d), (f), (g), (i) AND
(K) shall be satisfied, PROVIDED that for purposes of this subparagraph, references in such sections to (a) the Borrowing Date shall be deemed to be references to the date of consummation of the New Guaranty Event, (b) the Closing or the additional funding shall be deemed to be references to the consummation of the New Guaranty Event, and (c) Guarantor shall be deemed to be references to the Required New Guarantor:

     6.13   BOARD OF DIRECTORS

            Lender shall have the right to designate an observer, without voting rights, who will be entitled to attend all meetings (including telephonic) of the Board of Directors (including committees) and stockholders of Borrower, and shall receive a copy of all proposed actions to be taken by the Board of Directors (including committees) or stockholders of Borrower by written consent without a meeting at the same time as the Board and/or Stockholders receive such notice, and to receive an executed copy of any such written consent. Any observer designated by Lender pursuant hereto shall be entitled to receive from Borrower reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at Board of Directors, committee or stockholders meetings. Lender shall receive all information provided to the directors of Borrower at any meetings of the Board of Directors (or committees) whether or not Lender elects to have an observer attend such meetings.

     6.14   NOTICE OF ACTIONS

            Borrower shall give Lender notice of any action, suit or proceeding brought or initiated by Borrower or any of its Subsidiaries or which Borrower or any of its Subsidiaries intends to initiate, where the amount in controversy is alleged to be greater than $150,000.

     6.15   USE OF PROCEEDS

            Borrower shall use the proceeds from the Term Loan for refinancing Borrower's existing obligations and indebtedness, to fund letters of credit as well as to fund start up costs including working capital needs in connection with new contracts undertaking by Borrower's in connection with its behavioral managed care services business.

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VII. NEGATIVE COVENANTS

            Borrower covenants and agrees that, until full performance and indefeasible payment in full in cash, of the Obligations and termination of this
Agreement:

     7.1    MINIMUM EBITDA

            Borrower shall not permit its EBITDA for any of the Test Periods shown on Annex II(a) attached hereto and made a part hereof to be less than the corresponding minimum levels set forth therein.

     7.2    NET LEVERAGE RATIO (TOTAL DEBT TO EBITDA)

            Borrower shall not permit the Net Leverage Ratio for any Test Period at any date during any of the Test Periods shown on Annex II(b) hereto to exceed the corresponding ratios set forth therein.

     7.3    NET INTEREST COVERAGE RATIO (EBITDA/INTEREST EXPENSE)

            Borrower shall not permit the Net Interest Coverage Ratio during any of the Test Periods shown on Annex II(c) hereto to be less than the following corresponding ratios set forth therein.

     7.4    FIXED CHARGE RATIO (EBITDA/FIXED CHARGES)

            Borrower shall not permit the Fixed Charge Ratio for any of the Test Periods shown on Annex II(d) hereto to be less that the following corresponding ratios set forth therein.

     7.5    CAPITAL EXPENDITURES

            For any Test Period, the Capital Expenditures of Borrower and its Subsidiaries shall not exceed $1.25 million.

     7.6    INDEBTEDNESS

            Borrower shall not, and shall not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness, except the following (collectively, "PERMITTED INDEBTEDNESS"):

            (a) Indebtedness under the Loan Documents;

            (b) any Indebtedness set forth on SCHEDULE 5.21 including the subordinated Indebtedness to Can Partners Investments IV, LLC, which shall not exceed $7,500,000 (excluding accrued and unpaid interest, if any, as of the Closing Date);

            (c) Capitalized Lease Obligations of Borrower or its Subsidiaries incurred after the Closing Date and Indebtedness incurred pursuant to purchase money Liens permitted by SECTION 7.7(c), provided that the aggregate amount of Indebtedness incurred pursuant to this clause (c) outstanding at any time shall not exceed $1,000,000;

            (d) Indebtedness in connection with advances made by a stockholder of Borrower in order to cure any default of the financial covenants set forth in SECTIONS 7.1 through 7.6 hereof; PROVIDED, HOWEVER, that such Indebtedness described in this clause (d) shall be (i) on an unsecured basis and shall be subordinated in right of repayment and remedies to all of the Obligations and to all of the rights of Lender under the Loan Documents, and (ii) in form and substance satisfactory to Lender.

            (e) Intercompany Indebtedness between the Borrower and any Guarantor;

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            (f) Performance and surety bonds, escrow agreements, letters of credit, and other holdbacks entered into in the ordinary course of business in connection with the statutory and contractual obligations of the Company relating to its managed behavioral care contracts, each of which undertakings shall be fully disclosed to Lender prior thereto.

     7.7    LIENS

            Borrower shall not, and shall not permit any of its Subsidiaries to, create, incur or suffer to exist any Lien upon or against any of the Collateral, except the following (collectively, "PERMITTED LIENS"):

            (a) Liens arising in favor of Lender under the Loan Documents;

            (b) Liens imposed by law for taxes, assessments or charges of any Governmental Authority for claims not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained by Borrower in accordance with GAAP;

            (c) (i) statutory Liens of landlords (provided that any such landlord has executed a Landlord Waiver and Consent acceptable to Lender) and of carriers, warehousemen, mechanics, materialmen, and (ii) other Liens imposed by law or that arise by operation of law in the ordinary course of business from the date of creation thereof, in each case only for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained by Borrower in accordance with GAAP;

            (d) Liens (i) incurred or deposits made in the ordinary course of business (including, without limitation, performance and surety bonds, escrow funds, letters of credit, holdbacks and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts, including managed behavioral health care agreements, (other than for the repayment of Indebtedness), statutory obligations and other similar obligations, or (ii) arising as a result of progress payments under Government Contracts;

            (e) purchase money Liens (i) securing Indebtedness permitted under
SECTION 7.6(c), or (ii) in connection with the purchase by Borrower or any of its Subsidiaries of equipment in the normal course of business, provided that such payables shall not exceed any limits on Indebtedness provided for herein and shall otherwise be Permitted Indebtedness hereunder; and

            (f) Liens disclosed in SCHEDULE 7.7.


     7.8    TRANSFER OF ASSETS

            Borrower shall not, and shall not permit any of its Subsidiaries, in any case, to transfer any assets to Subsidiaries or Affiliates, dissolved or in the process of dissolution, as shown on SCHEDULE 5.3, to sell, lease, transfer, assign or otherwise dispose of any interest in any properties or assets (other than obsolete or replaced equipment or excess equipment no longer needed in the conduct of the business in the ordinary course of business), or agree to do any of the foregoing at any future time, except that:

            (a) Borrower or any of its Subsidiaries may lease (as lessee) real or personal property or surrender all or a portion of a lease of the same, in each case in the ordinary course of business (so long as such lease does not create a Capitalized Lease Obligation prohibited under this Agreement), PROVIDED that a Landlord Waiver and Consent and such other consents as are required by Lender are signed and delivered to Lender with respect to any lease of real property;

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            (b) Borrower or any of its Subsidiaries may license or sublicense
Intellectual Property or customer lists from third parties in the ordinary course of business, PROVIDED, that such licenses or sublicenses shall not interfere with the business or other operations of Borrower or any such Subsidiary and that Borrower's and such Subsidiary's rights, title and interest in such Intellectual Property and customer lists and interests therein are pledged to Lender as further security for the Obligations and included as part of the Collateral;

            (c) any Subsidiary of Borrower may transfer assets or property to Borrower or to any other Subsidiary of Borrower, provided such each such Subsidiary is a Guarantor; and

            (d) Borrower or any of its Subsidiaries may consummate such other sales or dispositions of property or assets to the extent to which Lender has given its prior written consent thereto, subject in each case to such conditions as may be set forth in such consent.

            (e) Borrower or any of its Subsidiaries may sell assets, valued at $125,000 or less, without Lender's consent, provided that the proceeds are applied in accordance herewith and provided that such sale does not otherwise cause a default or Event of Default hereunder.

     7.9    INVESTMENTS

            Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly purchase, own, hold, invest in or otherwise acquire obligations or stock or securities of, or any other interest in, or all or substantially all of the assets of, any Person or make or permit to exist any loans, advances or guarantees to or for the benefit of any Person other than those created by the Loan Documents.

     7.10   DIVIDENDS; REDEMPTIONS

            Borrower shall not, and shall not permit any of its Subsidiaries to,
(a) declare, pay or make any dividend or distribution on any shares of capital stock or other securities or interests (other than dividends or distributions payable in its stock, or split-ups or reclassifications of its stock), except that any Subsidiary of Borrower may make distributions to Borrower, (b) apply any of its funds, property or assets to the acquisition, redemption or other retirement of any capital stock or other securities or interests, or of any options to purchase or acquire any of the foregoing; provided, however, that Borrower may redeem its capital stock from terminated employees pursuant to the terms of any related employment agreements as long as no Default or Event of Default has occurred and is continuing or would result from such payment or (c) otherwise make any payments to any stockholder or equity owner in such Person's capacity as a stockholder or equity owner.

     7.11   TRANSACTIONS WITH AFFILIATES

            Borrower shall not, and shall not permit any of its Subsidiaries to, enter into or consummate any transaction of any kind with any Affiliate of Borrower or of any Subsidiary of Borrower other than:

            (a) salary, bonus, employee stock option and other compensation and employment arrangements with directors or officers in the ordinary course of business, PROVIDED, that no payment of any bonus thereunder shall be permitted if a Default or Event of Default has occurred and remains in effect or would be caused by or result from such payment;

            (b) distributions and dividends permitted pursuant to
SECTION 7.10(a);

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            (c) transactions on overall terms at least as favorable to Borrower or its Subsidiaries as would be the case in an arm's-length transaction between unrelated parties of equal bargaining power; and

            (d) transactions between Borrower or any Guarantor and Lender or any Affiliate of Lender.

     7.12   MERGER OR CONSOLIDATION; ACQUISITIONS

            Borrower shall not, and shall not permit any of its Subsidiaries to, consolidate or merge with or into any other Person, or permit any other Person to consolidate or merge with or into it or into any of its Affiliates, except that any Subsidiary may merge into Borrower or another Subsidiary of Borrower that is a Guarantor. Borrower shall not, and shall not permit any of its Subsidiaries to, purchase or otherwise acquire, directly or indirectly, all or substantially all of the equity or voting interests or assets of any other Person or any options or rights to purchase or otherwise acquire any of the foregoing PROVIDED, THAT Borrower may undertake such purchases and acquisitions consistent with its current business and operations up to an amount of $250,000 for each such transaction if no Default or Event of Default is caused thereby and for transactions in excess of $250,000 Borrower shall first obtain Lender's prior consent.

     7.13   CHANGE IN CONTROL; CHARTER DOCUMENTS

            Borrower shall not cause, suffer, agree to or permit a Change of Control of Borrower or any of its Subsidiaries. Borrower shall not, and shall not permit any of its Subsidiaries to, amend, modify, restate or change its certificate of incorporation or bylaws or similar charter documents in a manner that would be adverse to Lender, provided that Borrower may amend its charter will all approvals required by law in connection with any equity financings or recapitalizations of the Company; and PROVIDED FURTHER, that Borrower shall not be required to obtain Lender's consent to an initial public offering or other equity offering, provided that the proceeds thereof are applied in accordance herewith and no default or Event of Default is caused thereby.

     7.14   FISCAL YEAR

            Borrower shall not, and shall not permit any of its Subsidiaries to, change its fiscal year unless Borrower demonstrates to Lender's satisfaction compliance with the covenants contained herein for both the fiscal year in effect prior to any change and the new fiscal year period by delivery to Lender of appropriate interim and annual pro forma, historical and current compliance certificates for such periods and such other information as Lender may reasonably request.

     7.15   DISSOLUTION

            Borrower shall not, and shall not permit any of its Subsidiaries to, wind up, liquidate or dissolve (voluntarily or involuntarily) or commence or suffer any proceedings seeking or that would result in any such winding up, liquidation or dissolution, unless such action would not have or be likely to have a Material Adverse Effect.

     7.16   USE OF PROCEEDS

            Borrower shall not, and shall not permit any of its Subsidiaries to, use any proceeds of any Advance for "purchasing" or "carrying" "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System.

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     7.17   CONTINGENT OBLIGATIONS

            Borrower shall not, and shall not permit any of its Subsidiaries to, become liable for or incur any Contingent Obligations, except for the Subsidiary Guarantees delivered in connection herewith.

     7.18   SUBSIDIARIES

            Borrower shall not, and shall not permit any of its Subsidiaries to, acquire or create after the Closing Date any Subsidiary (a) without first complying with the provisions of SECTION 6.12 and obtaining the prior written consent of Lender on such terms and conditions determined by Lender in its sole discretion, and (b) unless such Subsidiary is located in the continental United States and is incorporated or organized under the laws of one of the states of the United States or Puerto Rico.

     7.19   AGREEMENTS

            Borrower shall not, and shall not permit any of its Subsidiaries to, enter into or make or become a party to any agreement (oral or written), arrangement or commitment to do, or cause to be done, any of the things described in this ARTICLE VII.

VIII. EVENTS OF DEFAULT

      The occurrence of any one or more of the following shall constitute an "Event of Default:"

            (a) Borrower shall fail to pay any principal of or interest on the Obligations when due (whether on any installment payment date, at maturity, by reason of acceleration, by notice of intention to prepay, by required prepayment or otherwise) or shall fail to make any other payment, fee or charge provided for in any Loan Document when due;

            (b) any representation or warranty made or deemed made by Borrower or any Guarantor in any Loan Document to which it is a party, shall not be true and correct in all material respects or shall have been false or misleading in any material respect on the date when made or deemed to have been made (except to the extent the representation or warranty is already qualified by a phrase relating to materiality, in which case it shall be true and correct in all respects and shall not be false or misleading in any respect);

            (c) Borrower or any Guarantor shall fail to perform, observe or comply with any covenant, obligation or agreement set forth in any Loan Document to which it is a party; PROVIDED that, with respect to the affirmative covenants set forth in ARTICLE VI (other than SECTIONS 6.2, 6.3(a) AND (b), 6.9 and 6.15), Borrower shall have a fifteen (15) calendar day cure period; commencing from the time at which Borrower or such Guarantor or any Authorized Officer thereof knew or became aware, or should have known or been aware, of such failure, breach or default;

            (d) (i) any of the Loan Documents shall cease to be in full force and effect, (ii) the Liens created thereunder shall cease to constitute valid perfected first priority Liens on the Collateral in accordance with the terms thereof, (iii) Lender shall cease to have a valid perfected first priority security interest in the securities pledged by Borrower or any Guarantor pursuant to the Stock Pledge Agreement or other Security Documents; or (iv) Lender shall not have a perfected first priority lien in the Puerto Rico Collateral.

            (e) one or more judgments or decrees is rendered against Borrower or any Guarantor in an aggregate amount in excess of $100,000 which is or are not satisfied, stayed, vacated or discharged of record within thirty (30) calendar days of being rendered;

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            (f) (i) any default shall occur which is not cured or waived (x) in the payment of any principal, interest, premium or other amounts with respect to any Indebtedness (other than the Obligations) of Borrower or any Guarantor in excess of $100,000, or (y) in the performance, observance or fulfillment of any term or covenant contained in any agreement, document or instrument to which Borrower or any Guarantor is a party or to which any of its or their properties or assets are subject or bound, including, without limitation, any such agreement, document or instrument under or pursuant to which any Indebtedness was issued, created, assumed, guaranteed or secured by Borrower or any Guarantor, and such default shall continue for more than any grace period therein specified or shall permit the holder of any Indebtedness to accelerate the maturity thereof, or (ii) any Indebtedness of Borrower or any Guarantor shall be declared to be due and payable or be required to be prepaid other than by a regularly scheduled required payment, prior to the stated maturity thereof;

            (g) Borrower or any Guarantor (i) shall be unable to pay its debts generally as they become due, (ii) shall file a petition under any insolvency statute, (iii) shall make a general assignment for the benefit of its creditors,
(iv) shall commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or any substantial part of its property, or (v) shall file a petition seeking reorganization, or liquidation or similar relief under the federal bankruptcy laws, any Debtor Relief Law or any other applicable law or statute;

            (h) (i) a court of competent jurisdiction shall (A) enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of Borrower or any of its Subsidiaries or any other Guarantor, or of the whole or any substantial part of any such Person's properties, and such order, judgment or decree shall continue unstayed and in effect for a period of sixty (60) calendar days, or (B) shall approve a petition filed against Borrower, any of its Subsidiaries or any other Guarantor seeking reorganization, or liquidation or similar relief under the federal bankruptcy laws, any Debtor Relief Law or any other applicable law or statute, which petition is not dismissed within sixty (60) calendar days or, (C) under the provisions of any Debtor Relief Law or other law for the relief or aid of debtors, assume custody or control of Borrower or any of its Subsidiaries or any other Guarantor or of the whole or any substantial part of any such Person's properties or assets, which control is not irrevocably relinquished within sixty (60) calendar days, or (ii) there is commenced against Borrower, any of its Subsidiaries or any Guarantor any proceeding or petition seeking reorganization, liquidation, or similar relief under the federal bankruptcy laws or any other applicable law or statute, which petition is not unconditionally dismissed on the thirtieth (30th) calendar day after the date of commencement thereof, or Borrower or of any of its Subsidiaries or any Guarantor takes any action to indicate consent to or approval of any such proceeding;

            (i) any Change of Control of Borrower or any Guarantor shall occur, or any agreement or commitment to cause or that may result in any such Change of Control shall have been entered into by Borrower or any Guarantor (except for all initial public offering or other securities sale in which Borrower uses proceeds to satisfy the Loan as required under the Agreement);

            (j) any Material Adverse Effect or Material Adverse Change shall occur or shall be reasonably expected to occur;

            (k) any indication or evidence is received by Lender that Borrower or any of its Subsidiaries may have directly or indirectly been engaged in any type of activity which, in Lender's Permitted Discretion, might result in forfeiture of any property of Borrower or any of its Subsidiaries to any Governmental Authority, which default shall have continued unremedied for a period of ten (10) calendar days after written notice from Lender; or

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                                                                 APS - TERM LOAN
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            (l) Borrower or any of its Subsidiaries shall do, or shall enter into or become a party to any agreement (oral or written), or commitment to do, or cause to be done, any of the things described in this ARTICLE VIII or otherwise prohibited by this Agreement or any of the Loan Documents;

then, and in any such event, Lender may, by notice to Borrower (i) terminate Borrower's ability hereunder to obtain Addition Draws, (ii) declare the Note, all interest thereon and all other Obligations under the Loan Documents to be due and payable immediately (except in the case of an Event of Default under SECTION 8(d), (g) or (h), in which event the Note, all interest thereon and all such other Obligations shall automatically and without further act by Lender be due and payable), in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower and
(iii) prohibit any action permitted to be taken by Borrower or any of its Subsidiaries or any Guarantor under ARTICLE VII.

IX.  LENDER'S RIGHTS AND REMEDIES AFTER DEFAULT

     9.1    RIGHTS AND REMEDIES

            In addition to the provisions set forth in ARTICLE VIII hereof, upon the occurrence of an Event of Default, (a) Lender shall have the right to exercise any and all other rights and remedies provided for herein or in any of the Loan Documents, under the UCC or at law or equity generally, including, without limitation, the right (i) to foreclose the security interests and Liens created under the Security Documents, (ii) to realize upon any Collateral or securities pledged and to take possession of or sell any Collateral or securities pledged with or without judicial process, and (iii) to exercise such rights and powers with respect to the Collateral as Borrower or any Guarantor might exercise, including, but not limited to (x) the right to take possession of, send notices regarding, and collect directly the Collateral, with or without judicial process; (y) the right (by its own means or with judicial assistance) to enter Borrower's and any Guarantor's premises and take possession of the Collateral or render it unusable; and (z) the right to require Borrower and any Guarantor at Borrower's or such Guarantor's expense to assemble all or any part of the Collateral and make it available to Lender at any place designated by Lender.

            (b) Borrower agrees for itself and for its Subsidiaries that notice received by it at least ten (10) calendar days before the time of any intended public sale, or the time after which any private sale or other disposition of Collateral is to be made, shall be deemed to be reasonable notice of such sale or other disposition. If permitted by applicable law, any perishable Collateral which threatens to speedily decline in value or which is sold on a recognized market may be sold immediately by Lender without prior notice to Borrower or any Guarantor. At any sale or disposition of Collateral or securities pledged, Lender may (to the extent permitted by applicable law) purchase all or any part of the Collateral or securities pledged, free from any right of redemption by Borrower or any Guarantor, which right is hereby waived and released. Borrower covenants and agrees not to, and not to permit or cause any of its Subsidiaries to, interfere with or impose any obstacle to Lender's exercise of its rights and remedies with respect to the Collateral.

     9.2    SETOFF

            In addition to any other rights Lender may have hereunder or under any of the Loan Documents or under applicable law or at equity, upon the occurrence and continuation of any Event of Default hereunder, Lender shall have a right to apply any property of Borrower or any Guarantor held by Lender to reduce the Obligations, and Borrower agrees for itself and for its subsidiaries not to assert and to waive the provisions of 11 U.S.C. Section 362 as a defense to or to block any such setoff.

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                                                                 APS - TERM LOAN
                                                                  EXECUTION COPY

     9.3    RIGHTS AND REMEDIES NOT EXCLUSIVE

            (a) Lender shall have the right in its sole discretion to determine which rights, powers, Liens, security interests or remedies Lender may at any time pursue, relinquish, subordinate or modify or to take any other action with respect thereto, and such determination will not in any way modify or affect any of Lender's rights, powers, Liens, security interests or remedies hereunder or under any of the Loan Documents, under applicable law or at equity.

            (b) The enumeration of the foregoing rights and remedies is not intended to be exhaustive. The rights and remedies of Lender described herein are cumulative and are not alternative to or exclusive of any other rights or remedies which Lender otherwise may have by contract or at law or in equity, and the partial or complete exercise of any right or remedy shall not preclude any other further exercise of such or any other right or remedy.

X.   WAIVERS AND JUDICIAL PROCEEDINGS

     10.1   WAIVER OF NOTICE; WAIVER OF STATUTE OF LIMITATIONS

            Borrower hereby waives demand, presentment, protest, notice of dishonor or non-payment, as well as all defenses with respect to any and all instruments, notice of acceptance hereof, notice of Loans or Advances made, credit extended, collateral received or delivered, or any other action taken by Lender in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

     10.2   DELAY

            No renewal or extension of the Note, this Agreement or any rights hereunder, release of Borrower or any Guarantor or delay or omission on Lender's part in enforcing this Agreement or any other Loan Document or in exercising or enforcing any right, remedy, option or power hereunder or under any other Loan Document shall affect the liability of Borrower or any Guarantor or operate as a waiver of such or any other right, remedy, power or option or of any default.

     10.3   JURY WAIVER

            EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION (I) ARISING UNDER THE LOAN DOCUMENTS OR (II) IN ANY WAY CONNECTED WITH OR INCIDENTAL TO THE DEALINGS OF THE PARTIES WITH RESPECT TO THE LOAN DOCUMENTS OR THE TRANSACTIONS EVIDENCED OR CONTEMPLATED THEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT EITHER PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10.3 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY.

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                                                                 APS - TERM LOAN
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XI.  EFFECTIVE DATE AND TERMINATION

     11.1   EFFECTIVE DATE

            This Agreement shall be effective on the date hereof and shall continue in full force and effect until the full performance and indefeasible payment in full in cash of all Obligations, unless terminated sooner by Lender upon the occurrence of an Event of Default or as otherwise provided in
SECTION 11.2.

     11.2   TERMINATION

            Borrower may terminate this Agreement at any time upon not less than two (2) calendar days' prior written notice to Lender and upon full performance and indefeasible payment in full in cash of the Obligations on or prior to such 2nd calendar day after Receipt by Lender of such written notice. Notwithstanding any other provision of this Agreement or any Loan Document, the termination of this Agreement by Lender or Borrower or otherwise shall not affect Lender's rights or any of the Obligations existing as of the effective date of such termination, and the provisions of the Loan Documents shall continue to be fully operative until the Obligations thereunder have been fully performed and indefeasibly paid in cash in full. The security interests, Liens and rights granted to Lender under the Security Documents and the financing statements filed pursuant thereto shall continue in full force and effect notwithstanding the termination of this Agreement or the fact that Borrower's borrowings hereunder may from time to time be temporarily in a zero or credit position, until all of the Obligations have been fully performed and indefeasibly paid in full in cash. Lender shall not be required to send termination statements to Borrower or any Guarantor, or to file them with any filing office, unless and until this Agreement shall have been terminated in accordance with its terms and all Obligations shall have been fully performed and indefeasibly paid in full in cash.

     11.3   SURVIVAL

            It is the express intention and agreement of the parties hereto that
(a) all obligations, covenants, agreements, representations, warranties, waivers and indemnities made by Borrower herein shall survive the execution and delivery of this Agreement and the making of the Term Loan and any termination of this Agreement until all Obligations are fully performed and indefeasibly paid in full in cash, and (b) the obligations and provisions of SECTIONS 3.4, 10.3, 10.4, 11.2, 11.3, 12.5, 12.8 AND 12.13 hereof shall survive termination of this Agreement and the other Loan Documents and any payment, in full or in part, of the Obligations.

XII. MISCELLANEOUS

     12.1   GOVERNING LAW; JURISDICTION; SERVICE OF PROCESS; VENUE

            This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to its choice of law provisions (other than Section 5-1401 of the New York General Obligation
Law). Any judicial proceeding brought by or against Borrower with respect to any of the Obligations, this Agreement or any related agreement may be brought in any federal or state court of competent jurisdiction located in the State of New York, and, by execution and delivery of this Agreement, Borrower accepts for itself and in connection with its properties generally and unconditionally the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Agreement or any of the Loan Documents or any such other agreement. Borrower hereby waives personal service of process and agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with SECTION 12.6 hereof, and service so made shall be deemed

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                                                                 APS - TERM LOAN
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completed on the third (3rd) Business Day after mailing. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Lender to bring proceedings against Borrower in the courts of any other jurisdiction having jurisdiction over Borrower. Borrower waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon FORUM NON CONVENIENS. Any judicial proceedings by Borrower against Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any of the other Loan Documents, shall be brought only in a federal or state court located in the State of New York. Each party hereto acknowledges that both parties participated in the negotiation and drafting of this Agreement and that, accordingly, neither party shall move or petition a court construing this Agreement to construe it more stringently against one party than against the other.

     12.2   DISCHARGE OF BORROWER'S OBLIGATIONS

            In addition to and notwithstanding any other provision of this Agreement or any other Loan Document, Lender, in its sole discretion, shall have the right, at any time that Borrower fails to do so, and without prior notice to Borrower, to: (i) obtain insurance covering any of the Collateral as required hereunder and to the extent required hereunder; (ii) pay for the performance of any of the Borrower's obligations hereunder; (iii) discharge taxes, Liens, security interests or other encumbrances at any time levied or placed on any of the Collateral in violation of this Agreement unless Borrower is in good faith with due diligence by appropriate proceedings contesting those items; and (iv) pay for the maintenance and preservation of any of the Collateral. Such expenses and advances shall be added to the Loan and the Obligations until reimbursed to Lender and shall be secured by the Collateral. Any such payments and advances by Lender shall not be construed as a waiver by Lender of any Event of Default or any other rights, remedies or powers of Lender.

     12.3   SUCCESSORS AND ASSIGNS; PARTICIPATIONS; NEW LENDERS

            (a) This Agreement shall inure to the benefit of Lender, all future holders of the Note and all Transferees (as defined below), and each of their respective successors and permitted assigns. Borrower may not assign, delegate or transfer any of its rights or obligations under this Agreement or any Loan Document without the prior written consent of Lender.

            (b) The Lender may sell, assign or transfer all or any part of its rights under this Agreement, the Notes and the other Loan Documents. The Lender agrees not to sell, assign or transfer this Loan to any competitor of Borrower or to any company that provides managed behavioral healthcare services or employee assistance program related services or to any company primarily engaged in the business of providing or arranging for the provision of healthcare services or the management of such healthcare services, excluding any financing or insurance companies. CapitalSource Finance LLC ("CapitalSource"), for itself and its Affiliates, agrees to provide to Borrower a copy of any notice received by it from its lender or lenders regarding default or any intent by such lender or lenders to sell loans pledged, assigned or transferred to it or them by CapitalSource or any such Affiliate. If CapitalSource voluntarily enters into any writing to sell the Loan Documents or any part thereof to any third party, other than an Affiliate, CapitalSource agrees to provide a copy of such writing, including any term sheet, to Borrower. Further, if any such voluntary sale or transfer of the Loan Documents or any part thereof occurs within one (1) year of the Closing Date and, as a result of such transfer, Borrower prepays the Obligations, then the Termination Fee shall be waived. Borrower acknowledges that in the regular course of its business the Lender may at any time and from time to time sell participating interests in the Advances to other financial institutions (each such transferee or purchaser of a participating interest, a "Transferee"). In such case, such Transferee shall have all of the rights and benefits with respect to the portion of such Advances held by it or other Obligations payable hereunder as fully as if such Transferee

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                                                                 APS - TERM LOAN
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were the direct holder thereof (including without limitation rights of set-off), and either the Lender or any Transferee may be designated as the sole agent to manage the transactions and obligations contemplated herein; PROVIDED THAT, notwithstanding anything to the contrary herein, the Borrower shall not be obligated to pay under this Agreement to any Transferee any sum in excess of the sum which the Borrower would have been obligated to pay to the Lender had such participation not been effected.

            (c) Notwithstanding any other provision of any Loan Document, Lender may disclose to any Transferee, all information, and furnish to such Transferee copies of reports, financial statements, certificates, and documents obtained under any provision of this Agreement or any other Loan Document.

     12.4   APPLICATION OF PAYMENTS

            To the extent that Borrower makes a payment with respect to the Obligations or Lender receives any payment with respect to the Obligations for Borrower's benefit, which is subsequently invalidated, determined to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other Person under any bankruptcy law, common law or equitable cause or any other law, then, to such extent, the Obligations or part thereof intended to be satisfied by such payment shall be revived and shall continue as if such payment had not been received by Lender.

     12.5   INDEMNITY

            (a) Borrower shall indemnify Lender and its Affiliates and their respective managers, members, officers, employees, Affiliates, agents, representatives, accountants and attorneys and their respective Affiliates (collectively, the "INDEMNIFIED PERSONS") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, reasonable fees and disbursements of counsel and Lender's in-house documentation and diligence fees and legal expenses) which may be imposed on, incurred by or asserted against Lender or any other Indemnified Person in any litigation, proceeding or investigation instituted or conducted by any Governmental Authority or any other Person with respect to any aspect of, or any transaction contemplated by or referred to in, or any matter related to, this Agreement or any of the Loan Documents or any agreement or document contemplated hereby or thereby, whether or not Lender or such Indemnified Person is a party thereto, except to the extent that any of the foregoing arises out of the gross negligence or willful misconduct of Lender or such Indemnified Person.

            (b) Lender agrees to give Borrower reasonable notice of any event of which Lender becomes aware for which indemnification may be required under this
SECTION 12.5, and Lender may elect (but is not obligated) to direct the defense thereof, provided that the selection of counsel shall be subject to Borrower's consent, which consent shall not be unreasonably withheld or delayed. Lender and any other Indemnified Person may, in its reasonable discretion, take such actions as it deems necessary and appropriate to investigate, defend or settle any event or take other remedial or corrective actions with respect thereto as may be necessary for the protection of Lender or any of the other Indemnified Persons, its or their interest or the Collateral generally.

            (c) Notwithstanding the foregoing, if any insurer agrees to undertake the defense of an event (an "INSURED EVENT"), Lender agrees not to exercise its right to select counsel to defend the event if that would cause Borrower's insurer to deny coverage; PROVIDED, HOWEVER, that Lender reserves the right to retain counsel to represent it or any of the other Indemnified Persons with respect to an Insured Event at its sole cost and expense. To the extent that Lender obtains recovery from a third party other than an Indemnified Person of any of the amounts that Borrower has paid to Lender pursuant to the

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                                                                 APS - TERM LOAN
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indemnity set forth in this SECTION 12.5, then Lender shall promptly pay to
Borrower the amount of such recovery.

     12.6   NOTICE

            Any notice or request hereunder shall be given to Borrower or to Lender at their respective addresses set forth below or at such other address as such Person may hereafter specify in a notice given in the manner required under this SECTION 12.6. Any notice or request hereunder shall be given by (a) hand delivery, (b) registered or certified mail, return receipt requested, (c) delivery by a nationally recognized overnight courier, (d) facsimile to the number set forth below (or such other number as may hereafter be specified in a notice given in the manner required under this SECTION 12.6) with telephone communication to a duly Authorized Officer of the recipient acknowledging receipt or as subsequently confirmed by a facsimile confirmation report, or (e) electronic transmission to the e-mail address set forth below with telephone or further electronic communication from the recipient acknowledging receipt. Except as expressly provided otherwise in this Agreement, notices and requests shall be deemed to have been given (w) in the case of hand delivery, upon receipt, (x) in the case of mail delivery, five (5) Business Days after being deposited in the mail, addressed as provided in this SECTION 12.6, (y) in the case of delivery by overnight courier, one (1) Business Day after deposit with such courier, and (z) in the case of delivery by facsimile or e-mail, upon telephone or further electronic communication from the recipient acknowledging receipt (each of the foregoing clauses being a "RECEIPT").

                  (i)      If to Lender:

                           CapitalSource Finance LLC
                           1133 Connecticut Avenue, N.W.
                           Suite 310
                           Washington, DC  20036
                           Attention: Loan Management Officer
                           Telephone: (202) 862-7300
                           FAX: (202) 862-4990
                           E-Mail: rdailey@capitalsource.com

                  (ii)     If to Borrower:

                           APS Healthcare, Inc.
                           6705 Rockledge Drive
                           Suite 200
                           Bethesda, Maryland  20817
                           Attention: Dr. Kenneth Kessler
                           Telephone: (301) 530-4222
                           FAX: (301) 493-0776

         with a copy to:

                           Mintz Levin
                           One Fountain Square
                           11911 Freedom Drive
                           Reston, VA  22101
                           Attention:  Scott Meza, Esq.
                           Telephone:  (703) 464-4800

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                                                                  EXECUTION COPY

                           FAX: (703) 464-4895

     12.7   SEVERABILITY

            If any term or provision of this Agreement is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of this Agreement which shall be given effect so far as possible.

     12.8   EXPENSES

            Borrower shall pay all costs and expenses including, without limitation, reasonable attorneys' fees and expenses, Lender's in-house documentation and diligence fees and legal expenses, and all search, audit, recording, professional and filing fees and expenses incurred by Lender or any of its Affiliates up to a maximum amount of $30,000 in connection with entering into this Agreement and the other Loan Documents and all related agreements, documents and instruments. Borrower further shall pay any and all such costs and expenses (a) in any effort to enforce payment of any Obligation or to enforce any Loan Document or any related agreement, document or instrument, or effect collection hereunder or thereunder, (b) arising in any way out of administration of the Obligations, including without limitation, any wire transfer fees or audit expenses, (c) in connection with instituting, maintaining, preserving, enforcing and foreclosing on Lender's security interests or Liens in any of the Collateral or securities pledged under the Loan Documents, whether through judicial proceedings or otherwise, (d) in defending or prosecuting any actions, claims or proceedings arising out of or relating to Lender's transactions with Borrower, (e) in seeking, obtaining or receiving any advice with respect to its rights and obligations under this Agreement, any of or in connection with the other Loan Documents and all related agreements, documents and instruments as a result of an Event of Default or reasonably anticipated Event of Default, or (f) in connection with any modification, restatement, amendment, waiver or extension of this Agreement or any other Loan Document or any related agreement, document or instrument, and all of the same may be charged to Borrower's account and shall be part of the Obligations.

     12.9   CAPTIONS

            The captions in this Agreement are intended for convenience and reference only and do not constitute and shall not be interpreted as part of this Agreement, and shall not affect the meaning or interpretation of this Agreement.

     12.10  COUNTERPARTS; FACSIMILE TRANSMISSION

            This Agreement may be executed in one or more counterparts, all of which taken together shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission, which facsimile signatures shall be considered original executed counterparts for purposes of this SECTION 12.10, and each party to this Agreement agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party to this Agreement.

     12.11  GOVERNMENTAL APPROVALS

            Upon the exercise by Lender or any of its Affiliates of any right or remedy under this Agreement or any other Loan Document which requires any consent, approval or registration with, consent, qualification or authorization by, any Governmental Authority, Borrower will, and will cause its Subsidiaries to, execute and deliver, or cause the execution and delivery of, all applications, certificates,

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                                                                 APS - TERM LOAN
                                                                  EXECUTION COPY

instruments and other documents that Lender or such Affiliate may be required to obtain for such governmental consent, approval, registration, qualification or authorization.

     12.12  ENTIRE AGREEMENT

            This Agreement and the other Loan Documents constitute the entire agreement between Borrower and Lender with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings, if any, relating to the subject matter hereof or thereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by Borrower and Lender. Neither this Agreement nor any portion or provisions hereof may be changed, modified, amended, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing or in any other manner other than by an agreement in writing signed by both Lender and Borrower. Any waiver of this Agreement by Lender shall be limited solely to the express terms and provisions of such waiver. Each party to this Agreement acknowledges that it has been advised by counsel in connection with the negotiation and execution of this Agreement and other Loan Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions of this Agreement.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

                                       41
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                                                                 APS - TERM LOAN
                                                                  EXECUTION COPY

     IN WITNESS WHEREOF, each of the parties has duly executed this Amended Credit Agreement as of the date first written above.

                                                 APS HEALTHCARE HOLDINGS, INC.

                                                 By:    /s/ Vince Achilarre
                                                        -----------------------
                                                 Names: Vince Achilarre
                                                 Its:   Executive Vice President


                                                 CAPITALSOURCE FINANCE LLC

                                                 By:   /s/ Steven A. Museles
                                                       ------------------------
                                                 Name: Steven A. Museles
                                                 Its:  Senior Vice President

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                                                                 APS - TERM LOAN
                                                                  EXECUTION COPY

                                    EXHIBITS

     EXHIBIT A             PRO FORMA FINANCIAL STATEMENTS

     EXHIBIT B             REGISTRATION RIGHTS AGREEMENT

     EXHIBIT C             NOTE

     EXHIBIT D             SECURITY AGREEMENT

     EXHIBIT E             STOCK PLEDGE AGREEMENT

     EXHIBIT F             SUBSIDIARY GUARANTY

     EXHIBIT G             SUBSIDIARY SECURITY AGREEMENT

     EXHIBIT H             SUBSIDIARY STOCK PLEDGE AGREEMENT

                                    SCHEDULES
                                    ---------

     SCHEDULE 5.3          SUBSIDIARIES

     SCHEDULE 5.4          OWNERSHIP INTERESTS

     SCHEDULE 5.5          TITLE TO PROPERTIES

     SCHEDULE 5.5A         LIST OF REAL PROPERTIES

     SCHEDULE 5.5B         LIST OF LEASES

     SCHEDULE 5.8          NO CONSENTS

     SCHEDULE 5.14         INTELLECTUAL PROPERTY

     SCHEDULE 5.21         EXISTING INDEBTEDNESS

     SCHEDULE 5.22         ABSENCE OF CHANGES

     SCHEDULE 5.23         OTHER AGREEMENTS

     SCHEDULE 5.24         NO CONFLICT OF INTEREST

     SCHEDULE 5.25         INSURANCE

     SCHEDULE 5.26A        LOCATION OF OFFICES

     SCHEDULE 5.26B        LOCATION OF COLLATERAL

     SCHEDULE 5.28         NAMES

     SCHEDULE 6.8          FURTHER ASSURANCES; POST CLOSING

     SCHEDULE 7.6          INDEBTEDNESS

     SCHEDULE 7.7          LIENS

                                                                 APS - TERM LOAN
                                                                  EXECUTION COPY

                                     ANNEX I

                            FUNDING COVENANT SCHEDULE
                             (DOLLARS IN THOUSANDS)

(a)

-----------------------------------------------
                                     MINIMUM
        DATE                       EBITDA (TTM)
-----------------------------------------------
Sept - 01                        $   2,847
-----------------------------------------------
Dec - 01                             5,719
-----------------------------------------------
Mar - 02                             8,677
-----------------------------------------------
Jun - 02                            11,724
-----------------------------------------------
Sept - 02                           12,015
-----------------------------------------------
Dec - 02                            12,375
-----------------------------------------------
Mar - 03                            12,747
-----------------------------------------------
Jun - 03                            13,129
-----------------------------------------------
Sept - 03                           13,129
-----------------------------------------------
Dec - 03                            13,129
-----------------------------------------------
Mar - 04                         $  13,129
-----------------------------------------------

(b)

-----------------------------------------------
        DATE               TOTAL DEBT/EBITDA
-----------------------------------------------
Sept - 01                             2.50 x
-----------------------------------------------
Dec - 01                              2.50
-----------------------------------------------
Mar - 02                              2.40
-----------------------------------------------
Jun - 02                              2.40
-----------------------------------------------
Sept - 02                             2.30
-----------------------------------------------
Dec - 02                              2.30
-----------------------------------------------
Mar - 03                              2.25
-----------------------------------------------
Jun - 03                              2.25
-----------------------------------------------
Sept - 03                             2.25
-----------------------------------------------
Dec - 03                              2.25
-----------------------------------------------
Mar - 04                              2.25
-----------------------------------------------

(c)

-----------------------------------------------
        DATE               INTEREST COVERAGE
-----------------------------------------------
Sept - 01                             2.75
-----------------------------------------------
Dec - 01                              2.75
-----------------------------------------------
Mar - 02                              3.00
-----------------------------------------------
Jun - 02                              3.00
-----------------------------------------------
Sept - 02                             3.00
-----------------------------------------------
Dec - 02                              3.25
-----------------------------------------------
Mar - 03                              3.25
-----------------------------------------------
Jun - 03                              3.25
-----------------------------------------------
Sept - 03                             3.25
-----------------------------------------------
Dec - 03                              3.25
-----------------------------------------------
Mar - 04                              3.25
-----------------------------------------------

(d)

-----------------------------------------------
        DATE               FIXED CHARGE COVERAGE
-----------------------------------------------
Sept - 01                              1.60
-----------------------------------------------
Dec - 01                               1.60
-----------------------------------------------
Mar - 02                               1.60
-----------------------------------------------
Jun - 02                               1.60
-----------------------------------------------
Sept - 02                              1.60
-----------------------------------------------
Dec - 02                               1.60
-----------------------------------------------
Mar - 03                               1.60
-----------------------------------------------
Jun - 03                               1.60
-----------------------------------------------
Sept - 03                              1.60
-----------------------------------------------
Dec - 03                               1.60
-----------------------------------------------
Mar - 04                               1.60
------------------------------------------------

                                                                 APS - TERM LOAN
                                                                  EXECUTION COPY

                                    ANNEX II

                            DEFAULT COVENANT SCHEDULE
                             (DOLLARS IN THOUSANDS)

(a)

-----------------------------------------------
        DATE               MINIMUM EBITDA (TTM)
-----------------------------------------------
Sept - 01                        $   2,313
-----------------------------------------------
Dec - 01                             4,647
-----------------------------------------------
Mar - 02                             7,050
-----------------------------------------------
Jun - 02                             9,526
-----------------------------------------------
Sept - 02                            9,762
-----------------------------------------------
Dec - 02                            10,055
-----------------------------------------------
Mar - 03                            10,357
-----------------------------------------------
Jun - 03                            10,667
-----------------------------------------------
Sept - 03                           10,667
-----------------------------------------------
Dec - 03                            10,667
-----------------------------------------------
Mar - 04                         $  10,667
-----------------------------------------------


(b)

-----------------------------------------------
                                   TOTAL DEBT
        DATE                        /EBITDA
-----------------------------------------------
Sept - 01                              2.75 x
-----------------------------------------------
Dec - 01                               2.75
-----------------------------------------------
Mar - 02                               2.75
-----------------------------------------------
Jun - 02                               2.75
-----------------------------------------------
Sept - 02                              2.75
-----------------------------------------------
Dec - 02                               2.50
-----------------------------------------------
Mar - 03                               2.50
-----------------------------------------------
Jun - 03                               2.50
-----------------------------------------------
Sept - 03                              2.50
-----------------------------------------------
Dec - 03                               2.50
-----------------------------------------------
Mar - 04                               2.50 x
-----------------------------------------------

(c)

-----------------------------------------------
        DATE               INTEREST COVERAGE
-----------------------------------------------
Sept - 01                             3.50
-----------------------------------------------
Dec - 01                              3.50
-----------------------------------------------
Mar - 02                              3.75
-----------------------------------------------
Jun - 02                              3.75
-----------------------------------------------
Sept - 02                             4.00
-----------------------------------------------
Dec - 02                              4.00
-----------------------------------------------
Mar - 03                              4.25
-----------------------------------------------
Jun - 03                              4.25
-----------------------------------------------
Sept - 03                             4.25
-----------------------------------------------
Dec - 03                              4.25
-----------------------------------------------
Mar - 04                              4.25
-----------------------------------------------

(d)

-----------------------------------------------
                               FIXED CHARGE
        DATE                      COVERAGE
-----------------------------------------------
Sept - 01                              1.30
-----------------------------------------------
Dec - 01                               1.30
-----------------------------------------------
Mar - 02                               1.30
-----------------------------------------------
Jun - 02                               1.30
-----------------------------------------------
Sept - 02                              1.30
-----------------------------------------------
Dec - 02                               1.30
-----------------------------------------------
Mar - 03                               1.30
-----------------------------------------------
Jun - 03                               1.30
-----------------------------------------------
Sept - 03                              1.30
-----------------------------------------------
Dec - 03                               1.30
-----------------------------------------------
Mar - 04                               1.30
-----------------------------------------------

                                                                 APS - TERM LOAN
                                                                  EXECUTION COPY

                                   APPENDIX A

                                       TO

                           REVOLVING CREDIT AGREEMENT
                                     BETWEEN
                              APS HEALTHCARE, INC.
                                       AND
                            CAPITALSOURCE FINANCE LLC

DEFINITIONS

     All references to Sections and Articles of the Agreement in this APPENDIX A shall be references to sections and articles of the Amended and Restated Credit Agreement dated as of July 20, 2001, between APS HEALTHCARE, INC., and CapitalSource Finance LLC, to which this APPENDIX A is attached and into which it is incorporated.

          "ACCOUNTS" shall mean all "accounts" as defined in Section 9-106 of the UCC, including without limitation, (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by chattel paper, documents, or instruments (as defined in the UCC), whether arising out of goods sold or services rendered or from any other transaction (including any obligations that may be characterized as an account or contract right under the UCC), (b) all purchase orders or receipts for goods or services, (c) all rights of any kind to any goods or services represented by any of the foregoing, (d) all monies due or to become due under all purchase orders and contracts for the sale of goods or the performance of services or both or in connection with any other transaction (whether or not yet earned by performance) now or hereafter in existence, including the right to receive the proceeds of said purchase orders and contracts, and (e) all collateral security and guaranties of any kind, now or hereafter in existence, given by any Person with respect to any of the foregoing.

          "ACCOUNT DEBTOR" shall mean any Person who is obligated under an Account.

          "ADDITIONAL DRAW" all mean a borrowing by Borrower under the Term Loan. Any amounts paid by Lender on behalf of Borrower or any Guarantor under any Loan Document shall be an Additional Draw for purposes of this Agreement.

          "AFFILIATE" shall mean, as to any Person, any other Person (a) that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person, (b) who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person, or (iii) of any Person described in clause (a) above with respect to such Person, or (c) which, directly or indirectly through one or more intermediaries, is the beneficial or record owner (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended, as the same is in effect on the date hereof) of five percent (5%) or more of any class of the outstanding voting stock, securities or other equity or ownership interests of such Person. For purposes of this definition, the term "control" (and the correlative terms, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies, whether through ownership of securities or other interests, by contract or otherwise.

          "AMENDED REGISTRATION RIGHTS AGREEMENT" shall mean the Registration Rights Agreement dated as of the date hereof by and between Borrower and CapitalSource Holdings LLC and otherwise in substantially the form of EXHIBIT B hereto, as such may be modified, amended or supplemented from time to time.

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          "AMENDED WARRANT AGREEMENT" shall mean the Amended Warrant Agreement, dated as of the date hereof, between CapitalSource Holdings LLC and Borrower executed in connection herewith, as such may be modified, amended or supplemented from time to time.

          "APPLICABLE RATE" shall mean the interest rates applicable from time to time to Advances under the Agreement.

          "AUTHORIZED OFFICER" shall mean, with respect to Borrower or any other Person, its Chief Executive Officer, President, Chief Financial Officer or any Executive Vice President or such other officer or officers as Borrower may designate to Lender in writing from time to time.

          "BORROWING DATE" shall have the meaning set forth in SECTION 2.5(a)
**.

          "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or other day on which banking institutions in New York are authorized or required by law to close.

          "CAPITAL EXPENDITURES" shall mean, for any Test Period, the sum (without duplication) of all expenditures (whether paid in cash or accrued as liabilities) during the Test Period that are or should be treated as capital expenditures under GAAP.

          "CAPITAL LEASE" shall mean, as to any Person, a lease of any interest in any kind of property or asset, whether real, personal or mixed or tangible or intangible, by that Person as lessee that is, should be or should have been recorded as a "capital lease" on the balance sheet of that Person in accordance with GAAP.

          "CAPITALIZED LEASE OBLIGATIONS" shall mean all obligations of any Person under Capital Leases, in each case, taken at the amount thereof accounted for as a liability in accordance with GAAP.

          "CASH EQUIVALENTS" shall mean (a) securities issued, or directly and fully guaranteed or insured, by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (b) U.S. dollar denominated time deposits, certificates of deposit and bankers' acceptances of (i) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000, or (ii) any bank (or the parent company of such bank) whose short-term commercial paper rating from Standard & Poor's Ratings Services ("S&P") is at least A-2 or the equivalent thereof or from Moody's Investors Service, Inc. ("MOODY'S") is at least P-2 or the equivalent thereof in each case with maturities of not more than six months from the date of acquisition (any bank meeting the qualifications specified in clauses (b)(i) or (ii), an "APPROVED BANK"), (c) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (a), above, entered into with any Approved Bank, (d) commercial paper issued by any Approved Bank or by the parent company of any Approved Bank and commercial paper issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating of at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody's, or guaranteed by any industrial company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody's, as the case may be, and in each case maturing within six months after the date of acquisition and (e) investments in money market funds substantially all of whose assets are comprised of securities of the type described in clauses (a) through (d) above.

          "CHANGE OF CONTROL" shall mean, with respect to Borrower or Guarantor, the occurrence of any of the following (except to the extent specifically permitted or required under this Agreement):

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                                                                 APS - TERM LOAN
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          (a) a merger, consolidation, reorganization, recapitalization or share or interest exchange or sale or transfer or any other transaction (or any series of such transactions) in which the stockholders or interest holders, as the case may be, immediately prior to such transaction (or series of transactions) receive, in exchange for the stock or interests owned by them, cash, property or securities of the resulting or surviving entity or any Affiliate thereof, and, as a result thereof, Persons who, individually or in the aggregate, were holders of the voting stock, securities or equity or ownership interests of Borrower or such Guarantor immediately prior to such transaction (or series of transactions) hold less than 50% of the voting stock, securities or other equity or ownership interests of the resulting or surviving entity or such Affiliate thereof, calculated on a fully diluted basis, except that any Subsidiary of Borrower may merge into Borrower or any Guarantor without causing a Change of Control;

          (b) a sale, transfer or other disposition of all or substantially all of the assets of Borrower or any Guarantor;

          (c) the consummation of any sale of the capitalstock of Borrower of Guarantor in a single or series of related transactions, the gross proceeds of which are in excess of $50 million;

          (d) any Person or group of Persons who as of the Closing Date are not shareholders of Borrower is or becomes the beneficial owner (a Person shall be deemed to have "beneficial ownership" of all shares of voting stock, securities or other equity or ownership interests that any such Person has the right to acquire (whether such right is exercisable immediately or only after the passage of time) directly or indirectly), of more than fifty percent (50%) of the voting stock, securities or other equity or ownership interests of Borrower or such Guarantor; or

          (e) Borrower ceases to directly or indirectly hold 100% of the capital stock, securities and/or other equity or ownership interests of any Guarantor, on a fully diluted basis.

          "CLOSING DATE" shall mean the date as of which this Agreement shall have been executed and delivered by Borrower and Lender and on which all of the conditions precedent set forth in the Agreement shall have been satisfied or, for purposes of establishing the Closing Date, waived.

          "CODE" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder,

          "COLLATERAL" shall mean, collectively, all collateral or security granted to Lender by (a) Borrower pursuant to the Security Agreement, the Stock Pledge Agreement and the other Security Documents, and (b) the Guarantors pursuant to the Subsidiary Security Agreement and the other Security Documents to which any Guarantor is a party.

          "CONTINGENT OBLIGATIONS" shall mean, as to any Person, any obligation of such Person guaranteeing or intending to guaranty any Indebtedness, leases, dividends or other obligations ("PRIMARY OBLIGATIONS") of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent,
(a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or to hold harmless the owner of such primary obligation against loss in respect thereof, PROVIDED, HOWEVER, that the term "Contingent Obligation" shall not include endorsements of instruments for deposit or collection in the ordinary course of business or obligations between or among Borrower and Guarantors. The amount of any Contingent Obligation shall

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                                                                 APS - TERM LOAN
                                                                  EXECUTION COPY

be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonable anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

          "CURRENT ASSETS" shall have the meaning ascribed to such term under GAAP.

          "CURRENT LIABILITIES" shall have the meaning ascribed to such term under GAAP.

          "DEBTOR RELIEF LAW" shall mean the Bankruptcy Code of the United States of America, as amended from time to time, and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

          "DEFAULT" shall mean any event, fact, circumstance or condition that, with the giving of applicable notice or passage of time or both, would constitute or be or result in an Event of Default hereunder.

          "DEPOSIT ACCOUNT" shall mean any bank or other depository account of Borrower or any of its Subsidiaries or any Guarantor.

          "DOLLAR" and the sign "$" shall mean lawful money of the United States of America.

          "EBITDA" shall mean, for any Test Period, the sum, without duplication, of the following for Borrower, on a consolidated basis, each calculated for such Test Period: Net Income determined in accordance with GAAP, PLUS, (a) Interest Expense, (b) taxes on income, whether paid, payable or accrued, (c) depreciation expense, (d) amortization expense, (e) all other non-cash, non-recurring charges and expenses, excluding accruals for cash expenses made in the ordinary course of business, and (f) gain or loss from any sale of assets, other than sales in the ordinary course of business, all of the foregoing determined in accordance with GAAP.

          "ENVIRONMENTAL LAWS" shall mean, collectively, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendment and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, as amended, the Clean Air Act, as amended, the Clean Water Act, as amended, any other "Superfund" or "Superlien" law and all other federal, state and local and foreign environmental, land use, zoning, chemical use, sanitation laws, statutes, ordinances and codes relating to the protection of the environment and/or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Substances, and the rules, regulations, policies, guidelines, interpretations, decisions, orders and directives of Governmental Authorities with respect thereto.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

          "EVENT OF DEFAULT" shall mean the occurrence of any of the events set forth in ARTICLE VIII.

          "EXCESS CASH FLOW" shall mean, for any fiscal year, without duplication, an amount equal to the sum of (i) consolidated net income or loss for the fiscal year, PLUS (ii) depreciation, amortization (including goodwill), accrued non-cash interest and all other non-cash charges deducted from net income, PLUS (iii) an amount equal to the net cash proceeds of the sale, lease, transfer or other disposition of assets by the Borrower during the year to the extent not required to be applied to mandatory prepayments or

                                                                 APS - TERM LOAN
                                                                  EXECUTION COPY

payments on the Loan, PLUS (iv) an amount equal to the net loss reported on the income statement on the sale, lease, transfer or other disposition of assets by the Borrower, PLUS (v) without duplication any tax refunds or credits received by the Borrower during the year, LESS (vi) an amount equal to the permitted capital expenditures of the Borrower for such period, LESS (vii) all scheduled principal payments and optional and mandatory prepayments of principal on indebtedness for borrowed money for the Borrower actually made during the year to the extent permitted, and LESS (vii) an amount equal to the net gain reported on the income statement on the sale, lease, transfer or other disposition of assets by the Borrower during the year.

          "FAIR VALUATION" shall mean, with respect to any Person, the determination of the value of the consolidated assets of such Person on the basis of the amount which may be realized by a willing seller within a reasonable time through collection or sale of such assets at market value on a going concern basis to an interested buyer who is willing to purchase under ordinary selling conditions in an arm's length transaction.

          "FINANCIAL STATEMENTS" shall have the meaning set forth in SECTION 5.11(b).

          "FIXED CHARGE RATIO" shall mean, at any date of determination, the ratio of (a) EBITDA for the Test Period most recently ended before such date (taken as one accounting period), to (b) Fixed Charges for the Test Period most recently ended before such date (taken as one accounting period).

          "FIXED CHARGES" shall mean, on any calculation date, for any Test Period, the sum of the following: (a) Total Debt Service for such period, (b) Capital Expenditures during such period, (c) income taxes paid in cash or accrued as liabilities during such period, (d) dividends paid or declared during such period.

          "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time as applied by nationally recognized accounting firms.

          "GOVERNMENT CONTRACTS" shall mean all contracts with the United States government or with any agency or Governmental Authority thereof, and all amendments, modifications and supplements thereto.

          "GUARANTOR" shall mean, collectively, all Subsidiaries of Borrower, each of which shall execute and deliver a Subsidiary Guaranty and a Subsidiary Security Agreement.

          "GOVERNMENTAL AUTHORITY" shall mean any federal, state, municipal, national, local or other governmental department, commission, board, bureau, agency or instrumentality or political subdivision thereof, or any entity exercising executive, legislative or judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case, whether of the United States, a state, territory or possession of the United States, a foreign governmental entity or country or jurisdiction or the District of Columbia.

          "HAZARDOUS SUBSTANCES" shall mean, without limitation, any flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products, methane, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials as defined in and subject to regulation under any applicable Environmental Law.

          "HISTORICAL FINANCIAL STATEMENTS" shall have the meaning set forth in
SECTION 5.11(a).

                                                                 APS - TERM LOAN
                                                                  EXECUTION COPY

          "INDEBTEDNESS" of any Person shall mean, without duplication, (a) all Indebtedness for Money Borrowed, including all Capitalized Lease Obligations,
(b) the deferred purchase price of assets or services which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person,
(c) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (d) all indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such indebtedness has been assumed or guaranteed, (e) all obligations of such Person to pay a specified purchase price for goods or services whether or not delivered or accepted, I.E., take-or-pay and similar obligations, (f) all net obligations of such Person under Interest Rate Agreements, and (g) all Contingent Obligations of such Person (other than Contingent Obligations arising from the guaranty by such Person of the obligations of Borrower and/or its Subsidiaries to the extent such guaranteed obligations do not constitute Indebtedness), PROVIDED that Indebtedness shall not include trade payables, deferred revenue, taxes or accrued expenses, in each case arising in the ordinary course of business

          "INDEBTEDNESS FOR MONEY BORROWED" shall mean, as applied to any Person and without duplication, all Indebtedness of a Person that is (a) Indebtedness for money borrowed and Indebtedness represented by notes payable and drafts accepted representing extensions of credit, (b) obligations evidenced by bonds, debentures, notes or other similar instruments, including, without limitation, Indebtedness represented by notes payable, drafts accepted, bonds, debentures, or other similar instruments, (c) Indebtedness upon which interest charges are or are customarily paid, (d) Capitalized Lease Obligations, (e) reimbursement obligations with respect to outstanding letters of credit, (f) Indebtedness issued or assumed as full or partial payment for property or services (other than trade payables arising in the ordinary course of business, but only if and so long as such accounts are payable on customary trade terms), whether or not any such notes, drafts or Indebtedness represent Indebtedness for money borrowed, (g) Indebtedness incurred pursuant to purchase money Liens, and (h) guaranties of any of the foregoing. For purposes of this definition, interest and fees which are accrued but not paid on the scheduled due date for such interest and fees shall be deemed Indebtedness for Money Borrowed.

          "INITIAL ADVANCE" shall have the meaning set forth in SECTION 4.1.

          "INTELLECTUAL PROPERTY" shall have the meaning set forth in
SECTION 5.14.

          "INTEREST EXPENSE" shall mean, for any Test Period, total interest expense (including that attributable to Capital Leases in accordance with GAAP) of Borrower and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Borrower and its Subsidiaries including, without limitation, all capitalized interest, but excluding all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Agreements.

          "INTEREST RATE AGREEMENT" shall mean any interest rate swap agreement, any interest rate cap agreement, any interest rate collar agreement or other similar agreement or arrangement designed to hedge the position of Borrower or any of its Subsidiaries with respect to interest rates.

          "INVENTORY" shall mean all of Borrower's and its Subsidiaries' now owned or hereafter acquired Inventory (as defined in Section 9-109(4) of the UCC) and (a) all goods, merchandise and other personal property, wherever located, to be furnished under any contract or held by Borrower or any of its Subsidiaries for sale or lease, (b) all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in Borrower's or any of its Subsidiaries' business or used in selling or furnishing such goods, merchandise and other personal property, and (c) all documents of title or other documents representing any of the foregoing.

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                                                                 APS - TERM LOAN
                                                                  EXECUTION COPY

          "LANDLORD WAIVER AND CONSENT" shall mean a landlord waiver/consent, or other appropriate waiver/consent, in form and substance satisfactory to Lender from the owner/lessor of any premises not owned by Borrower or any of its Subsidiaries or any Guarantor at which any of the Collateral is now or hereafter located for the purpose of perfecting Lender's Liens and securities interests as first priority Liens in, and of providing access to, such Collateral, in each case as such may be modified, amended or supplemented from time to time.

          "LIEN" shall mean any mortgage, pledge, security interest, encumbrance, restriction, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof), or any other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

          "LOAN" or "LOANS" shall mean loans or Advances hereunder.

          "LOAN DOCUMENTS" shall mean, collectively, the Agreement, the Note, the Security Agreement, each Guaranty, each Subsidiary Security Agreement, the Stock Pledge Agreement, the Collateral Patent, Trademark, Copyright and License Assignment, the Lockbox Agreement, the Financing Statements, the Borrowing Certificates, the other Security Documents, the Subordination Agreements, the Landlord Waiver and Consents and all other agreements, documents, instruments and certificates heretofore or hereafter executed or delivered to Lender in connection with this Agreement or the borrowings under this Agreement, as the same may be amended, modified or supplemented from time to time.

          "MATERIAL ADVERSE EFFECT" or "MATERIAL ADVERSE CHANGE" shall mean any event, condition or circumstance or set of events, conditions or circumstances or any change(s) which (a) has had or could reasonably be expected to result in any material adverse effect or change whatsoever upon or in the validity or enforceability of any Loan Document, (b) has been or could reasonably be expected or likely to be material and adverse to any of the Collateral or to the business, operations, prospects, properties, assets, liabilities or condition (financial or otherwise) of Borrower or any Guarantor, either individually or taken as a whole, or (c) has materially impaired or could reasonably be expected to materially impair the ability of Borrower or any Guarantor to perform the Obligations under the Loan Documents.

          "MINIMUM WORKING CAPITAL" shall mean Current Assets, including cash, less Current Liabilities.

          "NET INCOME" shall mean, for any Test Period, the net income (or loss) of Borrower and its Subsidiaries, determined on a consolidated basis, for such period taken as a single accounting period determined in conformity with GAAP, provided that there shall be excluded (a) the income (or loss) of any Person in which any other Person (other than Borrower or any Subsidiary) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Borrower or such Subsidiary by such Person during such period,
(b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Borrower or is merged into or consolidated with Borrower or any Subsidiary of Borrower or that Person's assets are acquired by Borrower or any Subsidiary of Borrower, (c) the income of any Subsidiary of Borrower to the extent that the declaration or payment of dividends or similar distributions of that income by that Subsidiary is not at the time permitted by operation of the terms of the charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (d) compensation expense resulting from the issuance of capital stock, stock options or stock appreciation rights issued to former or current employees, including officers, of Borrower, or the exercise of such options or rights, in each case to the extent the obligation (if any) associated therewith is not expected to be settled by the payment of cash by Borrower or any Affiliate of Borrower, and (e) compensation expense resulting from the repurchase of capital stock, options and rights described in clause (d) of this definition of Net Income.

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                                                                 APS - TERM LOAN
                                                                  EXECUTION COPY

          "NET INTEREST COVERAGE RATIO" shall mean, at any date of determination, the ratio of. (a) EBITDA for the Test Period most recently ended before such date (taken as one accounting period), to (b) Interest Expense for the Test Period most recently ended before such date (taken as one accounting period).

          "NET LEVERAGE RATIO" shall mean, at any date of determination, the ratio of (a) Total Debt on such date, to (b) EBITDA for the Test Period most recently ended before such date (taken as one accounting period).

          "NEW GUARANTY EVENT" shall mean each occurrence of any of the following: (a) the acquisition or creation after the Closing Date of any Subsidiary of Borrower or of any Subsidiary of Borrower, or (b) the continued existence on the thirtieth (30th) calendar day after the Closing Date of any Subsidiary of Borrower or of any Subsidiary of Borrower that is not a Guarantor as of such date.

          "NOTE" shall mean the promissory note of Borrower evidencing the Term Loan, executed and delivered to Lender pursuant hereto, dated as of the date hereof and otherwise substantially in the form of EXHIBIT C hereto, as the same may be modified, amended or supplemented from time to time.

          "OBLIGATIONS" shall mean all present and future obligations, Indebtedness and liabilities of the Borrower or any Guarantor to Lender at any time and from time to time of every kind, nature and description, direct or indirect, secured or unsecured, joint, several, joint and several, absolute or contingent, due or to become due, matured or unmatured, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated, under any of the Loan Documents or otherwise with respect to (a) the borrowings, as evidenced by the Note or (b) all amounts paid or advanced by Lender on behalf of or for the benefit of Borrower or Guarantor for any reason at any time, including in each case obligations of performance as well as obligations of payment and interest that accrue after the commencement of any proceeding under any Debtor Relief Law by or against any such Person.

          "PAYMENT OFFICE" shall mean initially 1133 Connecticut Avenue, N.W., Suite 310, Washington, D.C., and thereafter, such other office of Lender, if any, which it may designate by notice to Borrower to be the Payment Office.

          "PERMITTED INDEBTEDNESS" shall mean Indebtedness of Borrower permitted under SECTION 7.6.

          "PERMITTED DISCRETION" shall mean a determination made in good faith and in the exercise of reasonable (from the perspective of a secured lender) business judgment.

          "PERMITTED LIENS" shall have the meaning set forth in SECTION 7.7.

          "PERSON" shall mean an individual, a partnership, a corporation, a limited liability company, a business trust, a joint stock company, a trust, an unincorporated association, a joint venture, a governmental authority or any other entity of whatever nature.

          "PRIME RATE" shall mean a fluctuating interest rate per annum equal at all times to the rate of interest announced publicly from time to time by Citibank, N.A. as its base rate; PROVIDED, that such rate is not necessarily the best rate offered by it to its customers, and, should Lender be unable to determine such rate, such other indication of the prevailing prime rate of interest as may reasonably be chosen by Lender. Each change in the fluctuating interest rate hereunder shall take effect simultaneously with the corresponding change in the Prime Rate.

          "PRO FORMA FINANCIAL STATEMENTS" shall have the meaning set forth in
SECTION 5.11(b).

                                                                 APS - TERM LOAN
                                                                  EXECUTION COPY

          "PUERTO RICO COLLATERAL" shall mean all assets owned by APS Healthcare Puerto Rico, Inc.

          "RECEIPT" shall have the meaning set forth in SECTION 12.6.

          "RECEIVABLES" shall mean Accounts, contract rights, Instruments, Documents (as defined in Section 9-105 of the UCC), Chattel Paper (as defined in
Section 9-105 of the UCC), General Intangibles (as defined in Section 9-106 of the UCC) relating to accounts, drafts and acceptances, and all other forms of obligations owing to Borrower, its Subsidiaries or any Guarantor arising out of or in connection with the performance of services, or sale or lease of any Inventory or other assets or property, and all guarantees and other security therefor, whether secured or unsecured, now existing or hereafter created, and whether or not specifically pledged or assigned to Lender hereunder or under any of the other Loan Documents.

          "REQUIRED NEW GUARANTOR" shall mean each and every Subsidiary of Borrower that (a) becomes a Subsidiary of Borrower after the Closing Date, or
(b) continues in existence as a Subsidiary of Borrower on the thirtieth (30th) calendar day after the Closing Date and that is not a Guarantor as of such date.

          "SECURITY AGREEMENT" shall mean the Security Agreement executed by Borrower in favor of Lender, dated as of the date hereof and otherwise in substantially the form of EXHIBIT D hereto, as such may be modified, amended or supplemented from time to time.

          "SECURITY DOCUMENTS" shall mean the Security Agreement, Stock Pledge Agreement, Subsidiary Security Agreements, APS Healthcare Security Agreement, Collateral Patent, Trademark, Copyright and License Assignment, financing statements, financing statements filed in connection with the original Credit Agreement dated as of December 23, 1998, being amended herewith, APS Healthcare Stock Pledge Agreements, Subsidiary Stock Pledge Agreements and all other documents or instruments necessary to create or perfect the security interests created in connection herewith, as such may be modified, amended or supplemented from time to time.

          "SECURITY INTEREST" or "SECURITY INTEREST" shall mean any interest in property which secures payment or performance of an obligation.

          "SOLVENCY CERTIFICATE" shall have the meaning set forth in SECTION 4.1(g).

          "STOCK PLEDGE AGREEMENT" shall mean that certain [Stock] Pledge Agreement by and between Borrower and Lender, as of even date herewith and executed in connection herewith and otherwise in substantially the form of EXHIBIT E hereto, as such may be modified, amended or supplemented from time to time.

          "SUBORDINATION AGREEMENT" shall mean the Subordination Agreement which Lender and junior lenders of Borrower are a party.

          "SUBSIDIARY" shall mean, (a) as to Borrower, any corporation or other entity in which more than fifty percent (50%) of all equity or other ownership interests is owned directly or indirectly by Borrower and/or by one or more of Borrower's Subsidiaries, and (b) as to any other Person, any corporation or other entity in which more than fifty percent (50%) of all equity or other ownership interests is owned directly or indirectly by such Person and/or by one or more of such Person's Subsidiaries.

                                                                 APS - TERM LOAN
                                                                  EXECUTION COPY

          "SUBSIDIARY GUARANTY" shall mean collectively the Subsidiary Guaranties executed by each Guarantor in favor of Lender, dated as of the date hereof, and to be executed by each Required New Guarantor in favor of Lender upon the occurrence of any New Guaranty Event, and otherwise in substantially the form of EXHIBIT F hereto, as such may be modified, amended or supplemented from time to time.

          "SUBSIDIARY SECURITY AGREEMENT" shall mean, collectively, the Security Agreements executed by each Guarantor in favor of Lender, dated as of the date hereof, and to be executed by each Required New Guarantor, and otherwise in substantially the form of EXHIBIT G hereto, as such may be modified, amended or supplemented from time to time.

          "SUBSIDIARY STOCK PLEDGE AGREEMENT" shall mean, collectively, the Stock Pledge Agreements executed by Subsidiary Guarantors in connection herewith, in substantially the form attached hereto as EXHIBIT H, as such may be modified, amended, supplemented from time to time.

          "TEST PERIOD" shall mean the four most recent consecutive fiscal quarters of Borrower then ended (taken as one accounting period), or such other period as specified in ARTICLE VII.

          "TERM" shall mean the period commencing on the Closing Date and ending three (3) years thereafter (I.E., the third anniversary of such date).

          "TOTAL DEBT" shall mean, at any date of determination, the total Indebtedness of Borrower on such date less cash and Cash Equivalents held by Borrower on such date, all determined on a consolidated basis.

          "TOTAL DEBT SERVICE" shall mean with respect to any period, the sum of
(a) scheduled or other required payments of principal on Indebtedness for such period, and (b) Interest Expense for such period.

          "TRANSFEREE" shall have the meaning set forth in SECTION 12.3(b).

          "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time.

          "WARRANT" and "AMENDED AND RESTATED WARRANT" shall mean that warrant executed by Borrower and delivered to Lender in connection herewith.

                                                                       Exhibit B

                         WARRANTHOLDERS RIGHTS AGREEMENT

                  WARRANTHOLDERS RIGHTS AGREEMENT dated as of December 23, 1998, among AMERICAN PSYCH SYSTEMS HOLDINGS, INC., a Delaware corporation (together with its successors, the "Company"), the persons identified on the signature pages hereto as the Investors (the "Investors"), and NATIONSCREDIT COMMERCIAL CORPORATION ("NationsCredit") (the Investors, together with any holder of Conversion Shares (as defined herein) and such other stockholders of the Company as may, from time to time, become parties to this Agreement in accordance with the provisions hereof, the "Stockholders"; and NationsCredit and such other warrantholders of the Company as may, from time to time, become parties to this Agreement in accordance with the provisions hereof, the "Warrantholders").

                  WHEREAS, on the date hereof, the Investors and the Additional Stockholders are each the beneficial owners of the shares of stock of the Company listed by their names on the signature pages hereto, and NationsCredit has purchased and is the beneficial owner of the Warrants (as defined herein) to purchase up to 1,853,848 shares of the Company's Non-Voting Common Stock; and

                  WHEREAS, the Company and each Stockholder (other than the holders of the Conversion Shares) wish to provide to the Warrantholders and the holders of the Conversion Shares the rights described herein;

                  NOW THEREFORE the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.1 DEFINITIONS. Unless otherwise defined herein, the following terms used in this Agreement shall have the meanings specified below.

                  "Affiliate" means, with respect to any Person, any of (i) a director or executive officer of such Person, (ii) a spouse, parent, sibling or descendant of such Person (or a spouse, parent, sibling or descendant of any director or executive officer of such Person) and (iii) any other Person that, directly or indirectly, controls, or is controlled by or is under common control with such Person. For the purpose of this definition, "control" (including the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by contract or agency or otherwise.

                  "BHC Act" means the Bank Holding Company Act of 1956, as amended.

                  "Borrower" means Psych Systems Holdings, Inc., a Delaware Corporation.

                  "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

                  "Common Stock" means the Voting Common Stock or the Non-Voting Common Stock, or both, as the context may require.

                  "Conversion Shares" means (i) any shares of Non-Voting Common Stock or other securities issued upon the exercise of any Warrants and (ii) any securities issued with respect to any of such shares or other securities referred to in clause (i) upon the conversion thereof into other securities (including Voting Common Stock) or by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise; PROVIDED that any of such securities shall cease to be Conversion Shares when such securities shall have (x) been disposed of pursuant to a Public Sale or (y) ceased to be outstanding.

                  "Credit Agreement" means the Credit Agreement dated as of December 23, 1998, among the Company, the Borrower, the lenders named therein and NationsCredit, as Agent, as amended from time to time.

                  "Exchange Act" means the Securities Exchange Act of 1934, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such successor Federal statute.

                  "Initial Public Offering" means the first registration of an offering of shares of Common Stock under the Securities Act which becomes effective (other than by a registration on Form S-4 or S-8 or any successor or similar forms).

                  "Initiating Holders" has the meaning set forth in Section 3.1 hereof.

                  "Non-Voting Common Stock" means the Class B common stock, par value $.001 per share, of the Company.

                  "Other Shares" has the meaning set forth in Section 3.1.

                  "Person" means a corporation, an association, a partnership, a limited liability company, an organization, a business, an individual, a trust, a government or a subdivision thereof or a governmental agency.

                  "Public Sale" means any sale of Common Stock to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (or any successor provision then in effect) adopted under the Securities Act.

                  "Registrable Securities" means any Conversion Shares until the date (if any) on which such Conversion Shares shall have been transferred or exchanged and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force.

                  "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Sections 3.1 through 3.5 hereof, including (i) all registration, filing and NASD fees, (ii) all fees and expenses of complying with securities or blue sky laws, (iii) all word processing, duplicating and printing expenses, (iv) all messenger and delivery expenses, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance,
(vi) the fees and disbursements of any one counsel and any one accountant retained by the holder or holders of more than 50% of the Registrable Securities being registered (or, in the case of any registration effected pursuant to Section 3.1, as the Initiating Holders shall have selected to represent all holders of the Registrable Securities being registered), (vii) premiums and other costs of policies of insurance (if any) against liabilities arising out of the public offering of the Registrable Securities being registered if the Company desires such insurance and (viii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but not including underwriting discounts and commissions and transfer taxes, if any, PROVIDED that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include (i) salaries of the Company personnel or general overhead expenses of the Company, (ii) auditing fees, (iii) premiums or other expenses relating to liability insurance required by underwriters of the Company or (iv) other expenses for the preparation of financial statements or other data, to the extent that any of the foregoing either is normally prepared by the Company in the ordinary course of its business or would have been incurred by the Company had no public offering taken place.

                  "Regulation Y Holder" means any Warrant Securityholder that is a bank holding company within the meaning of the BHC Act, or a subsidiary thereof subject to Regulation Y under the BHC Act.

                  "Regulatory Change" means, with respect to any Regulation Y Holder, (i) any change on or after the date hereof in United States federal or state or foreign laws or regulations (including the BHC Act and Regulation Y thereunder); (ii) the adoption on or after the date hereof of any interpretation or ruling applying to such Regulation Y Holder, individually or as a member of a class, under any United States federal or state or foreign laws or regulations by any court or governmental or regulatory authority charged with the interpretation or administration thereof; or (iii) the modification on or after the date hereof of any agreement or commitment with any such governmental or regulatory authority that is applicable to or binding upon such Regulation Y Holder.

                  "Restricted Securities" means the Warrants, the Conversion Shares and any securities obtained upon exchange for or upon conversion or transfer of or as a distribution on Warrants, the Conversion Shares or any such securities; PROVIDED that particular securities shall cease to be Restricted Securities when such securities shall have (x) been disposed of pursuant to a Public Sale, (y) been otherwise transferred or exchanged and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force or (z) ceased to be outstanding. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the issuer thereof or its transfer agent, without expense (other than transfer taxes, if any), new securities of like tenor not bearing a legend of the character set forth in Section 2.2.

                  "Securities Act" means the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal statute.

                  "Stockholder" has the meaning set forth in the introductory paragraph.

                  "Voting Common Stock" means the Class A common stock, par value $.001 per share, of the Company.

                  "Warrant Securityholder" means at any time any Warrantholder or any holder of Conversion Shares.

                  "Warrantholders" has the meaning set forth in the introductory paragraph (and for purposes of Section 2.8 shall include any Person that held Warrants that were redeemed pursuant to Section 5.3 of the Warrants).

                  "Warrants" means the Warrant or Warrants originally issued to NationsCredit, as such Warrants may be transferred or otherwise assigned, but only to the extent not theretofore exercised, redeemed or expired in accordance with their respective terms.

                  All references herein to "days" shall mean calendar days unless otherwise specified.

                                   ARTICLE II

                               TRANSFER OF SHARES;
                       PAYMENTS TO WARRANT SECURITYHOLDERS

                  SECTION 2.1 GENERAL. Except as otherwise provided in this Agreement or by law, each Stockholder may transfer its shares of Common Stock at any time to any Person.

                  SECTION 2.2 RESTRICTIONS ON TRANSFER; LEGEND ON CERTIFICATES.
(a) Except as otherwise provided in this Agreement, Restricted Securities shall not be transferable except (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to Rule 144 or 144A (or any successor provisions) under the Securities Act or (iii) pursuant to a transaction that is otherwise exempt from the registration requirements of the Securities Act.

                  (b) Unless otherwise expressly provided herein, each certificate for Restricted Securities and each certificate issued in exchange for or upon transfer of any thereof shall be stamped or otherwise imprinted with a legend in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO AND HAVE THE BENEFIT OF A WARRANTHOLDERS RIGHTS AGREEMENT DATED AS OF DECEMBER 23, 1998, AMONG AMERICAN PSYCH SYSTEMS, INC. AND THE STOCKHOLDERS AND WARRANTHOLDERS PARTIES THERETO, COPIES OF WHICH ARE ON FILE WITH AMERICAN PSYCH SYSTEMS HOLDINGS, INC.

                  (c) Any other provision of this Agreement to the contrary notwithstanding, no transfer of any Restricted Securities other than pursuant to a Public Sale may be made to any Person unless such Person shall have agreed in writing that such Person, as a holder of Restricted Securities, and the Restricted Securities it acquires shall be bound by and be entitled to the benefits of all the provisions of this Agreement applicable to such Restricted Securities (and upon such agreement such Person shall be entitled to such benefits). Any purported transfer of Restricted Securities without compliance with the applicable provisions of this Agreement shall be void and of no effect, and the purported transferee shall have no rights as a Warrantholder or Stockholder (as applicable) or under this Agreement. In the event of such non-complying transfer, the Company shall not transfer any such Restricted Securities on its books or recognize the purported transferee as a shareholder or warrantholder, as the case may be, for any purpose, until all applicable provisions of this Agreement have been complied with.

                  SECTION 2.3 PERMITTED TRANSFERS. The restrictions on transfer provided in Section 2.2(a) shall not be applicable to (i) any transfer in compliance with federal and all applicable state securities laws to an Affiliate of the holder of Restricted Securities, from an Affiliate of such holder to such holder or between Affiliates of such holder (if any such Affiliate to whom shares of Restricted Securities have been transferred by a holder thereof ceases to be an Affiliate of such holder of Restricted Securities, such Restricted Securities shall immediately be transferred back to the transferor thereof),
(ii) any transfer upon the death of any holder of Restricted Securities to such holder's executors, administrators or testamentary trustees or (iii) any transfer to a trust the beneficiaries of which include only the holder of such Restricted Securities or such holder's spouse, parents, siblings or descendants (any transferee referred to in (i), (ii) or (iii) above being referred to herein as a "Permitted Transferee"); PROVIDED that no such transfer shall be made to any Permitted Transferee unless such Permitted Transferee shall have agreed in writing that such Permitted Transferee, as a Stockholder or Warrantholder (as the case may be), and the shares of Common Stock or Warrants it acquires shall be bound by and be entitled to the benefits of all the provisions of this Agreement applicable to Common Stock or Warrants (as the case may be), and upon such agreement such Permitted Transferee shall be entitled to such benefits.

                  SECTION 2.4 TAG-ALONG RIGHTS. If any Stockholder or any of its Affiliates (any such Person for purposes of this Section 2.4, the "Transferor") wishes to transfer its shares of Common Stock or any portion thereof to any Person (the "Transferee"), the Transferor shall first give to the Company and each Warrant Securityholder (pursuant to a list provided by the Company) a written notice (a "Transfer Notice"), executed by it and the Transferee and containing (i) the number of shares of Common Stock that the Transferee proposes to acquire from the Transferor, (ii) the name and address of the Transferee,
(iii) the proposed purchase price, terms of payment and other material terms and conditions of such proposed transfer, (iv) an estimate, in the Transferor's reasonable judgment, of the fair market value of any non-cash consideration offered by the Transferee and (v) an offer by the Transferee or Transferor to purchase, upon the purchase by the Transferee of any shares of Common Stock owned by the Transferor and for the same per share consideration, that number of Conversion Shares (or if such number is not an integral number, the next integral number which is greater than such number) of each Warrant Securityholder which shall be the product of (x) the aggregate number of Conversion Shares either then owned, or issuable upon exercise of

Warrants then owned, by such Warrant Securityholder and (y) a fraction, the numerator of which shall be the number of shares of Common Stock indicated in the Transfer Notice as subject to purchase by the Transferee and the denominator of which shall be the sum of (A) the total number of shares of Common Stock then owned by the Transferor and its Affiliates plus (B) the total number of Conversion Shares either then owned, or issuable upon exercise of Warrants then owned, by each Warrant Securityholder. Each Warrant Securityholder shall have the right, for a period of 20 days after the Transfer Notice is given, to accept such offer in whole or in part, exercisable by delivering a written notice to the Transferor and the Company within such 20-day period, stating therein the number of shares of Common Stock (which may be the number of shares set forth in the offer by the Transferor or Transferee, as the case may be, or a portion thereof) to be sold by such Warrant Securityholder to the Transferor or Transferee, as the case may be. Prior to the earlier of (x) the end of such 20-day period or (y) the acceptance or rejection by each Warrant Securityholder of the Transferee's or Transferor's offer, as the case may be, neither the Transferor nor its Affiliates will complete any sale of shares of Common Stock to the Transferee. Thereafter, for a period of 60 days after the prohibition under the preceding sentence shall have terminated, the Transferor may sell to the Transferee for the consideration stated and on the terms set forth in the Transfer Notice the shares of Common Stock stated in the Transfer Notice as subject to purchase by the Transferee, PROVIDED that the Transferor or Transferee, as the case may be, shall simultaneously purchase the number of shares of Common Stock as calculated above from those Warrant Securityholders who have accepted the Transferor's or Transferee's offer, as the case may be. The provisions of this Section 2.4 shall not apply to transfers between the Transferor and any of its Affiliates or between Affiliates of the Transferor.

                  SECTION 2.5 [RESERVED]

                  SECTION 2.6. RESTRICTIONS ON TRANSFER BY REGULATION Y HOLDERS.
(a) No Regulation Y Holder may transfer any Warrant or any Conversion Shares; PROVIDED that such Regulation Y Holder may transfer such Warrant or Conversion Shares (i) to the Company, (ii) to the public in an offering registered under the Securities Act, (iii) in a transaction pursuant to Rule 144 or Rule 144A (or any successor provisions) under the Securities Act or otherwise exempt from the registration requirements of the Securities Act in which no single purchaser receives an interest (treating any such Warrant as exercised and any Non-Voting Common Stock as converted to Voting Common Stock) equivalent to more than two percent of the outstanding Voting Common Stock or (iv) in a single transaction to a third party who acquires at least a majority of the Voting Common Stock without regard to the transfer of such Warrant or Conversion Shares. In the event of a Regulatory Change, the effect of which is to permit such Regulation Y Holder to transfer such Warrant or Conversion Shares in any other manner, the foregoing PROVISO shall be deemed modified to permit a transfer of such Warrant or Conversion Shares in such other manner.

                  (b) Nothing in Section 2.4 of this Agreement shall require any Regulation Y Holder to make a transfer of Warrants or Conversion Shares in a manner not permitted by Section 2.6(a) (an "Impermissible Transfer"). If Section 2.4 of this Agreement would otherwise require any Regulation Y Holder to make an Impermissible Transfer as a condition precedent to making a transfer of Warrants or Conversion Shares in a manner permitted by Section 2.6(a) (a "Permissible Transfer"), then such Regulation Y Holder shall not be required to make such Impermissible Transfer as a condition precedent to making such Permissible Transfer.

                   SECTION 2.7 ADJUSTMENT EVENT FEE. If (a) any Adjustment Event shall occur within twelve months after the Optional Redemption Date and (b) the Consideration Per Share for such Adjustment Event is greater than the Redemption Price Per Share then, immediately upon the occurrence of such Adjustment Event, the Company shall pay to each Warrant Securityholder an amount equal to the product of (x) the number of shares of Non-Voting Common Stock issuable upon exercise of the Warrants of such Warrant Securityholder that were redeemed and
(y) the difference between the Consideration Per Share for such Adjustment Event and the Redemption Price Per Share paid to such Warrant Securityholder.

                  "Adjustment Event" means:

                  (a) the completion of an Initial Public Offering by the Company; or

                  (b) 25% or more of the:

                  (i) Common Stock on a Fully Diluted Basis (as defined in the Warrants) on an aggregate basis is sold, exchanged, transferred or otherwise disposed of by the Company or any stockholder of the Company (as part of a single sale or a series of sales) to any Person or group or Persons other than an Affiliate of the Company or such stockholder, as the case may be; or

                  (ii) capital stock of the Company issued and outstanding on the Optional Redemption Date is sold, exchanged, transferred or otherwise disposed of by the Company (as part of a single sale or a series of sales) to any Person or group of Persons other than an Affiliate of the Company or such stockholder, as the case may be; or

                  (iii) assets of the Company and its Subsidiaries on a consolidated basis are, directly or indirectly, sold, exchanged, leased, transferred or otherwise disposed of as an entirety or substantially as an entirety (in one transaction or a series of transactions) to any Person or group of Persons other than any Affiliate of the Company.

                  "Consideration Per Share" means:

                  (i) in the case of any Adjustment Event described in clause
(a) or (b)(i) of the definition of Adjustment Event, the highest consideration per share (if any) received by the Company or any stockholder of the Company from the sale, exchange, transfer or other disposition by it of Common Stock in connection with such Adjustment Event; and

                  (ii) in the case of any other Adjustment Event, the highest consideration per share of Common Stock that would be received by any stockholder of the Company upon the disposition of all or substantially all of the Common Stock or of the assets of the Company (determined by reference to all of the consideration received by the stockholders of the Company (as stockholders) for that portion actually disposed of in connection with such Adjustment Event, or which would be received by such shareholders if the Company were liquidated immediately following receipt of the consideration received by the Company in connection with such Adjustment Event), in each case net of underwriting commissions and other appropriate costs and expenses deducted from such consideration.

                  "Optional Redemption Date" means the date of any redemption of the Warrants pursuant to Section 5.3 of the Warrants.

                  "Redemption Price Per Share" means the Optional Redemption Price (as defined in the Warrants) which was paid to the Warrant Securityholders pursuant to Section 5.3 of the Warrants (determined on a per share basis by reference to the number of shares of Non-Voting Common Stock issuable upon exercise of the Warrants that were redeemed) plus interest thereon from the Optional Redemption Date to the date of the relevant Adjustment Event referred to in clause (a) or (b) of Section 2.7 at a rate per annum announced by Bank of America, N.A. from time to time as its prime rate (calculated on the basis of a 360-day year for the actual number of days elapsed).

                  SECTION 2.8 NO INCONSISTENT AGREEMENTS. The Company has not entered into and will not enter into any registration rights agreement or similar arrangements the performance by the Company of the terms of which would in any manner conflict with, restrict or be inconsistent with the performance by the Company of its obligations under this Agreement.

                                   ARTICLE III

                               REGISTRATION RIGHTS

                  SECTION 3.1 REGISTRATION ON REQUEST. (a) At any time or from time to time after the date of consummation of an Initial Public Offering, upon the written request of the holder or holders of a majority of all outstanding Conversion Shares and Warrants (such majority determined, for purposes of this Section 3.1, by calculating the number of Conversion Shares for which such Warrants are then exercisable) (the "Initiating Holders"), requesting that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all holders of Warrants and Registrable Securities, and thereupon the Company will use its best efforts to effect the registration under the Securities Act of:

                  (i) the Registrable Securities which the Company has been so requested to register by such Initiating Holders for disposition in accordance with the intended method of disposition stated in such request;

                  (ii) all other Registrable Securities the holders of which shall have made a written request to the Company for registration thereof within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities); and

                  (iii) all shares of Common Stock which the Company may elect to register in connection with the offering of Registrable Securities pursuant to this Section 3.1, whether for its own account or for the account of a holder of Common Stock, all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the additional shares of Common Stock, if any, to be so registered, PROVIDED that the Warrant Securityholders as a class shall be entitled to not more than two registrations upon request pursuant to this Section 3.1.

                  (b) Registrations under this Section 3.1 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such registration. The Company agrees to include in any such registration statement all information which holders of Registrable Securities being registered shall reasonably request.

                  (c) The Company will pay all Registration Expenses in connection with one registration requested pursuant to this Section 3.1, PROVIDED that, in addition, the

Company shall pay all Registration Expenses in connection with any registration upon request pursuant to which less than 50% of the Registrable Shares requested to be registered by such Initiating Holders are registered, but no such registration shall be counted as a requested registration for purposes of this
Section 3.1. The Registration Expenses (and underwriting discounts and commissions and transfer taxes, if any, allocable to the Registrable Shares requested to be registered by the Initiating Holders) in connection with each other registration requested under this Section 3.1 shall be paid for by the Initiating Holders requesting such registration.

                  (d) A registration requested pursuant to this Section 3.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective; PROVIDED that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed by the Initiating Holders (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) shall be deemed to have been effected by the Company at the request of the Initiating Holders unless the Initiating Holders shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, other than by reason of some act or omission by any Warrantholder or Warrant Securityholder, or (iii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by any Warrantholder or Warrant Securityholder.

                  (e) If a requested registration pursuant to this Section 3.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the holders of at least a majority (by a number of shares) of the Registrable Securities as to which registration has been requested and shall be reasonably acceptable to the Company.

                  (f) If a requested registration pursuant to this Section 3.1 involves an underwritten offering, and the managing underwriter shall advise the Company (with a copy of any such notice to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration (including securities proposed to be sold for the account of the Company) exceeds the number which can be sold in such offering within a price range acceptable to the Initiating Holders, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first, Registrable Securities requested to be included in such registration by the holder or holders of Registrable Securities, PRO RATA among such holders requesting such registration on the basis of the number of such securities requested to be included by such holders, (ii) second, all shares proposed to be included by the Company in such registration and (iii) third, all shares other than Registrable Shares (any such shares with respect to any registration, "Other Shares") requested to be included in such registration by the holder or holders thereof.

                  SECTION 3.2 INCIDENTAL REGISTRATION. (a) If the Company at any time proposes to register any of its securities under the Securities Act (other than (x) by a registration on Form S-4 or S-8 or any successor or similar forms or (y) pursuant to Section 3.1) whether for its own account or for the account of the holder or holders of any Other Shares, it will each such time give prompt written notice to all Warrant Securityholders of its intention to do so and of such holders' rights under this Section 3.2. Upon the written request of any such holder made within 20 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register; PROVIDED that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Warrant Securityholder or Warrant Securityholders entitled to do so to request that such registration be effected as a registration under Section 3.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section
3.2 shall relieve the Company of its obligation to effect any registration upon request under Section 3.1, nor shall any such registration hereunder be deemed to have been effected pursuant to Section 3.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities pursuant to this Section 3.2.

                  (b) If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 3.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in this Section 3.2, use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters, PROVIDED that if the managing underwriter of such underwritten offering shall inform the Company and holders of the Registrable Securities requesting such registration and all other holders of any Other Shares of Common Stock which shall have exercised, in respect of such underwritten offering, registration rights comparable to the rights under this Section 3.2 by letter of its belief that inclusion in such distribution of all or a specified number of such securities proposed to be distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such letter to state the basis of such belief and the approximate number of such Registrable Securities and such Other Shares proposed so to be registered which may be distributed without such effect), then the Company will, upon written notice to all holders of such Registrable Securities and holders of such Other Shares include in such registration: FIRST, all securities proposed to be sold by the Company for its own account and, if applicable, all securities proposed to be sold by such holders other than the Warrant Securityholders for which registration is made, in accordance with the agreement between the Company and such holders; SECOND, the Registrable Securities requested to be included in such registration by Warrant Securityholders pursuant to this SECTION 3.2 and the Registrable Securities (as such term is defined in that certain Registration Rights Agreement, dated as of September 26, 1997, as amended among the Company and the holders of the Registrable Securities referred to therein) requested to be included in such registration, pro rated, based on the number of such Registrable Securities (as defined herein) and Other Shares the registration of which shall have been requested by each holder thereof; THIRD, all other securities being registered pursuant to the exercise of contractual rights comparable to those granted in this SECTION 3.2, pro rated based on the number of such shares the registration of which shall have been requested by each holder thereof; and FOURTH, all other securities requested to be included in such registration.

                  SECTION 3.3 REGISTRATION PROCEDURES. (a) If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 3.1 and 3.2, the Company shall, as expeditiously as possible:

                  (i) prepare and (within 60 days after the end of the period within which requests for registration may be given to the Company or in any event as soon thereafter as possible; PROVIDED that, in the case of a registration pursuant to Section 3.1, such filing to be made within 60 days after the initial request of an Initiating Holder of Registrable Securities or in any event as soon thereafter as possible) file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act) and thereafter use its best efforts to cause such registration statement to become and remain effective; PROVIDED FURTHER that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto; PROVIDED FURTHER that before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected by the holders of Registrable Securities which are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

                  (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of (x) in the case of a registration pursuant to
         Section 3.1, the expiration of 120 days after such registration statement becomes effective, or (y) in the case of a registration pursuant to Section 3.2, the expiration of 90 days after such registration statement becomes effective;

                  (iii) furnish to each seller of Registrable Securities covered by such registration statement and each underwriter, if any, of the securities being sold by such seller such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

                  (iv) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under blue sky or similar laws of such jurisdictions as any seller thereof and any underwriter of the securities being sold by such seller shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller and underwriter to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                  (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                  (vi) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller and the underwriters, if any, of

                           (x) an opinion of counsel for the Company, dated the
                  effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

                           (y) a "comfort" letter, dated the effective date of
                  such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

                  (vii) notify the holders of Registrable Securities and the managing underwriter or underwriters, if any, promptly and confirm such advice in writing promptly thereafter:

                           (A) when the registration statement, the prospectus
                  or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

                           (B) of any request by the Commission for amendments
                  or supplements to the registration statement or the prospectus or for additional information;

                           (C) of the issuance by the Commission of any stop
                  order suspending the effectiveness of the registration or the initiation of any proceedings by any Person for that purpose; and

                           (D) of the receipt by the Company of any notification
                  with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

                  (viii) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon the Company's discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller promptly prepare and furnish to such seller and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (ix) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

                  (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                  (xi) make available for inspection by a representative of the holders of Registrable Securities participating in the offering, any underwriter participating in any disposition pursuant to the registration and any attorney or accountant retained by such selling holders or underwriter (each, an "Inspector"), all financial and other records, pertinent corporate documents and properties of the Company (the "Records"), and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration; PROVIDED that the Company shall not be required to comply with this subdivision (xi) if there is a reasonable likelihood, in the judgment of the Company, that such delivery could result in the loss of any attorney-client privilege related thereto; and PROVIDED FURTHER that Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (other than to any holder of Registrable Securities participating in the offering) unless (x) such Records have become generally available to the public or (y) the disclosure of such Records may be necessary or appropriate (A) to comply with any law, rule, regulation or order applicable to any such Inspectors or holder of Registrable Securities,
         (B) in response to any subpoena or other legal process or (C) in connection with any litigation to which such Inspectors or any holder of Registrable Securities is a party (PROVIDED that the Company is provided with reasonable notice of such proposed disclosure and a reasonable opportunity to seek a protective order or other appropriate remedy with respect to such Records);

                  (xii) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such Registration Statement;

                  (xiii) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Common Stock is then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD; and

                  (xiv) use its best efforts to provide a CUSIP number for the Registrable Securities, not later than the effective date of the registration.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing for purposes of preparing the relevant registration statement and amendments and supplements thereto.

                  (b) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision
(viii) of Section 3.3(a), such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision
(viii) of Section 3.3(a). In the event the Company shall give any such notice, the periods specified in subdivision (ii) of Section 3.3(a) shall be extended by the length of the period from and including the date when each seller of any Registrable Securities covered by such registration statement shall have received such notice to the date on which each such seller has received the copies of the supplemented or amended prospectus contemplated by subdivision
(viii) of Section 3.3(a).

                  (c) If any such registration or comparable statement refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of the Company, then such holder shall have the right to require, in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder.

                  SECTION 3.4 UNDERWRITTEN OFFERINGS. (a) If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 3.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to the Company, each such holder and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of such type, including, without limitation, indemnities to the effect and to the extent provided in Section 3.5. The holders of the Registrable Securities will cooperate with the Company in the negotiation of the underwriting agreement.

                  (b) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any equity securities of the Company, during the ten days prior to and the 90 days after the effective date of any underwritten registration pursuant to Section 3.1 or 3.2 has become effective, except as part of such underwritten registration, whether or not such holder participates in such registration, and except as otherwise permitted by the managing underwriter of such underwriting (if any). Each holder of Registrable Securities agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce this Section 3.4(b).

                  (c) The Company agrees (x) not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the ten days prior to and the 90 days after the effective date of any registration pursuant to Section 3.1 or 3.2 has become effective, except (i) as part of such registration, (ii) pursuant to registrations on Form S-4 or S-8 or any successor or similar forms thereto or (iii) as otherwise permitted by the managing underwriter of such offering (if any), and (y) to use all reasonable efforts to cause each holder of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities, in each case purchased from the Company at any time after the date of this Agreement (other than in a public offering) to agree not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of such securities during such period except as part of such underwritten registration; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution.

                  (d) No Person may participate in any underwritten offering hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Person or a majority of the Persons entitled to approve such arrangements and (ii) completes and executes all agreements, questionnaires, indemnities and other documents

(other than powers of attorney) required under the terms of such underwriting arrangements.

                  SECTION 3.5 INDEMNIFICATION. (a) The Company agrees to indemnify and hold harmless each holder of Registrable Securities whose Registrable Securities are covered by any registration statement, its directors and officers and each other Person, if any, who controls such holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which any such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse each such indemnified party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; PROVIDED that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder specifically for use in the preparation thereof. In addition, the Company shall indemnify any underwriter of such offering and each other Person, if any, who controls any such underwriter within the meaning of the Securities Act in substantially the same manner and to substantially the same extent as the indemnity herein provided to each Indemnified Party. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder.

                  (b) Each prospective seller of Registrable Securities hereunder shall indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 3.5) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereof, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller. The amount payable by any prospective seller of a Registrable Security with respect to the indemnification set forth in this subsection (b) in connection with any offering of securities will not exceed the amount of net proceeds received by such prospective seller pursuant to such offering.

                  (c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 3.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 3.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

                  (d) If the indemnification provided for in the preceding subdivisions of this Section 3.5 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the holder or underwriter, as the case may be, on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchaser bear to the gain realized by the selling holder or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the holder or by the underwriter and parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the proviso contained in the first sentence of subdivision (a) of this Section 3.5, and in no event shall the obligation of any indemnifying party to contribute under this subdivision (d) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subdivisions (a) or
(b) of this Section 3.5 had been available under the circumstances.

                  The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this subdivision (d) were determined by PRO RATA allocation (even if the holders and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph and subdivision (c) of this
Section 3.5. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

                  Notwithstanding the provisions of this subdivision (d), no holder of Registrable Securities or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder, the net proceeds received by such holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  SECTION 3.6 RULE 144; RULE 144A. (a) If the Company shall have filed a registration statement pursuant to Section 12 of the Exchange Act or a registration statement pursuant to the Securities Act, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

                  (b) The Company represents and warrants that as of the date hereof, the Common Stock is not, and is not part of a class of securities that is, listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system. For so long as any shares of Registrable Securities are restricted securities within the meaning of Rule 144(a)(3) under the Securities Act, the Company covenants and agrees that it shall, during any period in which it is not subject to
Section 13 or 15(d) of the Exchange Act, make available to any holder of Registrable Securities in connection with the sale of such holder Registrable Securities and any prospective purchaser of Registrable Securities from such, in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.

                                   ARTICLE IV

                                  MISCELLANEOUS

                  SECTION 4.1 NOTICES. All notices and other communications provided for hereunder shall be dated and in writing and shall be deemed to have been given (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and telephonic confirmation of receipt thereof is obtained (with a copy of such notice or other communication promptly sent by mail, overnight courier or hand delivery) or (ii) if given by mail, prepaid overnight courier or any other means, when received at the address specified in this Section or when delivery at such address is refused. Such notices shall be addressed to the appropriate party to the attention of the person who executed this Agreement at the address or telecopy number set forth under such party's signature below (or to the attention of such other person or to such other address or telecopy number as such party shall have furnished to each other party in accordance with this Section 4.1).

                  SECTION 4.2 BINDING NATURE OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto or their successors in interest, except as expressly otherwise provided herein.

                  SECTION 4.3 DESCRIPTIVE HEADINGS. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

                  SECTION 4.4 SPECIFIC PERFORMANCE. Without limiting the rights of each party hereto to pursue all other legal and equitable rights available to such party for the other parties' failure to perform their obligations under this Agreement, the parties hereto acknowledge and agree that the remedy at law for any failure to perform their obligations hereunder would be inadequate and that each of them, respectively, shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure.

                  SECTION 4.5 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA AND OF ANY GEORGIA STATE COURT SITTING IN ATLANTA, GEORGIA FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION
4.1. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

                  SECTION 4.6 COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

                  SECTION 4.7 SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

                  SECTION 4.8 ENTIRE AGREEMENT. This Agreement is intended by the parties hereto as a final and complete expression of their agreement and understanding in respect to the subject matter contained herein. This Agreement supersedes all prior agreement and understandings, written or oral, between the parties with respect to such subject matter.

                  SECTION 4.9 AMENDMENT AND WAIVER. Any provision of this Agreement may be amended if, but only if, such amendment is in writing and is signed by the Company and Stockholders and Warrantholders owning, or having Warrants exercisable for, at least a majority of shares of Common Stock either then outstanding or issuable upon the exercise of all outstanding Warrants, PROVIDED that no such amendment may adversely affect the rights of any Warrant Securityholder unless signed by such Warrant Securityholder. Any provision may be waived if, but only if, such waiver is in writing and is signed by the party or parties waiving such provision and for whose benefit such provision is intended.

                  SECTION 4.10 NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement shall convey any rights upon any person or entity which is not a party or an assignee of a party to this Agreement.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                                    COMPANY:

                                    AMERICAN PSYCH SYSTEMS HOLDINGS, INC.

                                    By:
                                       -----------------------------------------
                                      Title:
                                            ------------------------------------

                                    Address:

                                    --------------------------------------------
                                    --------------------------------------------

                                    Facsimile: ______________

                                    INVESTORS:

                                    --------------------------------------------
                                    DR. KENNETH A. KESSLER

                                    Address:
                                             6705 Rockledge Drive
                                             Suite 200
                                             Bethesda, Maryland 20817
                                             Facsimile: ______________

                                    --------------------------------------------
                                    JOHN HEFFNER

                                    Address:

                                    --------------------------------------------
                                    --------------------------------------------
                                    --------------------------------------------

                                    Attn:

                                    Facsimile: ______________

                                    NAZEM & COMPANY IV, L.P.


                                    By:  NAZEM & ASSOCIATES, L.P.,
                                           its General Partner


                                    By:
                                       -----------------------------------------
                                      Title:
                                            ------------------------------------

                                    Address:
                                             6705 Rockledge Drive
                                             Suite 200
                                             Bethesda, Maryland 20817


                                             Facsimile: ______________

                                    APPLEWOOD ASSOCIATES, L.P.

                                    By:
                                       -----------------------------------------
                                      Title:
                                            ------------------------------------

                                    Address:
                                             39 Woodland Road
                                             Roslyn, New York 11576

                                             Attn:

                                             Facsimile:


                                    WOODLAND PARTNERS

                                    By:
                                       -----------------------------------------
                                      Title:
                                            ------------------------------------

                                    Address:
                                             39 Woodland Road
                                             Roslyn, New York 11576

                                             Attn:

                                             Facsimile:

                                    SENECA VENTURES

                                    By:
                                       -----------------------------------------
                                      Title:
                                            ------------------------------------

                                    Address:
                                             39 Woodland Road
                                             Roslyn, New York 11576

                                             Attn:

                                             Facsimile:

                                    WOODLAND VENTURE FUND

                                    By:
                                       -----------------------------------------
                                      Title:
                                            ------------------------------------

                                    Address:
                                             39 Woodland Road
                                             Roslyn, New York 11576

                                             Attn:

                                             Facsimile:

                                    WARRANTHOLDERS:

                                    NATIONSCREDIT COMMERCIAL CORPORATION

                                    By:
                                       -----------------------------------------
                                      Title:
                                            ------------------------------------

                                    Address:
                                             187 Danbury Road
                                             Wilton, Connecticut 06897
                                             Attn:
                                             Facsimile: (203) 423-4230

                                                                       Exhibit D

                                                                  EXECUTION COPY

                              AMENDED AND RESTATED
                           COMPANY SECURITY AGREEMENT


                  THIS AMENDED AND RESTATED COMPANY SECURITY AGREEMENT is entered into as of this 23rd day of July, 2001, by and between CAPITALSOURCE FINANCE LLC, a Delaware limited liability company ("SECURED PARTY"), and APS HEALTHCARE HOLDINGS, INC., a Delaware corporation ("DEBTOR").

                  WHEREAS, Secured Party has purchased and accepted an assignment of certain Loans, Financing Documents and Security Documents, among other things, from Bank of America, N.A. as defined in and as set forth more fully in that certain Assignment of Loans, Financing Documents And Certain Conversion Shares and Rights Related Thereto, dated as of the date hereof, by and between Bank of America, N.A. and Secured Party, which assigned documents include that certain Company Security Agreement executed by Psych Systems Holdings, Inc., by which name Debtor was formerly known, and NationsCredit Commercial Corporation as Agent, dated as of December 23, 1998, as amended from time to time, and as further being amended and restated hereby;

                  WHEREAS, Debtor and Secured Party have entered into that certain Amended and Restated Credit Agreement (Term Loan), dated as of July 20, 2001 (as amended, supplemented, modified or restated from time to time, the "LOAN AGREEMENT"), pursuant to which Debtor has agreed to borrow from Secured Party, and Secured Party has agreed to lend to Debtor, certain amounts pursuant to a revolving credit facility, all in accordance with and subject to the terms and conditions set forth in the Loan Agreement, which borrowings are evidenced by a Term Note, executed and delivered by Debtor, dated as of even date herewith (the "NOTE", and together with the Loan Documents, as defined in the Loan Agreement, as the same may be amended, supplemented or modified from time to time;

                  WHEREAS, pursuant and as required by to the Loan Agreement, Debtor has executed and delivered the Note;

                  WHEREAS, as a condition precedent to Secured Party's obligation to execute and deliver and perform under the Loan Agreement and to make Advances to Debtor pursuant to the Loan Agreement, Debtor is required and has agreed to enter into and deliver this Agreement and to grant to Secured Party a security interest in the Collateral (as hereinafter defined) as security for Debtor's obligations under the Loan Documents; and

                  WHEREAS, Secured Party is willing to execute, deliver and perform under the Loan Agreement and to make the Revolving Facility available only upon the condition that Debtor executes and delivers to Lender this Agreement and agrees to perform and to comply with its obligations under the this Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, and as an inducement for Secured Party to enter into the Loan Agreement and other Loan Documents, the parties hereto, intending to be legally bound hereby, do agree as follows:

1.       DEFINITIONS AND REFERENCES

         1.1.     DEFINED TERMS

                  As used in this Agreement, the following terms shall have the meanings specified in this SECTION 1.1:

                  "AGREEMENT" shall be defined to mean this Security Agreement as amended, supplemented, restated or modified from time to time.

                  "CHATTEL PAPER" shall mean chattel paper as defined in Section 9-105 of the UCC.

                  "COLLATERAL" shall have the meaning assigned to that term in
SECTION 2.1 hereof.

                  "DEFAULT" shall mean any event, fact, circumstance or condition that, with the giving of applicable notice or passage of time or both, would constitute or be or result in an Event of Default hereunder or under any Loan Document.

                  "DEPOSIT ACCOUNTS" shall mean all bank accounts and other depository accounts of Debtor.

                  "DOCUMENT" shall mean a document as defined in Section 9-105 of the UCC.

                  "EQUIPMENT" shall mean equipment as defined in Section 9-109(2) of the UCC.

                  "EVENT OF DEFAULT" shall mean the occurrence of any of the events set forth in ARTICLE 6.

                  "FIXTURES" shall mean fixtures as defined in Section 9-313(1) of the UCC.

                  "GENERAL INTANGIBLES" shall mean general intangibles as defined in Section 9-106 of the UCC.

                  "GOVERNMENT ACCOUNT" shall be defined to mean all Accounts and Receivables arising out of or with respect to any Government Contract.

                  "INSTRUMENT" shall mean instrument as defined in Section 9-106 of the UCC.

         1.2.     ACCOUNTING TERMS

                  Unless otherwise specified, as used in this Agreement or in any certificate, report, instrument or other document made or delivered pursuant to this Agreement, all accounting terms not defined in this Agreement or in the Loan Agreement shall have the meanings given to such terms in and shall be interpreted in accordance with GAAP; PROVIDED, HOWEVER, that if any change in GAAP in effect on the Closing Date shall result in a change in any calculation (or the meaning or effect of any calculation) required to determine compliance with any provision contained in this Agreement or in the Loan Agreement, the Debtor and the Secured Party will amend such provision in a manner to reflect such change such that the determination of compliance with such provision shall yield the same result as would have been obtained prior to such change in GAAP. Until any such amendment is entered into, all such covenants shall be calculated in accordance with GAAP as in effect immediately preceding such change.

         1.3.     UNIFORM COMMERCIAL CODE TERMS

                  All capitalized terms used herein which are not specifically defined herein or in the Loan Agreement shall have the meanings provided in the UCC to the extent the same are used or defined therein.

         1.4.     OTHER DEFINITIONAL PROVISIONS

                  (a) All capitalized terms in this Agreement and not defined herein shall have the defined meanings provided in the Loan Agreement.

                  (b) Whenever the context so requires, each reference to gender includes the masculine and feminine, the singular number includes the plural and vice versa. The words "hereof" "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and references to section, article, annex, schedule, exhibit and like references are references to this Agreement unless otherwise specified. A Default or Event of Default shall "continue" or be "continuing" until such Default or Event of Default has been cured or waived by Secured Party. References in this Agreement to any Person shall include such Person and its successors and permitted assigns.

2.       SECURITY INTEREST

         2.1.     GRANT OF SECURITY INTEREST; COLLATERAL

                  (a) As security for the Obligations, Debtor hereby grants to Secured Party a continuing first priority security interest in and Lien upon, and pledges to Secured Party, all of its right, title and interest in and to the following (collectively and each individually, the "COLLATERAL"):

                           (i) all of Debtor's present and future Accounts and
Receivables (including, without limitation, those payable by an individual beneficiary, recipient or subscriber or other individual person), now owned or hereafter acquired, and any and all rights of Debtor to the payment of money or other forms of consideration of any kind (whether classified under the Uniform Commercial Code as Accounts, Chattel Paper, General Intangibles or otherwise) for goods sold or leased or for services including, without limitation, accounts receivable, Medicare and Medicaid reimbursements and payments under other so-called provider agreements, proceeds of any letters of credit naming Debtor as beneficiary, Chattel Paper, tax refunds, insurance proceeds, contract rights, notes, drafts, Instruments, Documents, acceptances and all other debts, obligations and liabilities in whatever form from any Person in favor of Debtor, in each case now owned or existing or hereafter acquired or existing;

                           (ii) all of Debtor's intangible and tangible personal
property in, relating to or arising out of such Accounts and/or Receivables or any of the foregoing, including without limitation all present and future Accounts, Receivables, contract rights, permits, licenses, General Intangibles, Chattel Paper, Documents, Instruments and Deposit Accounts, now owned or hereafter acquired, and all intangible and tangible personal property relating to or arising out of any of the foregoing;

                           (iii) all of Debtor's present and future Government
Contracts and rights thereunder and the related Government Accounts and proceeds thereof, now or hereafter owned or acquired by Debtor, relating to or arising out of such Accounts and/or Receivables or any of the foregoing; PROVIDED, HOWEVER, that Secured Party shall not have a security interest in any rights under any

Government Contract of Debtor or in the related Government Account where the taking of such security interest would be a violation of an express prohibition contained in the Government Contract (for purposes of this limitation, the fact that a Government Contract is subject to, or otherwise refers to, Title 31, ss. 203 or Title 41, ss. 15 of the United States Code shall not be deemed an express prohibition against assignment thereof); and

                           (iv) any and all additions to any of the foregoing,
and any and all replacements, products and proceeds (including insurance proceeds) of any of the foregoing.

                  (b) Notwithstanding the foregoing provisions of this SECTION 2.1, such grant of a security interest shall not extend to, and the term "Collateral" shall not include, any General Intangibles of the Debtor to the extent that (but only to the extent that) (i) such General Intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of any license or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law) without the consent of the licensor thereof or other applicable party thereto, and (ii) such consent has not been obtained; PROVIDED, HOWEVER, that the foregoing grant of a security interest shall extend to, and the term "Collateral" shall include, each of the following: (a) any General Intangible which is in the nature of an Account, Receivable or a right to the payment of money or a proceed of, or otherwise related to the enforcement or collection of, any Account, Receivable or right to the payment of money, or goods which are the subject of any Account, Receivables or right to the payment of money, (b) any and all proceeds of any General Intangible that is otherwise excluded to the extent that the assignment, pledge or encumbrance of such proceeds is not so restricted, and (c) upon obtaining the consent of any such licensor or other applicable party with respect to any such otherwise excluded General Intangible, such General Intangible as well as any and all proceeds thereof that might theretofor have been excluded from such grant of a security interest and from the term "Collateral."

         2.2.     ASSIGNMENT OF CERTAIN GOVERNMENT CONTRACTS AND GOVERNMENT
                  ACCOUNTS

                  (a) On the date hereof, and thereafter upon Secured Party's request, Debtor agrees to execute or obtain and to deliver to Secured Party any consents, registrations, approvals, qualifications, authorizations, specific assignments, applications, certificates, instruments and other documents and papers, all in form and substance satisfactory to Secured Party, of or relating to those Government Contracts (to the fullest extent permitted under applicable law) and related Government Accounts of Debtor for the purpose of further evidencing Secured Party's security interest therein.

                  (b) Any separate assignment of specific Government Contracts to Secured Party as contemplated under this SECTION 2.2 shall not be deemed to limit Secured Party's security interest to those particular Government Contracts and the related Government Accounts, but rather Secured Party's security interest shall extend to and cover all of Debtor's present and future Government Contracts and rights thereunder and the related Government Accounts and proceeds thereof, now or hereafter owned or acquired by Debtor as stated in ARTICLE 1.

         2.3.     COPIES OF GOVERNMENT CONTRACTS

                  Debtor will furnish to Secured Party a copy of each Government Contract of Debtor in which Secured Party has a security interest and a copy of each amendment, supplement or modification thereto.

         2.4.     RIGHT OF SECURED PARTY TO PAY TAXES OR COSTS RELATING TO
                  COLLATERAL

                  Secured Party shall have the right, but not the obligation, to pay any taxes or levies on or relating to the Collateral and any costs to repair or preserve the Collateral, which payments shall be made for the account of Debtor and shall constitute a part of the Obligations.

         2.5.     FINANCING STATEMENTS

                  Within three (3) calendar days of any request by Secured Party, Debtor, at its own cost and expense, will duly execute and deliver to Secured Party such financing statements, continuation statements, assignments and certificates or documents as Secured Party may request relating to the Collateral or otherwise to enable Secured Party to create, maintain and perfect and, from time to time, to renew the security interests granted hereby or to create, maintain and perfect a security interest in any additional property, assets, Collateral or rights hereafter acquired by Debtor or in any and all additions to and/or replacements, products and proceeds of any of the foregoing, all in form and substance satisfactory to Secured Party. Debtor will pay all costs associated therewith, including without limitation, the cost of filing any of the foregoing in all public offices or other locations wherever Secured Party deems filing to be necessary or desirable. Debtor irrevocably grants Secured Party the right, at Secured Party's option, to file any or all of the foregoing pursuant to the UCC and otherwise without Debtor's signature, and Debtor irrevocably appoints Secured Party as Debtor's attorney in fact to execute any of the foregoing in Debtor's name and to perform all other acts that Secured Party deems appropriate to perfect and continue the security interests conferred by this Agreement or otherwise to effect fully the purposes, terms and conditions of this Agreement, the Loan Agreement and other Loan Documents.

         2.6.     INJURY TO COLLATERAL

                  No injury to, or loss or destruction of, the Collateral or any Material Adverse Effect or Material Adverse Change shall relieve Debtor of any of the Obligations.

         2.7. COLLECTING AND SERVICING ACCOUNTS, CHATTEL PAPER, DOCUMENTS, GENERAL INTANGIBLES, AND INSTRUMENTS

                  Debtor is authorized to collect and service its Accounts, and to hold and maintain its Documents, General Intangibles and Instruments, provided that Secured Party, upon written notice to Debtor of an Event of Default, may terminate such authority at any time.

         2.8.     NOTICE OF INELIGIBLE RECEIVABLES

                  Debtor will promptly notify Secured Party in writing if any Eligible Receivable ceases to be an Eligible Receivable.

3.       REPRESENTATIONS AND WARRANTIES OF DEBTOR

         Debtor represents and warrants to Secured Party as of the date hereof (which representations and warranties shall survive the execution and delivery of this Agreement and the making of Advances) as follows:

         3.1.     COLLATERAL

                  Except as disclosed on Schedule 5.5A to the Loan Agreement, Debtor is the sole owner of and has good, valid and marketable title to all of its properties and assets (whether real or personal) that comprise the Collateral, subject to no transfer or other restrictions or Liens or security interests of any kind except for Permitted Liens. All personal property and assets of Debtor are in good repair, working order and condition (normal wear and tear excepted) and are suitable and adequate for the uses for which they are being used.

         3.2.     SECURITY INTEREST

                  Debtor has full right and power to grant Secured Party a perfected, first priority security interest and Lien in the Collateral pursuant to this Agreement. Upon the execution and delivery of this Agreement, and upon the filing of the necessary financing statements, Secured Party will have a good, valid and perfected first priority Lien and security interest in the Collateral, subject to no transfer or other restrictions or Liens or security interests of any kind in favor of any other Person and otherwise except for Permitted Liens, without any further action or filing.

         3.3.     ACCOUNTS

                  Without limiting any provision of the Loan Documents, each and every Account and Receivable of Debtor: (a) is genuine and in all respects what it purports to be and is not evidenced by a judgment, (b) is a bona fide existing obligation, valid and enforceable against the Account Debtor for a sum certain for services rendered or goods sold in the ordinary course of business and arises out of a completed, bona fide sale and delivery of goods or rendition of services by Debtor in the ordinary course of its business and in accordance with the material terms and conditions of all purchase orders, contracts, certification, participation, certificate of need or other documents relating thereto and forming a part of the contract between Debtor and the Account Debtor; (c) all supporting Documents, Instruments and other evidence of indebtedness, if any, with respect thereto are complete and correct and valid and enforceable in accordance with their terms, and, to the best of Debtor's knowledge, all signatures and endorsements that appear thereon are genuine, and all signatories and endorsers have full capacity to contract; (d) the Account Debtor therefor is liable for and, to the best knowledge of Debtor, will make payment of the full amount thereof according to its terms; (e) together with Lender's security interest therein, are not, and will not (by voluntary act or omission by Debtor or any of its Subsidiaries), be in the future, subject to any offset, lien, defense, counterclaim or any other adverse condition, discount, allowance or special terms of payment without the prior approval of Secured Party, and is absolutely owing to Debtor and is not contingent in any respect or for any reason, except in each case under this clause with respect to Accounts and Receivables owed by Medicaid, (f) Debtor has full right and power to grant Secured Party a security interest therein, and the security interest granted therein to Secured Party hereunder will be, when perfected, a valid perfected first priority security interest which will inure to the benefit of Secured Party without further action, (g) is in compliance and conformance with any requisite procedures, requirements and regulations governing payment by such Account Debtor with respect to such Account or Receivable, and, if due from a Medicaid/Medicare Account Debtor, is properly payable directly to Debtor; and
(h) Debtor currently has all certificates of need, Medicaid and Medicare provider numbers, licenses, permits and authorizations that are necessary in the generation thereof. The representations set forth in this SECTION 3.3 shall be deemed to have been made with respect to each and every Account and Receivable now owned or hereafter acquired by Debtor.

         3.4.     FINANCING STATEMENTS

                  No financing statement (other than any which may have been filed on behalf of Secured Party) relating to any of the Collateral is on file in any public office except financing statements in connection with Permitted Liens.

         3.5.     LOCATION OF OFFICES, RECORDS, ACCOUNTS AND COLLATERAL

                  Debtor maintains its places of business and its chief executive office only in the locations set forth in EXHIBIT A attached hereto. All of the Collateral, including, without limitation, all of Debtor's Accounts and Receivables (whether for services rendered in the United States or internationally, and whether in connection with domestic or foreign projects, customers or Account Debtors), Inventory and Equipment, is located and, if applicable, arises and originates, only at the locations set forth on EXHIBIT A. The records and books of account relating to the Collateral are located only at the locations set forth on EXHIBIT A.

         3.6.     NON-SUBORDINATION

                  The obligations of Debtor under this Agreement are not subordinated in any way to any other obligation of Debtor or to the rights of any other Person.

         3.7.     CONFLICTS

                  Debtor is not a party to and has not entered into any agreement, document or instrument that conflicts with this Agreement or that impairs the rights in the Collateral granted to Secured Party hereunder.

         3.8.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES

                  The foregoing representations and warranties are made by Debtor with the knowledge and intention that Secured Party will rely thereon and that such representations and warranties shall survive the execution and delivery of this Agreement.

4.       AFFIRMATIVE COVENANTS

         Until all Obligations have been performed in full and indefeasibly paid in full in cash and the Loan Agreement has been terminated, Debtor hereby covenants that:

         4.1.     MAINTENANCE OF PROPERTY AND CONDUCT OF BUSINESS

                  Debtor shall (a) keep the property comprising the Collateral in good repair, working order and condition, and from time to time make all necessary or desirable repairs, renewals and replacements thereof, (b) conduct its business with respect to the Collateral in accordance with good business practices customary to the industry, and (c) keep in full force and effect all material rights, licenses, leases, powers, franchises and permits with respect to the Collateral, and maintain its license or qualification to do business and good standing in each jurisdiction in which the ownership or lease of the Collateral makes such license or qualification necessary.

         4.2.     CONTRACT OBLIGATIONS

                  Debtor shall (a) perform in accordance with its terms every contract, agreement or other arrangement (oral or written) to which Debtor is a party or by which it or any of the Collateral is bound, (b) comply with all laws, rules, regulations, ordinances and tariffs of any applicable Governmental Authority with respect or applicable to its business, assets or operations or to the Collateral, (c) pay and discharge all debts, taxes, assessments, fees, governmental charges, levies, claims for labor, supplies, rent and all other obligations or liabilities of any kind, except liabilities being contested in good faith and against which adequate reserves have been established, except where the failure to perform, comply or pay could not reasonably be expected to have a Material Adverse Effect. Debtor shall obtain and deliver all required consents, approvals and agreements from such Persons as Secured Party shall determine are necessary or desirable with respect to claims against Debtor and Subsidiary Guarantor or the Collateral or with respect to any agreements, document or instrument to which any of them is a party or by which any of their properties or assets are bound or subject.

         4.3.     SECURITY INTEREST IN THE COLLATERAL

                  Debtor shall (a) execute, obtain, deliver, file, register and/or record any and all financing statements, continuation statements, stock powers, instruments and other documents, or cause the execution, filing, registration, recording or delivery of any and all financing statements, continuation statements, stock powers, instruments and other documents, necessary or required under law or otherwise or reasonably requested by Secured Party to be filed, registered, executed, obtained, delivered or recorded to create, perfect, preserve, validate or otherwise protect for Secured Party its perfected first priority security interest in and Lien upon the Collateral, (b) maintain, or cause to be maintained, at all times, Secured Party's perfected first priority security interest in and Lien upon the Collateral, (c) immediately upon learning thereof, report to Secured Party any reclamation, return or repossession of goods in excess of $20,000 (individually or in the aggregate) and any claim(s) or dispute(s) asserted by any Person and any other matter(s) individually or in the aggregate affecting the value, enforceability or collectability of any of the Collateral (including, without limitation, any claim(s) or dispute(s) asserted by any Person in the amount of $50,000 or more, singly or in the aggregate, in existence at any one time) and (d) defend the Collateral and Secured Party's security interest therein and perfected first priority Lien thereon against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to Secured Party, and pay all costs and expenses (including, without limitation, Secured Party's in-house documentation and diligence fees and legal expenses and reasonable attorneys' fees and expenses) in connection with such defense, which may at Secured Party's discretion be charged to Debtor's account and added to the Obligations.

         4.4.     CHANGE IN PLACES OF BUSINESS OR CHIEF EXECUTIVE OFFICE

                  Debtor shall maintain its places of business and its chief executive office and the Collateral only in the locations set forth on EXHIBIT A attached hereto, and in such other places as Debtor may select, provided that Debtor shall provide to Secured Party at least thirty (30) Business Days prior written notice of any changes in or additions to the locations of the Collateral or of Debtor's places of business or chief executive office from those on EXHIBIT A. Debtor shall maintain the records and books of account relating to the Collateral only at Debtor's chief executive office as set forth on EXHIBIT A hereto.

         4.5.     PROCEEDS AND DOCUMENTS PERTAINING TO COLLATERAL

                  If Secured Party so demands in writing at any time after an Event of Default, Debtor shall (a) deliver all proceeds of the Collateral to Secured Party promptly upon receipt in a form and manner satisfactory to Secured Party, and (b) deliver all Chattel Paper, Instruments and Documents pertaining to the Collateral to Secured Party at the time and place and in the manner specified by Secured Party.

         4.6.     NOTICE OF DEFAULT AND LOSS AND OTHER EVENTS

                  Immediately upon the occurrence thereof, and in any event within two (2) calendar days after Debtor obtains knowledge thereof, Debtor shall notify Secured Party in writing of (i) any action, suit, litigation, investigation or proceeding of any kind pending, instituted or threatened against or affecting, involving or relating to Debtor, any Subsidiary Guarantor which involves an amount in dispute of at least $150,000 or the Collateral or any of their respective properties or assets, whether or not the claim is covered by insurance, (ii) the filing, recording or assessment of any federal, state, local or foreign tax lien against the Collateral, Debtor or any Subsidiary Guarantor, (iii) the occurrence of any Default or Event of Default, which notice shall specify the nature and status thereof, the period of existence thereof and what action is proposed to be taken with respect thereto,
(iv) the occurrence or existence of any event, fact, circumstance or condition which constitutes or results in, or would constitute or result in with the giving of notice or passage of time or both, a Default or an Event of Default, which notice shall specify the nature and status thereof, the period of existence thereof and what action Debtor proposes to take with respect thereto,
(v) a default or assertion of a default under any other agreement, instrument or indenture to which Debtor or any Subsidiary Guarantor is a party or by which any of them or the Collateral may be bound or subject, and (vi) any other development, event, fact, circumstance, condition or action of any nature against or affecting Debtor or any Subsidiary Guarantor or the Collateral or otherwise, which that could reasonably be expected to have, lead to or result in a Material Adverse Effect, a Default or Event of Default or that is or could reasonably be expected to result in any loss or damage to the Collateral in excess of $50,000, however occasioned, in each case describing the nature and status thereof and the action Debtor proposes to take with respect thereto.

         4.7.     ACCOUNTS

                  Debtor shall (a) promptly notify Secured Party in writing of any compromise, settlement or adjustment with respect to an Account or Receivable in excess of $50,000 other than in the ordinary course of business consistent with past practice and standards of the managed behavioral health industry or if any such Account or Receivable is not paid within the later of
(i) one hundred twenty (120) calendar days after the earlier of the applicable invoice date or the date the applicable services were billed, and (ii) one hundred thirty (135) calendar days after the applicable services have been rendered, or if an Account Debtor of any Account or Receivable disputes liability, exercises a right of set off or counterclaim, becomes insolvent, fails or ceases to do business, (b) maintain accurate and complete records of the Accounts and Receivables and make the same available to Secured Party at any time during normal business hours upon demand, (c) stamp, in form and manner satisfactory to Secured Party, its accounts receivable ledger and other books and records pertaining to the Accounts and Receivables with an appropriate reference to the security interest of Secured Party in the Accounts and Receivables, (d) upon request, furnish Secured Party with original or other papers relating to the sale of merchandise or the performance of labor or services which created any Account or Receivable, (e) upon an Event of Default, as required by the Loan Documents, promptly remit to Secured Party the proceeds of the Accounts and Receivables when collected by Debtor, whether consisting of cash, checks, notes, drafts, money orders, commercial paper of any kind whatsoever received in payment of the Accounts and Receivables in precisely the form received, except for endorsement by Debtor when required, (f) upon an Event of

Default, hold such proceeds until remitted to Secured Party, as aforesaid, in trust for, and as the property of, Secured Party and not commingle such proceeds with other funds, money or property, (g) promptly notify Secured Party in writing of the return or rejection of any merchandise or services represented by the Accounts and Receivables other than in the ordinary course of business consistent with past practice and standards of the managed behavioral health industry and forthwith account therefor to Secured Party in cash without demand or notice until such payment has been received by Secured Party.

         4.8.     REPORTS AND STATEMENTS OF ACCOUNTS

                  Upon the creation of Accounts or Receivables, or from time to time as Secured Party may reasonably require, Debtor shall deliver to Secured Party schedules of all outstanding Accounts and Receivables. Debtor shall also deliver to Secured Party copies of Debtor's statements and such other schedules and information as Secured Party may reasonably request. The items to be provided under this section are to be prepared and delivered to Secured Party from time to time solely for its convenience in maintaining records of the Collateral and Debtor's failure to give any of such items to Secured Party shall not affect, terminate, modify or otherwise limit Secured Party's security interest granted herein.

         4.9.     NOTICES; CONSENTS; INFORMATION

                  Debtor shall promptly notify Secured Party in writing of any pending or threatened litigation, suit, investigation or administrative proceeding affecting or action, suit, litigation, investigation or proceeding of any kind pending, instituted or threatened against or affecting, involving or relating to Debtor or any of its property or assets or any of the Collateral, whether or not the claim is covered by insurance, which could be reasonably expected to have or result in a Material Adverse Effect. Debtor shall obtain and deliver all required consents, approvals and agreements from such Persons as Secured Party shall determine are necessary or desirable with respect to claims against Debtor or the Collateral or with respect to any agreements (oral or written), consents, documents or instruments to which Debtor is a party or by which any of its properties or assets or any of the Collateral are bound or subject. Debtor shall furnish to Secured Party such additional information as Secured Party may reasonably request from time to time.

         4.10.    INSURANCE

                  Debtor shall (a) keep all of the insurable Collateral adequately insured in all material respects at all times against losses, damages and hazards as are customarily insured against by businesses engaging in activities similar to those of Debtor or owning assets or properties similar to the Collateral, and (b) maintain general public liability insurance at all times against liability on account of damage to persons and property having such limits, deductibles, exclusions and co-insurance and other provisions as are customary for a business engaged in activities similar to those of Debtor, all of the foregoing insurance policies to (i) be reasonably satisfactory in form and substance to Secured Party, (ii) name Secured Party as an additional insured thereunder, and (iii) expressly provide that such policies cannot be altered or canceled without thirty (30) Business Days prior written notice to Secured Party and the consent of Secured Party and that such policies inure to the benefit of the Secured Party notwithstanding any action or omission or negligence of or by Debtor.

         4.11.    TRUE BOOKS

                  Debtor shall keep true, complete and accurate books of record and account with respect to the Collateral in accordance with commercially reasonable business practices in which true and correct entries are made of all of its dealings and transactions in all material respects.

         4.12.    ENFORCEABILITY OF AND COMPLIANCE WITH THIS AGREEMENT

                  Debtor shall take all necessary and appropriate actions to ensure that (a) this Agreement and the security interests and Liens created hereby are and remain enforceable against Debtor in accordance with its and their terms, and (b) Debtor complies with each of its covenants, agreements and obligations under this Agreement.

5.       NEGATIVE COVENANTS

         Until all Obligations have been paid performed and satisfied and indefeasibly paid in full in cash and the Loan Agreement has been terminated, Debtor hereby covenants that:

         5.1.     LOCATION OF COLLATERAL; VALUE

                  Debtor shall not change the location of its places of business or chief executive offices or of any of the Collateral or any records or books of account from the places of business where such items of Collateral are required to be located by SECTION 4.4 hereof without complying with the provisions of that SECTION 4.4 and the applicable provisions of the Loan Agreement. Debtor shall not take or permit to be taken any action in connection with the Collateral or otherwise which would impair the value thereof or the value of the interest or rights of Debtor or Secured Party therein or with respect thereto..

         5.2.     RECEIVABLES

                  Debtor shall not adjust, discount, offset or deduct any amounts from any Receivable or Account except for adjustments or discounts customary in the ordinary course of Debtor's business. Debtor shall not accept any non-cash payment or satisfaction for any Receivable or Account.

         5.3.     ACCOUNTS

                  Debtor shall not renew, waive or extend the time of payment for any Account or Receivable, except as is customary and consistent with the Debtor's ordinary course of business, consistent with past practice and standards of the managed behavioral care industry.

         5.4.     TRANSFER OF COLLATERAL

                  Debtor shall not sell, lease, transfer, assign or otherwise dispose of any interest in any of the Collateral (other than obsolete equipment or excess equipment no longer needed in the conduct of the business in the ordinary course of business), or agree to do any of the foregoing at any future time, except as permitted by the Loan Agreement.

         5.5.     LIENS

                  Debtor shall not create, incur or suffer to exist any Lien or security interest or transfer or other restriction upon or against any of the Collateral except Permitted Liens.

         5.6.     AGREEMENTS

                  Debtor shall not, and shall not permit any Subsidiary Guarantor to, enter into or become a party to any agreement (oral or written), arrangement or commitment to do, or cause to be done, any of the things prohibited by this Agreement.

6.       EVENTS OF DEFAULT

                  (a) The occurrence of any one or more of the following shall constitute an "Event of Default" under this Agreement:

                           (i) Debtor shall fail to perform, observe or comply
with any covenant, obligation or agreement set forth in this Agreement; PROVIDED that, with respect to the covenants set forth in ARTICLE 4 (other than SECTIONS 4.1, 4.3, 4.4 AND 4.6 and ARTICLE 5 for which there shall be no cure period) Debtor shall have a fifteen (15) calendar day period to cure or remedy such failure, breach or default starting on the earlier of (i) Receipt by Debtor of written notice of such failure, and (ii) the time at which Debtor or any Authorized Officer thereof knew or became aware, or should have known or been aware, of such failure, breach or default;

                           (ii) any representation or warranty made or deemed
made by Debtor in this Agreement shall not be true and correct in all materials respects or shall prove to be or have been false or misleading in any material respect on the date when made or deemed to have been made (except to the extent the representation or warranty is already qualified by materiality or the phrase "Material Adverse Effect" or "Material Adverse Change," in which case it shall be true and correct in all respects);

                           (iii) any Default or Event of Default under any other
Loan Document shall occur and be continuing past any cure period which is not waived in writing ; or

                           (iv) this Agreement shall cease to be in full force
and effect or any Lien or security interest created hereunder shall cease to constitute a valid perfected first priority Lien and security interest on the Collateral.

                  (b) Upon the occurrence and continuation of any such Event of Default, the Secured Party may, by notice to Debtor, (i) declare its obligations to make Loans under the Loan Agreement to be terminated, whereupon the same shall forthwith terminate, and (ii) declare the Note, all interest thereon and all other Obligations to be due and payable immediately, whereupon the Note and all such Obligations shall become and be due and payable immediately, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Debtor.

                  (c) Notwithstanding the foregoing, in the case of an Event of Default under SECTION 6(A)(IV) or under Sections 8(d), (g), (h) or (l) of the Loan Agreement, the Note, all interest thereon and all other Obligations automatically, without demand or further act by the Secured Party, shall be immediately due and payable.

7.       RIGHTS OF SECURED PARTY UPON OCCURRENCE OF EVENT OF DEFAULT

         7.1.     MISCELLANEOUS RIGHTS OF SECURED PARTY

                  In addition to the provisions set forth in this Agreement and in the Loan Documents, upon the occurrence and continuation of an Event of Default, Secured Party shall have the right to exercise any and all other rights and remedies provided for herein or in any other Loan Document, under the UCC or at law or equity generally or otherwise (other than with respect to Collateral consisting of Receivables owed or owing by Medicaid/Medicare Account Debtors absent a court order or compliance with applicable law), including, without limitation, subject to applicable laws and regulations, (a) the right to foreclose the security interests and Liens created hereunder, (b) to realize upon or to take possession of or sell any of the Collateral (other than with respect to Collateral consisting of Receivables owed or owing by Medicaid/Medicare Account Debtors absent a court order or compliance with applicable law) with or without judicial process, and (c) to exercise, in the name of Debtor or in the name of Secured Party, such rights and powers with respect to the Collateral (other than with respect to Collateral consisting of Receivables owed or owing by Medicaid/Medicare Account Debtors absent a court order or compliance with applicable law) as Debtor might exercise, including without limitation the right to:

                           (i) enter into any extension, reorganization or
restructuring plan, consolidation, deposit or other agreement pertaining to the Collateral or any part thereof, or deposit, surrender, accept, hold or apply other property in exchange for, the Collateral or any part thereof;

                           (ii) insure, process or preserve the Collateral;

                           (iii) transfer the Collateral or any part thereof to
the name of Secured Party or to the name of the Secured Party's nominee;

                           (iv) receive, open and dispose of mail addressed to
Debtor relating to the Collateral or any part thereof;

                           (v) collect and endorse, receive and give receipts
for, all dividends, interest, rent, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral or any part thereof or on account of its sale or lease;

                           (vi) initiate, pursue, compromise, settle or withdraw
any claims, suits or proceedings pertaining to the Collateral or any part thereof or pertaining to any dividend, interest, rent or other payment on or on account of the Collateral or any part thereof or on account of its sale or lease;

                           (vii) take possession of and endorse in the name of
Debtor or in the name of Secured Party any bills of exchange, checks, drafts, money orders, notes or any other Chattel Paper, Documents or Instruments constituting all or any part of the Collateral or received as a dividend, interest, rent or other payment on account of the Collateral or any part thereof or on account of its sale or lease; and

                           (viii) appoint a Person (who may be an employee,
officer or other representative of Secured Party) to do any of the foregoing on behalf of Secured Party; and

                           (ix) take any other action that Secured Party deems
necessary or desirable to protect and to realize upon its security interest in the Collateral or any part thereof, and Debtor hereby irrevocably appoints Secured Party as Debtor's attorney in fact to take any such action, including the execution and delivery of any and all documents or instruments related to the Collateral or any part thereof in Debtor's name, and said appointment shall create in Secured Party a power coupled with an interest.

         7.2.     COLLATERAL

                           (a) In addition to any other rights Secured Party may
have hereunder, under any other Loan Document, under applicable law or equity or otherwise, upon the occurrence and continuation of an Event of Default, Secured Party shall have:

                                    (i) the right to take possession of, send
notices regarding, and collect directly the Collateral (other than with respect to Collateral consisting of Receivables owed or owing by Medicaid/Medicare Account Debtors absent a court order or compliance with applicable law), with or without judicial process, and to exercise all rights and remedies available to Secured Party with respect to the Collateral under the UCC in effect in the jurisdiction(s) in which such Collateral is located;

                                    (ii) the right (by its own means or with
judicial assistance) to enter Debtor's premises and take possession of the Collateral, or render it unusable, or dispose of the Collateral on such premises in compliance with subsection (b), without any liability for rent, storage, utilities, or other sums, and Debtor shall not resist or interfere with such action;

                                    (iii) the right to require Debtor at
Debtor's expense to assemble all or any part of the Collateral and make it available to Secured Party at any place designated by Secured Party;

                                    (iv) the right to relinquish or abandon any
Collateral or any Lien thereon or any security interest therein.

                  (b) Debtor agrees that notice received by it at least five (5) calendar days before the time of any intended public sale, or the time after which any private sale or other disposition of Collateral is to be made, shall be deemed to be reasonable notice of such sale or other disposition. If permitted by applicable law, any perishable Collateral which threatens to speedily decline in value or which is sold on a recognized market may be sold immediately by Secured Party without prior notice to Debtor. At any sale or disposition of Collateral, Secured Party may (to the extent permitted by applicable law) purchase all or any part of the Collateral, free from any right of redemption by Debtor, which right is hereby waived and released. Debtor covenants and agrees not to, and not to permit or cause any of its Subsidiaries to, interfere with or impose any obstacle to Secured Party's exercise of its rights and remedies with respect to the Collateral.

         7.3.     RIGHT OF SECURED PARTY TO TAKE POSSESSION AND TO FORECLOSE

                  In addition to any other rights of Secured Party hereunder or under any other Loan Document, under applicable law or at equity or otherwise but subject to SECTION 8.5, upon the occurrence and continuation of any Event of
Default: (a) Secured Party shall have the right to take possession of the Collateral and of any and all books of account and records of Debtor relating to any of the Collateral, the right to place Secured Party's representatives upon any premises on which the Collateral or any part thereof or any such books of account or records may be situated with full power to remove the same therefrom, and the right to exclude Debtor and all Persons claiming under Debtor from any access to the Collateral or to any part thereof or to any and all books of account and records of Debtor relating to any of the Collateral; (b) Secured Party may require Debtor to assemble the Collateral or any part thereof or any and all books of account and records of Debtor relating to any of the Collateral and to make the same (to the extent the same is moveable) available to Secured Party at a place to be designated by Secured

Party; (c) Secured Party may render the Collateral or any part thereof unusable without removing the same from the premises on which it may be situated, and may sell the same on the premises of Debtor if such Collateral or part thereof is situated thereon; and (d) Secured Party may make formal application to the appropriate Person for the transfer of all of Debtor's permits, licenses, approvals, agreements and the like relating to the Collateral to Secured Party or to any assignee of Secured Party or to any purchaser of any of the Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give the Debtor at least five (5) calendar days prior written notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made, and the Debtor hereby agrees that such notice shall constitute reasonable notice. In addition to exercising the foregoing rights, Secured Party may arrange for and conduct the sale of the Collateral at a public or private sale, as Secured Party may elect, which sale may be conducted by an employee or representative of Secured Party and which sale shall be considered or deemed to be a sale in a commercially reasonable manner. Secured Party may release to Debtor any item of Collateral of which Secured Party has taken possession pursuant to any right granted to Secured Party by this Agreement without waiving any rights granted to Secured Party under this SECTION 7.3. Secured Party, in dealing with or disposing of the Collateral or any part thereof, shall not be required to give priority or preference to any item of Collateral or otherwise to marshal assets or to take possession or sell any Collateral with judicial process.

         7.4. RIGHT OF SECURED PARTY TO COLLECT AND SERVICE ACCOUNTS; RIGHTS REGARDING GOVERNMENT RECEIVABLES

                  In addition to any other rights of Secured Party hereunder or under any other Loan Document, under applicable law or at equity or otherwise, if and as long as an Event of Default is continuing Secured Party may notify or may require Debtor to notify any Person obligated to Debtor under any Account or Receivable forming all or any part of the Collateral, whether now existing or hereafter acquired, that the same has been assigned to Secured Party and that such obligor should make payment or performance of its obligations under such Account or Receivable directly to Secured Party, and Secured Party may take possession of and exercise control over all proceeds of any such Account or Receivable in Debtor's possession or otherwise, and may take any other action that Secured Party deems necessary or desirable to collect any such Account or Receivable or the proceeds thereof. To evidence Secured Party's rights hereunder, Debtor, to the fullest extent permissible under applicable law, shall execute such assignments or endorsements of any such Account or Receivable, or of the proceeds thereof, as Secured Party may request, including without limitation assignments as required by the Assignment of Claims Act, 31 U.S.C. ss. 203, as now in force or as hereafter amended.

         7.5.     RIGHT OF SECURED PARTY TO USE AND OPERATE COLLATERAL

                  In addition to any other rights of Secured Party hereunder or under any other Loan Document, under applicable law or at equity or otherwise, upon the Secured Party's taking possession of all or any part of the Collateral, Secured Party shall have the right to hold, store, use, operate, manage and/or control the same. Upon any such taking of possession, Secured Party may, from time to time, at the expense of Debtor, make all such repairs, replacements, alterations, additions and improvements to and of all or any of the Collateral as Secured Party may deem proper. In any such case, Secured Party shall have the right to exercise all rights and powers of Debtor in respect of the Collateral or any part thereof as Secured Party shall determine, including the right to enter into any and all such agreements with respect to the leasing and/or operation of the Collateral or any part thereof as Secured Party may see fit; and Secured Party shall be entitled to collect and receive all dividends, interest, rents, issues, profits, fees, revenues, other income and the proceeds of the same and every part thereof.

         7.6.     APPLICATION OF PROCEEDS

                  All dividends, interest, rents, issues, profits, fees, revenues, income, and other proceeds collected or received from collecting, holding, managing, renting, selling, or otherwise disposing of the Collateral or any part thereof shall be applied in the following order of priority:

                           FIRST, to the payment of all costs and expenses of
collecting, storing, leasing, holding, operating, managing, selling or otherwise disposing of or delivering the Collateral or any part thereof or any proceeds thereof and of conducting the Debtor's business and of maintenance, repairs, replacements, alterations, additions and improvements of or to the Collateral, and to the payment of all sums which Secured Party may be required or may elect to pay, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments that Secured Party may be required or authorized to make under any provision of this Agreement (including in each such case legal costs and expenses and attorneys' fees and expenses and all expenses, liabilities and advances made or incurred in connection therewith);

                           SECOND, to the payment of all Obligations (starting
first with any and all unpaid charges, expenses and fees under the Loan Documents, then to any unpaid interest on the Note, and then to the unpaid principal balance owed by Debtor under the Loan Documents);

                           THIRD, to the satisfaction of indebtedness secured by
any subordinate security interest of record in the Collateral if written notification of demand therefor is received before distribution of the proceeds is completed; if requested by Secured Party, the holder of a subordinate security interest shall furnish reasonable proof of its interest, and unless it does so, Secured Party need not address its claims; and

                           FOURTH, to the payment of any surplus then remaining
to Debtor, unless otherwise provided by law or directed by a court of competent jurisdiction; provided that Debtor shall be liable for any deficiency if such proceeds are insufficient to satisfy the Obligations or any of the other items referred to in this SECTION 7.6.

         7.7.     RIGHT OF SECURED PARTY TO APPOINT RECEIVER

                  Without limiting any other rights granted to Secured Party under this Agreement or otherwise, if and as long as an Event of Default is continuing Secured Party shall have the right to apply for and have a receiver appointed by a court of competent jurisdiction in any action taken by Secured Party to enforce its rights and remedies hereunder or otherwise in order to manage, protect and preserve the Collateral and continue the operation of the business of Debtor and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership including the compensation of the receiver and to the payments as aforesaid until a sale or other disposition of such Collateral shall be finally made and consummated.

8.       MISCELLANEOUS PROVISIONS

         8.1.     ADDITIONAL ACTIONS AND DOCUMENTS

                  Debtor hereby agrees to take or cause to be taken such further actions, to obtain such consents and approvals and to duly execute, deliver and file or cause to be executed, delivered and filed such further agreements, assignments, instructions, documents and instruments as may be necessary or as may be reasonably requested by Secured Party in order to fully effectuate the purposes, terms and conditions of this Agreement and the consummation of the transactions contemplated hereby, whether before, at or after the performance and consummation of the transactions contemplated hereby or the occurrence of a Default or Event of Default hereunder.

         8.2.     EXPENSES

                  Notwithstanding and without limiting any other provision of this Agreement or the Loan Documents, Debtor shall pay all actual costs and expenses including, without limitation, Secured Party's in-house documentation and diligence fees and legal expenses, and all search, audit, recording, professional and filing fees and expenses, and reasonable attorneys' fees and expenses, incurred by Secured Party or any of its Affiliates (a) in any effort to enforce this Agreement or any related agreement, document or instrument, or to effect collection hereunder or thereunder, (b) in connection with entering into this Agreement and the other Loan Documents and all related agreements, documents and instruments subject to the limitations set forth in Section 12.8 of the Loan Agreement, (c) arising in any way out of administration of the Obligations or the security interests or Liens created hereunder, including without limitation, any wire transfer fees or audit expenses or filing or recordation fees, (d) in connection with instituting, maintaining, preserving and enforcing Secured Party's rights hereunder and enforcing and foreclosing on the security interest and/or Liens in any of the Collateral, through judicial process or otherwise, (e) in defending or prosecuting any actions, claims or proceedings arising out of or relating to this Agreement, (f) in seeking or receiving any advice with respect to its rights and obligations under this Agreement and all related agreements, documents and instruments as a result of an Event of Default or reasonably anticipated Event of Default, and/or (g) in connection with any modification, restatement, supplement, amendment, waiver or extension of this Agreement or any related agreement, document or instrument, and all of the same may be charged to Debtor's account and shall be part of the Obligations.

         8.3.     NOTICES

                  Any notice or request hereunder shall be given to Debtor or to Secured Party at their respective addresses set forth below or at such other address as such Person may hereafter specify in a notice given in the manner required under this SECTION 8.3. Any notice or request hereunder shall be given by (a) hand delivery, (b) registered or certified mail, return receipt requested, (c) delivery by a nationally recognized overnight courier, (d) facsimile to the number set forth below (or such other number as may hereafter be specified in a notice given in the manner required under this SECTION 8.3) with telephone communication to a duly Authorized Officer of the recipient acknowledging receipt or as subsequently confirmed by a facsimile confirmation report, or (e) e-mail or other electronic transmission to the e-mail address set forth below (or such other e-mail address as may hereafter be specified in a notice given in the manner required under this SECTION 8.3) with telephone communication to a duly Authorized Officer of the recipient acknowledging receipt or as subsequently confirmed by an e-mail or electronic confirmation (whether automatic or manual from recipient). Except as expressly provided otherwise in this Agreement, notices and requests shall be deemed to have been given (w) in the case of hand delivery, upon receipt, (x) in the case of mail delivery, five (5) Business Days after being deposited in the mail, addressed as provided in this SECTION 8.3, (y) in the case of delivery by overnight courier, one (1) Business Day after deposit with such courier, and (z) in the case of delivery by facsimile or e-mail, upon telephone communication to a duly Authorized Officer of the recipient acknowledging receipt or as subsequently confirmed by a facsimile confirmation report or e-mail or electronic confirmation (whether automatic or manual from recipient), as applicable (each of the foregoing clauses being a "RECEIPT").

                           (i)      If to Secured Party:

                                    CapitalSource Finance LLC 1133 Connecticut
                                    Avenue, N.W.
                                    Suite 310
                                    Washington, D.C.  20036
                                    Attention: Loan Management Officer
                                               General Counsel
                                    Telephone:  (202) 862-7300
                                    FAX:  (202) 862-4990
                                    E-Mail: rdailey@capitalsource.com

                                    and     smuseles@capitalsource.com

                           (ii)     If to Debtor:

                                    APS Healthcare Holdings, Inc.
                                    6705 Rockledge Drive
                                    Suite 200
                                    Bethesda, Maryland  20817
                                    Attention:     Steve DaRe
                                                   EVP of Finance and CAO
                                    Telephone:  (800) 305-3720 ext. 3058
                                    FAX:  (301) 622-3967
                                    E-Mail:  sdare@apscare.com

                           with a copy to:

                                    Scott Meza, Esq.
                                    Mintz, Levin, Cohn, Ferris, Glovsky and
                                    Popeo, P.C.
                                    One Fountain Square
                                    11911 Freedom Drive
                                    Reston, Virginia  20190
                                    Telephone:  (703) 464-7300
                                    FAX:  (703) 464-4895

         8.4.     DELAY

                  No renewal or extension of this Agreement, any security interests or Liens created hereunder or rights or obligations hereunder, release of Debtor or any of the foregoing or delay or omission on Secured Party's part in enforcing this Agreement or any other Loan Document or in exercising any right, remedy, option or power hereunder or under any Loan Document shall affect the liability of Debtor or operate as a waiver of such or of any other right, remedy, power or option or of any default.

         8.5.     GOVERNMENTAL APPROVALS

                  Upon the exercise by Secured Party or any of its Affiliates of any right or remedy under this Agreement or any Loan Document that requires any consent or registration with, or consent, qualification or authorization by, of any Governmental Authority, Debtor will, and will cause its

Subsidiaries to, execute and deliver all applications, certificates, instruments and other documents that Secured Party may be required to obtain for such governmental consent, registration, qualification or authorization.

         8.6.     RELEASE OF COLLATERAL

                  Promptly following full performance and satisfaction and indefeasible payment in full in cash of the Obligations and the termination of the Loan Agreement, the security interests and Liens created hereby shall terminate and Secured Party shall execute and deliver such documents, at Debtor's expense, as are necessary to release Secured Party's security interests and Liens in the Collateral.

         8.7.     SUCCESSORS AND ASSIGNS; PARTICIPATIONS; NEW SECURED PARTIES

                  (a) This Agreement shall inure to the benefit of Secured Party, all Transferees and all future holders of the Note, any of the Obligations or any of the Collateral, and each of their respective successors and permitted assigns. Debtor may not assign, delegate or transfer this Agreement or any of its rights or obligations under this Agreement or any Loan Document without the prior written consent of Secured Party. This Agreement shall be binding upon Debtor and its respective successors and assigns.

                  (b) IF Secured Party AT ANY TIME AND FROM TIME TO TIME sellS, assignS OR transferS all or any part of its rights or obligations under, OR PARTICIPATING INTERESTS IN, this Agreement, the Note, THE OBLIGATIONS, THE COLLATERAL and the Loan Documents TO ONE OR MORE OTHER PERSONS, INCLUDING, WITHOUT LIMITATION, FINANCIAL INSTITUTIONS IN CONFORMANCE WITH THE LOAN AGREEMENT (EACH SUCH TRANSFEREE OR PURCHASER OF A PARTICIPATING INTEREST, A "TRANSFEREE"), the Transferee shall have all of the rights and benefits with respect to the portion of such Obligations, the Note, the Collateral, this Agreement and the Loan Documents held by it as fully as if such Transferee were the original holder thereof (including without limitation rights of set-off and recoupment), and shall become vested with all of the powers and rights given to Secured Party hereunder, and shall be deemed to be a "Secured Party" for all purposes hereunder, the predecessor Secured Party shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interests so assigned, and either Secured Party or any Transferee may be designated as the sole agent to manage the transactions and obligations contemplated herein. The Debtor hereby grants to any Transferee or any assignee or other transferee or Secured Party a continuing security interest and Lien in the Collateral and any deposits, moneys or other property actually or constructively held by such Transferee, assignee or transferee as security for such Person's interest in the Obligations, Note, the Collateral and/or this Agreement and/or the Loan Documents.

                  (c) Notwithstanding any other provision of any Loan Document, Secured Party may divulge to any Transferee, participant in and future holders of the Loan, or any portion thereof, all information, and may furnish to such participant copies of reports, financial statements, certificates, and documents obtained under any provision of this Agreement or any Loan Document.

         8.8.     SEVERABILITY

                  If any term or provision of this Agreement is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity or unenforceability without affecting the validity or enforceability of, the remainder of this Agreement which shall be given effect so far as possible.

         8.9.     SURVIVAL

                  It is the express intention and agreement of the parties hereto that all covenants, representations, agreements, obligations, warranties, waivers and indemnities made by Debtor herein shall survive the execution, delivery and termination of this Agreement until all Obligations are performed in full and indefeasibly paid in full in cash.

         8.10.    RIGHTS AND REMEDIES NOT EXCLUSIVE

                  (a) Secured Party shall have the right in its sole discretion to determine which rights, powers, Liens, security interests or remedies Secured Party may at any time pursue, relinquish, subordinate or modify or to take any other action with respect thereto and such determination will not in any way modify or affect any of Secured Party's rights, powers, Liens, security interests or remedies hereunder or under any of the Loan Documents or under applicable law or at equity or otherwise.

                  (b) The enumeration of the rights and remedies herein is not intended to be exhaustive. The rights and remedies of Secured Party described herein are cumulative and are not alternative to or exclusive of any other rights or remedies which Secured Party otherwise may have by contract or at law or in equity, and the partial or complete exercise of any right or remedy shall not preclude any other further exercise of such or any other right or remedy.

         8.11.    EFFECTIVENESS AND TERMINATION

                  This Agreement shall be effective on the date hereof and shall continue in full force and effect until full performance and indefeasible payment in full in cash of all Obligations and termination of the Loan Agreement, all in accordance with the Loan Agreement, and the rights and powers and security interests and liens granted to Secured Party hereunder and the financing statements filed pursuant hereto shall continue in full force and effect notwithstanding the termination of this Agreement or the fact that Debtor's borrowings under the Loan Agreement may from time to time be temporarily in a zero or credit position, until all of the Secured Obligations have been indefeasibly paid in full in cash and performed and satisfied in full. Debtor waives any rights which it may have under Section 9-404(1) of the UCC or otherwise to demand the filing of termination statements with respect to the Collateral, and Secured Party shall not be required to send such termination statements to Debtor, or to file them with any filing office, unless and until this Agreement shall have been terminated in accordance with its terms and all Obligations shall have been performed fully and indefeasibly paid in full in cash.

         8.12.    GOVERNING LAW; JURISDICTION; CONSTRUCTION

                  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to its choice of law provisions (other than Section 5-1401 of the New York General Obligation Law). Any judicial proceeding brought by or against Debtor with respect to any of the Obligations or any of the rights or security interests or Liens created hereunder, this Agreement or any related agreement may be brought in any federal or state court of competent jurisdiction located in the State of New York, and, by execution and delivery of this Agreement, Debtor accepts for itself and in connection with its properties generally and unconditionally the non-exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement or any of the Loan Documents or any such other agreement. Debtor hereby waives personal service of process and agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with SECTION 8.3, and service so made shall be deemed completed on the third (3rd) Business Day after mailing. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Secured Party to bring proceedings against Debtor in the courts of any other jurisdiction having jurisdiction over Debtor. Debtor waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon FORUM NON CONVENIENS. Any judicial proceeding by Debtor against Secured Party involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with the Obligations, any security interest or Lien created hereunder, this Agreement or any of the other Loan Documents, shall be brought only in a federal or state court located in the State of New York. Each party hereto acknowledges that both parties participated in the negotiation and drafting of this Agreement and that, accordingly, neither party shall move or petition a court construing this Agreement to construe it more stringently against one party than against the other.

         8.13.    CAPTIONS

                  The captions in this Agreement are intended for convenience and reference only and do not constitute and shall not be interpreted as part of this Agreement, and shall not affect the meaning or interpretation of this Agreement.

         8.14.    COUNTERPARTS

                  This Agreement may be executed in one or more counterparts, all of which taken together shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission, which facsimile signatures shall be considered original executed counterparts for purposes of this SECTION 8.14, and each party to this Agreement agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party to this Agreement.

         8.15.    INDEMNITY

                  (a) Notwithstanding and without limiting any other provision of this Agreement or any Loan Document, Debtor shall indemnify Secured Party and its Affiliates and their respective managers, members, officers, employees, agents, representatives, accountants and attorneys (collectively, the "INDEMNIFIED PERSONS") from and against any and all liabilities, obligations, damages, penalties, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, Secured Party's in-house documentation and diligence fees and legal expenses and reasonable fees and disbursements of counsel) which may be imposed on, incurred by or asserted against Secured Party or any other Indemnified Person with respect to or arising out of, or in any litigation, proceeding or investigation instituted or conducted by any Governmental Authority or any other Person with respect to any aspect of, or any transaction contemplated by or referred to in, or any matter related to or any aspect of, this Agreement or the Obligations, the Collateral, the Note or any of the Loan Documents or any agreement or document contemplated hereby or thereby, whether or not Secured Party or such Indemnified Person is a party thereto, except to the extent that any of the foregoing arises out of the gross negligence or willful misconduct of Secured Party or such Indemnified Person. Secured Party agrees to give Debtor reasonable notice of any event of which Secured Party becomes aware for which indemnification may be required under this SECTION 8.15, and Secured Party may elect (but is not obligated) to direct the defense thereof, provided that the selection of counsel shall be subject to Debtor's consent, which consent shall not be unreasonably withheld or delayed. Secured Party and any other Indemnified Person may, in its reasonable discretion, take such actions as it deems necessary and appropriate to investigate, defend or settle any event or take other remedial or corrective actions with respect thereto as may be necessary for the protection of Secured Party or any of the other Indemnified Persons, its or their interest or the Collateral generally.

                  (b) Notwithstanding and without limiting any other provision of this Agreement or any Loan Document, Debtor shall defend the Collateral from and against all liabilities, obligations, damages, penalties, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever and all claims and demands of all Persons at any time claiming the same or any interest therein and pay all costs and expenses incurred in connection with such defense (including, without limitation, Secured Party's in-house documentation and diligence fees and legal expenses and reasonable fees and disbursements of counsel) which may be imposed on, incurred by or asserted against Secured Party or any other Indemnified Person or otherwise, and, at Debtor's sole cost and expense (including, without limitation, Secured Party's in-house documentation and diligence fees and legal expenses and reasonable fees and disbursements of counsel), settle any and all such claims and disputes (provided such settlement is approved by Secured Party in its sole discretion) and indemnify and protect Secured Party and the other Indemnified Parties against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever arising therefrom or connected thereto or out of any such reclamation, return or repossession of any of the Collateral, PROVIDED, HOWEVER, if Secured Party shall so elect, it shall have the right at all times to settle, compromise or litigate all such claims or disputes directly upon such terms and conditions as Secured Party deems advisable, and to charge all costs and expenses thereof (including, without limitation, Secured Party's in-house documentation and diligence fees and legal expenses and reasonable fees and disbursements of counsel) to Debtor's account and to add them to the Obligations.

                  (c) To the extent that Secured Party obtains recovery from a third party other than an Indemnified Person of any of the amounts that Debtor has paid to Secured Party pursuant to the provisions of this SECTION 8.15, then Secured Party shall promptly pay to Debtor the amount of such recovery.

         8.16.    SETOFF

                  In addition to any other rights Secured Party may have hereunder or under any of the Loan Documents or under applicable law or at equity or otherwise, upon the occurrence and continuation of any Event of Default Secured Party shall have the right to apply any property of Debtor held by Secured Party to reduce the Obligations.

         8.17.    WAIVER OF NOTICE

                  Debtor hereby waives demand, presentment, protest, notice of dishonor or non-payment, as well as all defenses and counterclaims with respect to any and all instruments, notice of Loans or Advances made, credit extended, collateral received or delivered, or any other action taken by Secured Party in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

         8.18.    WAIVER OF DEFENSES

                  Debtor hereby waives any and all defenses and counterclaims it may have or could interpose in any action or procedure brought by Secured Party to obtain an order of court recognizing the assignment or security interests and Liens of Secured Party in and to Account, Receivable or other Collateral, whether payable to Debtor or any of its Subsidiaries and whether or not payable by a Medicaid/ Medicare Account Debtor.

         8.19.    DISCHARGE OF DEBTOR'S OBLIGATIONS

                  In addition to and notwithstanding any other provision of this Agreement or any Loan Document, Secured Party, in its sole discretion, shall have the right at any time that Debtor fails to do so, without prior notice to Debtor, to: (i) obtain insurance covering any of the Collateral; (ii) pay for the performance of any of the Debtor's obligations hereunder; (iii) discharge taxes, liens, security interests, or other encumbrances at any time levied or placed on any of the Collateral in violation of this Agreement unless Debtor is in good faith with due diligence by appropriate proceedings contesting those items; and (iv) pay for the maintenance and preservation of any of the Collateral. Such expenses and advances shall be added to the Obligations, until reimbursed to Secured Party and shall be secured by the Collateral. Any such payments and advances by Secured Party shall not be construed as a waiver by Secured Party of an Event of Default or any other rights, remedies or powers of Secured Party hereunder or under any other Loan Document or otherwise.

         8.20.    JURY WAIVER

                  EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR INCIDENTAL TO THE DEALINGS OF THE PARTIES WITH RESPECT TO THIS AGREEMENT OR THE TRANSACTIONS EVIDENCED OR CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT EITHER PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 8.20 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY.

         8.21.    ENTIRE AGREEMENT

                  This Agreement and the other Loan Documents constitute the entire agreement between Debtor and Secured Party with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings, if any, relating to the subject matter hereof or thereof, including, without limitation, that certain term sheet dated March 6, 2001, between Debtor and Secured Party. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by Debtor and Secured Party. Neither this Agreement nor any portion hereof may be amended, waived, supplemented, canceled or terminated orally or by any course of dealing or in any other manner other than by an agreement in writing signed by both Secured Party and Debtor. Any waiver of this Agreement by Secured Party shall be limited solely to the express terms and provisions of such waiver. Each party to this Agreement acknowledges that it has been advised by counsel in connection with the negotiation and execution of this Agreement and the Loan Documents and is not relying upon oral representations or statements inconsistent with the terms and/or provisions of this Agreement.

         8.22.    SOLE DUTY OF SECURED PARTY

                  Secured Party shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights pertaining thereto.

         8.23.    CONFIDENTIALITY AND PUBLICITY

                  Debtor agrees, and agrees to cause each of its Subsidiaries and Affiliates, (a) to treat this Agreement and all other Loan Documents and all provisions of the Loan Documents confidentially, and not to transmit any copy hereof or thereof, in whole or in part, to any Person, except for disclosures to the lenders, investors, partners, accountants and other professional advisors of Debtor, and (b) that Debtor shall inform all such Persons of the confidential nature hereof and thereof and shall direct them to treat the same confidentially and that each of them shall agree to be bound by these provisions. Secured Party shall be entitled to publicize this Agreement, the other Loan Documents and the transactions contemplated and consummated hereby and thereby in accordance with its customary practices.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

                  IN WITNESS WHEREOF, each of the parties hereto has duly executed this Security Agreement as of the date first written above.

                                      APS HEALTHCARE HOLDINGS, INC.,


                                      ------------------------------------------
                                      By:
                                          --------------------------------------
                                      Its:
                                           -------------------------------------



                                      CAPITALSOURCE FINANCE LLC


                                      ------------------------------------------
                                      By: Steven A. Museles
                                      Its: Senior Vice President

                                    EXHIBIT A

                  PLACES OF BUSINESS AND CHIEF EXECUTIVE OFFICE

                  Principal place of business:

                  6705 Rockledge Drive
                  Suite 200
                  Bethesda, MD 20817


                  Executive office:

                  APS Healthcare Holdings, Inc.
                  c/o APS Healthcare, Inc.
                  6705 Rockledge Drive
                  Suite 200
                  Bethesda, MD 20817

                                                                       Exhibit E

                                                                  EXECUTION COPY

                              AMENDED AND RESTATED
                             STOCK PLEDGE AGREEMENT


                  THIS STOCK PLEDGE AGREEMENT is entered into as of this 23rd day of July, 2001, by and between CAPITALSOURCE FINANCE LLC, a Delaware limited liability company ("SECURED PARTY"), and APS HEALTHCARE, INC., APS HEALTHCARE HOLDINGS INC., APS HEALTHCARE BETHESDA INC., and APS HEALTHCARE NORTHWEST, INC., jointly and severally (each individually and together collectively, "PLEDGOR"), each with principal executive offices at the locations listed in the Loan Agreement, as defined below.

                  WHEREAS, Secured Party has purchased and accepted an assignment of certain Loans, Financing Documents and Security Documents, among other things, from Bank of America, N.A. as defined in and as set forth more fully in that certain Assignment of Loans, Financing Documents And Certain Conversion Shares and Rights Related Thereto, dated as of the date hereof, by and between Bank of America, N.A. and Secured Party, which assigned documents include (i) that certain Pledge Agreement between Borrower and Agent, as those terms are defined therein, (ii) that certain Holding Company Pledge Agreement between the Party and the Agent, as those terms are defined therein, and (iii) that certain Subsidiary Pledge Agreement between American Psych Systems, Inc., by which name APS Healthcare Holdings Inc. was formerly known, and the Agent, as that term is defined therein, all dated as of December 23, 1998, as the same may have been amended, modified or restated from time to time, each of which are being amended and restated in their entirety hereby;

                  WHEREAS, Borrower and Secured Party have entered into that certain Amended and Restated Credit Agreement (Term Loan), dated as of July 20, 2001 (as amended, supplemented, modified or restated from time to time, the "LOAN AGREEMENT"), pursuant to which Borrower has agreed to borrow from Secured Party, and Secured Party has agreed to lend to Borrower, certain amounts pursuant to a credit facility, all in accordance with and subject to the terms and conditions set forth in the Loan Agreement, which borrowings are evidenced by a Term Note A and a Term Note B, executed and delivered by Debtor, dated as of even date herewith (the "NOTE,") as the same may be amended, supplemented or modified from time to time;

                  WHEREAS, Pledgor has requested that Secured Party extend such revolving credit facility to Borrower pursuant to the terms of, and that Borrower and Secured Party execute, deliver and perform under, the Loan Agreement and the other Loan Documents;

                  WHEREAS, Pledgor is a shareholder of Borrower and, pursuant to and as required by the Loan Agreement, has executed and delivered a Guaranty of Shareholder of even date herewith (the "GUARANTY");

                  WHEREAS, as a condition precedent to the obligation of Secured Party to execute and deliver and perform under the Loan Agreement and to make the Loan and Advances pursuant to the Loan Agreement, Pledgor is required, and has agreed, to execute and deliver this Agreement and to pledge to Secured Party hereunder the Collateral (as hereinafter defined) as security for Pledgor's obligations under the Guaranty;

                  WHEREAS, Secured Party is willing to execute, deliver and perform under the Loan Agreement and to make the Facility available only upon the condition that Pledgor executes and delivers to Secured Party the Guaranty and this Agreement and agrees to perform and to comply with his or her obligations under the Guaranty and this Agreement; and

                  WHEREAS, Pledgor acknowledges and confirms that, as a shareholder of Borrower, (a) it will benefit from the execution, delivery and performance by Secured Party of the Loan Agreement and the advancement of the Facility and the Loan to Borrower, (b) the Loan by Secured Party constitutes valuable consideration to Pledgor, (c) the Guaranty and this Agreement are intended to be an inducement to Secured Party to execute, deliver and perform the Loan Agreement and to extend credit and the Loan to Borrower, and (d) Secured Party is relying upon the Guaranty and this Agreement in making and advancing the Loan to Borrower.

                  NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, and as an inducement for Secured Party to enter into the Loan Agreement and other Loan Documents, the parties hereto, intending to be legally bound hereby, agree as follows:

1.       DEFINITIONS AND REFERENCES

         1.1.     DEFINED TERMS

                  As used in this Agreement, the following terms shall have the meanings specified in this SECTION 1.1. The capitalized terms not defined herein shall have the meaning assigned to them in the Loan Agreement:

                  "AGREEMENT" shall be defined to mean this Stock Pledge Agreement as amended, supplemented, restated or modified from time to time.

                  "COLLATERAL" shall mean, collectively and each individually,
(i) the issued and outstanding shares of capital stock and other equity securities and ownership interests of Borrower owned or held of record or beneficially by Pledgor on the date hereof in the amounts set forth on and as listed on SCHEDULES 1.1 (A), (B), (C) AND (D) (and the certificates, copies of which are attached hereto, representing such shares and other equity securities and ownership interests); (ii) all other shares of capital stock and other equity securities and ownership interests of Borrower and all shares of capital stock and other equity securities and ownership interests of any entity that hereafter becomes a Subsidiary Guarantor pursuant to the Loan Agreement, in each case owned or held of record or beneficially by Pledgor at any time (and the certificates representing such shares and other equity securities and ownership interests); and (iii) any and all replacements, products and proceeds of, and dividends, distributions in property, returns of capital or other distributions made on or with respect to, any of the foregoing shares and other equity securities and ownership interests.

                  "DEFAULT" shall mean any event, fact, circumstance or condition that, with the giving of applicable notice or passage of time or both, would constitute or be or result in an Event of Default hereunder or under any Loan Document.

                  "EVENT OF DEFAULT" shall mean the occurrence of any of the events set forth in ARTICLE VI.

         1.2.     ACCOUNTING TERMS

                  Unless otherwise specified, as used in this Agreement or in any certificate, report, instrument or other document made or delivered pursuant to this Agreement, all accounting terms not defined in this Agreement or in the Loan Agreement or Guaranty shall have the meanings given to such terms in and shall be interpreted in accordance with GAAP; PROVIDED, HOWEVER, that if any change in

GAAP in effect on the Closing Date shall result in a change in any calculation (or the meaning or effect of any calculation) required to determine compliance with any provision contained in this Agreement, the parties will amend such provision in a manner to reflect such change such that the determination of compliance with such provision shall yield the same result as would have been obtained prior to such change in GAAP. Until any such amendment is entered into, all such covenants shall be calculated in accordance with GAAP as in effect immediately preceding such change.

         1.3.     OTHER DEFINITIONAL PROVISIONS

                  All capitalized terms in this Agreement and not defined herein shall have the defined meanings provided in the Loan Agreement or the Guaranty. Whenever the context so requires, each reference to gender includes the masculine and feminine, the singular number includes the plural and vice versa. The words "hereof" "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and references to section, article, annex, schedule, exhibit and like references are references to this Agreement unless otherwise specified. A Default or Event of Default shall "continue" or be "continuing" until such Default or Event of Default has been cured or waived by Secured Party. References in this Agreement to any Person shall include such Person and its successors and permitted assigns.

2.       PLEDGE OF COLLATERAL

                  (a) As security for the due and punctual payment and performance by Borrower of all of its obligations under the Loan Agreement and this Agreement, and other Pledgor of its respective obligations under the Guaranty and this Agreement (collectively, the "SECURED OBLIGATIONS"), Pledgor, jointly and severally, hereby (i) pledges and assigns to Secured Party all of the Collateral and all of its right, title and interest in and to the Collateral, and (ii) grants to Secured Party a continuing first priority security interest in and Lien upon the Collateral and the proceeds thereof.

                  (b) Simultaneously with the execution of this Agreement, Pledgor shall deliver to Secured Party all certificates representing the Collateral described in clause (i) of the definition of Collateral, and will deliver to Secured Party all certificates representing the Collateral described in clauses (ii) and (iii) of the definition of Collateral within five (5) Business Days after Pledgor's acquisition of such shares or other equity securities or ownership interests or other items. Each such certificate shall be registered in the name of Pledgor, duly endorsed in blank or accompanied by a stock power duly executed by Pledgor in blank, in form and substance satisfactory to Secured Party, with any and all documentary tax stamps and other documents necessary to cause Secured Party to have a good, valid and perfected continuing first priority pledge of, Lien on and security interest in the Collateral, free and clear of any mortgage, pledge, Lien, security interest, hypothecation, assignment, charge, right, encumbrance or transfer or other for the purchase of certain of such stockholders' shares of capital stock of Borrower (individually, "ENCUMBRANCE" and collectively, "ENCUMBRANCES"), including, without limitation, any necessary notations in the corporate or other records books of Pledgor or the entity in which such shares, equity securities or ownership interests evidence an ownership stake. At any time following the occurrence and continuation of an Event of Default, any or all of the Collateral, at the option of Secured Party exercised in accordance with SECTION 3(D) hereof, may be registered in the name of Secured Party or of its nominee, and Pledgor hereby covenants that, upon demand therefor by Secured Party, Pledgor shall or shall cause Borrower or such other entity in which such shares, equity securities or ownership interests evidence an ownership stake to effect such registration.

                  (c) Secured Party hereby confirms receipt of the certificates representing the Collateral described in clause (i) of the definition of Collateral and agrees to hold the Collateral in accordance with the terms of this Agreement.

                  (d) Secured Party shall have the right, but not the obligation, to pay any taxes or levies on or relating to the Collateral and any costs to preserve the Collateral, which payments shall be made for the account of Pledgor and shall constitute a part of the Secured Obligations.

                  (e) Within three (3) calendar days of any request by Secured Party, Pledgor, at its own cost and expense, will duly execute and deliver to Secured Party such financing statements, continuation statements, assignments, certificates and/or such other documents as Secured Party may request relating to the Collateral or otherwise to enable Secured Party to create, maintain and perfect or from time to time renew the security interests granted hereby or to create, maintain and perfect a security interest in any additional Collateral hereafter acquired by Pledgor or in any and all additions to and/or replacements, products and proceeds of any of the foregoing, all in form and substance satisfactory to Secured Party. Pledgor will pay all costs associated therewith, including without limitation, the cost of filing any of the foregoing in all public offices or other locations wherever Secured Party deems filing to be necessary or desirable. Pledgor irrevocably grants Secured Party the right, at Secured Party's option, to file any or all of the foregoing pursuant to the UCC and otherwise without Pledgor's signature, and Debtor irrevocably appoints Secured Party as Pledgor's attorney in fact to execute any of the foregoing in Pledgor's name and to perform all other acts that Secured Party deems appropriate to perfect and continue the security interests conferred by this Agreement or otherwise to effect fully the purposes, terms and conditions of this Agreement and the Guaranty.

                  (f) No injury to, or loss or destruction of, the Collateral or any Material Adverse Effect or Material Adverse Change shall relieve Debtor of any of the Secured Obligations.

                  (g) Secured Party shall have the right, but not the obligation, to pay any taxes or levies on or relating to the Collateral and any costs to preserve the Collateral, which payments shall be made for the account of Debtor and shall constitute a part of the Secured Obligations.

3.       VOTING RIGHTS, DIVIDENDS AND DISTRIBUTIONS

                  So long as no Event of Default shall have occurred or would result from or be caused by any of the following:

                  (a) Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers relating or pertaining to the Collateral or any part thereof, subject to the terms hereof;

                  (b) Pledgor shall be entitled to receive and retain cash dividends payable on the Collateral; PROVIDED, HOWEVER, that all other dividends (including, without limitation, stock and liquidating dividends), distributions in property, returns of capital and other distributions made on or in respect of the Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock, equity securities or other ownership interests of Borrower or any Subsidiary or Borrower or any other Person or received in exchange for the Collateral or any part thereof or as a result of any merger, consolidation, acquisition, transfer, sale or disposition of the Collateral or other exchange of assets to which Borrower or any Subsidiary or Borrower or any other Person may be a party or otherwise, and any and all cash and other property received in exchange for or redemption of any of the Collateral, shall be retained by Secured Party, or, if delivered to Pledgor, shall be held in trust for the benefit of Secured Party and forthwith delivered to Secured Party and shall be considered as part of the Collateral for all purposes of this Agreement;

                  (c) Secured Party shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, powers of attorney, dividend orders and other instruments as Pledgor may request for the purpose of enabling Pledgor to exercise the voting and/or consensual rights and powers that Pledgor is entitled to exercise pursuant to SECTION 3(A) and/or to receive the dividends that Pledgor is authorized to receive and retain pursuant to SECTION 3(B); and Pledgor shall execute and deliver to Secured Party all proxies, powers of attorney, dividend orders and other instruments and documents as may be required or may be requested by Secured Party to enable Secured Party to receive and retain the dividends, distributions in property, returns of capital and other distributions it is authorized to receive and retain pursuant to SECTION 3(B); and

                  (d) Upon the occurrence and during the continuance of an Event of Default, all rights of Pledgor to exercise the voting and/or consensual rights and powers that Pledgor is entitled to exercise pursuant to SECTION 3(A) and/or to receive the dividends that Pledgor is authorized to receive and retain pursuant to SECTION 3(B) shall cease immediately, without any notice to Pledgor or action by or on behalf of Secured Party or any other Person, and all such rights shall thereupon become vested in Secured Party automatically without any action by any Person, and Secured Party shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers and/or to receive and retain such dividends. In such case, Pledgor shall execute and deliver such proxies, powers of attorney, dividend orders and other instruments and documents as Secured Party may request or as may be otherwise required or desirable to enable Secured Party to exercise such rights and receive such dividends. In addition, Secured Party is hereby appointed the attorney-in-fact of Pledgor, with full power of substitution, which appointment as attorney-in-fact is irrevocable and coupled with an interest, to take all such actions after the occurrence of and during the continuance of an Event of Default, whether in the name of Secured Party or Pledgor, as Secured Party may consider necessary or desirable for the purpose of exercising such rights and receiving such dividends. Any and all money and other property paid over to or received by Secured Party pursuant to the provisions of this SECTION 3(D) shall be retained by Secured Party as part of the Collateral and shall be applied in accordance with the provisions hereof.

4.       REMEDIES ON DEFAULT

                  (a) Notwithstanding and without limiting any other provision of this Agreement, the Guaranty or any of the Loan Documents, if at any time an Event of Default shall have occurred and be continuing, then, in addition to having the right to exercise any right or remedy of a secured party upon default under the UCC (as defined in the Loan Agreement) or the Uniform Commercial Code as then in effect in the jurisdiction in which the Collateral is held by Secured Party, Secured Party may, to the extent permitted by law, without being required to give any notice to Pledgor or to take or do any action (except as provided below):

                           (i) apply any cash held by it hereunder in the manner
provided in SECTION 4(M); and

                           (ii) if there shall be no such cash or if the cash so
applied shall be insufficient to pay in full the items specified in SECTION 4(M)(I) and 4(M)(II), collect, receive, appropriate and realize upon the Collateral or any part thereof, and/or sell, assign, transfer, contract to sell or otherwise dispose of and deliver the Collateral or any part thereof, in its entirety or in portions, at public or private sale or at any broker's board, on any securities exchange or at any of Secured Party's places of business or elsewhere, for cash, upon credit or for future delivery, and at such price or prices as Secured

Party may deem best, and Secured Party may (except as otherwise provided by law) be the purchaser of any or all of the Collateral so sold and thereafter may hold the same, absolutely, free from any right or claim of whatsoever kind.

                  (b) In the event of a sale as aforesaid, Secured Party may, at any such sale, if it deems it advisable to do so, restrict the number of prospective bidders or purchasers and/or further restrict such prospective bidders or purchasers to Persons who will represent and agree that they are purchasing for their own account, for investment and not with a view to the distribution or resale of the Collateral, and may otherwise require that such sale be conducted subject to restrictions as to such other matters as Secured Party may deem necessary in order that such sale may be effected in such manner as to comply with all applicable state and federal securities and other laws. Upon any such sale, Secured Party shall have the right to deliver, assign and transfer the Collateral so sold to the purchaser thereof.

                  (c) Pledgor hereby acknowledges that, notwithstanding that a higher price might be obtained for the Collateral at a public sale than at a private sale or sales, the making of a public sale of the Collateral may be subject to registration requirements under applicable securities laws and other legal restrictions, compliance with which would require such actions on the part of Pledgor, would entail such expenses and would subject Secured Party, any underwriter through whom the Collateral may be sold or any controlling person of any of the foregoing to such liabilities, as would make a public sale of the Collateral impractical. Accordingly, Pledgor hereby agrees that private sales made by Secured Party in good faith in accordance with the provisions of this
ARTICLE IV may be at prices and on other terms less favorable to the seller than if the Collateral were sold at a public sale, and that Secured Party shall not have any obligation to take any steps in order to permit the Collateral to be sold at a public sale, a private sale being considered or deemed to be a sale in a commercially reasonable manner.

                  (d) Pledgor also hereby acknowledges that any private sale of the Collateral may be subject to compliance with federal and state securities and/or other laws. If the applicable requirements under the Securities Act of 1933, as amended, or such other laws cannot be satisfied at the time of a proposed sale of the Collateral by Secured Party, Pledgor hereby agrees to substitute for the Collateral other property owned by Pledgor, free and clear of all Encumbrances, of at least equal value as the Collateral as of the date of such proposed sale.

                  (e) Each purchaser at any such sale shall hold the property sold, absolutely free from any claim or right whatsoever, including any equity or right of redemption of Pledgor, and Pledgor hereby specifically waives all rights of redemption, stay or appraisal and other rights that Pledgor has or may have under any law, regulation or statute now existing or hereafter adopted or otherwise. Secured Party shall give Pledgor not less than five (5) calendar days' written notice of its intention to make any such public or private sale. Such notice, in case of a public sale, shall state the time and place fixed for such sale, and, in case of a sale at broker's board, on a securities exchange, at one or more of Secured Party's places of business or elsewhere, shall state the board, exchange or other location at which such sale is to be made and the day on which the Collateral, or that portion thereof so being sold, will first be offered for sale at such location. Such notice, in case of a private sale, shall state only the date on or after which such sale may be made. Any such notice given as aforesaid shall be deemed to be reasonable notification.

                  (f) Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. At any sale the Collateral may be sold in one lot as an entirety or in parts, as Secured Party may determine. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.

                  (g) Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose its Lien or security interest arising from this Agreement and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

                  (h) Notwithstanding and without limiting any other provision of this Agreement, the Guaranty or any of the Loan Documents, upon the occurrence and continuation of an Event of Default, Secured Party or its nominee shall have the right, without notice to or the consent of Pledgor, to exercise any and all rights of conversion, exchange or subscription and any other rights, privileges or options pertaining to any of the Collateral as if it were the absolute owner thereof, including, without limitation, the right to transfer, sell, dispose of or exchange, at its discretion, any or all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of Borrower or the applicable Subsidiary Guarantor, or upon the exercise by Pledgor, Borrower or the applicable Subsidiary Guarantor of any right, privilege or option pertaining to any of the Collateral, and, in connection therewith, to deposit and deliver any or all of the Collateral with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as Secured Party may determine.

                  (i) On any sale of any part of the Collateral, Secured Party is hereby authorized to comply with any limitation or restriction in connection with such sale that may be necessary in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser(s) by any Governmental Authority or officer or court.

                  (j) Pledgor hereby acknowledges, understands and agrees that Secured Party (i) may exercise its rights under the Guaranty and the Loan Documents, whether or not they provide security for any of the Secured Obligations, without exercising its rights hereunder or affecting the security provided hereunder, and (ii) may proceed against all or any portion of the Collateral and all other collateral securing any of the Secured Obligations in such order and at such time as determined by Secured Party, in its sole discretion. Pledgor hereby expressly waives any rights under the doctrine of marshalling of assets.

                  (k) Pledgor hereby acknowledges, understands and agrees that compliance with the foregoing procedures shall satisfy any applicable requirements that such sale or disposition be made in a commercially reasonable manner, and shall result in such sale or disposition being considered and deemed to have been made in a commercially reasonable manner.

                  (l) Each of the rights, powers and remedies provided herein, in the Guaranty or in any Loan Document or now or hereafter existing at law, in equity, by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for herein or therein or now or hereafter existing at law, in equity, by statute or otherwise. The exercise of any such right, power or remedy shall not preclude the simultaneous or later exercise of any or all other such rights, powers or remedies. No notice to or demand on Pledgor in any case shall entitle Pledgor to any other notice or demand in similar or other circumstances.

                  (m) The proceeds of any collection, recovery, disposition or sale shall be applied by Secured Party in the following order:

                  (i) FIRST, to the payment of all costs and expenses of every kind incurred by Secured Party in connection therewith or incidental to the care, safekeeping or otherwise of any of the Collateral, and to the payment of all sums which Secured Party may be required or may elect to pay, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments that Secured Party may be required or authorized to make under any provision of this Agreement including, without limitation, Secured Party's in-house documentation and diligence fees and legal expenses, search, audit, recording, professional and filing fees and expenses and reasonable attorneys' fees and expenses;

                  (ii) SECOND, to the payment of any other amounts due under the Secured Obligations (starting first with any and all unpaid charges, expenses and fees under the Guaranty and Loan Documents, then to any unpaid interest on the Note, and then to the unpaid principal balance owed by Pledgor under the Guaranty and Loan Documents);

                  (iii) THIRD, to the satisfaction of indebtedness secured by any subordinate security interest of record in the Collateral if written notification of demand therefor is received before distribution of the proceeds is completed; provided that the holder of a subordinate security interest shall furnish reasonable proof of its interest to Secured Party, and unless it does so, Secured Party need not address its claims; and

                  (iv) FINALLY, to the payment to Pledgor of any surplus then remaining from such proceeds, unless otherwise required by law or directed by a court of competent jurisdiction; PROVIDED that Pledgor shall be liable for any deficiency if such proceeds are insufficient to satisfy all of the Secured Obligations.

5.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR

                  (a) Each Pledgor represents and warrants to Secured Party as of the date hereof (which representations and warranties shall survive the execution and delivery of this Agreement and the making of Advances under the Loan Agreement) as to the Collateral listed on the Schedule hereto applicable to such Pledgor as follows:

                           (i) Each Pledgor is a corporation, with Chief
Executive Offices located at 6705 Rockledge Road, Suite 200, Bethesda, Maryland 20817;

                           (ii) Pledgor has all requisite power and authority to
(A) own the Collateral, (B) execute, deliver and perform this Agreement, (C) pledge the Collateral, and (D) grant the security interests and Liens in the Collateral pursuant to this Agreement, and Pledgor is under no legal restriction, or limitation that would prevent it from doing any of the foregoing;

                           (iii) the execution, delivery and performance by
Pledgor of this Agreement have been duly and validly authorized by all necessary actions on the part of Pledgor (none of which actions have been modified or rescinded, and all of which actions are in full force and effect), and this Agreement has been duly executed and delivered by Pledgor and constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity which may limit the availability of equitable remedies (whether in a proceeding at law or in equity);

                           (iv) Pledgor is, or, with respect to the Collateral
described in clauses (ii) and (iii) of the definition of Collateral not later than the time of delivery of certificates therefor will be, the direct record and beneficial owner of each share, security and other interest that comprise the Collateral, and Pledgor has and will have good, valid and marketable title thereto, free and clear of all Encumbrances other than the security interests created by this Agreement;

                           (v) all of the Collateral has been, or, with respect
to the Collateral described in clauses (ii) and (iii) of the definition of Collateral not later than the time of delivery of certificates therefor will be, duly and validly issued, fully paid and nonassessable;

                           (vi) the Collateral described in clause (i) of the
definition of Collateral constitutes (a) 100 % of the issued and outstanding capital stock and other equity securities and ownership interests of Borrower and (b) 100% of the issued and outstanding capital stock and other equity securities and ownership interests of each Subsidiary Guarantor (calculated on a fully diluted, as converted basis);

                           (vii) the Collateral is and will be duly and validly
pledged to Secured Party in accordance with law, and Secured Party has a good, valid and perfected first priority Lien on and security interest in the Collateral and the proceeds thereof subject to no Encumbrances in favor of any other Person, and no filing or other action will be necessary to perfect or protect such Lien or security interest;

                           (viii) the execution, delivery and performance by
Pledgor of this Agreement and the consummation of the transactions and the creation and granting of the security interests and Liens contemplated thereby do not and will not (A) conflict with or violate the certificate of incorporation, by-laws, limited liability company agreement or similar documents of Pledgor, Borrower or any Subsidiary Guarantor whose securities constitute part of the Collateral; (B) be in conflict with, result in a breach of, constitute a default of or an event of default under, or an event which, with notice or passage of time or both, would constitute or result in a conflict, breach, default or event of default under, require any consent under, or result in or require the acceleration of any indebtedness pursuant to, any agreement, indenture or other instrument to which Pledgor, Borrower or any such Subsidiary Guarantor is a party or by which Pledgor, Borrower or any such Subsidiary Guarantor or any of its or their respective properties or assets are bound or subject; (C) conflict with or violate any provision of any applicable law, statute, rule, regulation, ordinance, license or tariff or any judgment, decree or order of any court or other Governmental Authority binding on or applicable to Pledgor, Borrower or any such Subsidiary Guarantor or any of their respective properties or assets, or (D) result in the creation or imposition of any Lien of any nature whatsoever upon any of the properties or assets of Pledgor, Borrower or any such Subsidiary Guarantor except those contemplated hereunder;

                           (ix) no approval, consent or authorization of,
filing, registration or qualification with, or other action by, Pledgor, Borrower, any such Subsidiary Guarantor, any Governmental Authority or any other Person is or will be necessary to permit the valid execution, delivery or performance of this Agreement by Pledgor or consummation of the transactions or creation or granting of the Liens and security interests contemplated hereby;

                           (x) there is no action, claim, suit, proceeding or
investigation pending or, to the knowledge of Pledgor, currently threatened or reasonably anticipated, against or affecting Pledgor, Borrower, any such Subsidiary Guarantor, this Agreement or the transactions contemplated hereby, before or by any court, arbitrator or Governmental Authority, or that questions or could prevent the validity of this Agreement or the right or ability of Pledgor to enter into this Agreement or to consummate the transactions or create or grant the Liens and security interests contemplated hereby;

                           (xi) no Pledgor is (A) a party or subject to any
judgment, order or decree or any agreement, document or instrument or subject to any restriction, any of which do or could adversely affect or prevent Pledgor's ability to execute or deliver or to perform under or to observe the covenants and agreements contained in this Agreement; or (B) in default or breach of the performance, observance or fulfillment of any obligation, covenant or condition contained in any agreement or instrument to which Pledgor or such Person is a party or by which any of its or their properties or assets are bound or subject;

                           (xii) Pledgor is in compliance with all laws,
statutes, rules, regulations, ordinances and tariffs applicable to Pledgor and Pledgor's assets and properties and is not in violation in any material respect of any order, judgment or decree of any court or other Governmental Authority or arbitration board or tribunal;

                           (xiii) neither Pledgor, Borrower nor any such
Subsidiary Guarantor is a party to or has entered into any agreement, document or instrument that conflicts with this Agreement or that otherwise relates to the Collateral;

                           (xiv) the obligations of Pledgor under this Agreement
are not subordinated in any way to any other obligation of Pledgor or to the rights of any other Person; and

                           (xv) the foregoing representations and warranties are
made with the knowledge and intention that Secured Party will rely thereon and that such representations and warranties shall survive the execution and delivery of this Agreement.

                  (b) Until all Secured Obligations have been performed in full and indefeasibly paid in full in cash or until all of the Collateral is returned to Pledgor pursuant to this Agreement, whichever is earlier, Pledgor hereby covenants that, unless Secured Party otherwise consents in advance in writing:

                           (i) Pledgor shall, and shall cause Borrower and any
Subsidiary Guarantor whose securities constitute part of the Collateral to: (A) at the request of Secured Party, execute, obtain, deliver, file, register and/or record any and all financing statements, continuation statements, stock powers, instruments and other documents, or cause the execution, filing, recording or delivery of any and all of the foregoing, that are necessary or required under law or otherwise reasonably requested by Secured Party to be executed, filed, registered, obtained, delivered or recorded to create, perfect, preserve, validate or otherwise protect the pledge of the Collateral to Secured Party and Secured Party's perfected first priority security interest in and Lien on the Collateral; (B) maintain, or cause to be maintained, at all times, the pledge of the Collateral to Secured Party and Secured Party's perfected first priority Lien on and security interest in the Collateral; (C) defend the Collateral and Secured Party's security interest therein and perfected first priority Lien thereon against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to Secured Party, and pay all costs and expenses (including, without limitation, Secured Party's in-house documentation and diligence fees and legal expenses and reasonable attorneys' fees and expenses) in connection with such defense, which may at Secured Party's discretion be charged to Pledgor's account and added to the Secured Obligations, and (D) if Secured Party so demands in writing in accordance with this Agreement, deliver all replacements, products and proceeds of, and dividends, distributions in property, returns of capital or other distributions made on or with respect to, the Collateral to Secured Party promptly upon receipt in a form and manner satisfactory to Secured Party;

                           (ii) Pledgor shall not sell, lease, transfer, pledge,
assign or otherwise dispose of any of the Collateral or any interest therein, and Pledgor shall not create, incur, assume or suffer to exist any Encumbrance with respect to any of the Collateral or any interest therein (except pursuant hereto);

                           (iii) Pledgor shall, and shall cause each entity
whose securities constitute part of the Collateral to: (A) preserve and maintain its existence in good standing (except as permitted or required under the Loan Agreement); (B) comply with the requirements of all applicable laws, rules, statutes, regulations, ordinances and tariffs and orders of all applicable Governmental Authorities; (C) immediately upon the occurrence thereof and in any event within two (2) calendar days after obtaining knowledge thereof, give written notice to Secured Party of (1) any action, suit, litigation, investigation or proceeding of any kind pending, instituted or threatened against or affecting, involving or relating to Pledgor, Borrower, any such Subsidiary Guarantor or the Collateral or any of their respective properties or assets, whether or not the claim is covered by insurance, (2) the filing, recording or assessment of any federal, state, local or foreign tax lien against the Collateral, Pledgor, Borrower or any such Subsidiary Guarantor, (3) the occurrence of any Default or Event of Default, which notice shall specify the nature and status thereof, the period of existence thereof and what action is proposed to be taken with respect thereto, (4) the occurrence or existence of any event, fact, circumstance or condition which constitutes or results in, or would constitute or result in with the giving of notice or passage of time or both, a Default or an Event of Default, which notice shall specify the nature and status thereof, the period of existence thereof and what action is proposed to be taken with respect thereto, (5) a default or assertion of a default under any other agreement, instrument or indenture to which Pledgor, Borrower or any such Subsidiary Guarantor is a party or by which any of them or the Collateral may be bound or subject, and (6) any other development, event, fact, circumstance, condition or action of any nature against or affecting Pledgor, Borrower or any such Guarantor or otherwise, which could reasonably be expected to have, lead to or result in a Material Adverse Effect, a Default, an Event of Default or a material adverse effect upon the value of the Collateral or in any loss or damage to the Collateral in excess of $10,000, however occasioned, in each case describing the nature and status thereof and the action proposed to be taken with respect thereto.

                           (iv) Pledgor shall, and shall cause Borrower and each
Subsidiary Guarantor whose securities are included in the Collateral to, (A) pay and discharge all debts and perform all obligations promptly and in accordance with the terms thereof, (B) pay and discharge promptly all taxes, assessments, fees, governmental charges, levies, claims for labor, supplies, rent and all other obligations or liabilities of any kind imposed upon such Person or upon the Collateral before the same shall become past due, except liabilities being contested in good faith and against which adequate reserves have been established, except where the failure to perform, comply or pay could not reasonably be expected to have a Material Adverse Effect, (C) obtain and deliver all required consents, approvals and agreements from such Persons as Secured Party shall determine are necessary or desirable with respect to claims against Pledgor, Borrower, any such Subsidiary Guarantor or the Collateral or with respect to any agreement, consent, document or instrument to which any of them is a party or by which any of their properties or assets are bound or subject,
(D) perform in accordance with its terms every contract, agreement or other arrangement (oral or written) to which it is a party or by which it or any of the Collateral is bound, (E) comply with all laws, statutes, rules, regulations, ordinances and tariffs of any applicable Governmental Authority with respect or applicable to its business, assets or operations or to the Collateral, and (F) furnish to Secured Party such additional information as Secured Party may reasonably request from time to time;

                           (v) Pledgor shall not take or permit to be taken, or
permit Borrower or any Subsidiary Guarantor whose securities are included in the Collateral to take or permit to be taken, any action in connection with the Collateral or otherwise which would impair the value of any part of the Collateral or the value of the interests or rights of Pledgor or Secured Party therein or with respect thereto, including, without limitation, any amendment to or modification of the certificate of incorporation (or similar charter documents) or bylaws (or similar documents) of Pledgor, Borrower or any such Subsidiary Guarantor;

                           (vi) Pledgor shall, and shall cause Borrower and any
Subsidiary Guarantor whose securities are included in the Collateral to, keep true, complete and accurate books of record with respect to the Collateral in accordance with commercially reasonable business practices;

                           (vii) Pledgor shall, and shall cause Borrower and any
Subsidiary Guarantor whose securities are included in the Collateral to, take all necessary and appropriate actions to ensure that (A) this Agreement and the security interests and Liens created hereby are and remain enforceable against Pledgor in accordance with its and their terms, and (B) Pledgor complies with each of its covenants, agreements and obligations under this Agreement; and

                           (viii) Pledgor shall not, and shall not permit
Borrower or any Subsidiary Guarantor whose securities are included in the Collateral to, cause or permit to be done, or become a party to any agreement (oral or written), arrangement or commitment to do or cause to be done, any of the things prohibited by this Agreement.

6.       EVENTS OF DEFAULT

                  (a) The occurrence of any one or more of the following shall constitute an "Event of Default" under this Agreement:

                           (i) Pledgor shall fail to perform, observe or comply
with any covenant, obligation or agreement set forth in this Agreement or in the Guaranty, PROVIDED that, with respect to the covenants set forth in SECTIONS 5(B)(IV) AND (VI) Pledgor shall have a fifteen (15) calendar day period to cure or remedy such failure, breach or default starting on the earlier of (i) Receipt by Pledgor of notice of such failure, and (ii) the time at which Pledgor or any Authorized Officer thereof knew or became aware, or should have known or been aware, of such failure, breach or default;

                           (ii) any representation or warranty made or deemed
made by Pledgor in this Agreement shall not be true and correct in all material respects or shall prove to be or have been false or misleading in any material respect on the date when made or deemed to have been made (except to the extent the representation or warranty is already qualified by materiality or the phrase "Material Adverse Effect" or "Material Adverse Change," in which case it shall be true and correct in all respects);

                           (iii) any default under or breach of the Guaranty or
any Default or Event of Default under any Loan Document shall occur and be continuing past any cure period which is not waived in writing; or

                           (iv) this Agreement shall cease to be in full force
and effect or any Lien or security interest created hereunder shall cease to constitute a valid perfected first priority Lien and security interest on the Collateral;

                  (b) then, and in any such event, Secured Party may, by notice to Pledgor and Borrower, (i) declare its obligations to make Loans under the Loan Agreement to be terminated, whereupon the same shall forthwith terminate, and (ii) declare the Note, all interest thereon and all other Secured Obligations to be due and payable immediately, whereupon the Note and all such Secured Obligations shall become and be due and payable immediately, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Pledgor.

                  (c) Notwithstanding the foregoing, in the case of an Event of Default under SECTION 6(A)(III) OR (IV) or under Sections 8(d), (g), (h) or (l) of the Loan Agreement, the Note, all interest thereon and all other Secured Obligations automatically, without demand or further act by Secured Party, shall be immediately due and payable.

7.       ADDITIONAL RIGHTS OF SECURED PARTY UPON OCCURRENCE OF EVENT OF DEFAULT

         7.1.     MISCELLANEOUS RIGHTS OF SECURED PARTY

                  In addition to the provisions set forth in this Agreement, the Guaranty and in the Loan Documents, upon the occurrence and continuation of an Event of Default, Secured Party shall have the right to exercise any and all other rights and remedies provided for herein, in the Guaranty or in any other Loan Document, under the UCC or at law or equity generally or otherwise, including, without limitation, (a) the right to foreclose the security interests and Liens created hereunder, (b) to realize upon or to take possession of or sell any of the Collateral with or without judicial process, and (c) to exercise, in the name of Pledgor or in the name of Secured Party, such rights and powers with respect to the Collateral as Pledgor might exercise.

8.       MISCELLANEOUS PROVISIONS

         8.1.     ADDITIONAL ACTIONS AND DOCUMENTS

                  Pledgor hereby agrees to take or cause to be taken such further actions (including, without limitation, the delivery to Secured Party of certificates representing the Collateral now or hereafter acquired or owned by Pledgor), to obtain such consents and approvals and to duly execute, deliver and file or cause to be executed, delivered and filed such further agreements, assignments, instructions, documents and instruments as may be necessary or as may be reasonably requested by Secured Party in order to fully effectuate the purposes, terms and conditions of this Agreement and the consummation of the transactions contemplated hereby, whether before, at or after the performance and consummation of the transactions contemplated hereby or the occurrence of a Default or Event of Default hereunder.

         8.2.     EXPENSES

                  Notwithstanding and without limiting any other provision of this Agreement, the Guaranty or the Loan Documents, Pledgor shall pay all actual costs and expenses including, without limitation, Secured Party's in-house documentation and diligence fees and legal expenses, and all search, audit, recording, professional and filing fees and expenses, and reasonable attorneys' fees and expenses, incurred by Secured Party or any of its Affiliates (a) in any effort to enforce this Agreement, the Guaranty and/or any related agreement, document or instrument, or to effect collection hereunder or thereunder, (b) in connection with instituting (subject to the limitations set forth in Section
12.8 of the Loan Agreement), maintaining, preserving and enforcing Secured Party's rights hereunder and enforcing and/or foreclosing on the security interests and/or Liens in any of the Collateral, through judicial process or otherwise, (c) in defending or prosecuting any actions, claims or proceedings arising out of or relating to this Agreement, the Guaranty and/or any related agreement, document or instrument, (d) in seeking or receiving any advice with respect to its rights and obligations under this Agreement, the Guaranty and/or any related agreement, document or instrument as a result of an Event of Default or reasonably anticipated Event of Default, or (e) in connection with any modification, amendment, waiver or extension of this Agreement, the Guaranty and/or any related agreement, document or instrument, and all of the same may be charged to Borrower's account and shall be part of the Secured Obligations.

         8.3.     NOTICES

                  Any notice or request hereunder shall be given to Pledgor or to Secured Party at their respective addresses set forth below or at such other address as such Person may hereafter specify in a notice given in the manner required under this SECTION 8.3. Any notice or request hereunder shall be given by (a) hand delivery, (b) registered or certified mail, return receipt requested, (c) delivery by a nationally recognized overnight courier or, (d) facsimile to the number set forth below (or such other number as may hereafter be specified in a notice given in the manner required under this SECTION 8.3) with telephone communication to a duly Authorized Officer of the recipient acknowledging receipt or as subsequently confirmed by a facsimile confirmation report. Except as expressly provided otherwise in this Agreement, notices and requests shall be deemed to have been given (w) in the case of hand delivery, upon receipt, (x) in the case of mail delivery, five (5) Business Days after being deposited in the mail, addressed as provided in this SECTION 8.3, (y) in the case of delivery by overnight courier, one (1) Business Day after deposit with such courier, and (z) in the case of delivery by facsimile, upon telephone communication to a duly Authorized Officer of the recipient acknowledging receipt or as subsequently confirmed by a facsimile confirmation report (each of the foregoing clauses being a "RECEIPT").

                           (i)      If to Secured Party:

                                    CapitalSource Finance LLC 1133 Connecticut
                                    Avenue, N.W.
                                    Suite 310
                                    Washington, D.C.  20036
                                    Attention: Loan Management Officer
                                               General Counsel
                                    Telephone:  (202) 862-7300
                                    FAX:  (202) 862-4990


                           (ii)     If to Pledgor:

                                    c/o APS Healthcare, Inc.
                                    6705 Rockledge Drive
                                    Suite 200
                                    Bethesda, Maryland  20817
                                    Attention:  Dr. Kenneth Kessler
                                    Telephone:  (301) 530-4222
                                    FAX:  (301) 493-0776


         8.4.     DELAY

                  No renewal or extension of this Agreement, any security interests or Liens created hereunder or rights or obligations hereunder, release of Pledgor or any of the foregoing or delay or omission on Secured Party's part in enforcing this Agreement or the Guaranty or any other Loan Document or in exercising any right, remedy, option or power hereunder or under the Guaranty or any

Loan Document shall affect the liability of Pledgor or operate as a waiver of such or of any other right, remedy, power or option or of any default.

         8.5.     GOVERNMENTAL APPROVALS

                  Upon the exercise by Secured Party or any of its Affiliates of any right or remedy under this Agreement, the Guaranty or any Loan Document that requires any consent or registration with, or consent or authorization by, any Governmental Authority, Pledgor will execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments and other documents that Secured Party may be required to obtain for such governmental consent, registration or authorization.

         8.6.     RELEASE OF COLLATERAL

                  Promptly following full performance and satisfaction and indefeasible payment in full in cash of the Secured Obligations and the termination of the Guaranty and the Loan Agreement, the security interests and Liens created hereby shall terminate and Secured Party shall execute and deliver such documents, at Pledgor's expense, as are necessary to release Secured Party's security interests and Liens in the Collateral and shall return the Collateral to Pledgor at the address of Pledgor set forth herein or at such other address as Pledgor may direct in writing. Secured Party shall not be deemed to have made any representation or warranty with respect to any Collateral so delivered.

         8.7.     SUCCESSORS AND ASSIGNS; PARTICIPATIONS; NEW SECURED PARTIES

                  (a) This Agreement shall inure to the benefit of Secured Party, all Transferees and all future holders of the Note, or any of the Secured Obligations or of the Collateral and each of their respective successors and permitted assigns. Pledgor may not assign, delegate or transfer this Agreement or any of its rights or obligations under this Agreement, the Guaranty or any Loan Document without the prior written consent of Secured Party. This Agreement shall be binding upon Pledgor and its respective successors and assigns.

                  (b) PLEDGOR ACKNOWLEDGES THAT Secured Party AT ANY TIME AND FROM TIME TO TIME may, IN ACCORDANCE WITH THE TERMS OF THE LOAN AGREEMENT, sell, assign OR transfer all or any part of its rights or obligations under, OR PARTICIPATING INTERESTS IN, this Agreement, the Note, THE GUARANTY, THE SECURED OBLIGATIONS, THE COLLATERAL and the Loan Documents TO ONE OR MORE OTHER PERSONS, INCLUDING, WITHOUT LIMITATION, FINANCIAL INSTITUTIONS (EACH SUCH TRANSFEREE OR PURCHASER OF A PARTICIPATING INTEREST, A "TRANSFEREE"). In such case, the Transferee shall have all of the rights and benefits with respect to the portion of such Secured Obligations, the Note, the Collateral, this Agreement, the Guaranty and the Loan Documents held by it as fully as if such Transferee were the original holder thereof (including without limitation rights of set-off and recoupment), and shall become vested with all of the powers and rights given to Secured Party hereunder, and shall be deemed to be a "Secured Party" for all purposes hereunder, the predecessor Secured Party shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interests so assigned, and either Secured Party or any Transferee may be designated as the sole agent to manage the transactions and obligations contemplated herein. Pledgor hereby grants to any Transferee or any assignee or other transferee or Secured Party a continuing security interest and Lien in the Collateral and any deposits, moneys or other property actually or constructively held by such Transferee, assignee or transferee as security for such Person's interest in the Secured Obligations, the Note, the Guaranty, the Collateral and/or this Agreement and/or the Loan Documents.

                  (c) Secured Party may divulge to any Transferee, participant in and future holders of the Loan, or any portion thereof, all information, and may furnish to such participant copies of reports, financial statements, certificates, and documents obtained under any provision of this Agreement or any Loan Document.

         8.8.     SEVERABILITY

                  If any term or provision of this Agreement is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity or unenforceability without affecting the validity or enforceability of, the remainder of this Agreement which shall be given effect so far as possible.

         8.9.     SURVIVAL

                  It is the express intention and agreement of the parties hereto that all covenants, agreements, obligations, representations, warranties, waivers and indemnities made by Pledgor, herein shall survive the execution, delivery and termination of this Agreement until all Secured Obligations are performed in full and indefeasibly paid in full in cash.

         8.10.    RIGHTS AND REMEDIES NOT EXCLUSIVE

                  (a) Secured Party shall have the right in its sole discretion to determine which rights, powers, Liens, security interests or remedies Secured Party may at any time pursue, relinquish, subordinate or modify or to take any other action with respect thereto and such determination will not in any way modify or affect any of Secured Party's rights, powers, Liens, security interests or remedies hereunder, under the Guaranty or under any of the Loan Documents or under applicable law or at equity or otherwise.

                  (b) The enumeration of the rights and remedies herein is not intended to be exhaustive. The rights and remedies of Secured Party described herein are cumulative and are not alternative to or exclusive of any other rights or remedies which Secured Party otherwise may have by contract or at law or in equity, and the partial or complete exercise of any right or remedy shall not preclude any other further exercise of such or any other right or remedy.

8.11.    EFFECTIVENESS AND TERMINATION

                  This Agreement shall be effective on the date hereof and shall continue in full force and effect until full performance and indefeasible payment in full in cash of all Secured Obligations and termination of the Guaranty and Loan Agreement, all in accordance with the Guaranty and the Loan Agreement, and the rights and powers and security interests and liens granted to Secured Party hereunder and the financing statements filed pursuant hereto shall continue in full force and effect notwithstanding the termination of this Agreement or the fact that Borrower's borrowings under the Loan Agreement may from time to time be temporarily in a zero or credit position, until all of the Secured Obligations have been indefeasibly paid in full in cash and performed and satisfied in full. Pledgor waives any rights which it may have under Section 9-404(1) of the UCC or otherwise to demand the filing of termination statements with respect to the Collateral, and Secured Party shall not be required to send such termination statements to Pledgor, or to file them with any filing office, unless and until this Agreement shall have been terminated in accordance with its terms and all Secured Obligations shall have been performed in full and indefeasibly paid in full in cash.

         8.12.    GOVERNING LAW; JURISDICTION; CONSTRUCTION

                  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to its choice of law provisions (other than Section 5-1401 of the New York General Obligation Law). Any judicial proceeding brought by or against Pledgor with respect to any of the Secured Obligations or any of the rights or security interests or Liens created hereunder, this Agreement or any related agreement may be brought in any federal or state court of competent jurisdiction located in the State of New York, and, by execution and delivery of this Agreement, Pledgor accepts for itself and in connection with its properties generally and unconditionally the non-exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement, the Guaranty and/or any of the Loan Documents or any such other agreement. Pledgor hereby waives personal service of process and agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with SECTION 8.3, and service so made shall be deemed completed on the third
(3rd) Business Day after mailing. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Secured Party to bring proceedings against Pledgor in the courts of any other jurisdiction having jurisdiction over Pledgor. Pledgor waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon FORUM NON CONVENIENS. Any judicial proceeding by Pledgor against Secured Party involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with the Secured Obligations, any security interest or Lien created hereunder, the Guaranty, this Agreement or any of the other Loan Documents, shall be brought only in a federal or state court located in the State of New York. Each party hereto acknowledges that both parties participated in the negotiation and drafting of this Agreement and that, accordingly, neither party shall move or petition a court construing this Agreement to construe it more stringently against one party than against the other.

         8.13.    CAPTIONS

                  The captions in this Agreement are intended for convenience and reference only and do not constitute and shall not be interpreted as part of this Agreement, and shall not affect the meaning or interpretation of this Agreement.

         8.14.    COUNTERPARTS

                  This Agreement may be executed in one or more counterparts, all of which taken together shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission, which facsimile signatures shall be considered original executed counterparts for purposes of this SECTION 8.14, and each party to this Agreement agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party to this Agreement.

         8.15.    INDEMNITY

                  (a) Notwithstanding and without limiting any other provision of this Agreement or any Loan Document, Debtor shall indemnify Secured Party and its Affiliates and their respective managers, members, officers, employees, agents, representatives, accountants and attorneys (collectively, the "INDEMNIFIED PERSONS") from and against any and all liabilities, obligations, damages, penalties, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, Secured Party's in-house documentation and diligence fees and legal expenses and reasonable fees and disbursements of counsel) which may be imposed on, incurred by or asserted against Secured Party or any other Indemnified Person with respect to or arising out of, or in any litigation, proceeding or investigation instituted or conducted by any Governmental Authority or any other Person with respect to any aspect of, or any transaction contemplated by or referred to in, or any matter related to or any aspect of, this Agreement or the Obligations, the Collateral, the Note or any of the Loan Documents or any agreement or document contemplated hereby or thereby, whether or not Secured Party or such Indemnified Person is a party thereto, except to the extent that any of the foregoing arises out of the gross negligence or willful misconduct of Secured Party or such Indemnified Person. Secured Party agrees to give Debtor reasonable notice of any event of which Secured Party becomes aware for which indemnification may be required under this SECTION 8.15, and Secured Party may elect (but is not obligated) to direct the defense thereof, provided that the selection of counsel shall be subject to Debtor's consent, which consent shall not be unreasonably withheld or delayed. Secured Party and any other Indemnified Person may, in its reasonable discretion, take such actions as it deems necessary and appropriate to investigate, defend or settle any event or take other remedial or corrective actions with respect thereto as may be necessary for the protection of Secured Party or any of the other Indemnified Persons, its or their interest or the Collateral generally.

                  (b) Notwithstanding and without limiting any other provision of this Agreement or any Loan Document, Debtor shall defend the Collateral from and against all liabilities, losses, penalties, judgments, costs, expenses and disbursements of any kind or nature whatsoever and all claims and demands of all Persons at any time claiming the same or any interest therein and pay all costs and expenses incurred in connection with such defense (including, without limitation, Secured Party's in-house documentation and diligence fees and legal expenses and reasonable fees and disbursements of counsel) which may be imposed on, incurred by or asserted against Secured Party or any other Indemnified Person or otherwise, and, at Debtor's sole cost and expense (including, without limitation, Secured Party's in-house documentation and diligence fees and legal expenses and reasonable fees and disbursements of counsel), settle any and all such claims and disputes (provided such settlement is approved by Secured Party in its sole discretion) and indemnify and protect Secured Party and the other Indemnified Parties against all liabilities, losses, penalties, actions, judgments, costs, expenses and disbursements of any kind or nature whatsoever arising therefrom or connected thereto or out of any such reclamation, return or repossession of any of the Collateral, PROVIDED, HOWEVER, if Secured Party shall so elect, it shall have the right at all times to settle, compromise or litigate all such claims or disputes directly upon such terms and conditions as Secured Party deems advisable, and to charge all costs and expenses thereof (including, without limitation, Secured Party's in-house documentation and diligence fees and legal expenses and reasonable fees and disbursements of counsel) to Debtor's account and to add them to the Obligations.

                  (c) To the extent that Secured Party obtains recovery from a third party other than an Indemnified Person of any of the amounts that Debtor has paid to Secured Party pursuant to the provisions of this SECTION 8.15, then Secured Party shall promptly pay to Debtor the amount of such recovery.

         8.16.    SETOFF

                  In addition to any other rights Secured Party may have hereunder, under the Guaranty or under any of the Loan Documents or under applicable law or at equity or otherwise, upon the occurrence and continuation of any Event of Default Secured Party shall have the right to apply any property of Pledgor held by Secured Party to reduce the Secured Obligations.

         8.17.    WAIVER OF NOTICE

                  Pledgor hereby waives demand, presentment, protest, notice of dishonor or non-payment, as well as all defenses and counterclaims with respect to any and all instruments, notice of acceptance hereof, notice of Loans or Advances made, credit extended, collateral received or delivered, or any other action taken by Secured Party in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

         8.18.    DISCHARGE OF PLEDGOR'S OBLIGATIONS

                  In addition to and notwithstanding any other provision of this Agreement, the Guaranty or any Loan Document, Secured Party, in its sole discretion, shall have the right at any time that Pledgor fails to do so, without prior notice to Pledgor, to: (i) obtain insurance covering any of the Collateral; (ii) pay for the performance of any of Pledgor's obligations hereunder; (iii) discharge taxes, liens, security interests, or other encumbrances at any time levied or placed on any of the Collateral in violation of this Agreement unless Pledgor is in good faith with due diligence by appropriate proceedings contesting those items; and (iv) pay for the maintenance and preservation of any of the Collateral. Such expenses and advances shall be added to the Secured Obligations, until reimbursed to Secured Party and shall be secured by the Collateral. Any such payments and advances by Secured Party shall not be construed as a waiver by Secured Party of an Event of Default or any other rights, remedies or powers of Secured Party hereunder, under the Guaranty or under any other Loan Document.

         8.19.    JURY WAIVER

                  EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR INCIDENTAL TO THE DEALINGS OF THE PARTIES WITH RESPECT TO THIS AGREEMENT OR THE TRANSACTIONS EVIDENCED OR CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT EITHER PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 8.19 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY.

         8.20.    ENTIRE AGREEMENT

                  This Agreement and the Guaranty constitute the entire agreement between Pledgor and Secured Party with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings, if any, relating to the subject matter hereof or thereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by Pledgor and Secured Party. Neither this Agreement nor any portion hereof may be changed, modified, amended, waived, supplemented, canceled or terminated orally or by any course of dealing or in any other manner other than by an agreement in writing signed by both Secured Party and Pledgor. Any waiver of this Agreement by Secured Party shall be limited solely to the express terms and provisions of such waiver. Each party to this Agreement acknowledges that it has been advised by counsel in connection with the negotiation and execution of this Agreement and the Guaranty and other Loan Documents and is not relying upon oral representations or statements inconsistent with the terms and/or provisions of this Agreement.

         8.21.    ACKNOWLEDGMENT

                  Pledgor acknowledges and agrees that (a) as a shareholder of Borrower, Pledgor will benefit from the execution, delivery and performance by Secured Party of the Loan Agreement and the advancement of the Revolving Facility and the Loan to Borrower and that the Loan by Secured Party constitutes valuable consideration to Pledgor, (b) this Agreement is intended to be an inducement to Secured Party to execute, deliver and perform the Loan Agreement and to extend credit and the Loan to Borrower, whether the Secured Obligations were created or acquired before or after the date of this Agreement, and (c) Secured Party is relying upon this Agreement and the Guaranty in making and advancing the Loan to Borrower. Pledgor acknowledges that each Pledgor executing this Agreement shall be jointly and severally liable and responsible hereunder.

         8.22.    SOLE DUTY OF SECURED PARTY

                  Secured Party shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights pertaining thereto.

         8.23.    WAIVER OF DEFENSES

                  Pledgor hereby waives any and all defenses and counterclaims it may have or could interpose in any action or procedure brought by Secured Party to obtain an order of court recognizing the assignment or security interests and Liens of Secured Party in and to the Collateral.

         8.24.    CONFIDENTIALITY AND PUBLICITY

                  Pledgor agrees (a) to treat this Agreement, the Guaranty and all other Loan Documents and all provisions hereof and thereof confidentially at all times in perpetuity, and not to transmit any copy hereof or thereof, in whole or in part, to any Person, except for disclosures to the lenders, investors, partners, accountants and other professional advisors of Pledgor, and
(b) that Pledgor shall inform all such Persons of the confidential nature hereof and thereof and shall direct them to treat the same confidentially and that each of them shall agree to be bound by these provisions. Secured Party shall be entitled to publicize this Agreement, the other Loan Documents and the transactions contemplated and consummated hereby and thereby in accordance with its customary practices.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

                  IN WITNESS WHEREOF, each of the parties hereto has duly executed this Stock Pledge Agreement as of the date first written above.

                                         APS HEALTHCARE, INC.:


                                             ___________________________________

                                             Name  _____________________________




                                         APS HEALTHCARE HOLDINGS, INC.:

                                             ___________________________________

                                             Name  _____________________________



                                         APS HEALTHCARE BETHESDA, INC.:

                                             ___________________________________

                                             Name  _____________________________


                                         APS HEALTHCARE NORTHWEST, INC.:

                                             ___________________________________

                                             Name  _____________________________


                                         CAPITALSOURCE FINANCE LLC


                                         _______________________________________
                                         By: Steven A. Museles
                                         Title: Senior Vice President

              SCHEDULE 1.1 (a) STOCK OWNED BY APS HEALTHCARE, INC.

                            TO STOCK PLEDGE AGREEMENT


--------------------------------------- ---------------------------- -------------------------- ----------------------
                                                                                                     CERTIFICATE
                                              CLASS OR SERIES                NUMBER OF              REPRESENTING
            NAME OF ENTITY                     OF SECURITIES                SECURITIES             SUCH SECURITIES
--------------------------------------- ---------------------------- -------------------------- ----------------------

APS Healthcare Holdings, Inc.           Common                       1,000                      3

--------------------------------------- ---------------------------- -------------------------- ----------------------

          SCHEDULE 1.1 (b) STOCK OWNED BY APS HEALTHCARE HOLDINGS, INC.

                            TO STOCK PLEDGE AGREEMENT


-------------------------------------- --------------------------------- ----------------------- ---------------------
                                                                                                     CERTIFICATE
                                               CLASS OR SERIES                 NUMBER OF             REPRESENTING
           NAME OF ENTITY                       OF SECURITIES                  SECURITIES          SUCH SECURITIES
-------------------------------------- --------------------------------- ----------------------- ---------------------
Psych Systems PPO, Inc.                Common                            100                     3
-------------------------------------- --------------------------------- ----------------------- ---------------------
Psych Systems IPA, Inc.                Common                            100                     3
-------------------------------------- --------------------------------- ----------------------- ---------------------
Metropolitan IPA, Inc.                 Common                            100                     3
-------------------------------------- --------------------------------- ----------------------- ---------------------
APS Healthcare Bethesda, Inc.          Common                            1,000                   5
-------------------------------------- --------------------------------- ----------------------- ---------------------
CH/ECP Systems, Inc.                   Common                            5,690                   8
-------------------------------------- --------------------------------- ----------------------- ---------------------

          SCHEDULE 1.1 (c) STOCK OWNED BY APS HEALTHCARE BETHESDA, INC.

                            TO STOCK PLEDGE AGREEMENT


----------------------------------------- ---------------------------- ----------------------- -----------------------
                                                                                                    CERTIFICATE
                                                CLASS OR SERIES              NUMBER OF              REPRESENTING
             NAME OF ENTITY                      OF SECURITIES               SECURITIES           SUCH SECURITIES
----------------------------------------- ---------------------------- ----------------------- -----------------------
APS Healthcare Northwest, Inc.            Common                       710                     12
----------------------------------------- ---------------------------- ----------------------- -----------------------
APS Healthcare Puerto Rico, Inc.          Common                       1,000                   2
----------------------------------------- ---------------------------- ----------------------- -----------------------

         SCHEDULE 1.1 (d) STOCK OWNED BY APS HEALTHCARE NORTHWEST, INC.

                            TO STOCK PLEDGE AGREEMENT


--------------------------------------- ----------------------------- ------------------------ -----------------------
                                                                                                    CERTIFICATE
                                              CLASS OR SERIES                NUMBER OF              REPRESENTING
            NAME OF ENTITY                     OF SECURITIES                SECURITIES            SUCH SECURITIES
--------------------------------------- ----------------------------- ------------------------ -----------------------
APS Healthcare Southwest, Inc.          Class A Common                10,000                   2
--------------------------------------- ----------------------------- ------------------------ -----------------------
APS Healthcare Southwest, Inc.          Class B Common                10,000                   3
--------------------------------------- ----------------------------- ------------------------ -----------------------
APS Healthcare Southwest, Inc.          Class C Common                10,000                   4
--------------------------------------- ----------------------------- ------------------------ -----------------------

                                                                       Exhibit F

                                                                  EXECUTION COPY

                              AMENDED AND RESTATED
                               SUBSIDIARY GUARANTY

                  THIS AMENDED AND RESTATED SUBSIDIARY GUARANTY (this "GUARANTY") is made as of July 23, 2001, by the Subsidiaries listed on SCHEDULE A hereto (each a "GUARANTOR," and collectively, the "Guarantor"), to and for the benefit of CAPITALSOURCE FINANCE LLC, a Delaware limited liability company ("LENDER").

                  WHEREAS, Lender has purchased and accepted an assignment of certain Loans, Financing Documents and Security Documents, among other things, from Bank of America, N.A. as defined in and as set forth more fully in that certain Assignment of Loans, Financing Documents And Certain Conversion Shares and Rights Related Thereto, dated as of the date hereof, by and between Bank of America, N.A. and Secured Party, which assigned documents include that certain Subsidiary Guaranty Agreement executed by the Subsidiaries listed on SCHEDULE A attached hereto, dated as of December 23, 1998, as amended from time to time, as further being amended and restated hereby;

                  WHEREAS, APS Healthcare Holdings, Inc. ("BORROWER") and Lender have entered into that certain Amended and Restated Credit Agreement (Term
Loan), dated as of July 20, 2001 (as amended, supplemented or modified from time to time, the "LOAN AGREEMENT"), pursuant to which Borrower has agreed to borrow from Lender, and Lender has agreed to lend to Borrower, certain amounts pursuant to a credit facility, all in accordance with and subject to the terms and conditions set forth in the Loan Agreement, which borrowings are evidenced by Term Note A and Term Note B, executed and delivered to Lender by Borrower, dated as of even date herewith (each a "NOTE" and collectively the "NOTE", and together with the Loan Agreement, the Loan Documents (as defined in the Loan Agreement) and all of the other agreements, documents, instruments, certificates, reports and financing statements heretofore or hereafter executed or delivered in connection therewith or with the Advances to be made under the Loan Agreement, as the same may be amended, supplemented or modified from time to time, shall be collectively referred to herein as the "LOAN DOCUMENTS");

                  WHEREAS, pursuant to and as required by the Loan Agreement, Borrower has executed and delivered the Note;

                  WHEREAS, Guarantor has requested that Lender extend the Loans (as such term is defined in the Loan Agreement) to the Borrower pursuant to the terms of the Loan Agreement;

                  WHEREAS, Guarantor is a Subsidiary of Borrower and, pursuant to and as required by the Loan Agreement, as a condition precedent to the obligation of Lender to execute and deliver and perform under the Loan Agreement and the other Loan Documents and to make Advances to Borrower pursuant to the Loan Agreement, Guarantor is required, and has agreed, to execute and deliver this Guaranty and a Subsidiary Security Agreement of even date herewith (the "SUBSIDIARY SECURITY AGREEMENT") and to grant to Lender a security interest in the Collateral (as defined in the Subsidiary Security Agreement) as security for Guarantor's obligations under this Guaranty;

                  WHEREAS, Lender is willing to execute, deliver and perform under the Loan Agreement and the other Loan Documents and to make the Facility available only upon the condition that Guarantor executes and delivers to Lender this Guaranty and a Subsidiary Security Agreement securing Guarantor's obligations under this Guaranty and agrees to perform and to comply with its obligations under this Guaranty and such Subsidiary Security Agreement; and

                  WHEREAS, Guarantor acknowledges and confirms that, as a Subsidiary of Borrower, (a) it will benefit from the execution, delivery and performance by Lender of the Loan Agreement and the other Loan Documents and the advancement of the Facility and the Loan to Borrower, (b) the Loan by Lender constitutes valuable consideration to Guarantor, (c) this Guaranty, the Subsidiary Security Agreement and the Stock Pledge Agreement executed by certain Subsidiaries are intended to be an inducement to Lender to execute, deliver and perform the Loan Agreement and the other Loan Documents and to extend credit and the Loan to Borrower, and (d) Lender is relying upon this Guaranty and the Subsidiary Security Agreement in making and advancing the Loan to Borrower.

                  NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, and as an inducement for Lender to enter into the Loan Agreement and the other Loan Documents, the Guarantor, intending to be legally bound hereby, agrees as follows:

                  1. All capitalized terms in this Guaranty and not defined herein shall have the defined meanings provided in the Loan Agreement. Whenever the context so requires, each reference to gender includes the masculine and feminine, the singular number includes the plural and vice versa. The words "hereof" "herein" and "hereunder" and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and references to section, article, annex, schedule, exhibit and like references are references to this Guaranty unless otherwise specified. A Default or Event of Default shall "continue" or be "continuing" until such Default or Event of Default has been cured or waived by Lender. References in this Guaranty to any Person shall include such Person and its successors and permitted assigns.

                  2. Guarantor unconditionally and absolutely guarantees (i) the due and punctual payment and performance when due of the principal of the Note and the interest thereon and of the Obligations and any and all other monies and amounts due or which may become due on or with respect to any of the foregoing, and the due and punctual performance and observance by Borrower of all of the other terms, covenants, agreements and conditions of the Loan Documents applicable to Borrower and/or by or to which Borrower or any of Borrower's properties or assets is or are bound or subject, in any case whether according to the present terms thereof, at any earlier or accelerated date or dates or pursuant to any extension of time or to any change in the terms, covenants, agreements and conditions thereof now or at any time hereafter made or granted, and (ii) all liabilities and obligations of Guarantor hereunder, including, without limitation, all costs, expenses and liabilities (including, without limitation, reasonable attorneys fees and expenses, Lender's in-house documentation and diligence fees and legal expenses, and search, audit, recording, professional and filing fees and expenses) required to be paid by Guarantor hereunder (collectively, such items in clauses (i) and (ii) being the "GUARANTEED OBLIGATIONS"). Guarantor acknowledges that this Guaranty shall be deemed a continuing guaranty of the Guaranteed Obligations under the Loan Documents.

                  3. This Guaranty is a guaranty of payment and not a guaranty of collection. If any Guaranteed Obligation is not satisfied when due, whether by acceleration or otherwise, the Guarantor shall forthwith satisfy such Guaranteed Obligation, upon demand, and no such satisfaction shall discharge the obligations of the Guarantor hereunder until all Guaranteed Obligations have been indefeasibly paid in cash and performed and satisfied in full and the Loan Agreement terminated. The liability of Guarantor under this Guaranty shall be primary and direct and not conditional or contingent upon the enforceability of any obligation, the solvency of Borrower or any other Person, any obligation or circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or guaranty or the pursuit by Lender of any remedies it may have against Borrower or any other guarantor of the Guaranteed Obligations or any other Person. Without limiting the generality of the foregoing, Lender shall not be required to make any demand on Borrower or any other guarantor of the Guaranteed Obligations or any other Person or to sell at foreclosure or otherwise pursue or exhaust its remedies against any Collateral of

Borrower or any other guarantor of the Guaranteed Obligations or any other Person before, simultaneously with or after enforcing its rights and remedies hereunder against Guarantor, and any one or more successive and/or concurrent actions may be brought against Guarantor in the same action brought against Borrower or any other guarantor of the Guaranteed Obligations or any other Person or in separate actions, as often as Lender may deem advisable, in its sole discretion. The obligations of Guarantor hereunder shall not in any way be affected by any action taken or not taken by Lender, which action or inaction is hereby consented and agreed to by Guarantor, or by the partial or complete unenforceability or invalidity of any other guaranty or surety agreement, pledge, assignment, Lien or other security interest or security for any of the Guaranteed Obligations or of the value, genuineness, validity or enforceability of the Collateral or any of the Guaranteed Obligations.

                  4. Guarantor hereby represents and warrants to Lender (which representations and warranties shall survive the execution and delivery of this Guaranty and the making of Advances under the Loan Agreement) as follows:

                           (A) Guarantor is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction set opposite its name on SCHEDULE A hereto, and all of Guarantor's issued and outstanding shares of capital stock, equity securities and other ownership interests are owned of record and beneficially directly by Borrower, free and clear of all Liens, mortgages, pledges, security interests, hypothecations, assignments, charges, rights, encumbrances or transfer or other restrictions (individually, "ENCUMBRANCE" and collectively, "ENCUMBRANCES") in favor of any other Person or otherwise, except for Encumbrances in favor of Lender pursuant to the Loan Documents;

                           (B) Guarantor (i) has all requisite corporate power and authority to own its properties and assets and to carry on its business as now being conducted and as contemplated in the Loan Documents, and (ii) is duly qualified to do business in every jurisdiction in which failure so to qualify could reasonably be expected to have or result in a Material Adverse Effect.

                           (C) Guarantor has all requisite power and authority
         (i) to execute, deliver and perform this Guaranty and the Subsidiary Security Agreement and other Loan Documents to which it is a party,
         (ii) to consummate the transactions contemplated hereunder and under the Subsidiary Security Agreement and the other Loan Documents to which it is a party, and (iii) to grant the Liens and security interests with regard to the Collateral pursuant to the Subsidiary Security Agreement and other Security Documents to which it is a party, and Guarantor is under no legal restriction, limitation or disability that would prevent it from doing any of the foregoing.

                           (D) The execution, delivery and performance by Guarantor of this Guaranty and the Subsidiary Security Agreement and other Loan Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary actions on the part of Guarantor (including any required approval of shareholders or members or other equity holders, if applicable) (none of which actions have been modified or rescinded, and all of which actions are in full force and effect), and this Guaranty has been duly executed and delivered by Guarantor and this Guaranty constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity which may limit the availability of equitable remedies (whether in a proceeding at law or in equity);

                           (E) The execution, delivery and performance by Guarantor of this Guaranty and the Subsidiary Security Agreement and other Loan Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby do not and will not (1) conflict with or violate any provisions of any applicable law, rule, regulation, ordinance, license or tariff or any judgment, decree or order of any court or other Governmental Authority binding on or applicable to Guarantor or any of its properties or assets; (2) conflict with, result in a breach of, constitute a default of or an event of default under, or an event, fact, condition or circumstance which, with notice or passage of time, or both, would constitute or result in a conflict, breach, default or event of default under, require any consent not obtained under, or result in or require the acceleration of any indebtedness pursuant to, any indenture, agreement or other instrument to which Guarantor is a party or by which it or any of its properties or assets are bound or subject, the effect of which could reasonably be expected to have or result in a Material Adverse Effect; (3) conflict with or violate any provision of the certificate of incorporation, by-laws, limited liability company agreement or similar documents of Guarantor or any agreement by and between Guarantor and its shareholders or equity owners or among any such shareholders or equity owners; or (4) result in the creation or imposition of any Lien or Encumbrance of any nature whatsoever upon any of the properties or assets of Guarantor except those contemplated hereunder or under such Subsidiary Security Agreement or other Loan Documents;

                           (F) Guarantor is not (1) a party or subject to any judgment, order or decree or any agreement, document or instrument or subject to any restriction, any of which do or would materially adversely affect or prevent its ability to execute or deliver, or perform under, consummate the transaction contemplated by, or to observe the covenants and agreements contained in, this Guaranty or the Subsidiary Security Agreement or other Loan Documents to which it is a party or to pay the Guaranteed Obligations; or (2) in default or breach of the performance, observance or fulfillment of any obligation, covenant or condition contained in any agreement, document or instrument to which Guarantor is a party or by which any of its properties or assets are bound or subject, which default or breach, if not remedied within any applicable grace period or cure period, could reasonably be expected to have or result in a Material Adverse Effect or Material Adverse Change, nor is there any event, fact, condition or circumstance which, with notice or passage of time, or both, would constitute or result in a conflict, breach, default or event of default under, any of the foregoing which, if not remedied within any applicable grace or cure period, could reasonably be expected to have or result in a Material Adverse Effect or Material Adverse Change;

                           (G) Guarantor is in compliance with all laws, rules, regulations, ordinances and tariffs of any Governmental Authority which respect or applicable to it and/or its assets and properties and is not in violation of any order, judgment or decree of any court or other Governmental Authority or arbitration board or tribunal, in each case except where noncompliance or violation could not reasonably be expected to have or result in a Material Adverse Effect, and there is no event, fact, condition or circumstance which, with notice or passage of time, or both, would constitute or result in any failure to comply or lack of compliance with, or any violation of, any of the foregoing, in each case except where noncompliance or violation could not reasonably be expected to have or result in a Material Adverse Effect;

                           (H) There is no action, suit, proceeding or investigation pending or, to Guarantor's knowledge, threatened before or by any court, arbitrator or Governmental Authority (1) against or affecting the Collateral (as defined in the Subsidiary Security Agreement), Guarantor, this Guaranty or the Subsidiary Security Agreement or other Loan Documents to which Guarantor is a party or the transactions contemplated hereby or thereby, (2) that questions or could prevent the validity of this Guaranty or the Subsidiary Security Agreement or other Loan

         Documents to which Guarantor is a party or the right or ability of Guarantor to execute or delivery this Guaranty or such other documents or to consummate the transactions contemplated hereby and thereby; (3) that could reasonably be expected to have or result in, either individually or in the aggregate, any Material Adverse Change or Material Adverse Effect, or (4) that could reasonably be expected to result in any change in the current equity ownership of Guarantor or otherwise in a Change of Control, nor is Guarantor aware that there is any basis for the foregoing;

                           (I) None of the business or properties of Guarantor, any relationship between Guarantor and any other Person, any circumstance in connection with the execution, delivery and performance of this Guaranty or any of the other Loan Documents to which it is a party or the consummation of the transactions contemplated hereby or thereby, requires a consent, approval or authorization of, or filing, registration or qualification which has not been obtained with, any Governmental Authority or any other Person as a condition to the execution, delivery and performance of, or consummation of the transactions contemplated by, this Guaranty or the Subsidiary Security Agreement or other Loan Documents to which Guarantor is a party;

                           (J) Guarantor is not a party to and has not entered into any agreement, document or instrument that conflicts with this Guaranty or that otherwise relates to the Guaranteed Obligations (other than the Loan Documents to which it is a party);

                           (K) The Guaranteed Obligations of Guarantor under this Guaranty are not subordinated in any way to any other obligation of Guarantor or to the rights of any other Person, other than obligations secured by Permitted Liens under clauses (b), (c), (d) and
         (e) of Section 7.7 of the Loan Agreement (with each reference to Borrower in the definition of "Permitted Liens" construed as a reference to Guarantor);

                           (L) [intentionally omitted];

                           (M) Guarantor is in compliance with, has procured and is now in possession of all material licenses and permits required by any applicable federal, state, foreign or local law, statute, ordinance or regulation or Governmental Authority for the operation of its business as currently conducted, and, except as described on Schedule
         5.15 of the Loan Agreement, as proposed to be conducted pursuant to the Loan Agreement and the Financial Statements, in each jurisdiction (including foreign jurisdictions) wherein it is now conducting business and where the failure to procure such licenses or permits could reasonably be expected to have or result in a Material Adverse Effect, and Guarantor is not in breach of or default under the provisions of any such license or permit and there is no event, fact, condition or circumstance which, with notice or passage of time, or both, would constitute or result in a conflict, breach, default or event of default under, any of the foregoing which, if not remedied within any applicable grace or cure period could reasonably be expected to have or result in a Material Adverse Effect

                           (N) No representation or warranty made by Guarantor in this Guaranty or in the Subsidiary Security Agreement or any other Loan Document contains any untrue statement of material fact or omits to state any fact necessary to make the statements herein or therein not materially misleading, and there is no fact known to Guarantor which Guarantor has not disclosed to Lender in writing which could reasonably be expected to have or result in a Material Adverse Effect;

                           (O) During the five years prior to the date hereof, Guarantor has not conducted business under or used any other name (whether corporate, partnership or assumed) other than as shown on
         Schedule 5.28 of the Loan Agreement;

                           (P) Guarantor hereby confirms, adopts and makes, as to itself, as if set out in full herein, all of the other representations and warranties not expressly included in this Agreement that are set forth in the Loan Agreement and that relate or apply to any Guarantor (as defined in the Loan Agreement), and shall be deemed to have made all such representations and warranties as to itself in this Agreement as if set out in full herein.

                           (Q) the foregoing representations and warranties are made with the knowledge and intention that Lender will is relying and will rely thereon, and such representations and warranties shall survive the execution and delivery of this Guaranty.

                  5. Guarantor hereby waives demand, presentment, protest, notice of dishonor or non-payment, as well as all defenses with respect to any and all instruments, notice of acceptance hereof, notice of Loans or Advances made, credit extended, collateral received or delivered, or any other action taken by Lender in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein, it being the intention hereof that Guarantor shall remain liable as a principal until the full amount of all Guaranteed Obligations shall have been indefeasibly paid in full in cash and performed and satisfied in full and the Loan Agreement terminated, notwithstanding any act, omission, or anything else which might otherwise operate as a legal or equitable discharge of Guarantor. The pleading of any statute of limitations as a defense to any demand against Guarantor hereunder and under the Subsidiary Security Agreement and other Loan Documents is expressly waived by Guarantor.

                  6. Guarantor acknowledges and agrees that its obligations as Guarantor shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower or any other guarantor of the Guaranteed Obligations or any other Person or its estate in bankruptcy resulting from the operation of any present or future provision of the bankruptcy laws or other similar statute, or from the decision of any court.

                  7. Guarantor acknowledges and agrees that Lender shall have the full right and power, in its sole discretion and without any notice to or consent from Guarantor and without affecting or discharging, in whole or in part, the liability of Guarantor hereunder to deal in any manner with the Guaranteed Obligations and any security or guaranties therefor, including, without limitation, to (A) release, extend, renew, accelerate, compromise or substitute and administer the Guaranteed Obligations and other Obligations under the Loan Documents in any manner it sees fit, (B) release any or all Collateral for the Guaranteed Obligations, (C) release any guarantor of the Guaranteed Obligations, (D) extend the time for payment of the Guaranteed Obligations or any part thereof, (D) change the interest rate on the Guaranteed Obligations or Note under the Loan Agreement,(E) reduce or increase the outstanding principal amount of the Guaranteed Obligations or Note under the Loan Agreement, (F) accelerate the Guaranteed Obligations, (G) make any change, amendment or modification whatsoever to the terms or conditions of the Loan Documents, (H) extend, in whole or in part, on one or any number of occasions, the time for the payment of any principal or interest or any other amount pursuant to the Note or for the performance of any term or condition of the Loan Documents, (I) settle, compromise, release, substitute, impair, enforce or exercise, or fail or refuse to enforce or exercise, any claims, rights, or remedies, of any kind or nature, which Lender may at any time have against Borrower or any other guarantor of the Guaranteed Obligations or any other Person, or with respect to any security interest of any kind held by Lender at any time, whether under any Loan Document or otherwise, (J) release or substitute any security interest of any kind held by Lender at any time, (K) collect and retain or liquidate any collateral subject to such security interest, (L) make advances for the purpose of performing any term or covenant contained in the Loan Documents with respect to which the Borrower or any other guarantor of the Guaranteed Obligations is in default, (M) foreclose on any of the Collateral, (N) grant waivers or indulgences, (O) take additional collateral, (P) obtain any additional guarantors, (Q) take a deed in lieu of foreclosure or (R) take or fail to take any other action whatsoever with respect to the Guaranteed Obligations. Guarantor hereby waives and agrees not to assert against Lender any rights which a guarantor or surety could exercise. Guarantor agrees that Lender has no duties of any nature whatsoever to Guarantor, whether express or implied, by virtue of this Guaranty, operation of law or otherwise.

                  8. Guarantor agrees that its obligations hereunder are irrevocable, joint and several and independent of the obligations of Borrower or any other guarantor of the Guaranteed Obligations or any other Person. Guarantor shall take all necessary and appropriate actions to ensure that this Guaranty is and remains enforceable against Guarantor in accordance with its terms and that Guarantor complies with each of its obligations hereunder. Guarantor shall not
(a) cause or permit to be done, or enter into or make or become a party to any agreement (oral or written), arrangement or commitment to do or cause to be done, any of the things prohibited by this Guaranty or the Subsidiary Security Agreement or other Loan Documents to which it is a party, or (b) enter into or make or become a party to any agreement, document or instrument or arrangement that conflicts with this Guaranty or the Subsidiary Security Agreement or other Loan Documents to which it is a party or that would prevent Guarantor from complying with and performing under this Guaranty or the Subsidiary Security Agreement or other Loan Documents to which it is a party. If applicable, each Guarantor executing this Guaranty shall be jointly and severally liable for all of the Guaranteed Obligations.

                  9. Guarantor agrees that it shall have no right of subrogation whatever with respect to the Guaranteed Obligations guaranteed hereby or to any collateral securing such Guaranteed Obligations unless and until such Guaranteed Obligations have been irrevocably and indefeasibly paid in full in cash and performed in full and the Loan Agreement and this Guaranty have been terminated.

                  10. Guarantor acknowledges and agrees that (a) as a subsidiary of Borrower, it will benefit from the execution, delivery and performance by Lender of the Loan Agreement and the Loan Documents and the advancement of the Revolving Facility and the Loan to Borrower and that the Loan by Lender constitutes valuable consideration to Guarantor, (b) this Guaranty is intended to be an inducement to Lender to execute, deliver and perform the Loan Agreement and the Loan Documents and to extend credit and the Loan to Borrower, whether the Guaranteed Obligations were created or acquired before or after the date of this Guaranty, and (c) Lender is relying upon this Guaranty in making and advancing the Loan to Borrower.

                  11. Guarantor agrees that this Guaranty shall inure to the benefit of, and may be enforced by, Lender, all Transferees and all future holders of the Note or any of the Guaranteed Obligations, and each of their respective successors and permitted assigns, and shall be binding upon and enforceable against Guarantor and Guarantor's assigns and successors. Guarantor agrees that it may not assign, delegate or transfer this Guaranty or any of its rights or obligations under this Guaranty without the prior written consent of Lender. GUARANTOR ACKNOWLEDGES THAT Lender AT ANY TIME AND FROM TIME TO TIME may sell, assign or transfer all or any part of its rights or obligations under, OR PARTICIPATING INTERESTS IN, this GUARANTY, the Note, THE GUARANTEED OBLIGATIONS, THE COLLATERAL and the Loan Documents TO one or more OTHER PERSONS, INCLUDING, WITHOUT LIMITATION, FINANCIAL INSTITUTIONS (EACH SUCH TRANSFEREE OR PURCHASER OF A PARTICIPATING INTEREST, A "TRANSFEREE"). In such case, the Transferee shall have all of the rights and benefits with respect to the portion of such Guaranteed Obligations, the Note, this Guaranty, the Collateral and the Loan Documents held by it as fully as if such Transferee were the original holder thereof (including without limitation rights of set-off and recoupment), and shall become vested with all of the powers and rights given to Lender hereunder with respect thereto, and shall be deemed to be a "Lender" for all purposes hereunder, the predecessor Lender shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interests so assigned, and either Lender or any Transferee may be designated as the sole agent to manage the transactions and obligations contemplated herein. Notwithstanding any other provision of this Guaranty or any Loan Document, Lender may divulge to any Transferee, participant in and future holders of this Guaranty, the Guaranteed Obligations or the Loan, or any portion thereof, all information, and may furnish to such participant copies of reports, financial statements, certificates, and documents obtained under any provision of this Guaranty or any Loan Document.

                  12. Guarantor hereby agrees to take or cause to be taken such further actions, to obtain such consents and approvals and to duly execute, deliver and file or cause to be executed, delivered and filed such further agreements, assignments, instructions, documents and instruments as may be necessary or as may be reasonably requested by Lender in order to fully effectuate the purposes, terms and conditions of this Guaranty and the consummation of the transactions contemplated hereby and performance and payment of the Guaranteed Obligations hereunder, whether before, at or after the performance and/or consummation of the transactions contemplated hereby or the occurrence of a Default or Event of Default under any Loan Document.

                  13. Notwithstanding and without limiting any other provision of this Guaranty or the Loan Documents, Guarantor shall pay all costs and expenses including, without limitation, Lender's in-house documentation and diligence fees and legal expenses, all search, audit, recording, professional and filing fees and expenses, and reasonable attorneys' fees and expenses, incurred by Lender and/or any of its Affiliates (a) in any effort to enforce this Guaranty, the Subsidiary Security Agreement any other Loan Document and/or any related agreement, document or instrument, or to effect collection hereunder or thereunder, (b) in connection with entering into this Guaranty, the Subsidiary Security Agreement and the other Loan Documents and all related agreements, documents and instruments subject to the limitation reimbursement set forth in Section 12.8 of the Loan Agreement, (c) arising in any way out of administration of the Guaranteed Obligations or the security interests or Liens created with respect thereto, including without limitation, any wire transfer fees or audit expenses or filing or recordation fees, (d) in connection with instituting, maintaining, preserving and enforcing Lender's rights hereunder,
(e) in defending or prosecuting any actions, claims or proceedings arising out of or relating to this Guaranty and/or any related agreement, document or instrument, (f) in seeking or receiving any advice with respect to its rights and obligations under this Guaranty, the Subsidiary Security Agreement any of the other Loan Documents and/or all related agreements, documents and instruments as a result of an Event of Default or reasonably anticipated Event of Default, and/or (g) in connection with any modification, amendment, restatement, supplement, waiver or extension of this Guaranty, the Subsidiary Security Agreement any other Loan Document or any related agreement, document or instrument, and all of the same shall be part of the Guaranteed Obligations.

                  14. Any notice or request hereunder shall be given to Guarantor or to Lender at their respective addresses set forth below or at such other address as such Person may hereafter specify in a notice given in the manner required under this SECTION 14. Any notice or request hereunder shall be given by (a) hand delivery, (b) registered or certified mail, return receipt requested, (c) delivery by a nationally recognized overnight courier, (d) facsimile to the number set forth below (or such other number as may hereafter be specified in a notice given in the manner required under this SECTION 14) with telephone communication to a duly Authorized Officer of the recipient acknowledging receipt or as subsequently confirmed by a facsimile confirmation report, or (e) e-mail or other electronic transmission to the e-mail address set forth below (or such other e-mail address as may hereafter be specified in a notice given in the manner required under this SECTION 14) with telephone communication to a duly Authorized Officer of the recipient acknowledging receipt or as subsequently confirmed by an e-mail or electronic confirmation (whether automatic or manual from recipient). Except as expressly provided otherwise herein, notices and requests shall be deemed to have been given (w) in the case of hand delivery, upon receipt, (x) in the case of mail delivery, five (5) Business Days after being deposited in the mail, addressed as provided in this SECTION 14, (y) in the case of delivery by overnight courier, one (1) Business Day after deposit with such courier, and (z) in the case of delivery by facsimile or e-mail, upon telephone communication to a duly Authorized Officer of the recipient acknowledging receipt or as subsequently confirmed by a facsimile confirmation report or e-mail or electronic confirmation (whether automatic or manual from recipient), as applicable (each of the foregoing clauses being a "RECEIPT").

                           (i)      If to Lender:

                                    CapitalSource Finance LLC 1133 Connecticut
                                    Avenue, N.W.
                                    Suite 310
                                    Washington, D.C.  20036
                                    Attention: Loan Management Officer
                                               General Counsel
                                    Telephone:  (202) 862-7300
                                    FAX:  (202) 862-4990
                                    E-mail: rdailey@capitalsource.com
                                      and   smuseles@capitalsource.com

                           (ii)     If to Guarantor:

                                    c/o APS Healthcare Holdings, Inc.
                                    6705 Rockledge Drive
                                    Suite 200
                                    Bethesda, Maryland  20817
                                    Attention:     Steve DaRe
                                                   EVP of Finance and CAO
                                    Telephone:  (800) 305-3720 ext. 3058
                                    FAX:  (301) 622-3967
                                    E-Mail:  sdare@apscare.com

                           with a copy to:

                                    Scott Meza, Esq.
                                    Mintz, Levin, Cohn, Ferris, Glovsky and
                                    Popeo, P.C.
                                    One Fountain Square
                                    11911 Freedom Drive
                                    Reston, Virginia  20190
                                    Telephone:  (703) 464-7300
                                    FAX:  (703) 464-4895

                  15. No renewal or extension of this Guaranty or any rights or obligations hereunder, release of Guarantor or any of the foregoing or delay or omission on Lender's part in enforcing this Guaranty or any other Loan Document or in exercising any right, remedy, option or power hereunder or under any Loan Document shall affect the liability of Guarantor or operate as a waiver of such or of any other right, remedy, power or option or of any default.

                  16. If any term or provision of this Guaranty is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity or unenforceability without affecting the validity or enforceability of, the remainder of this Guaranty which shall be given effect so far as possible.

                  17. It is the express intention and agreement of the Guarantor that all obligations, covenants, agreements, representations, warranties, waivers and indemnities made by Guarantor herein shall survive the execution, delivery and termination of this Guaranty until all Guaranteed Obligations are performed in full and indefeasibly paid in full in cash and the Loan Agreement is terminated.

                  18. Lender shall have the right in its sole discretion to determine which rights, powers, Liens, security interests or remedies Lender may at any time pursue, relinquish, subordinate or modify or to take any other action with respect thereto and such determination will not in any way modify or affect any of Lender's rights, powers, Liens, security interests or remedies hereunder or under any of the Loan Documents or under applicable law or at equity or otherwise. The enumeration of the rights and remedies herein is not intended to be exhaustive. The rights and remedies of Lender described herein are cumulative and are not alternative to or exclusive of any other rights or remedies which Lender otherwise may have by contract or at law or in equity, and the partial or complete exercise of any right or remedy shall not preclude any other further exercise of such or any other right or remedy.

                  19. This Guaranty shall be effective on the date hereof and shall continue in full force and effect until full performance and indefeasible payment in full in cash of all Guaranteed Obligations and termination of the Loan Agreement, and the rights and powers granted to Lender hereunder shall continue in full force notwithstanding the fact that Borrower's borrowing under the Loan Agreement may from time to time be temporarily in a zero or credit position until all of the Secured Obligations have been indefeasibly paid in full in cash and performed and satisfied in full. Guarantor waives any rights which it may have under Section 9-404(1) of the UCC or otherwise to demand the filing of termination statements with respect to the Collateral, and Lender shall not be required to send such termination statements to Guarantor, or to file them with any filing office, unless and until this Guaranty and the Loan Agreement shall have been terminated in accordance with their terms and all Guaranteed Obligations shall have been performed in full and indefeasibly paid in full in cash.

                  20. This Guaranty shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to its choice of law provisions (other than Section 5-1401 of the New York General Obligation Law). Any judicial proceeding brought by or against Guarantor with respect to any of the Guaranteed Obligations or any of the rights hereunder, this Guaranty or any related agreement may be brought in any federal or state court of competent jurisdiction located in the State of New York, and, by execution and delivery of this Guaranty, Guarantor accepts for itself and in connection with its properties generally and unconditionally the non-exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Guaranty or any of the Loan Documents or any such other agreement. Guarantor hereby waives personal service of process and agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with SECTION 14, and service so made shall be deemed completed on the third (3rd) Business Day after mailing. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Lender to bring proceedings against Guarantor in the courts of any other jurisdiction having jurisdiction over Guarantor. Guarantor waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon FORUM NON CONVENIENS. Any judicial proceeding by Guarantor against Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with the Guaranteed Obligations, this Guaranty or any of the other Loan Documents, shall be brought only in a federal or state court located in the State of New York. Guarantor acknowledges that it participated in the negotiation and drafting of this Guaranty and that, accordingly, it shall not move or petition a court construing this Guaranty to construe it more stringently against Lender than against Guarantor.

                  21. This Guaranty may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument. This Guaranty may be executed by facsimile transmission, which facsimile signatures shall be considered original executed counterparts for purposes of this SECTION 21, and Guarantor agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party to this Guaranty.

                  22. Notwithstanding and without limiting any other provision of this Guaranty or any Loan Document, Guarantor shall indemnify Lender and its Affiliates and their respective managers, members, officers, employees, Affiliates, agents, representatives, accountants and attorneys and their respective Affiliates (collectively, the "INDEMNIFIED PERSONS") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, Lender's in-house documentation and diligence fees and legal expenses and reasonable fees and disbursements of counsel) which may be imposed on, incurred by or asserted against Lender or any other Indemnified Person with respect to or arising out of any aspect of, or in any litigation, proceeding or investigation instituted or conducted by any Governmental Authority or any other Person with respect to, or any transaction contemplated by or referred to in, or any matter related to or any aspect of, this Guaranty or the Guaranteed Obligations or any of the Loan Documents or any agreement or document contemplated hereby or thereby, whether or not Lender or such Indemnified Person is a party thereto, except to the extent that any of the foregoing arises out of the gross negligence or willful misconduct of Lender or such Indemnified Person. Lender agrees to give Guarantor reasonable notice of any event of which Lender becomes aware for which indemnification may be required under this SECTION 22, and Lender may elect (but is not obligated) to direct the defense thereof, provided that the selection of counsel shall be subject to Guarantor's consent, which consent shall not be unreasonably withheld or delayed. Lender and any other Indemnified Person may, in its reasonable discretion, take such actions as it deems necessary and appropriate to investigate, defend or settle any event or take other remedial or corrective actions with respect thereto as may be necessary for the protection of Lender or any of the other Indemnified Persons, its or their interest or the Collateral generally.

                  23. GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION (I) ARISING UNDER THIS GUARANTY, THE SUBSIDIARY SECURITY AGREEMENT ANY LOAN DOCUMENT OR ANY RELATED AGREEMENT OR (II) IN ANY WAY RELATING TO THIS GUARANTY, THE SUBSIDIARY SECURITY AGREEMENT ANY LOAN DOCUMENT OR THE TRANSACTIONS EVIDENCED HEREBY OR THEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND GUARANTOR HEREBY AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT EITHER GUARANTOR OR LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 23 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

                  24. This Guaranty, the Subsidiary Security Agreement and the other Loan Documents to which Guarantor and Lender are parties constitute the entire agreement between Guarantor and Lender with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings, if any, relating to the subject matter hereof or thereof. Neither this Guaranty nor any portion hereof may be changed, modified, amended, waived, supplemented, canceled or terminated other than by an agreement in writing signed by both Lender and Guarantor. Any waiver of this Agreement by Lender shall be limited solely to the express terms and provisions of such waiver. Guarantor acknowledges that it has been advised by counsel in connection with the negotiation and execution of this Guaranty, the Subsidiary Security Agreement and the other Loan Documents to which it is a party and is not relying upon oral representations or statements inconsistent with the terms and/or provisions of this Guaranty or such documents. Any waiver of this Guaranty by Lender shall be limited solely to the express terms and provisions of such waiver.

                  25. This Guaranty is not intended to benefit or confer any rights upon Borrower or upon any third party other than Lender, who is an intended beneficiary hereof and for whose benefit this Guaranty is explicitly made.

                  26. In addition to the provisions set forth in this Guaranty and in the Loan Documents to which Guarantor is a party, Lender shall have the right to exercise any and all other rights and remedies provided for herein or in the Subsidiary Security Agreement or in any other Loan Document, under the UCC or at law or equity generally or otherwise (other than with respect to Collateral consisting of Receivables owed by Medicaid/Medicare Account Debtors absent a court order or compliance with applicable law), including, without limitation, (a) the right to foreclose its security interests and Liens, (b) to realize upon or to take possession of or sell any of the Collateral with or without judicial process (other than with respect to Collateral consisting of Receivables owed by Medicaid/Medicare Account Debtors absent a court order or compliance with applicable law), and (c) to exercise, in the name of Guarantor or Borrower or in the name of Lender, such rights and powers with respect to the Collateral (other than with respect to Collateral consisting of Receivables owed by Medicaid/Medicare Account Debtors absent a court order or compliance with applicable law) as Borrower or Guarantor might exercise.

                  27. Upon the exercise by Lender or any of its Affiliates of any right or remedy under this Guaranty, the Subsidiary Security Agreement or any Loan Document that requires any consent, approval or registration with, or consent, qualification or authorization by, any Governmental Authority, Guarantor will, and will cause its Subsidiaries to execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments and other documents that Lender may be required to obtain for such governmental consent, approval, registration, qualification or authorization.

                  28. In addition to any other rights Lender may have hereunder or under any of the Loan Documents or under applicable law or otherwise, at equity or otherwise, upon the occurrence and continuation of any Event of Default, Lender shall have the right to apply any property of Guarantor held by Lender to reduce the Guaranteed Obligations.

                  29. In addition to and notwithstanding any other provision of this Guaranty, the Subsidiary Security Agreement or any Loan Document, Lender, in its sole discretion, shall have the right at any time that Guarantor fails to do so, without prior notice to Guarantor, to (i) obtain insurance covering any of the Collateral; (ii) pay for the performance of any of the Guarantor's obligations hereunder; (iii) discharge taxes, liens, security interests, or other encumbrances at any time levied or placed on any of the Collateral in violation of this Guaranty or the Subsidiary Security Agreement unless Guarantor is in good faith with due diligence by appropriate proceedings contesting those items; and (iv) pay for the maintenance and preservation of any of the Collateral. Such expenses and advances shall be added to the Guaranteed Obligations until reimbursed to Lender and shall be secured by the Collateral. Any such payments and advances by Lender shall not be construed as a waiver by Lender of an Event of Default or any other rights, remedies or powers of Lender hereunder, the Subsidiary Security Agreement or under any other Loan Document or otherwise.

                  30. Guarantor agrees, and agrees to cause each of its Subsidiaries and Affiliates, (a) to treat this Guaranty, the Subsidiary Security Agreement and all other Loan Documents and all provisions hereof and thereof confidentially and not to transmit any copy hereof or thereof, in whole or in part, to any Person, except for disclosures to its Subsidiaries, Affiliates, lenders, investors, partners, accountants and other professional advisors of Guarantor, (b) that Guarantor shall inform all such Persons of the confidential nature hereof and thereof and shall direct them to treat the same confidentially, and (c) that each of them shall agree to be bound by these provisions. Lender shall be entitled to publicize this Guaranty, the Subsidiary Security Agreement the other Loan Documents and the provisions hereof and thereof and the transactions contemplated and consummated hereby and thereby in the form of tombstone advertisements and other means of communication and marketing in accordance with its customary practices.

                  31. Guarantor hereby confirms, adopts and agrees to be bound by and comply with, as if set out in full herein, all of the other agreements, covenants and obligations not expressly included in this Agreement that are set forth in the Loan Agreement and that relate or apply to any Subsidiary of Borrower or any Guarantor, including, without limitation, the obligations set forth in Sections 2.6 and 2.13 of the Loan Agreement.

                  32. Guarantor hereby waives any and all defenses and counterclaims it may have or could interpose in any action or procedure brought by Lender to obtain an order of court recognizing the assignment of or security interests and Liens of Lender in and to any Account, Receivable or other Collateral, whether payable to Borrower, Guarantor, any other guarantor or Person, or any Subsidiary of Borrower, Guarantor, any other guarantor or Person and whether or not payable by a Medicaid/Medicare Account Debtor.

                  33. Lender shall have no responsibility for or obligation or duty with respect to all or any party of the Collateral or any matter or proceeding arising out of or relating thereto or to this Guaranty, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights pertaining thereto.


                    [SIGNATURE APPEARS ON THE FOLLOWING PAGE]

                  IN WITNESS WHEREOF, Guarantor has executed this Subsidiary Guaranty as of the day and year first above written.

                                  APS Healthcare Northwest, Inc.


                                  ----------------------------------------------
                                  By: Vince Achilarre, Executive Vice President


                                  APS Healthcare Southwest, Inc.


                                  ----------------------------------------------
                                  By: Vince Achilarre, Executive Vice President


                                  APS Healthcare Bethesda, Inc.


                                  ----------------------------------------------
                                  By: Vince Achilarre, Executive Vice President CH/ECP Systems, Inc.


                                  ----------------------------------------------
                                  By: Vince Achilarre, Executive Vice President Psych Systems IPA, Inc.


                                  Metropolitan IPA, Inc.


                                  ----------------------------------------------
                                  By: Vince Achilarre, Executive Vice President Psych Systems PPO, Inc.


                                  APS Healthcare Puerto Rico, Inc.


                                  ----------------------------------------------
                                  By: Vince Achilarre, Executive Vice President

                                   SCHEDULE A

                              LIST OF SUBSIDIARIES


NAME                                                 JURISDICTION OF INCORPORATION
----                                                 -----------------------------

APS Healthcare Northwest, Inc.                                Montana

APS Healthcare Southwest, Inc.                                Arizona

APS Healthcare Bethesda, Inc.                                 Iowa

CH/ECP Systems, Inc.                                          New York

Psych Systems IPA, Inc.                                       New York

Metropolitan IPA, Inc.                                        New York

Psych Systems PPO, Inc.                                       New York

APS Healthcare Puerto Rico, Inc.                              Puerto Rico

                                                                       Exhibit G

                                                                  EXECUTION COPY

                              AMENDED AND RESTATED
                           COMPANY SECURITY AGREEMENT


                  THIS AMENDED AND RESTATED COMPANY SECURITY AGREEMENT is entered into as of this 23rd day of July, 2001, by and between CAPITALSOURCE FINANCE LLC, a Delaware limited liability company ("SECURED PARTY"), and PSYCH SYSTEMS PPO, INC., a New York corporation ("GRANTOR").

                  WHEREAS, Secured Party has purchased and accepted an assignment of certain Loans, Financing Documents and Security Documents, among other things, from Bank of America, N.A. as defined in and as set forth more fully in that certain Assignment of Loans, Financing Documents And Certain Conversion Shares and Rights Related Thereto, dated as of the date hereof, by and between Bank of America, N.A. and Secured Party, which assigned documents include that certain Company Security Agreement executed by Psych Systems Holdings, Inc., by which name APS Healthcare Holdings, Inc. (the "Borrower") was formerly known, and NationsCredit Commercial Corporation as Agent, dated as of December 23, 1998, as amended from time to time, and as further being amended and restated hereby;

                  WHEREAS, the Borrower and Secured Party have entered into that certain Amended and Restated Credit Agreement (Term Loan), dated as of July 20, 2001 (as amended, supplemented, modified or restated from time to time, the "LOAN AGREEMENT"), pursuant to which Borrower has agreed to borrow from Secured Party, and Secured Party has agreed to lend to Borrower, certain amounts pursuant to a revolving credit facility, all in accordance with and subject to the terms and conditions set forth in the Loan Agreement, which borrowings are evidenced by a Term Note, executed and delivered by Borrower, dated as of even date herewith (the "NOTE", and together with the Loan Documents, as defined in the Loan Agreement, as the same may be amended, supplemented or modified from time to time;

                  WHEREAS, pursuant and as required by to the Loan Agreement, Borrower has executed and delivered the Note;

                  WHEREAS, as a condition precedent to Secured Party's obligation to execute and deliver and perform under the Loan Agreement and to make Advances to Borrower pursuant to the Loan Agreement, Grantor is required and has agreed to enter into and deliver this Agreement and to grant to Secured Party a security interest in the Collateral (as hereinafter defined) as security for Borrower's obligations under the Loan Documents; and

                  WHEREAS, Secured Party is willing to execute, deliver and perform under the Loan Agreement and to make the Revolving Facility available only upon the condition that Grantor executes and delivers to Lender this Agreement and agrees to perform and to comply with its obligations under the this Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, and as an inducement for Secured Party to enter into the Loan Agreement and other Loan Documents, the parties hereto, intending to be legally bound hereby, do agree as follows:

1.       DEFINITIONS AND REFERENCES

         1.1.     DEFINED TERMS

                  As used in this Agreement, the following terms shall have the meanings specified in this SECTION 1.1:

                  "AGREEMENT" shall be defined to mean this Security Agreement as amended, supplemented, restated or modified from time to time.

                  "CHATTEL PAPER" shall mean chattel paper as defined in Section 9-105 of the UCC.

                  "COLLATERAL" shall have the meaning assigned to that term in
SECTION 2.1 hereof.

                  "DEFAULT" shall mean any event, fact, circumstance or condition that, with the giving of applicable notice or passage of time or both, would constitute or be or result in an Event of Default hereunder or under any Loan Document.

                  "DEPOSIT ACCOUNTS" shall mean all bank accounts and other depository accounts of Grantor.

                  "DOCUMENT" shall mean a document as defined in Section 9-105 of the UCC.

                  "EQUIPMENT" shall mean equipment as defined in Section 9-109(2) of the UCC.

                  "EVENT OF DEFAULT" shall mean the occurrence of any of the events set forth in ARTICLE 6.

                  "FIXTURES" shall mean fixtures as defined in Section 9-313(1) of the UCC.

                  "GENERAL INTANGIBLES" shall mean general intangibles as defined in Section 9-106 of the UCC.

                  "GOVERNMENT ACCOUNT" shall be defined to mean all Accounts and Receivables arising out of or with respect to any Government Contract.

                  "INSTRUMENT" shall mean instrument as defined in Section 9-106 of the UCC.

         1.2.     ACCOUNTING TERMS

                  Unless otherwise specified, as used in this Agreement or in any certificate, report, instrument or other document made or delivered pursuant to this Agreement, all accounting terms not defined in this Agreement or in the Loan Agreement shall have the meanings given to such terms in and shall be interpreted in accordance with GAAP; PROVIDED, HOWEVER, that if any change in GAAP in effect on the Closing Date shall result in a change in any calculation (or the meaning or effect of any calculation) required to determine compliance with any provision contained in this Agreement or in the Loan Agreement, the Grantor and the Secured Party will amend such provision in a manner to reflect such change such that the determination of compliance with such provision shall yield the same result as would have been obtained prior to such change in GAAP. Until any such amendment is entered into, all such covenants shall be calculated in accordance with GAAP as in effect immediately preceding such change.

         1.3.     UNIFORM COMMERCIAL CODE TERMS

                  All capitalized terms used herein which are not specifically defined herein or in the Loan Agreement shall have the meanings provided in the UCC to the extent the same are used or defined therein.

         1.4.     OTHER DEFINITIONAL PROVISIONS

                  (a) All capitalized terms in this Agreement and not defined herein shall have the defined meanings provided in the Loan Agreement.

                  (b) Whenever the context so requires, each reference to gender includes the masculine and feminine, the singular number includes the plural and vice versa. The words "hereof" "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and references to section, article, annex, schedule, exhibit and like references are references to this Agreement unless otherwise specified. A Default or Event of Default shall "continue" or be "continuing" until such Default or Event of Default has been cured or waived by Secured Party. References in this Agreement to any Person shall include such Person and its successors and permitted assigns.

2.       SECURITY INTEREST

         2.1.     GRANT OF SECURITY INTEREST; COLLATERAL

                  (a) As security for the Obligations, Grantor hereby grants to Secured Party a continuing first priority security interest in and Lien upon, and pledges to Secured Party, all of its right, title and interest in and to the following (collectively and each individually, the "COLLATERAL"):

                           (i) all of Grantor's present and future Accounts and
Receivables (including, without limitation, those payable by an individual beneficiary, recipient or subscriber or other individual person), now owned or hereafter acquired, and any and all rights of Grantor to the payment of money or other forms of consideration of any kind (whether classified under the Uniform Commercial Code as Accounts, Chattel Paper, General Intangibles or otherwise) for goods sold or leased or for services including, without limitation, accounts receivable, Medicare and Medicaid reimbursements and payments under other so-called provider agreements, proceeds of any letters of credit naming Grantor as beneficiary, Chattel Paper, tax refunds, insurance proceeds, contract rights, notes, drafts, Instruments, Documents, acceptances and all other debts, obligations and liabilities in whatever form from any Person in favor of Grantor, in each case now owned or existing or hereafter acquired or existing;

                           (ii) all of Grantor's intangible and tangible
personal property in, relating to or arising out of such Accounts and/or Receivables or any of the foregoing, including without limitation all present and future Accounts, Receivables, contract rights, permits, licenses, General Intangibles, Chattel Paper, Documents, Instruments and Deposit Accounts, now owned or hereafter acquired, and all intangible and tangible personal property relating to or arising out of any of the foregoing;

                           (iii) all of Grantor's present and future Government
Contracts and rights thereunder and the related Government Accounts and proceeds thereof, now or hereafter owned or acquired by Grantor, relating to or arising out of such Accounts and/or Receivables or any of the foregoing; PROVIDED, HOWEVER, that Secured Party shall not have a security interest in any rights under any

Government Contract of Grantor or in the related Government Account where the taking of such security interest would be a violation of an express prohibition contained in the Government Contract (for purposes of this limitation, the fact that a Government Contract is subject to, or otherwise refers to, Title 31, ss. 203 or Title 41, ss. 15 of the United States Code shall not be deemed an express prohibition against assignment thereof); and

                           (iv) any and all additions to any of the foregoing,
and any and all replacements, products and proceeds (including insurance proceeds) of any of the foregoing.

                  (b) Notwithstanding the foregoing provisions of this SECTION 2.1, such grant of a security interest shall not extend to, and the term "Collateral" shall not include, any General Intangibles of the Grantor to the extent that (but only to the extent that) (i) such General Intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of any license or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law) without the consent of the licensor thereof or other applicable party thereto, and (ii) such consent has not been obtained; PROVIDED, HOWEVER, that the foregoing grant of a security interest shall extend to, and the term "Collateral" shall include, each of the following: (a) any General Intangible which is in the nature of an Account, Receivable or a right to the payment of money or a proceed of, or otherwise related to the enforcement or collection of, any Account, Receivable or right to the payment of money, or goods which are the subject of any Account, Receivables or right to the payment of money, (b) any and all proceeds of any General Intangible that is otherwise excluded to the extent that the assignment, pledge or encumbrance of such proceeds is not so restricted, and (c) upon obtaining the consent of any such licensor or other applicable party with respect to any such otherwise excluded General Intangible, such General Intangible as well as any and all proceeds thereof that might theretofor have been excluded from such grant of a security interest and from the term "Collateral."

         2.2.     ASSIGNMENT OF CERTAIN GOVERNMENT CONTRACTS AND GOVERNMENT
                  ACCOUNTS

                  (a) On the date hereof, and thereafter upon Secured Party's request, Grantor agrees to execute or obtain and to deliver to Secured Party any consents, registrations, approvals, qualifications, authorizations, specific assignments, applications, certificates, instruments and other documents and papers, all in form and substance satisfactory to Secured Party, of or relating to those Government Contracts (to the fullest extent permitted under applicable law) and related Government Accounts of Grantor for the purpose of further evidencing Secured Party's security interest therein.

                  (b) Any separate assignment of specific Government Contracts to Secured Party as contemplated under this SECTION 2.2 shall not be deemed to limit Secured Party's security interest to those particular Government Contracts and the related Government Accounts, but rather Secured Party's security interest shall extend to and cover all of Grantor's present and future Government Contracts and rights thereunder and the related Government Accounts and proceeds thereof, now or hereafter owned or acquired by Grantor as stated in
ARTICLE 1.

         2.3.     COPIES OF GOVERNMENT CONTRACTS

                  Grantor will furnish to Secured Party a copy of each Government Contract of Grantor in which Secured Party has a security interest and a copy of each amendment, supplement or modification thereto.

         2.4.     RIGHT OF SECURED PARTY TO PAY TAXES OR COSTS RELATING TO
                  COLLATERAL

                  Secured Party shall have the right, but not the obligation, to pay any taxes or levies on or relating to the Collateral and any costs to repair or preserve the Collateral, which payments shall be made for the account of Grantor and shall constitute a part of the Obligations.

         2.5.     FINANCING STATEMENTS

                  Within three (3) calendar days of any request by Secured Party, Grantor, at its own cost and expense, will duly execute and deliver to Secured Party such financing statements, continuation statements, assignments and certificates or documents as Secured Party may request relating to the Collateral or otherwise to enable Secured Party to create, maintain and perfect and, from time to time, to renew the security interests granted hereby or to create, maintain and perfect a security interest in any additional property, assets, Collateral or rights hereafter acquired by Grantor or in any and all additions to and/or replacements, products and proceeds of any of the foregoing, all in form and substance satisfactory to Secured Party. Grantor will pay all costs associated therewith, including without limitation, the cost of filing any of the foregoing in all public offices or other locations wherever Secured Party deems filing to be necessary or desirable. Grantor irrevocably grants Secured Party the right, at Secured Party's option, to file any or all of the foregoing pursuant to the UCC and otherwise without Grantor's signature, and Grantor irrevocably appoints Secured Party as Grantor's attorney in fact to execute any of the foregoing in Grantor's name and to perform all other acts that Secured Party deems appropriate to perfect and continue the security interests conferred by this Agreement or otherwise to effect fully the purposes, terms and conditions of this Agreement, the Loan Agreement and other Loan Documents.

         2.6.     INJURY TO COLLATERAL

                  No injury to, or loss or destruction of, the Collateral or any Material Adverse Effect or Material Adverse Change shall relieve Grantor of any of the Obligations.

         2.7. COLLECTING AND SERVICING ACCOUNTS, CHATTEL PAPER, DOCUMENTS, GENERAL INTANGIBLES, AND INSTRUMENTS

                  Grantor is authorized to collect and service its Accounts, and to hold and maintain its Documents, General Intangibles and Instruments, provided that Secured Party, upon written notice to Grantor of an Event of Default, may terminate such authority at any time.

         2.8.     NOTICE OF INELIGIBLE RECEIVABLES

                  Grantor will promptly notify Secured Party in writing if any Eligible Receivable ceases to be an Eligible Receivable.

3.       REPRESENTATIONS AND WARRANTIES OF GRANTOR

         Grantor represents and warrants to Secured Party as of the date hereof (which representations and warranties shall survive the execution and delivery of this Agreement and the making of Advances) as follows:

         3.1.     COLLATERAL

                  Except as disclosed on Schedule 5.5A to the Loan Agreement, Grantor is the sole owner of and has good, valid and marketable title to all of its properties and assets (whether real or personal) that comprise the Collateral, subject to no transfer or other restrictions or Liens or security interests of any kind except for Permitted Liens. All personal property and assets of Grantor are in good repair, working order and condition (normal wear and tear excepted) and are suitable and adequate for the uses for which they are being used.

         3.2.     SECURITY INTEREST

                  Grantor has full right and power to grant Secured Party a perfected, first priority security interest and Lien in the Collateral pursuant to this Agreement. Upon the execution and delivery of this Agreement, and upon the filing of the necessary financing statements, Secured Party will have a good, valid and perfected first priority Lien and security interest in the Collateral, subject to no transfer or other restrictions or Liens or security interests of any kind in favor of any other Person and otherwise except for Permitted Liens, without any further action or filing.

         3.3.     ACCOUNTS

                  Without limiting any provision of the Loan Documents, each and every Account and Receivable of Grantor: (a) is genuine and in all respects what it purports to be and is not evidenced by a judgment, (b) is a bona fide existing obligation, valid and enforceable against the Account Grantor for a sum certain for services rendered or goods sold in the ordinary course of business and arises out of a completed, bona fide sale and delivery of goods or rendition of services by Grantor in the ordinary course of its business and in accordance with the material terms and conditions of all purchase orders, contracts, certification, participation, certificate of need or other documents relating thereto and forming a part of the contract between Grantor and the Account Grantor; (c) all supporting Documents, Instruments and other evidence of indebtedness, if any, with respect thereto are complete and correct and valid and enforceable in accordance with their terms, and, to the best of Grantor's knowledge, all signatures and endorsements that appear thereon are genuine, and all signatories and endorsers have full capacity to contract; (d) the Account Grantor therefor is liable for and, to the best knowledge of Grantor, will make payment of the full amount thereof according to its terms; (e) together with Lender's security interest therein, are not, and will not (by voluntary act or omission by Grantor or any of its Subsidiaries), be in the future, subject to any offset, lien, defense, counterclaim or any other adverse condition, discount, allowance or special terms of payment without the prior approval of Secured Party, and is absolutely owing to Grantor and is not contingent in any respect or for any reason, except in each case under this clause with respect to Accounts and Receivables owed by Medicaid, (f) Grantor has full right and power to grant Secured Party a security interest therein, and the security interest granted therein to Secured Party hereunder will be, when perfected, a valid perfected first priority security interest which will inure to the benefit of Secured Party without further action, (g) is in compliance and conformance with any requisite procedures, requirements and regulations governing payment by such Account Grantor with respect to such Account or Receivable, and, if due from a Medicaid/Medicare Account Grantor, is properly payable directly to Grantor; and
(h) Grantor currently has all certificates of need, Medicaid and Medicare provider numbers, licenses, permits and authorizations that are necessary in the generation thereof. The representations set forth in this SECTION 3.3 shall be deemed to have been made with respect to each and every Account and Receivable now owned or hereafter acquired by Grantor.

         3.4.     FINANCING STATEMENTS

                  No financing statement (other than any which may have been filed on behalf of Secured Party) relating to any of the Collateral is on file in any public office except financing statements in connection with Permitted Liens.

         3.5.     LOCATION OF OFFICES, RECORDS, ACCOUNTS AND COLLATERAL

                  Grantor maintains its places of business and its chief executive office only in the locations set forth in EXHIBIT A attached hereto. All of the Collateral, including, without limitation, all of Grantor's Accounts and Receivables (whether for services rendered in the United States or internationally, and whether in connection with domestic or foreign projects, customers or Account Grantors), Inventory and Equipment, is located and, if applicable, arises and originates, only at the locations set forth on EXHIBIT A. The records and books of account relating to the Collateral are located only at the locations set forth on EXHIBIT A.

         3.6.     NON-SUBORDINATION

                  The obligations of Grantor under this Agreement are not subordinated in any way to any other obligation of Grantor or to the rights of any other Person.

         3.7.     CONFLICTS

                  Grantor is not a party to and has not entered into any agreement, document or instrument that conflicts with this Agreement or that impairs the rights in the Collateral granted to Secured Party hereunder.

         3.8.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES

                  The foregoing representations and warranties are made by Grantor with the knowledge and intention that Secured Party will rely thereon and that such representations and warranties shall survive the execution and delivery of this Agreement.

4.       AFFIRMATIVE COVENANTS

         Until all Obligations have been performed in full and indefeasibly paid in full in cash and the Loan Agreement has been terminated, Grantor hereby covenants that:

         4.1.     MAINTENANCE OF PROPERTY AND CONDUCT OF BUSINESS

                  Grantor shall (a) keep the property comprising the Collateral in good repair, working order and condition, and from time to time make all necessary or desirable repairs, renewals and replacements thereof, (b) conduct its business with respect to the Collateral in accordance with good business practices customary to the industry, and (c) keep in full force and effect all material rights, licenses, leases, powers, franchises and permits with respect to the Collateral, and maintain its license or qualification to do business and good standing in each jurisdiction in which the ownership or lease of the Collateral makes such license or qualification necessary.

         4.2.     CONTRACT OBLIGATIONS

                  Grantor shall (a) perform in accordance with its terms every contract, agreement or other arrangement (oral or written) to which Grantor is a party or by which it or any of the Collateral is bound, (b) comply with all laws, rules, regulations, ordinances and tariffs of any applicable Governmental Authority with respect or applicable to its business, assets or operations or to the Collateral, (c) pay and discharge all debts, taxes, assessments, fees, governmental charges, levies, claims for labor, supplies, rent and all other obligations or liabilities of any kind, except liabilities being contested in good faith and against which adequate reserves have been established, except where the failure to perform, comply or pay could not reasonably be expected to have a Material Adverse Effect. Grantor shall obtain and deliver all required consents, approvals and agreements from such Persons as Secured Party shall determine are necessary or desirable with respect to claims against Grantor and Subsidiary Guarantor or the Collateral or with respect to any agreements, document or instrument to which any of them is a party or by which any of their properties or assets are bound or subject.

         4.3.     SECURITY INTEREST IN THE COLLATERAL

                  Grantor shall (a) execute, obtain, deliver, file, register and/or record any and all financing statements, continuation statements, stock powers, instruments and other documents, or cause the execution, filing, registration, recording or delivery of any and all financing statements, continuation statements, stock powers, instruments and other documents, necessary or required under law or otherwise or reasonably requested by Secured Party to be filed, registered, executed, obtained, delivered or recorded to create, perfect, preserve, validate or otherwise protect for Secured Party its perfected first priority security interest in and Lien upon the Collateral, (b) maintain, or cause to be maintained, at all times, Secured Party's perfected first priority security interest in and Lien upon the Collateral, (c) immediately upon learning thereof, report to Secured Party any reclamation, return or repossession of goods in excess of $20,000 (individually or in the aggregate) and any claim(s) or dispute(s) asserted by any Person and any other matter(s) individually or in the aggregate affecting the value, enforceability or collectability of any of the Collateral (including, without limitation, any claim(s) or dispute(s) asserted by any Person in the amount of $50,000 or more, singly or in the aggregate, in existence at any one time) and (d) defend the Collateral and Secured Party's security interest therein and perfected first priority Lien thereon against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to Secured Party, and pay all costs and expenses (including, without limitation, Secured Party's in-house documentation and diligence fees and legal expenses and reasonable attorneys' fees and expenses) in connection with such defense, which may at Secured Party's discretion be charged to Grantor's account and added to the Obligations.

         4.4.     CHANGE IN PLACES OF BUSINESS OR CHIEF EXECUTIVE OFFICE

                  Grantor shall maintain its places of business and its chief executive office and the Collateral only in the locations set forth on EXHIBIT A attached hereto, and in such other places as Grantor may select, provided that Grantor shall provide to Secured Party at least thirty (30) Business Days prior written notice of any changes in or additions to the locations of the Collateral or of Grantor's places of business or chief executive office from those on EXHIBIT A. Grantor shall maintain the records and books of account relating to the Collateral only at Grantor's chief executive office as set forth on EXHIBIT A hereto.

         4.5.     PROCEEDS AND DOCUMENTS PERTAINING TO COLLATERAL

                  If Secured Party so demands in writing at any time after an Event of Default, Grantor shall (a) deliver all proceeds of the Collateral to Secured Party promptly upon receipt in a form and manner satisfactory to Secured Party, and (b) deliver all Chattel Paper, Instruments and Documents pertaining to the Collateral to Secured Party at the time and place and in the manner specified by Secured Party.

         4.6.     NOTICE OF DEFAULT AND LOSS AND OTHER EVENTS

                  Immediately upon the occurrence thereof, and in any event within two (2) calendar days after Grantor obtains knowledge thereof, Grantor shall notify Secured Party in writing of (i) any action, suit, litigation, investigation or proceeding of any kind pending, instituted or threatened against or affecting, involving or relating to Grantor, any Subsidiary Guarantor which involves an amount in dispute of at least $150,000 or the Collateral or any of their respective properties or assets, whether or not the claim is covered by insurance, (ii) the filing, recording or assessment of any federal, state, local or foreign tax lien against the Collateral, Grantor or any Subsidiary Guarantor, (iii) the occurrence of any Default or Event of Default, which notice shall specify the nature and status thereof, the period of existence thereof and what action is proposed to be taken with respect thereto,
(iv) the occurrence or existence of any event, fact, circumstance or condition which constitutes or results in, or would constitute or result in with the giving of notice or passage of time or both, a Default or an Event of Default, which notice shall specify the nature and status thereof, the period of existence thereof and what action Grantor proposes to take with respect thereto,
(v) a default or assertion of a default under any other agreement, instrument or indenture to which Grantor or any Subsidiary Guarantor is a party or by which any of them or the Collateral may be bound or subject, and (vi) any other development, event, fact, circumstance, condition or action of any nature against or affecting Grantor or any Subsidiary Guarantor or the Collateral or otherwise, which that could reasonably be expected to have, lead to or result in a Material Adverse Effect, a Default or Event of Default or that is or could reasonably be expected to result in any loss or damage to the Collateral in excess of $50,000, however occasioned, in each case describing the nature and status thereof and the action Grantor proposes to take with respect thereto.

         4.7.     ACCOUNTS

                  Grantor shall (a) promptly notify Secured Party in writing of any compromise, settlement or adjustment with respect to an Account or Receivable in excess of $50,000 other than in the ordinary course of business consistent with past practice and standards of the managed behavioral health industry or if any such Account or Receivable is not paid within the later of
(i) one hundred twenty (120) calendar days after the earlier of the applicable invoice date or the date the applicable services were billed, and (ii) one hundred thirty (135) calendar days after the applicable services have been rendered, or if an Account Grantor of any Account or Receivable disputes liability, exercises a right of set off or counterclaim, becomes insolvent, fails or ceases to do business, (b) maintain accurate and complete records of the Accounts and Receivables and make the same available to Secured Party at any time during normal business hours upon demand, (c) stamp, in form and manner satisfactory to Secured Party, its accounts receivable ledger and other books and records pertaining to the Accounts and Receivables with an appropriate reference to the security interest of Secured Party in the Accounts and Receivables, (d) upon request, furnish Secured Party with original or other papers relating to the sale of merchandise or the performance of labor or services which created any Account or Receivable, (e) upon an Event of Default, as required by the Loan Documents, promptly remit to Secured Party the proceeds of the Accounts and Receivables when collected by Grantor, whether consisting of cash, checks, notes, drafts, money orders, commercial paper of any kind whatsoever received in payment of the Accounts and Receivables in precisely the form received, except for endorsement by Grantor when required,
(f) upon an Event of Default, hold such proceeds until remitted to Secured Party, as aforesaid, in trust for, and as the property of, Secured Party and not commingle such proceeds with other funds, money or property, (g) promptly notify Secured Party in writing of the return or rejection of any merchandise or services represented by the Accounts and Receivables other than in the ordinary course of business consistent with past practice and standards of the managed behavioral health industry and forthwith account therefor to Secured Party in cash without demand or notice until such payment has been received by Secured Party.

         4.8.     REPORTS AND STATEMENTS OF ACCOUNTS

                  Upon the creation of Accounts or Receivables, or from time to time as Secured Party may reasonably require, Grantor shall deliver to Secured Party schedules of all outstanding Accounts and Receivables. Grantor shall also deliver to Secured Party copies of Grantor's statements and such other schedules and information as Secured Party may reasonably request. The items to be provided under this section are to be prepared and delivered to Secured Party from time to time solely for its convenience in maintaining records of the Collateral and Grantor's failure to give any of such items to Secured Party shall not affect, terminate, modify or otherwise limit Secured Party's security interest granted herein.

         4.9.     NOTICES; CONSENTS; INFORMATION

                  Grantor shall promptly notify Secured Party in writing of any pending or threatened litigation, suit, investigation or administrative proceeding affecting or action, suit, litigation, investigation or proceeding of any kind pending, instituted or threatened against or affecting, involving or relating to Grantor or any of its property or assets or any of the Collateral, whether or not the claim is covered by insurance, which could be reasonably expected to have or result in a Material Adverse Effect. Grantor shall obtain and deliver all required consents, approvals and agreements from such Persons as Secured Party shall determine are necessary or desirable with respect to claims against Grantor or the Collateral or with respect to any agreements (oral or written), consents, documents or instruments to which Grantor is a party or by which any of its properties or assets or any of the Collateral are bound or subject. Grantor shall furnish to Secured Party such additional information as Secured Party may reasonably request from time to time.

         4.10.    INSURANCE

                  Grantor shall (a) keep all of the insurable Collateral adequately insured in all material respects at all times against losses, damages and hazards as are customarily insured against by businesses engaging in activities similar to those of Grantor or owning assets or properties similar to the Collateral, and (b) maintain general public liability insurance at all times against liability on account of damage to persons and property having such limits, deductibles, exclusions and co-insurance and other provisions as are customary for a business engaged in activities similar to those of Grantor, all of the foregoing insurance policies to (i) be reasonably satisfactory in form and substance to Secured Party, (ii) name Secured Party as an additional insured thereunder, and (iii) expressly provide that such policies cannot be altered or canceled without thirty (30) Business Days prior written notice to Secured Party and the consent of Secured Party and that such policies inure to the benefit of the Secured Party notwithstanding any action or omission or negligence of or by Grantor.

         4.11.    TRUE BOOKS

                  Grantor shall keep true, complete and accurate books of record and account with respect to the Collateral in accordance with commercially reasonable business practices in which true and correct entries are made of all of its dealings and transactions in all material respects.

         4.12.    ENFORCEABILITY OF AND COMPLIANCE WITH THIS AGREEMENT

                  Grantor shall take all necessary and appropriate actions to ensure that (a) this Agreement and the security interests and Liens created hereby are and remain enforceable against Grantor in accordance with its and their terms, and (b) Grantor complies with each of its covenants, agreements and obligations under this Agreement.

5.       NEGATIVE COVENANTS

         Until all Obligations have been paid performed and satisfied and indefeasibly paid in full in cash and the Loan Agreement has been terminated, Grantor hereby covenants that:

         5.1.     LOCATION OF COLLATERAL; VALUE

                  Grantor shall not change the location of its places of business or chief executive offices or of any of the Collateral or any records or books of account from the places of business where such items of Collateral are required to be located by SECTION 4.4 hereof without complying with the provisions of that SECTION 4.4 and the applicable provisions of the Loan Agreement. Grantor shall not take or permit to be taken any action in connection with the Collateral or otherwise which would impair the value thereof or the value of the interest or rights of Grantor or Secured Party therein or with respect thereto..

         5.2.     RECEIVABLES

                  Grantor shall not adjust, discount, offset or deduct any amounts from any Receivable or Account except for adjustments or discounts customary in the ordinary course of Grantor's business. Grantor shall not accept any non-cash payment or satisfaction for any Receivable or Account.

         5.3.     ACCOUNTS

                  Grantor shall not renew, waive or extend the time of payment for any Account or Receivable, except as is customary and consistent with the Grantor's ordinary course of business, consistent with past practice and standards of the managed behavioral care industry.

         5.4.     TRANSFER OF COLLATERAL

                  Grantor shall not sell, lease, transfer, assign or otherwise dispose of any interest in any of the Collateral (other than obsolete equipment or excess equipment no longer needed in the conduct of the business in the ordinary course of business), or agree to do any of the foregoing at any future time, except as permitted by the Loan Agreement.

         5.5.     LIENS

                  Grantor shall not create, incur or suffer to exist any Lien or security interest or transfer or other restriction upon or against any of the Collateral except Permitted Liens.

         5.6.     AGREEMENTS

                  Grantor shall not, and shall not permit any Subsidiary Guarantor to, enter into or become a party to any agreement (oral or written), arrangement or commitment to do, or cause to be done, any of the things prohibited by this Agreement.

6.       EVENTS OF DEFAULT

                  (a) The occurrence of any one or more of the following shall constitute an "Event of Default" under this Agreement:

                           (i) Grantor shall fail to perform, observe or comply
with any covenant, obligation or agreement set forth in this Agreement; PROVIDED that, with respect to the covenants set forth in ARTICLE 4 (other than SECTIONS 4.1, 4.3, 4.4 AND 4.6 and ARTICLE 5 for which there shall be no cure period) Grantor shall have a fifteen (15) calendar day period to cure or remedy such failure, breach or default starting on the earlier of (i) Receipt by Grantor of written notice of such failure, and (ii) the time at which Grantor or any Authorized Officer thereof knew or became aware, or should have known or been aware, of such failure, breach or default;

                           (ii) any representation or warranty made or deemed
made by Grantor in this Agreement shall not be true and correct in all materials respects or shall prove to be or have been false or misleading in any material respect on the date when made or deemed to have been made (except to the extent the representation or warranty is already qualified by materiality or the phrase "Material Adverse Effect" or "Material Adverse Change," in which case it shall be true and correct in all respects);

                           (iii) any Default or Event of Default under any other
Loan Document shall occur and be continuing past any cure period which is not waived in writing ; or

                           (iv) this Agreement shall cease to be in full force
and effect or any Lien or security interest created hereunder shall cease to constitute a valid perfected first priority Lien and security interest on the Collateral.

                  (b) Upon the occurrence and continuation of any such Event of Default, the Secured Party may, by notice to Grantor, (i) declare its obligations to make Loans under the Loan Agreement to be terminated, whereupon the same shall forthwith terminate, and (ii) declare the Note, all interest thereon and all other Obligations to be due and payable immediately, whereupon the Note and all such Obligations shall become and be due and payable immediately, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Grantor.

                  (c) Notwithstanding the foregoing, in the case of an Event of Default under SECTION 6(A)(IV) or under Sections 8(d), (g), (h) or (l) of the Loan Agreement, the Note, all interest thereon and all other Obligations automatically, without demand or further act by the Secured Party, shall be immediately due and payable.

7.       RIGHTS OF SECURED PARTY UPON OCCURRENCE OF EVENT OF DEFAULT

         7.1.     MISCELLANEOUS RIGHTS OF SECURED PARTY

                  In addition to the provisions set forth in this Agreement and in the Loan Documents, upon the occurrence and continuation of an Event of Default, Secured Party shall have the right to exercise any and all other rights and remedies provided for herein or in any other Loan Document, under the UCC or at law or equity generally or otherwise (other than with respect to Collateral consisting of Receivables owed or owing by Medicaid/Medicare Account Grantors absent a court order or compliance with applicable law), including, without limitation, subject to applicable laws and regulations, (a) the right to foreclose the security interests and Liens created hereunder, (b) to realize upon or to take possession of or sell any of the Collateral (other than with respect to Collateral consisting of Receivables owed or owing by Medicaid/Medicare Account Grantors absent a court order or compliance with applicable law) with or without judicial process, and (c) to exercise, in the name of Grantor or in the name of Secured Party, such rights and powers with respect to the Collateral (other than with respect to Collateral consisting of Receivables owed or owing by Medicaid/Medicare Account Grantors absent a court order or compliance with applicable law) as Grantor might exercise, including without limitation the right to:

                           (i) enter into any extension, reorganization or
restructuring plan, consolidation, deposit or other agreement pertaining to the Collateral or any part thereof, or deposit, surrender, accept, hold or apply other property in exchange for, the Collateral or any part thereof;

                           (ii) insure, process or preserve the Collateral;

                           (iii) transfer the Collateral or any part thereof to
the name of Secured Party or to the name of the Secured Party's nominee;

                           (iv) receive, open and dispose of mail addressed to
Grantor relating to the Collateral or any part thereof;

                           (v) collect and endorse, receive and give receipts
for, all dividends, interest, rent, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral or any part thereof or on account of its sale or lease;

                           (vi) initiate, pursue, compromise, settle or withdraw
any claims, suits or proceedings pertaining to the Collateral or any part thereof or pertaining to any dividend, interest, rent or other payment on or on account of the Collateral or any part thereof or on account of its sale or lease;

                           (vii) take possession of and endorse in the name of
Grantor or in the name of Secured Party any bills of exchange, checks, drafts, money orders, notes or any other Chattel Paper, Documents or Instruments constituting all or any part of the Collateral or received as a dividend, interest, rent or other payment on account of the Collateral or any part thereof or on account of its sale or lease; and

                           (viii) appoint a Person (who may be an employee,
officer or other representative of Secured Party) to do any of the foregoing on behalf of Secured Party; and

                           (ix) take any other action that Secured Party deems
necessary or desirable to protect and to realize upon its security interest in the Collateral or any part thereof, and Grantor hereby irrevocably appoints Secured Party as Grantor's attorney in fact to take any such action, including the execution and delivery of any and all documents or instruments related to the Collateral or any part thereof in Grantor's name, and said appointment shall create in Secured Party a power coupled with an interest.

         7.2.     COLLATERAL

                           (a) In addition to any other rights Secured Party may
have hereunder, under any other Loan Document, under applicable law or equity or otherwise, upon the occurrence and continuation of an Event of Default, Secured Party shall have:

                                    (i) the right to take possession of, send
notices regarding, and collect directly the Collateral (other than with respect to Collateral consisting of Receivables owed or owing by Medicaid/Medicare Account Grantors absent a court order or compliance with applicable law), with or without judicial process, and to exercise all rights and remedies available to Secured Party with respect to the Collateral under the UCC in effect in the jurisdiction(s) in which such Collateral is located;

                                    (ii) the right (by its own means or with
judicial assistance) to enter Grantor's premises and take possession of the Collateral, or render it unusable, or dispose of the Collateral on such premises in compliance with subsection (b), without any liability for rent, storage, utilities, or other sums, and Grantor shall not resist or interfere with such action;

                                    (iii) the right to require Grantor at
Grantor's expense to assemble all or any part of the Collateral and make it available to Secured Party at any place designated by Secured Party;

                                    (iv) the right to relinquish or abandon any
Collateral or any Lien thereon or any security interest therein.

                  (b) Grantor agrees that notice received by it at least five
(5) calendar days before the time of any intended public sale, or the time after which any private sale or other disposition of Collateral is to be made, shall be deemed to be reasonable notice of such sale or other disposition. If permitted by applicable law, any perishable Collateral which threatens to speedily decline in value or which is sold on a recognized market may be sold immediately by Secured Party without prior notice to Grantor. At any sale or disposition of Collateral, Secured Party may (to the extent permitted by applicable law) purchase all or any part of the Collateral, free from any right of redemption by Grantor, which right is hereby waived and released. Grantor covenants and agrees not to, and not to permit or cause any of its Subsidiaries to, interfere with or impose any obstacle to Secured Party's exercise of its rights and remedies with respect to the Collateral.

         7.3.     RIGHT OF SECURED PARTY TO TAKE POSSESSION AND TO FORECLOSE

                  In addition to any other rights of Secured Party hereunder or under any other Loan Document, under applicable law or at equity or otherwise but subject to SECTION 8.5, upon the occurrence and continuation of any Event of
Default: (a) Secured Party shall have the right to take possession of the Collateral and of any and all books of account and records of Grantor relating to any of the Collateral, the right to place Secured Party's representatives upon any premises on which the Collateral or any part thereof or any such books of account or records may be situated with full power to remove the same therefrom, and the right to exclude Grantor and all Persons claiming under Grantor from any access to the Collateral or to any part thereof or to any and all books of account and records of Grantor relating to any of the Collateral;
(b) Secured Party may require Grantor to assemble the Collateral or any part thereof or any and all books of account and records of Grantor relating to any of the Collateral and to make the same

(to the extent the same is moveable) available to Secured Party at a place to be designated by Secured Party; (c) Secured Party may render the Collateral or any part thereof unusable without removing the same from the premises on which it may be situated, and may sell the same on the premises of Grantor if such Collateral or part thereof is situated thereon; and (d) Secured Party may make formal application to the appropriate Person for the transfer of all of Grantor's permits, licenses, approvals, agreements and the like relating to the Collateral to Secured Party or to any assignee of Secured Party or to any purchaser of any of the Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give the Grantor at least five (5) calendar days prior written notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made, and the Grantor hereby agrees that such notice shall constitute reasonable notice. In addition to exercising the foregoing rights, Secured Party may arrange for and conduct the sale of the Collateral at a public or private sale, as Secured Party may elect, which sale may be conducted by an employee or representative of Secured Party and which sale shall be considered or deemed to be a sale in a commercially reasonable manner. Secured Party may release to Grantor any item of Collateral of which Secured Party has taken possession pursuant to any right granted to Secured Party by this Agreement without waiving any rights granted to Secured Party under this SECTION 7.3. Secured Party, in dealing with or disposing of the Collateral or any part thereof, shall not be required to give priority or preference to any item of Collateral or otherwise to marshal assets or to take possession or sell any Collateral with judicial process.

         7.4. RIGHT OF SECURED PARTY TO COLLECT AND SERVICE ACCOUNTS; RIGHTS REGARDING GOVERNMENT RECEIVABLES

                  In addition to any other rights of Secured Party hereunder or under any other Loan Document, under applicable law or at equity or otherwise, if and as long as an Event of Default is continuing Secured Party may notify or may require Grantor to notify any Person obligated to Grantor under any Account or Receivable forming all or any part of the Collateral, whether now existing or hereafter acquired, that the same has been assigned to Secured Party and that such obligor should make payment or performance of its obligations under such Account or Receivable directly to Secured Party, and Secured Party may take possession of and exercise control over all proceeds of any such Account or Receivable in Grantor's possession or otherwise, and may take any other action that Secured Party deems necessary or desirable to collect any such Account or Receivable or the proceeds thereof. To evidence Secured Party's rights hereunder, Grantor, to the fullest extent permissible under applicable law, shall execute such assignments or endorsements of any such Account or Receivable, or of the proceeds thereof, as Secured Party may request, including without limitation assignments as required by the Assignment of Claims Act, 31 U.S.C. ss. 203, as now in force or as hereafter amended.

         7.5.     RIGHT OF SECURED PARTY TO USE AND OPERATE COLLATERAL

                  In addition to any other rights of Secured Party hereunder or under any other Loan Document, under applicable law or at equity or otherwise, upon the Secured Party's taking possession of all or any part of the Collateral, Secured Party shall have the right to hold, store, use, operate, manage and/or control the same. Upon any such taking of possession, Secured Party may, from time to time, at the expense of Grantor, make all such repairs, replacements, alterations, additions and improvements to and of all or any of the Collateral as Secured Party may deem proper. In any such case, Secured Party shall have the right to exercise all rights and powers of Grantor in respect of the Collateral or any part thereof as Secured Party shall determine, including the right to enter into any and all such agreements with respect to the leasing and/or operation of the Collateral or any part thereof as Secured Party may see fit; and Secured Party shall be entitled to collect and receive all dividends, interest, rents, issues, profits, fees, revenues, other income and the proceeds of the same and every part thereof.

         7.6.     APPLICATION OF PROCEEDS

                  All dividends, interest, rents, issues, profits, fees, revenues, income, and other proceeds collected or received from collecting, holding, managing, renting, selling, or otherwise disposing of the Collateral or any part thereof shall be applied in the following order of priority:

                           FIRST, to the payment of all costs and expenses of
collecting, storing, leasing, holding, operating, managing, selling or otherwise disposing of or delivering the Collateral or any part thereof or any proceeds thereof and of conducting the Grantor's business and of maintenance, repairs, replacements, alterations, additions and improvements of or to the Collateral, and to the payment of all sums which Secured Party may be required or may elect to pay, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments that Secured Party may be required or authorized to make under any provision of this Agreement (including in each such case legal costs and expenses and attorneys' fees and expenses and all expenses, liabilities and advances made or incurred in connection therewith);

                           SECOND, to the payment of all Obligations (starting
first with any and all unpaid charges, expenses and fees under the Loan Documents, then to any unpaid interest on the Note, and then to the unpaid principal balance owed by Grantor under the Loan Documents);

                           THIRD, to the satisfaction of indebtedness secured by
any subordinate security interest of record in the Collateral if written notification of demand therefor is received before distribution of the proceeds is completed; if requested by Secured Party, the holder of a subordinate security interest shall furnish reasonable proof of its interest, and unless it does so, Secured Party need not address its claims; and

                           FOURTH, to the payment of any surplus then remaining
to Grantor, unless otherwise provided by law or directed by a court of competent jurisdiction; provided that Grantor shall be liable for any deficiency if such proceeds are insufficient to satisfy the Obligations or any of the other items referred to in this SECTION 7.6.

         7.7.     RIGHT OF SECURED PARTY TO APPOINT RECEIVER

                  Without limiting any other rights granted to Secured Party under this Agreement or otherwise, if and as long as an Event of Default is continuing Secured Party shall have the right to apply for and have a receiver appointed by a court of competent jurisdiction in any action taken by Secured Party to enforce its rights and remedies hereunder or otherwise in order to manage, protect and preserve the Collateral and continue the operation of the business of Grantor and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership including the compensation of the receiver and to the payments as aforesaid until a sale or other disposition of such Collateral shall be finally made and consummated.

8.       MISCELLANEOUS PROVISIONS

         8.1.     ADDITIONAL ACTIONS AND DOCUMENTS

                  Grantor hereby agrees to take or cause to be taken such further actions, to obtain such consents and approvals and to duly execute, deliver and file or cause to be executed, delivered and filed such further agreements, assignments, instructions, documents and instruments as may be necessary or as may be reasonably requested by Secured Party in order to fully effectuate the purposes, terms and conditions of this Agreement and the consummation of the transactions contemplated hereby, whether before, at or after the performance and consummation of the transactions contemplated hereby or the occurrence of a Default or Event of Default hereunder.

         8.2.     EXPENSES

                  Notwithstanding and without limiting any other provision of this Agreement or the Loan Documents, Grantor shall pay all actual costs and expenses including, without limitation, Secured Party's in-house documentation and diligence fees and legal expenses, and all search, audit, recording, professional and filing fees and expenses, and reasonable attorneys' fees and expenses, incurred by Secured Party or any of its Affiliates (a) in any effort to enforce this Agreement or any related agreement, document or instrument, or to effect collection hereunder or thereunder, (b) in connection with entering into this Agreement and the other Loan Documents and all related agreements, documents and instruments subject to the limitations set forth in Section 12.8 of the Loan Agreement, (c) arising in any way out of administration of the Obligations or the security interests or Liens created hereunder, including without limitation, any wire transfer fees or audit expenses or filing or recordation fees, (d) in connection with instituting, maintaining, preserving and enforcing Secured Party's rights hereunder and enforcing and foreclosing on the security interest and/or Liens in any of the Collateral, through judicial process or otherwise, (e) in defending or prosecuting any actions, claims or proceedings arising out of or relating to this Agreement, (f) in seeking or receiving any advice with respect to its rights and obligations under this Agreement and all related agreements, documents and instruments as a result of an Event of Default or reasonably anticipated Event of Default, and/or (g) in connection with any modification, restatement, supplement, amendment, waiver or extension of this Agreement or any related agreement, document or instrument, and all of the same may be charged to Grantor's account and shall be part of the Obligations.

         8.3.     NOTICES

                  Any notice or request hereunder shall be given to Grantor or to Secured Party at their respective addresses set forth below or at such other address as such Person may hereafter specify in a notice given in the manner required under this SECTION 8.3. Any notice or request hereunder shall be given by (a) hand delivery, (b) registered or certified mail, return receipt requested, (c) delivery by a nationally recognized overnight courier, (d) facsimile to the number set forth below (or such other number as may hereafter be specified in a notice given in the manner required under this SECTION 8.3) with telephone communication to a duly Authorized Officer of the recipient acknowledging receipt or as subsequently confirmed by a facsimile confirmation report, or (e) e-mail or other electronic transmission to the e-mail address set forth below (or such other e-mail address as may hereafter be specified in a notice given in the manner required under this SECTION 8.3) with telephone communication to a duly Authorized Officer of the recipient acknowledging receipt or as subsequently confirmed by an e-mail or electronic confirmation (whether automatic or manual from recipient). Except as expressly provided otherwise in this Agreement, notices and requests shall be deemed to have been given (w) in the case of hand delivery, upon receipt, (x) in the case of mail delivery, five (5) Business Days after being deposited in the mail, addressed as provided in this SECTION 8.3, (y) in the case of delivery by overnight courier, one (1) Business Day after deposit with such courier, and (z) in the case of delivery by facsimile or e-mail, upon telephone communication to a duly Authorized Officer of the recipient acknowledging receipt or as subsequently confirmed by a facsimile confirmation report or e-mail or electronic confirmation (whether automatic or manual from recipient), as applicable (each of the foregoing clauses being a "RECEIPT").

                           (i)      If to Secured Party:

                                    CapitalSource Finance LLC 1133 Connecticut
                                    Avenue, N.W.
                                    Suite 310
                                    Washington, D.C.  20036
                                    Attention: Loan Management Officer
                                               General Counsel
                                    Telephone:  (202) 862-7300
                                    FAX:  (202) 862-4990
                                    E-Mail: rdailey@capitalsource.com

                                    and              smuseles@capitalsource.com

                           (ii)     If to Grantor:

                                    c/o: APS Healthcare Holdings, Inc.
                                    6705 Rockledge Drive
                                    Suite 200
                                    Bethesda, Maryland  20817
                                    Attention:     Steve DaRe
                                                   EVP of Finance and CAO
                                    Telephone:  (800) 305-3720 ext. 3058
                                    FAX:  (301) 622-3967
                                    E-Mail:  sdare@apscare.com

                           with a copy to:

                                    Scott Meza, Esq.
                                    Mintz, Levin, Cohn, Ferris, Glovsky and
                                    Popeo, P.C.
                                    One Fountain Square
                                    11911 Freedom Drive
                                    Reston, Virginia  20190
                                    Telephone:  (703) 464-7300
                                    FAX:  (703) 464-4895

         8.4.     DELAY

                  No renewal or extension of this Agreement, any security interests or Liens created hereunder or rights or obligations hereunder, release of Grantor or any of the foregoing or delay or omission on Secured Party's part in enforcing this Agreement or any other Loan Document or in exercising any right, remedy, option or power hereunder or under any Loan Document shall affect the liability of Grantor or operate as a waiver of such or of any other right, remedy, power or option or of any default.

         8.5.     GOVERNMENTAL APPROVALS

                  Upon the exercise by Secured Party or any of its Affiliates of any right or remedy under this Agreement or any Loan Document that requires any consent or registration with, or consent, qualification or authorization by, of any Governmental Authority, Grantor will, and will cause its

Subsidiaries to, execute and deliver all applications, certificates, instruments and other documents that Secured Party may be required to obtain for such governmental consent, registration, qualification or authorization.

         8.6.     RELEASE OF COLLATERAL

                  Promptly following full performance and satisfaction and indefeasible payment in full in cash of the Obligations and the termination of the Loan Agreement, the security interests and Liens created hereby shall terminate and Secured Party shall execute and deliver such documents, at Grantor's expense, as are necessary to release Secured Party's security interests and Liens in the Collateral.

         8.7.     SUCCESSORS AND ASSIGNS; PARTICIPATIONS; NEW SECURED PARTIES

                  (a) This Agreement shall inure to the benefit of Secured Party, all Transferees and all future holders of the Note, any of the Obligations or any of the Collateral, and each of their respective successors and permitted assigns. Grantor may not assign, delegate or transfer this Agreement or any of its rights or obligations under this Agreement or any Loan Document without the prior written consent of Secured Party. This Agreement shall be binding upon Grantor and its respective successors and assigns.

                  (b) IF Secured Party AT ANY TIME AND FROM TIME TO TIME sellS, assignS OR transferS all or any part of its rights or obligations under, OR PARTICIPATING INTERESTS IN, this Agreement, the Note, THE OBLIGATIONS, THE COLLATERAL and the Loan Documents TO ONE OR MORE OTHER PERSONS, INCLUDING, WITHOUT LIMITATION, FINANCIAL INSTITUTIONS IN CONFORMANCE WITH THE LOAN AGREEMENT (EACH SUCH TRANSFEREE OR PURCHASER OF A PARTICIPATING INTEREST, A "TRANSFEREE"), the Transferee shall have all of the rights and benefits with respect to the portion of such Obligations, the Note, the Collateral, this Agreement and the Loan Documents held by it as fully as if such Transferee were the original holder thereof (including without limitation rights of set-off and recoupment), and shall become vested with all of the powers and rights given to Secured Party hereunder, and shall be deemed to be a "Secured Party" for all purposes hereunder, the predecessor Secured Party shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interests so assigned, and either Secured Party or any Transferee may be designated as the sole agent to manage the transactions and obligations contemplated herein. The Grantor hereby grants to any Transferee or any assignee or other transferee or Secured Party a continuing security interest and Lien in the Collateral and any deposits, moneys or other property actually or constructively held by such Transferee, assignee or transferee as security for such Person's interest in the Obligations, Note, the Collateral and/or this Agreement and/or the Loan Documents.

                  (c) Notwithstanding any other provision of any Loan Document, Secured Party may divulge to any Transferee, participant in and future holders of the Loan, or any portion thereof, all information, and may furnish to such participant copies of reports, financial statements, certificates, and documents obtained under any provision of this Agreement or any Loan Document.

         8.8.     SEVERABILITY

                  If any term or provision of this Agreement is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity or unenforceability without affecting the validity or enforceability of, the remainder of this Agreement which shall be given effect so far as possible.

         8.9.     SURVIVAL

                  It is the express intention and agreement of the parties hereto that all covenants, representations, agreements, obligations, warranties, waivers and indemnities made by Grantor herein shall survive the execution, delivery and termination of this Agreement until all Obligations are performed in full and indefeasibly paid in full in cash.

         8.10.    RIGHTS AND REMEDIES NOT EXCLUSIVE

                  (a) Secured Party shall have the right in its sole discretion to determine which rights, powers, Liens, security interests or remedies Secured Party may at any time pursue, relinquish, subordinate or modify or to take any other action with respect thereto and such determination will not in any way modify or affect any of Secured Party's rights, powers, Liens, security interests or remedies hereunder or under any of the Loan Documents or under applicable law or at equity or otherwise.

                  (b) The enumeration of the rights and remedies herein is not intended to be exhaustive. The rights and remedies of Secured Party described herein are cumulative and are not alternative to or exclusive of any other rights or remedies which Secured Party otherwise may have by contract or at law or in equity, and the partial or complete exercise of any right or remedy shall not preclude any other further exercise of such or any other right or remedy.

         8.11.    EFFECTIVENESS AND TERMINATION

                  This Agreement shall be effective on the date hereof and shall continue in full force and effect until full performance and indefeasible payment in full in cash of all Obligations and termination of the Loan Agreement, all in accordance with the Loan Agreement, and the rights and powers and security interests and liens granted to Secured Party hereunder and the financing statements filed pursuant hereto shall continue in full force and effect notwithstanding the termination of this Agreement or the fact that Borrower's borrowings under the Loan Agreement may from time to time be temporarily in a zero or credit position, until all of the Secured Obligations have been indefeasibly paid in full in cash and performed and satisfied in full. Grantor waives any rights which it may have under Section 9-404(1) of the UCC or otherwise to demand the filing of termination statements with respect to the Collateral, and Secured Party shall not be required to send such termination statements to Grantor, or to file them with any filing office, unless and until this Agreement shall have been terminated in accordance with its terms and all Obligations shall have been performed fully and indefeasibly paid in full in cash.

         8.12.    GOVERNING LAW; JURISDICTION; CONSTRUCTION

                  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to its choice of law provisions (other than Section 5-1401 of the New York General Obligation Law). Any judicial proceeding brought by or against Grantor with respect to any of the Obligations or any of the rights or security interests or Liens created hereunder, this Agreement or any related agreement may be brought in any federal or state court of competent jurisdiction located in the State of New York, and, by execution and delivery of this Agreement, Grantor accepts for itself and in connection with its properties generally and unconditionally the non-exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement or any of the Loan Documents or any such other agreement. Grantor hereby waives personal service of process and agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with SECTION 8.3, and service so made shall be deemed completed on the third (3rd) Business Day after mailing. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Secured Party to bring proceedings against Grantor in the courts of any other jurisdiction having jurisdiction over Grantor. Grantor waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon FORUM NON CONVENIENS. Any judicial proceeding by Grantor against Secured Party involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with the Obligations, any security interest or Lien created hereunder, this Agreement or any of the other Loan Documents, shall be brought only in a federal or state court located in the State of New York. Each party hereto acknowledges that both parties participated in the negotiation and drafting of this Agreement and that, accordingly, neither party shall move or petition a court construing this Agreement to construe it more stringently against one party than against the other.

         8.13.    CAPTIONS

                  The captions in this Agreement are intended for convenience and reference only and do not constitute and shall not be interpreted as part of this Agreement, and shall not affect the meaning or interpretation of this Agreement.

         8.14.    COUNTERPARTS

                  This Agreement may be executed in one or more counterparts, all of which taken together shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission, which facsimile signatures shall be considered original executed counterparts for purposes of this SECTION 8.14, and each party to this Agreement agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party to this Agreement.

         8.15.    INDEMNITY

                  (a) Notwithstanding and without limiting any other provision of this Agreement or any Loan Document, Grantor shall indemnify Secured Party and its Affiliates and their respective managers, members, officers, employees, agents, representatives, accountants and attorneys (collectively, the "INDEMNIFIED PERSONS") from and against any and all liabilities, obligations, damages, penalties, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, Secured Party's in-house documentation and diligence fees and legal expenses and reasonable fees and disbursements of counsel) which may be imposed on, incurred by or asserted against Secured Party or any other Indemnified Person with respect to or arising out of, or in any litigation, proceeding or investigation instituted or conducted by any Governmental Authority or any other Person with respect to any aspect of, or any transaction contemplated by or referred to in, or any matter related to or any aspect of, this Agreement or the Obligations, the Collateral, the Note or any of the Loan Documents or any agreement or document contemplated hereby or thereby, whether or not Secured Party or such Indemnified Person is a party thereto, except to the extent that any of the foregoing arises out of the gross negligence or willful misconduct of Secured Party or such Indemnified Person. Secured Party agrees to give Grantor reasonable notice of any event of which Secured Party becomes aware for which indemnification may be required under this SECTION 8.15, and Secured Party may elect (but is not obligated) to direct the defense thereof, provided that the selection of counsel shall be subject to Grantor's consent, which consent shall not be unreasonably withheld or delayed. Secured Party and any other Indemnified Person may, in its reasonable discretion, take such actions as it deems necessary and appropriate to investigate, defend or settle any event or take other remedial or corrective actions with respect thereto as may be necessary for the protection of Secured Party or any of the other Indemnified Persons, its or their interest or the Collateral generally.

                  (b) Notwithstanding and without limiting any other provision of this Agreement or any Loan Document, Grantor shall defend the Collateral from and against all liabilities, obligations, damages, penalties, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever and all claims and demands of all Persons at any time claiming the same or any interest therein and pay all costs and expenses incurred in connection with such defense (including, without limitation, Secured Party's in-house documentation and diligence fees and legal expenses and reasonable fees and disbursements of counsel) which may be imposed on, incurred by or asserted against Secured Party or any other Indemnified Person or otherwise, and, at Grantor's sole cost and expense (including, without limitation, Secured Party's in-house documentation and diligence fees and legal expenses and reasonable fees and disbursements of counsel), settle any and all such claims and disputes (provided such settlement is approved by Secured Party in its sole discretion) and indemnify and protect Secured Party and the other Indemnified Parties against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever arising therefrom or connected thereto or out of any such reclamation, return or repossession of any of the Collateral, PROVIDED, HOWEVER, if Secured Party shall so elect, it shall have the right at all times to settle, compromise or litigate all such claims or disputes directly upon such terms and conditions as Secured Party deems advisable, and to charge all costs and expenses thereof (including, without limitation, Secured Party's in-house documentation and diligence fees and legal expenses and reasonable fees and disbursements of counsel) to Grantor's account and to add them to the Obligations.

                  (c) To the extent that Secured Party obtains recovery from a third party other than an Indemnified Person of any of the amounts that Grantor has paid to Secured Party pursuant to the provisions of this SECTION 8.15, then Secured Party shall promptly pay to Grantor the amount of such recovery.

         8.16.    SETOFF

                  In addition to any other rights Secured Party may have hereunder or under any of the Loan Documents or under applicable law or at equity or otherwise, upon the occurrence and continuation of any Event of Default Secured Party shall have the right to apply any property of Grantor held by Secured Party to reduce the Obligations.

         8.17.    WAIVER OF NOTICE

                  Grantor hereby waives demand, presentment, protest, notice of dishonor or non-payment, as well as all defenses and counterclaims with respect to any and all instruments, notice of Loans or Advances made, credit extended, collateral received or delivered, or any other action taken by Secured Party in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

         8.18.    WAIVER OF DEFENSES

                  Grantor hereby waives any and all defenses and counterclaims it may have or could interpose in any action or procedure brought by Secured Party to obtain an order of court recognizing the assignment or security interests and Liens of Secured Party in and to Account, Receivable or other Collateral, whether payable to Grantor or any of its Subsidiaries and whether or not payable by a Medicaid/ Medicare Account Grantor.

         8.19.    DISCHARGE OF GRANTOR'S OBLIGATIONS

                  In addition to and notwithstanding any other provision of this Agreement or any Loan Document, Secured Party, in its sole discretion, shall have the right at any time that Grantor fails to do so, without prior notice to Grantor, to: (i) obtain insurance covering any of the Collateral; (ii) pay for the performance of any of the Grantor's obligations hereunder; (iii) discharge taxes, liens, security interests, or other encumbrances at any time levied or placed on any of the Collateral in violation of this Agreement unless Grantor is in good faith with due diligence by appropriate proceedings contesting those items; and (iv) pay for the maintenance and preservation of any of the Collateral. Such expenses and advances shall be added to the Obligations, until reimbursed to Secured Party and shall be secured by the Collateral. Any such payments and advances by Secured Party shall not be construed as a waiver by Secured Party of an Event of Default or any other rights, remedies or powers of Secured Party hereunder or under any other Loan Document or otherwise.

         8.20.    JURY WAIVER

                  EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR INCIDENTAL TO THE DEALINGS OF THE PARTIES WITH RESPECT TO THIS AGREEMENT OR THE TRANSACTIONS EVIDENCED OR CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT EITHER PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 8.20 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY.

         8.21.    ENTIRE AGREEMENT

                  This Agreement and the other Loan Documents constitute the entire agreement between Grantor and Secured Party with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings, if any, relating to the subject matter hereof or thereof, including, without limitation, that certain term sheet dated March 6, 2001, between Borrower and Secured Party. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by Grantor and Secured Party. Neither this Agreement nor any portion hereof may be amended, waived, supplemented, canceled or terminated orally or by any course of dealing or in any other manner other than by an agreement in writing signed by both Secured Party and Grantor. Any waiver of this Agreement by Secured Party shall be limited solely to the express terms and provisions of such waiver. Each party to this Agreement acknowledges that it has been advised by counsel in connection with the negotiation and execution of this Agreement and the Loan Documents and is not relying upon oral representations or statements inconsistent with the terms and/or provisions of this Agreement.

         8.22.    SOLE DUTY OF SECURED PARTY

                  Secured Party shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights pertaining thereto.

         8.23.    CONFIDENTIALITY AND PUBLICITY

                  Grantor agrees, and agrees to cause each of its Subsidiaries and Affiliates, (a) to treat this Agreement and all other Loan Documents and all provisions of the Loan Documents confidentially, and not to transmit any copy hereof or thereof, in whole or in part, to any Person, except for disclosures to the lenders, investors, partners, accountants and other professional advisors of Grantor, and (b) that Grantor shall inform all such Persons of the confidential nature hereof and thereof and shall direct them to treat the same confidentially and that each of them shall agree to be bound by these provisions. Secured Party shall be entitled to publicize this Agreement, the other Loan Documents and the transactions contemplated and consummated hereby and thereby in accordance with its customary practices.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

                  IN WITNESS WHEREOF, each of the parties hereto has duly executed this Security Agreement as of the date first written above.

                                     PSYCH SYSTEMS PPO, INC.,


                                     -------------------------------------------
                                     By:
                                         ---------------------------------------
                                     Its:
                                          --------------------------------------



                                     CAPITALSOURCE FINANCE LLC


                                     -------------------------------------------
                                     By: Steven A. Museles
                                     Its: Senior Vice President

                                    EXHIBIT A

                  PLACES OF BUSINESS AND CHIEF EXECUTIVE OFFICE

                  Principal place of business:

                  6705 Rockledge Drive
                  Suite 200
                  Bethesda, MD 20817


                  Executive office:

                  Psych Systems PPO, Inc.
                  c/o APS Healthcare, Inc.
                  6705 Rockledge Drive
                  Suite 200
                  Bethesda, MD 20817

             SCHEDULES TO THE AMENDED AND RESTATED CREDIT AGREEMENT
                                  (TERM LOAN)
                                 BY AND BETWEEN
          APS HEALTHCARE HOLDINGS, INC. AND CAPITALSOURCE FINANCE LLC
                              DATED JULY 23, 2001

             SCHEDULES TO THE AMENDED AND RESTATED CREDIT AGREEMENT
                                   (TERM LOAN)
                                 BY AND BETWEEN
           APS HEALTHCARE HOLDINGS, INC. AND CAPITALSOURCE FINANCE LLC
                               DATED JULY 23, 2001

                                  SCHEDULE 5.3

                                  SUBSIDIARIES

SUBSIDIARY                          AUTHORIZED                          ISSUED AND OUTSTANDING
----------                          ----------                          ----------------------
CHS Managed
Services, Inc.*                      1,000                                         100

CH/ECP Systems, Inc.                10,000                                      10,000

Psych Systems PPO, Inc.                200                                         100

Metropolitan IPA, Inc.               1,000                                       1,000

Psych Systems IPA, Inc.              1,000                                       1,000

APS Healthcare
Bethesda, Inc.                       1,000                                       1,000

New York Psych
Systems, Inc.*                         100                                         100

APS Healthcare
Puerto Rico, Inc.                    1,000                                       1,000

APS Healthcare
Northwest, Inc.                     50,000                                         710

APS Healthcare
Southwest, Inc.                    120,000                                      30,000

Psych Systems of
Westchester, Inc.*                  10,000                                         100

Psych Systems of
Long Island, Inc.*
 Class A Common                     5,000                                       4,200
 Class B Common                     5,000                                       2,895
(we own 83.3% of
issued and outstanding
 stock)

Psych Systems of
Manhattan, Inc.*                    10,000                                      100

American Psych                      501(c)(3)                                   APS owns
System of Texas, Inc.*              Non-Stock                                   All interests

Suffolk Psych Systems, LP*          Partnership                                 APS owns
                                                                                All interests
Southwest Community
Behavioral Care, LLC*               LLC                                         APS owns
                                                                                All interests

Westchester Behavioral
Health Network, LLC*                LLC                                         APS owns
                                                                                28.16%

Westchester Psych
Systems, LP*                        LP                                          APS owns
                                                                                All interests

NOTE: Unless otherwise indicated, Borrower owns 100% of the issued and outstanding stock of the Subsidiary.

* Designates entities that are inactive and are in the process of being dissolved.

             SCHEDULES TO THE AMENDED AND RESTATED CREDIT AGREEMENT
                                  (TERM LOAN)
                                 BY AND BETWEEN
           APS HEALTHCARE HOLDINGS, INC. AND CAPITALSOURCE FINANCE LLC
                               DATED JULY 23, 2001

                                  SCHEDULE 5.4

                                 JOINT VENTURES

Borrower or its Subsidiaries participate in the following joint ventures:

Westchester Behavioral Health Network, LLC in which Borrower has a 28.16% membership interest.

Community Behavioral Health, LLC in which Borrower has a 33.33% membership interest.

NOTE: These entities are not operational and are in the process of being dissolved.

             SCHEDULES TO THE AMENDED AND RESTATED CREDIT AGREEMENT
                                   (TERM LOAN)
                                 BY AND BETWEEN
           APS HEALTHCARE HOLDINGS, INC. AND CAPITALSOURCE FINANCE LLC
                               DATED JULY 23, 2001

                                  SCHEDULE 5.5

                                 MATERIAL LEASES

That certain Sublease, dated June 14, 1997, by and between Coventry Health Care, Inc. and APS Healthcare, Inc. for the offices located at:

6705 Rockledge Dr., Suite 200
Bethesda, Maryland 20817

That certain Lease Agreement, dated April 20, 2000, by and between APS Healthcare Bethesda, Inc. and GB, LLC for the offices located at:

11941-M Bournefield Way
Silver Spring, Maryland 20904

That certain Lease Agreement, dated September 28, 1999, by and between APS Healthcare Puerto Rico, Inc. and Foundation Properties, Inc. for the offices located at:

2 Chardon Avenue
Annex Building, 2nd Floor
Hato Rey, Puerto Rico 00918

             SCHEDULES TO THE AMENDED AND RESTATED CREDIT AGREEMENT
                                   (TERM LOAN)
                                 BY AND BETWEEN
           APS HEALTHCARE HOLDINGS, INC. AND CAPITALSOURCE FINANCE LLC
                               DATED JULY 23, 2001

                         SCHEDULE 5.5A AND SCHEDULE 5.5B

                                LEASED PROPERTIES

                          See Schedules 5.26A and 5.26B

             SCHEDULES TO THE AMENDED AND RESTATED CREDIT AGREEMENT
                                   (TERM LOAN)
                                 BY AND BETWEEN
           APS HEALTHCARE HOLDINGS, INC. AND CAPITALSOURCE FINANCE LLC
                               DATED JULY 23, 2001

                                  SCHEDULE 5.8

                                    CONSENTS

Bank of America, N.A.

CanPartners Investments, IV

Board of Directors of Borrower and Each Guarantor

             SCHEDULES TO THE AMENDED AND RESTATED CREDIT AGREEMENT
                                   (TERM LOAN)
                                 BY AND BETWEEN
           APS HEALTHCARE HOLDINGS, INC. AND CAPITALSOURCE FINANCE LLC
                               DATED JULY 23, 2001

                                  SCHEDULE 5.14

                              INTELLECTUAL PROPERTY

APS Healthcare, Inc. has applied for the following trademarks:

APS Healthcare and its logo and its tag line "Helping people lead healthier lives" CareConnection; and
APS Helplink.com.

APS Healthcare, Inc.'s website is copyrighted as is the APS Helplink.com internet product.

APS Healthcare Bethesda, Inc. and APS Healthcare Northwest, Inc. both hold licenses to the software products that are used in the behavioral health managed care and employee assistance program businesses which are listed below:

OFFICE SOFTWARE                           BETHESDA      MONTANA    PUERTO RICO
Win NT Terminal Server CALs                    180          108
Win NT Terminal Server Licenses                 11
Win NT or 2000 Server Licenses                  30
Win NT Server Enterprise Licenses                1
NT 4.0 Licenses                                               8
NT 4.0 Server                                                12
W2K Server CAL's                               200
Exchange 2000 CALs                             650
Exchange Server Ent. Edition Licenses            3
SQL 2000 CALs                                  350
SQL Server Enterprise Edition                    1
SQL SERVER STANDARD ED                           3            1
Embarcadero Rapid SQL                           10
Office 2000 Standard Licenses                  275
Office Pro 2000 Licenses                        75          120
Project 2000 Licenses                          100            3
Visio Pro 2000 Licenses                         20           18
Visio Tech 2000 Licenses                        20
Visual Studio Enterprise Licenses               14
Windows Pro 2000 Licenses                      300           40
Novell Server and Clients

Software Development Tools
 (Phyllis, Howard, Cara Cameron)
Paradigm
Geo Access                                                    1
Citrix
Checkpoint Firewall                      Unlimited
PC Anywhere
Dovico--TrackIt Pro                                           5
Dovico--TrackIt Light                                        20
Blue Ocean--TrackIt
Helplink
CCMS                                                                        54
HBOC Credentialer

             SCHEDULES TO THE AMENDED AND RESTATED CREDIT AGREEMENT
                                   (TERM LOAN)
                                 BY AND BETWEEN
           APS HEALTHCARE HOLDINGS, INC. AND CAPITALSOURCE FINANCE LLC
                               DATED JULY 23, 2001

                                  SCHEDULE 5.21

                              EXISTING INDEBTEDNESS

The Borrower and/or Guarantors have deposited cash with Campania Management Company, Inc. to secure letters of credit that Campania has issued on Borrower's or Guarantors' behalf which letters of credit are given as security for surety bonds in order to fulfill statutory and contractual obligations as set forth in the Description of Advance below. In one instance, the letter of credit issued by Campania was issued directly to the entity with which Borrower or Guarantor is contracted.

DATE              AMOUNT            DESCRIPTION OF ADVANCE
----              ------            ----------------------
1/19/01           $ 18,750          Security for Coventry of Delaware Surety Bond in the
3/13/01           $ 45,000          principal amount of $85,000

1/19/01           $138,750          Security for Preferred Health Network of Md., Inc. Letter
2/28/01           $ 91,250          of Credit in the principal amount of $230,000

1/19/01           $225,000          Security for George Washington University Health Plan
3/13/01           $225,000          Surety Bond in the principal amount of $600,000

2/28/01           $ 75,000          Security for the Georgia TPA License Surety Bond in the
                                    principal amount of $100,000

2/22/01           $ 75,000          Security for the Louisiana TPA License Surety Bond in the
                                    principal amount of $100,000

2/22/01           $ 56,250          Security for the South Carolina TPA License Surety Bond
                                    in the principal amount of $75,000

Also, the Borrower and/or Guarantors have letters of credit in the total amount of $3,136,708 outstanding as follows:

$2,100,000 to Humana Health Plans of Kentucky, Inc.
$1,000,000 to Humana Health Plans of Puerto Rico, Inc.
$36,708 to GB, LLC

$7,500,000 in Subordinated Debt to CanPartners Investments IV, LLC

This schedule excludes debt to Bank of America, NA that is being assumed by CaptialSource Finance LLC.

             SCHEDULES TO THE AMENDED AND RESTATED CREDIT AGREEMENT
                                   (TERM LOAN)
                                 BY AND BETWEEN
           APS HEALTHCARE HOLDINGS, INC. AND CAPITALSOURCE FINANCE LLC
                               DATED JULY 23, 2001

                                  SCHEDULE 5.22

                                MATERIAL CHANGES

There have been the following material developments:

1. The Borrower and/or Guarantors have been provided notice by Priority Health that that certain Agreement for the Provision of Services, dated December 1, 1998, by and between APS Healthcare Bethesda, Inc. and Priority Health will not be renewed at the end of the current term on November 30, 2001.

2. The Borrower and/or Guarantors have been provided notice by Coventry Health Care, Inc. that that certain Behavioral Health Services Agreement, dated September 26, 1997, by and between APS Healthcare Bethesda, Inc. and Coventry Health Care, Inc. will terminate on September 26, 2002.

3. The Borrower and/ Guarantors have been provided notice by Humana Health Plans of Puerto Rico, Inc. and by Triple-S, Inc. (the "HMO's") that the Commonwealth of Puerto Rico has given the HMO's notice that Commonwealth's contracts with the HMO's will terminate on August 31, 2001.

             SCHEDULES TO THE AMENDED AND RESTATED CREDIT AGREEMENT
                                   (TERM LOAN)
                                 BY AND BETWEEN
           APS HEALTHCARE HOLDINGS, INC. AND CAPITALSOURCE FINANCE LLC
                               DATED JULY 23, 2001

                                  SCHEDULE 5.23

                           RELATED PARTY TRANSACTIONS

1. On March 31, 2000 the Borrower and/or Guarantors made a loan to Kenneth Kessler, M.D., our Chairman and CEO, in the principal amount of $985,878.08 bearing simple interest of 8.19% annually and which matures on March 31, 2005. Dr. Kessler used the proceeds of the loan to exercise his right to purchase 1,041,647 shares of our common stock under several warrants that he had been previously granted.

2. On May 3, 2000 we entered into a Development Services Agreement with XCare.net, a company for which one of our board members, Jeffrey Krauss, is Chairman of the Board. The Agreement provides that we will pay to XCare.net the sum of $750,000 for their services in developing our website, APS HelpLink.com.

3. On May 3, 2000 we entered into a Hosting Services Agreement with XCare.net, a company for which one of our board members, Jeffrey Krauss, is Chairman of the Board. The Agreement provides that we will pay to XCare.net the sum of $5,000 per month for the 12 months of the Agreement for their services in hosting our website, APS HelpLink.com.

4. APS Healthcare Northwest, Inc. has a contract to provide employee assistance program services to BlueCross BlueShield of Montana, Inc. One of our board members, Terry Screnar is the President and CEO of BlueCross BlueShield of Montana, Inc.

5. One of our board members, Steven Epstein is a partner in the law firm of Epstein, Becker and Green, P.C. Mr. Epstein's law firm provides general legal counsel to us on a variety of issues.

             SCHEDULES TO THE AMENDED AND RESTATED CREDIT AGREEMENT
                                   (TERM LOAN)
                                 BY AND BETWEEN
           APS HEALTHCARE HOLDINGS, INC. AND CAPITALSOURCE FINANCE LLC
                               DATED JULY 23, 2001

                                  SCHEDULE 5.24

                              CONFLICTS OF INTEREST

1. On March 31, 2000 the Borrower and/or Guarantors made a loan to Kenneth Kessler, M.D., our Chairman and CEO, in the principal amount of $985,878.08 bearing simple interest of 8.19% annually and which matures on March 31, 2005. Dr. Kessler used the proceeds of the loan to exercise his right to purchase 1,041,647 shares of our common stock under several warrants that he had been previously granted.

2. On May 3, 2000 we entered into a Development Services Agreement with XCare.net, a company for which one of our board members, Jeffrey Krauss, is Chairman of the Board. The Agreement provides that we will pay to XCare.net the sum of $750,000 for their services in developing our website, APS HelpLink.com.

3. On May 3, 2000 we entered into a Hosting Services Agreement with XCare.net, a company for which one of our board members, Jeffrey Krauss, is Chairman of the Board. The Agreement provides that we will pay to XCare.net the sum of $5,000 per month for the 12 months of the Agreement for their services in hosting our website, APS HelpLink.com.

4. APS Healthcare Northwest, Inc. has a contract to provide employee assistance program services to BlueCross BlueShield of Montana, Inc. One of our board members, Terry Screnar is the President and CEO of BlueCross BlueShield of Montana, Inc.

5. One of our board members, Steven Epstein is a partner in the law firm of Epstein, Becker and Green, P.C. Mr. Epstein's law firm provides general legal counsel to us on a variety of issues.

             SCHEDULES TO THE AMENDED AND RESTATED CREDIT AGREEMENT
                                   (TERM LOAN)
                                 BY AND BETWEEN
           APS HEALTHCARE HOLDINGS, INC. AND CAPITALSOURCE FINANCE LLC
                               DATED JULY 23, 2001

                                  SCHEDULE 5.25

                                    INSURANCE

                              See Attached Schedule

             SCHEDULES TO THE AMENDED AND RESTATED CREDIT AGREEMENT
                                   (TERM LOAN)
                                 BY AND BETWEEN
           APS HEALTHCARE HOLDINGS, INC. AND CAPITALSOURCE FINANCE LLC
                               DATED JULY 23, 2001

                                 SCHEDULE 5.26A

                 PLACES OF BUSINESS AND CHIEF EXECUTIVE OFFICES

APS Healthcare Bethesda, Inc.
6705 Rockledge Drive
Suite 200
Bethesda, MD  20817

CH/ECP, Inc.
25 West Main Street
New York, NY  10019

APS Healthcare Bethesda, Inc.
11941-M Bournefield Way
Silver Spring, MD  20904

APS Healthcare Bethesda, Inc.
133 Carnegie Way
Suite 310
Atlanta, GA  30303

CH/ECP, Inc.
25 West 43rd Street
Suite 810
New York, NY  10036

CH/ECP, Inc.
205 Lexington Avenue
9th Floor
New York, NY  10019

APS Healthcare Bethesda, Inc.
210 Dickinson Street
Charleston, WV  25301

APS Healthcare Northwest, Inc.

1800 Ellis Street
Suite 1D
Bozeman, MT

APS Healthcare Northwest, Inc.
Silver Bow Center
125 West Granite
Butte, MT

APS Healthcare Northwest, Inc.
Lake Point Center
300 Mallard
Boise, ID

APS Healthcare Northwest, Inc.
5295 S. 300 W.
Suite 100
Murray, UT

APS Healthcare Northwest, Inc.
4155 Harrison Blvd.
Suite 200
Ogden, UT

APS Healthcare Northwest, Inc.
1835 N. 1120 West
Provo, UT

APS Healthcare Northwest, Inc.
720 S. River Rd.
Suite D2102
St. George, UT

APS Healthcare Northwest, Inc.
111 Lillian Street
Suite 209
Salmon, ID

APS Healthcare Northwest, Inc.
3011 Palmer Street
Missoula, MT

APS Healthcare Northwest, Inc.
2855 Mullan Road
Suite 70 & 180

Missoula, MT

APS Healthcare Northwest, Inc.
252 West Main
Quality Plaza
Delta, UT

APS Healthcare Northwest, Inc.
503 1st Avenue N.
Suite 314
Great Falls, MT

APS Healthcare Northwest, Inc.
550 N. 31st Street
Bldg. 3 Unit B
Billings, MT

APS Healthcare Northwest, Inc.
350 N. Last Chance Gulch
Helena, MT

APS Healthcare Northwest, Inc.
690 N. Meridan
Suite 207
Kalispell, MT

APS Healthcare Northwest, Inc.
18 N. 8th
Miles City, MT

APS Healthcare Northwest, Inc.
2517 17th Street
Suite B
Lewiston, ID

APS Healthcare Northwest, Inc.
3540 South 4000 W.
West Valley City, UT

APS Healthcare Northwest, Inc.
3330 Fiechtner Drive
Suite 104
Fargo, ND

APS Healthcare Northwest, Inc.
3010 Sante Fe Court
Missoula, MT

APS Healthcare Northwest, Inc.
215 North 3rd.
Grand Forks, ND

APS Healthcare Northwest, Inc.
#12 South Main Street
Suite 204
Minot, ND

APS Healthcare Northwest, Inc.
1710 Burnt Boat Drive
Bismarck, ND

APS Healthcare Northwest, Inc.
2893 3rd Avenue W.
Suite 107
Dickinson, ND

APS Healthcare Northwest, Inc.
2005 Ironwood Pkwy.
Couer D'alene, ID

APS Healthcare Northwest, Inc.
124 Third Street
Suite 5
Nampa, ID

APS Healthcare Southwest, Inc.
3030 N. Central Avenue
Suite 1203
Phoenix, AZ

APS Healthare Puerto Rico, Inc.
has the following addresses:

EDIF Annex 2 Ave Chardon San Juan, PR

Rd 119 Km 27.4 Las Marias, PR

Mayol 33 Ponce, PR

Rd 152 Km 12.3 Cedro Arriba, Naranjito, PR

C-2 URB La Vega, Villalba, PR

Calle Pedro Arroyo, Orocovis, PR

Calle Alberto Rissi, Patillas, PR

53 Calle Munoz Rivera Esq San Isidro, Maunabo, PR

May Medical Mall Plaza Suite 313, Mayaguez, PR

Centro Comercial Loma Linda, Corozal, PR

Ave Los Veteranos Nieves Petit Mall Guayama, PR

Ave Rivera Sur 189, Cayey, PR

Coamo Pueblo Ofic Humana, Coamo, PR

Calle Baldorioty 55 A16 Aibonito, PR

Calle Saboy A3 A-3 Villa Del Rey Caguas, PR

21 Calle Munoz Rivera Adjuntas, PR

40 Calle Monserrate Aguas Buenas, PR

             SCHEDULES TO THE AMENDED AND RESTATED CREDIT AGREEMENT
                                   (TERM LOAN)
                                 BY AND BETWEEN
           APS HEALTHCARE HOLDINGS, INC. AND CAPITALSOURCE FINANCE LLC
                               DATED JULY 23, 2001

                                 SCHEDULE 5.26B

                             LOCATION OF COLLATERAL

APS Healthcare Bethesda, Inc.
6705 Rockledge Drive
Suite 200
Bethesda, MD  20817

CH/ECP, Inc.
25 West Main Street
New York, NY  10019

APS Healthcare Bethesda, Inc.
11941-M Bournefield Way
Silver Spring, MD  20904

APS Healthcare Bethesda, Inc.
133 Carnegie Way
Suite 310
Atlanta, GA  30303

CH/ECP, Inc.
25 West 43rd Street
Suite 810
New York, NY  10036

CH/ECP, Inc.
205 Lexington Avenue
9th Floor
New York, NY  10019

APS Healthcare Bethesda, Inc.
210 Dickinson Street
Charleston, WV  25301

APS Healthcare Northwest, Inc.
1800 Ellis Street

Suite 1D
Bozeman, MT

APS Healthcare Northwest, Inc.
Silver Bow Center
125 West Granite
Butte, MT

APS Healthcare Northwest, Inc.
Lake Point Center
300 Mallard
Boise, ID

APS Healthcare Northwest, Inc.
5295 S. 300 W.
Suite 100
Murray, UT

APS Healthcare Northwest, Inc.
4155 Harrison Blvd.
Suite 200
Ogden, UT

APS Healthcare Northwest, Inc.
1835 N. 1120 West
Provo, UT

APS Healthcare Northwest, Inc.
720 S. River Rd.
Suite D2102
St. George, UT

APS Healthcare Northwest, Inc.
111 Lillian Street
Suite 209
Salmon, ID

APS Healthcare Northwest, Inc.
3011 Palmer Street
Missoula, MT

APS Healthcare Northwest, Inc.
2855 Mullan Road
Suite 70 & 180
Missoula, MT

APS Healthcare Northwest, Inc.
252 West Main
Quality Plaza
Delta, UT

APS Healthcare Northwest, Inc.
503 1st Avenue N.
Suite 314
Great Falls, MT

APS Healthcare Northwest, Inc.
550 N. 31st Street
Bldg. 3 Unit B
Billings, MT

APS Healthcare Northwest, Inc.
350 N. Last Chance Gulch
Helena, MT

APS Healthcare Northwest, Inc.
690 N. Meridan
Suite 207
Kalispell, MT

APS Healthcare Northwest, Inc.
18 N. 8th
Miles City, MT

APS Healthcare Northwest, Inc.
2517 17th Street
Suite B
Lewiston, ID

APS Healthcare Northwest, Inc.
3540 South 4000 W.
West Valley City, UT

APS Healthcare Northwest, Inc.
3330 Fiechtner Drive
Suite 104
Fargo, ND

APS Healthcare Northwest, Inc.

3010 Sante Fe Court
Missoula, MT

APS Healthcare Northwest, Inc.
215 North 3rd.
Grand Forks, ND

APS Healthcare Northwest, Inc.
#12 South Main Street
Suite 204
Minot, ND

APS Healthcare Northwest, Inc.
1710 Burnt Boat Drive
Bismarck, ND

APS Healthcare Northwest, Inc.
2893 3rd Avenue W.
Suite 107
Dickinson, ND

APS Healthcare Northwest, Inc.
2005 Ironwood Pkwy.
Couer D'alene, ID

APS Healthcare Northwest, Inc.
124 Third Street
Suite 5
Nampa, ID

APS Healthcare Southwest, Inc.
3030 N. Central Avenue
Suite 1203
Phoenix, AZ

APS Healthare Puerto Rico, Inc.
has the following addresses:

EDIF Annex 2 Ave Chardon San Juan, PR

Rd 119 Km 27.4 Las Marias, PR

Mayol 33 Ponce, PR

Rd 152 Km 12.3 Cedro Arriba, Naranjito, PR

C-2 URB La Vega, Villalba, PR

Calle Pedro Arroyo, Orocovis, PR

Calle Alberto Rissi, Patillas, PR

53 Calle Munoz Rivera Esq San Isidro, Maunabo, PR

May Medical Mall Plaza Suite 313, Mayaguez, PR

Centro Comercial Loma Linda, Corozal, PR

Ave Los Veteranos Nieves Petit Mall Guayama, PR

Ave Rivera Sur 189, Cayey, PR

Coamo Pueblo Ofic Humana, Coamo, PR

Calle Baldorioty 55 A16 Aibonito, PR

Calle Saboy A3 A-3 Villa Del Rey Caguas, PR

21 Calle Munoz Rivera Adjuntas, PR

40 Calle Monserrate Aguas Buenas, PR

             SCHEDULES TO THE AMENDED AND RESTATED CREDIT AGREEMENT
                                   (TERM LOAN)
                                 BY AND BETWEEN
           APS HEALTHCARE HOLDINGS, INC. AND CAPITALSOURCE FINANCE LLC
                               DATED JULY 23, 2001

                                  SCHEDULE 5.28

                                      NAMES

During the past five years, Borrowers and Guarantors have had the following names and trade names:

1. APS Healthcare, Inc. was formerly named American Psych Systems Holdings, Inc. and American Psych Systems, Inc.

2.   APS Healthcare Holdings, Inc. was formerly named Psych Systems Holdings,
     Inc.

3. APS Healthcare Bethesda, Inc. was formerly named American Psych Systems, Inc. and Principal Behavioral Health Care, Inc. It also had the trade name APS.

4. APS Healthcare Northwest, Inc. was formerly named Vydas Resources, Inc. and had the trade name VRI.

5.   APS Healthcare Southwest, Inc. was formerly named AzCare, Inc.

6. APS Healthcare Puerto Rico, Inc. was formerly named American Psych Systems of Puerto Rico, Inc.

             SCHEDULES TO THE AMENDED AND RESTATED CREDIT AGREEMENT
                                   (TERM LOAN)
                                 BY AND BETWEEN
           APS HEALTHCARE HOLDINGS, INC. AND CAPITALSOURCE FINANCE LLC
                               DATED JULY 23, 2001

                                  SCHEDULE 6.8

                            POST-CLOSING OBLIGATIONS

             SCHEDULES TO THE AMENDED AND RESTATED CREDIT AGREEMENT
                                   (TERM LOAN)
                                 BY AND BETWEEN
           APS HEALTHCARE HOLDINGS, INC. AND CAPITALSOURCE FINANCE LLC
                               DATED JULY 23, 2001

                                  SCHEDULE 7.6

                                  INDEBTEDNESS

                                      NONE

             SCHEDULES TO THE AMENDED AND RESTATED CREDIT AGREEMENT
                                   (TERM LOAN)
                                 BY AND BETWEEN
           APS HEALTHCARE HOLDINGS, INC. AND CAPITALSOURCE FINANCE LLC
                               DATED JULY 23, 2001

                                  SCHEDULE 7.7

                                      LIENS

                                      NONE